As filed with the Securities and Exchange Commission on July 1, 2015
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.
Following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal Intermediate Bond Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

New York Municipal Income Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Semi-Annual Report

April 30, 2015

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Floating Rate Income Fund	4
High Income Bond Fund	6
Municipal Intermediate Bond Fund	8
New York Municipal Income Fund	10
Short Duration Bond Fund	12
Short Duration High Income Fund	14
Strategic Income Fund	16
Unconstrained Bond Fund	18
FUND EXPENSE INFORMATION	23

SCHEDULE OF INVESTMENTS

Core Bond Fund	25
Floating Rate Income Fund	32
High Income Bond Fund	40
Municipal Intermediate Bond Fund	52
New York Municipal Income Fund	58
Short Duration Bond Fund	61
Short Duration High Income Fund	65
Strategic Income Fund	75
Unconstrained Bond Fund	97
FINANCIAL STATEMENTS	112

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	152
Floating Rate Income Fund	154
High Income Bond Fund	154
Municipal Intermediate Bond Fund	158
New York Municipal Income Fund	160
Short Duration Bond Fund	160
Short Duration High Income Fund	162
Strategic Income Fund	164
Unconstrained Bond Fund	166
Directory	170
Proxy Voting Policies and Procedures	171
Quarterly Portfolio Schedule	171

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds.

Despite expectations that the U.S. economy would continue to grow at a solid pace, it significantly moderated as the reporting period progressed (e.g., economic output declined 0.7% in the first quarter of 2015). This was partially attributed to transitory effects, including severe winter weather in parts of the country. This, coupled with signs of slower global growth and numerous geopolitical issues, sparked several flights to quality and declining intermediate- and long-term Treasury yields. In other news, while the U.S. Federal Reserve (Fed) concluded its asset purchase program shortly before the beginning of the reporting period, it appeared to push back the predicted timetable of its first interest rate hike.

All told, the overall bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 2.06% during the six months ended April 30, 2015. Most non-Treasury securities produced positive returns, albeit delivering mixed results versus equal-duration Treasuries. Among the best absolute performers were longer-term government and credit securities.

Looking ahead, we believe the U.S. economy will strengthen as the year progresses. However, we think the expansion should be far from robust and unlikely to trigger a sharp uptick in inflation. This scenario, along with ongoing slack in the global economy, leads us to believe the Fed's initial rate hike will not occur until later in the year. Furthermore, we believe the Fed will take a cautious and measured approach in terms of monetary tightening after interest rate "lift off" begins.

We believe our fixed income funds are appropriately positioned given our outlook for global growth and monetary policy in the U.S. and abroad. We anticipate maintaining overweight positions in non-Treasuries relative to the funds' benchmarks. We also have a generally positive outlook for the municipal market. As always, we will actively manage our fixed income funds and adjust their portfolios as we feel appropriate given changing economic and investment conditions.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary

Neuberger Berman Core Bond Fund Institutional Class generated a 1.89% total return for the six months ended April 30, 2015 but underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 2.06% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several setbacks, the overall fixed income market posted a positive return over the six-month period. Short-term Treasury yields moved higher as the market anticipated a U.S. Federal Reserve (Fed) interest rate hike in 2015. In contrast, longer-term rates declined given a number of flights to quality triggered by geopolitical issues and concerns over global growth. The yield on the 10-year Treasury began the period at 2.34% and fell as low as 1.64% in late January 2015, before ending the period at 2.03%. Most non-Treasury securities produced positive returns, but generated mixed results versus equal-duration Treasuries during the reporting period.

The Fund's underperformance was largely driven by its defensive duration position. Given our belief that rates would move somewhat higher, we maintained a duration that was shorter than the benchmark. This was not rewarded as intermediate- and longer-term rates declined during the period.

On the upside, the Fund's allocation to non-Treasury securities was modestly additive to results. The Fund's exposures to investment grade corporate bonds and commercial mortgage-backed securities also contributed positively to performance. Additionally, our positioning among global developed market sovereigns was beneficial for returns.

There were no significant changes made to the portfolio during the reporting period. That being said, we did make several tactical adjustments to our positioning in global developed market sovereigns. In particular, toward the end of the period we reduced the Fund's overweight to certain peripheral European countries to capture profits.

Looking ahead, we believe that the decision as to when the Fed will start raising interest rates will be data dependent. Thus far in 2015, economic data has been generally muted and inflation has remained benign. While oil prices have fallen sharply since their peak in June 2014, this has yet to equate to a meaningful increase in consumer spending. While we believe growth in the U.S. could gain some traction as the year progresses, we do not anticipate seeing a robust expansion. In such an environment, we believe inflation should remain contained. Against this backdrop, we currently plan to maintain our strategy of overweighting non-Treasury securities, as we believe it is appropriate for long-term investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	4.3%
Corporate Debt Securities	24.4
Government Securities	5.5
Mortgage-Backed Securities	37.1
U.S. Government Agency Securities	1.9
U.S. Treasury Securities	30.7
Short-Term Investments	7.6
Liabilities, less cash, receivables and other assets	(11.5)
Total	100.0%

PERFORMANCE HIGHLIGHTS2,18

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	1.69%	3.59%	3.95%	4.61%	5.20%
Institutional
Class[3]	10/01/1995	1.89%	4.00%	4.36%	5.04%	5.60%
Class A4	12/20/2007	1.59%	3.59%	3.93%	4.70%	5.42%
Class C4	12/20/2007	1.22%	2.82%	3.15%	4.13%	5.13%
With Sales Charge
Class A4		-2.77%	-0.79%	3.04%	4.25%	5.19%
Class C4		0.22%	1.82%	3.15%	4.13%	5.13%
Index
Barclays U.S. Aggregate Bond Index[1,14]		2.06%	4.46%	4.12%	4.75%	5.71%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2015, the 30-day SEC yields were 2.03%, 2.43%, 1.94% and 1.28% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.78%, 2.28%, 1.82% and 1.14% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.15%, 0.65%, 1.04% and 1.79% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.87%, 0.47%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

Neuberger Berman Floating Rate Income Fund Class A at NAV generated a 2.32% total return for the six months ended April 30, 2015 and outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 2.28% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market posted a positive return during the reporting period and outperformed equal-duration Treasuries. Supporting the market were overall solid fundamentals and relatively low defaults. While retail demand for the asset class was challenged, strong demand from collateralized loan obligation issuance helped to offset the retail outflows. For the six months ended April 30, 2015, securities rated B in the index gained 2.38%, whereas securities rated BB and securities rated CCC and lower returned 3.02% and -1.76%, respectively.

We reduced the Fund's position in non-floating rate securities during the reporting period. We have the flexibility to allocate up to 20% of the portfolio to these securities, and we have usually invested in fixed-rate senior secured bonds for this purpose. The Fund's allocation to non-floating rate securites began the period at approximately 4.8% of the portfolio and ended it at approximately 2.6%. Relative value between floating rate loans and bonds fluctuated during the reporting period given the increase in volatility.

We continued to actively participate in the new issuance market by emphasizing securities in the primary versus the secondary bank loan market due to the former's higher current yields. We also held the view that securities in the new issue market provided better opportunities on a total return basis. Throughout the period, we emphasized loans in the primary market from issuers that we found to have appropriate capital structures, positive operating momentum and relatively low leverage.

The Fund's higher quality bias largely benefited results during the reporting period. The Fund's overweight to securities rated BB and securities rated B securities, relative to the benchmark, along with its underweight to securities rated CCC, were the largest positives for performance. The Fund's modest cash position was a drag on results given the positive return of the overall high yield market.

From a sector perspective, security selection in utilities, lodging/casinos and business equipment & services were the largest contributors to performance during the reporting period. In contrast, security selection in oil & gas, telecommunications and industrial equipment detracted the most from results.

We continue to have a positive outlook for the senior floating rate bank loan market. Our view is driven by overall solid fundamentals, relatively low leverage and continued growth in the U.S. As was the case last year, we anticipate that total returns in 2015 will be driven by coupons. We believe loans offer attractive relative value compared to other fixed income instruments, particularly when interest rates begin to rise, which we suspect will occur over the next year. On an issuer basis, we believe the senior floating rate bank loan default rate in 2015 will be below its historical average. This is based on our outlook for overall positive fundamentals. In addition, there is very little in the way of near-term maturities and issuers continue to retain strong cash balances.

Sincerely,

ANN H. BENJAMIN,* THOMAS P. O'REILLY, JOSEPH P. LYNCH, STEPHEN CASEY AND DANIEL DOYLE
PORTFOLIO CO-MANAGERS

* As previously disclosed, Ann Benjamin recently announced she intends to retire on December 31, 2015 after a 35-year career and 18 years at Neuberger Berman.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments (excluding Short-Term Investments))
One to less than Five Years	41.6%
Five to less than Ten Years	58.4
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception			Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	2.51%	3.14%	4.91%	5.15%
Class A	12/29/2009	2.32%	2.76%	4.52%	4.75%
Class C5	12/30/2009	1.94%	1.99%	3.74%	4.00%
With Sales Charge
Class A		-2.04%	-1.57%	3.62%	3.91%
Class C5		0.94%	1.00%	3.74%	4.00%
Index
S&P/LSTA Leveraged Loan Index[1,14]		2.28%	3.35%	4.95%	5.88%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2015, the 30-day SEC yields were 3.60%, 3.10% and 2.49% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.46%, 2.95% and 2.35% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.79%, 1.17% and 1.92% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 1.08% and 1.83% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

Neuberger Berman High Income Bond Fund Investor Class generated a 1.24% total return for the six months ended April 30, 2015 but underperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 1.52% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several setbacks, the overall fixed income market posted a positive return over the six month period ended April 30, 2015. Short-term Treasury yields moved higher as the market anticipated a U.S. Federal Reserve (Fed) interest rate hike in 2015. In contrast, longer-term rates declined given a number of flights to quality triggered by geopolitical issues and concerns over global growth. The high yield market experienced periods of elevated volatility during the reporting period, partially due to a sharp decline and subsequent rally in the energy sector. Within the benchmark, securities rated CCC (a relatively low rating) and BB-rated securities (rated higher) returned -0.67% and 2.37%, respectively.1

From a sector perspective, an underweight to banking versus the benchmark, along with security selection in telecommunication services and utilities, detracted the most from performance. Conversely, security selection in gaming and support services, coupled with an underweight to metals & mining, contributed the most to performance.

The Fund's lower-quality bias largely detracted from results during the reporting period. The Fund's overweight to securities rated CCC, along with its underweight to securities rated BB and higher, were the largest detractors from performance. Strong security selection, particularly in CCC-rated securities, helped mitigate the lower-quality bias. The Fund's modest cash position was also a drag on results given the positive return of the overall high yield market. Elsewhere, having a duration that was shorter than the index was a headwind given the declining rate environment.

We made several adjustments to the portfolio during the reporting period. We increased the Fund's allocations to bonds that are rated CCC, BB and higher. From a sector perspective, we increased the Fund's allocations to gaming, gas distribution and diversified financial services. Conversely, we reduced its exposures to metals & mining and supportive services, while maintaining a zero weighting in consumer products and banks/insurance.

We continue to have a positive outlook for the high yield market. In our view, fundamentals remain largely intact. Corporate balance sheets appear strong overall and many issuers have taken advantage of low interest rates to refinance their debt and push back their maturities. These factors, coupled with what we believe could be continued growth in the U.S., could, in our view, allow the vast majority of lower-quality companies to meet their debt obligations. Against this backdrop, we think high yield defaults could be approximately 2.5% in 2015, versus a long-term average of 3.8%. Still, there could be periods of heightened volatility as investors react to incoming economic data, shifting Fed monetary policy and geopolitical events. This, in turn, could impact the demand for high yield securities.

Sincerely,

ANN H. BENJAMIN,* THOMAS P. O'REILLY, RUSS COVODE AND DANIEL DOYLE
PORTFOLIO CO-MANAGERS

* As previously disclosed, Ann Benjamin recently announced she intends to retire on December 31, 2015 after a 35-year career and 18 years at Neuberger Berman.

1 The performance of certain rated bonds within the benchmark noted above represent issues that are rated BB1/BB+ through BB3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by BofA Merrill Lynch.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

High Income Bond Fund

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments (excluding Short-Term Investments))
Less than One Year	2.1%
One to less than Five Years	30.3
Five to less than Ten Years	62.7
Ten Years or Greater	4.9
Total	100.0%

PERFORMANCE HIGHLIGHTS6,19

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	1.24%	1.63%	7.37%	7.84%	7.94%
Institutional
Class[8]	05/27/2009	1.42%	1.90%	7.53%	7.97%	8.00%
Class A8	05/27/2009	1.12%	1.38%	7.09%	7.69%	7.88%
Class C8	05/27/2009	0.86%	0.76%	6.31%	7.24%	7.68%
Class R3[8]	05/27/2009	1.11%	1.25%	6.85%	7.55%	7.82%
Class R6[8]	03/15/2013	1.46%	1.97%	7.47%	7.89%	7.97%
With Sales Charge
Class A8		-3.16%	-2.91%	6.16%	7.22%	7.68%
Class C8		-0.12%	-0.20%	6.31%	7.24%	7.68%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[1,14]		1.52%	2.58%	8.16%	8.29%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2015, the 30-day SEC yields were 4.60%, 4.74%, 4.16%, 3.61%, 4.11% and 4.81% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.83%, 0.69%, 1.08%, 1.82%, 1.32% and 0.62% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 0.64% total return for the six months ended April 30, 2015 but underperformed its benchmark, the Barclays 7-Year G.O. Index, which provided a 1.02% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite a modest uptick in yields, the municipal bond market posted a positive return during the six-month reporting period. The municipal market was supported by overall improving fundamentals and low defaults. While new municipal security supply sharply increased during the period, this was generally well absorbed by investor demand. Still, the increase in supply was a key reason why municipal securities lagged equal-duration Treasuries during the period. All told, the Barclays Municipal Bond Index gained 1.17% for the six months ended April 30, 2015. In contrast, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 2.06%.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve. Yield curve positioning detracted from results as the intermediate portion of the municipal curve outperformed its short- and longer-term counterparts. While we allowed the Fund's duration to drift shorter during the period, it remained longer than the benchmark, which contributed to performance.

The Fund's quality biases were also additive to results. In particular, having an overweight, relative to the benchmark, to BBB-rated and A-rated securities and an underweight to AAA-rated securities was rewarded given the outperformance of lower-rated securities. From a sector perspective, an overweight to hospitals added to results. Elsewhere, security selection had a mixed impact on performance during the reporting period.

We maintain our positive outlook for the municipal bond market. In our view, the U.S. economy could gain some traction as the year progresses, which we believe would lead to generally improving fundamentals. While we anticipate that new issuance in the municipal market will be higher in 2015 versus last year, we think it could be well absorbed by solid investor demand. We also do not foresee a dramatic increase in yields given our belief that there will be continued slack in the global economy and modest inflation, in addition to the U.S. Federal Reserve's assurances that it is in no hurry to raise rates. Against this backdrop, we anticipate maintaining the Fund's barbelled yield curve structure.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alaska	1.6%
Arizona	0.4
Arkansas	0.8
California	10.5
Colorado	0.8
District of Columbia	1.6
Florida	12.0
Georgia	3.7
Illinois	8.1
Indiana	5.0
Kansas	0.5
Louisiana	1.5
Massachusetts	1.6
Michigan	2.6
Minnesota	0.5
Mississippi	1.7
Montana	1.3
Nevada	0.5
New Jersey	3.1
New York	10.4
North Carolina	0.7
Ohio	0.9
Oregon	0.1
Pennsylvania	4.1
Rhode Island	3.4
South Carolina	2.3
Tennessee	3.0
Texas	7.9
Utah	1.1
Vermont	0.4
Virginia	2.4
Washington	0.9
Cash, receivables and other assets,
less liabilities	4.6
Total	100.0%

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	0.64%	3.41%	3.92%	3.67%	4.97%
Institutional
Class[11]	06/21/2010	0.71%	3.56%	4.06%	3.73%	5.00%
Class A11	06/21/2010	0.53%	3.18%	3.68%	3.55%	4.93%
Class C11	06/21/2010	0.16%	2.41%	2.93%	3.17%	4.79%
With Sales Charge
Class A11		-3.76%	-1.20%	2.79%	3.10%	4.77%
Class C11		-0.84%	1.41%	2.93%	3.17%	4.79%
Index
Barclays 7-Year G.O. Index[1,14]		1.02%	3.27%	4.30%	4.61%	5.85%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2015, the 30-day SEC yields were 1.38%, 1.53%, 1.11% and 0.41% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.44%, 2.70%, 1.96% and 0.72% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.20%, 1.36%, 0.98% and 0.29% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.85%, 0.67%, 1.07% and 1.88% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.65%, 0.50%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

New York Municipal Income Fund Commentary

Neuberger Berman New York Municipal Income Fund Institutional Class generated a 0.59% total return for the six months ended April 30, 2015 but underperformed its benchmark, the Barclays 7-Year G.O. Index, which provided a 1.02% return for the period.

Despite a modest uptick in yields, the municipal bond market posted a positive return during the six-month reporting period. The municipal market was supported by overall improving fundamentals, and low defaults. While new municipal security supply sharply increased during the period, this was generally well absorbed by investor demand. Still, the increase in supply was a key reason why municipal securities lagged equal-duration Treasuries during the period. All told, the Barclays Municipal Bond Index gained 1.17% for the six months ended April 30, 2015. In contrast, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 2.06%.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve. Yield curve positioning contributed to results as the intermediate portion of the municipal curve outperformed its short- and longer-term counterparts. While we allowed the Fund's duration to drift shorter during the period, it remained longer than the benchmark, which contributed to performance.

The Fund's quality biases were also additive to results. In particular, having an overweight, relative to the benchmark, to BBB-rated and A-rated securities and an underweight to AAA-rated securities was rewarded given the outperformance of lower-rated securities. From a sector perspective, an overweight to hospitals added to results. Elsewhere, security selection had a mixed impact on performance during the reporting period.

We maintain our positive outlook for the municipal bond market. In our view, the U.S. economy could gain some traction as the year progresses, which would lead to generally improving fundamentals. While we anticipate that new issuance in the municipal market will be higher in 2015 versus last year, we think it could be well absorbed by solid investor demand. We also do not forsee a dramatic increase in yields given our belief that there will be continued slack in the global economy and modest inflation, in addition to the U.S. Federal Reserve's assurances that it is in no hurry to raise rates. Against this backdrop, we anticipate maintaining the Fund's barbelled yield curve structure.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

New York Municipal Income Fund

TICKER SYMBOLS

Institutional Class	NMIIX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
New York	99.3%
Cash, receivables and other assets, less liabilities	0.7
Total	100.0%

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	0.59%	3.68%	2.32%
Index
Barclays 7-Year G.O. Index[1,14]		1.02%	3.27%	2.55%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2015, the 30-day SEC yield was 1.14% for Institutional Class. The tax-equivalent yield was 2.01% for Institutional Class for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2014 was 0.87% for Institutional Class shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2015 can be found in the Financial Highlights section of this report.

Short Duration Bond Fund Commentary

Neuberger Berman Short Duration Bond Fund Investor Class generated a 0.41% total return for the six months ended April 30, 2015 but underperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which provided a 0.56% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several setbacks, the overall fixed income market posted a positive return over the six month period. Short-term Treasury yields moved higher as the market anticipated a U.S. Federal Reserve (Fed) rate hike in 2015. In contrast, longer-term rates declined given a number of flights to quality, triggered by geopolitical issues and concerns over global growth. The yield on the 10-year Treasury began the period at 2.34% and fell as low as 1.64% in late January, before ending the period at 2.03%. Most non-Treasury securities produced positive returns, but generated mixed results versus equal-duration Treasuries during the reporting period.

The Fund's underweight to agency debt detracted from results as the sector outperformed similar duration Treasuries during the reporting period. Security selection, overall, was also negative for results. Conversely, the Fund's allocation to commercial mortgage-backed securities (CMBS) was beneficial for performance. Duration and yield curve positioning also contributed to results.

There were several adjustments made to the portfolio over the reporting period. We decreased the Fund's exposure to asset-backed securities (ABS) and increased the Fund's exposure to agency mortgage-backed securities (MBS). We also pared the Fund's allocation to CMBS. Within the investment grade corporate bond sector, we sold certain positions where we felt there were potential event risks, such as merger and acquisition activity, which could lead to an increase in volatility. We also actively participated in the new issue market, initiating positions as well as extending the maturities of companies that we found to be attractive.

At the end of the reporting period, the Fund's largest overweight positions, when compared to the benchmark, were in the CMBS, ABS and agency MBS sectors. Elsewhere, we had a modest overweight to investment grade corporate bonds. Our largest underweights were Treasury securities and agency debt.

Looking ahead, we continue to believe that the decision as to when the Fed will start raising rates will be data dependent. Thus far in 2015, economic data has been generally muted and inflation has remained benign. While oil prices have fallen sharply since their peak in June 2014, this has yet to equate to a meaningful increase in consumer spending. While we believe growth in the U.S. will gain some traction as the year progresses, we do not anticipate seeing a robust expansion. In such an environment, we think inflation could remain contained. Against this backdrop, we currently plan to adhere to our strategy of overweighting non-Treasury securities, along with maintaining a defensive duration posture.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND RICHARD GRAU*
PORTFOLIO CO-MANAGERS

* As previously disclosed, effective June 30, 2015, Richard Grau will no longer manage the portfolio.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	17.8%
Corporate Debt Securities	31.6
Mortgage-Backed Securities	27.7
U.S. Treasury Securities	23.0
Short-Term Investments	3.3
Liabilities, less cash, receivables and other assets	(3.4)
Total	100.0%

PERFORMANCE HIGHLIGHTS15

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	0.41%	0.58%	1.69%	1.81%	4.42%
Trust
Class[12]	08/30/1993	0.35%	0.46%	1.57%	1.72%	4.35%
Institutional Class[12]	06/21/2010	0.51%	0.78%	1.88%	1.91%	4.46%
Class A12	06/21/2010	0.32%	0.39%	1.51%	1.72%	4.39%
Class C12	06/21/2010	-0.05%	-0.36%	0.78%	1.35%	4.26%
With Sales Charge
Class A12		-2.14%	-2.07%	1.00%	1.47%	4.30%
Class C12		-1.05%	-1.36%	0.78%	1.35%	4.26%
Index
Barclays 1-3 Year
U.S. Government/Credit
Index[1,14]		0.56%	1.05%	1.31%	2.89%	5.22%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2015, the 30-day SEC yields were 0.32%, 0.23%, 0.52%, 0.15% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.00%, 0.00%, 0.03%, 0.00% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.20%, 1.36%, 1.00%, 1.37% and 2.13% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 0.81%, 0.51%, 0.88% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund Commentary

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 1.63% total return for the six months ended April 30, 2015 and outperformed its benchmark, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index, which provided a 1.55% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several setbacks, the overall fixed income market posted a positive return over the six-month period. Short-term Treasury yields moved higher as the market anticipated a U.S. Federal Reserve (Fed) interest rate hike in 2015. In contrast, longer-term rates declined given a number of flights to quality triggered by geopolitical issues and concerns over global growth. The high yield market experienced periods of elevated volatility during the reporting period, partially due to a sharp decline and subsequent rally in the energy sector.

The sectors that were the most beneficial to the Fund's absolute performance during the reporting period were health care, gaming and diversified financial services. Detracting the most from absolute performance were the energy, aerospace/defense and metals & mining sectors.

From a quality perspective, approximately 92% of the portfolio was held in securities rated B and higher, as well as in cash. If we had allocated a smaller portion of the portfolio to securities rated CCC we would have likely further enhanced the Fund's absolute performance, as this portion of the market underperformed both B-rated and BB-rated securities.1

Several adjustments were made to the portfolio during the reporting period. We increased the Fund's allocations to health care and energy. We maintained the Fund's zero allocation to transportation and banking/insurance. Elsewhere, the portfolio continued to have a very modest allocation to environmental.

We continue to have a positive outlook for the high yield market. In our view, fundamentals remain largely intact. Corporate balance sheets appear strong overall and many issuers have taken advantage of low interest rates to refinance their debt and push back their maturities. These factors, coupled with what we believe could be continued growth in the U.S., could, in our view, allow the vast majority of lower-quality companies to meet their debt obligations. Against this backdrop, we think high yield defaults could be approximately 2.5% in 2015, versus a long-term average of 3.8%. Still, there could be periods of heightened volatility as investors react to incoming economic data, shifting Fed monetary policy and geopolitical events. This, in turn, could impact the demand for high yield securities.

Sincerely,

ANN H. BENJAMIN,* THOMAS P. O'REILLY, RUSS COVODE AND DANIEL DOYLE
PORTFOLIO CO-MANAGERS

* As previously disclosed, Ann Benjamin recently announced she intends to retire on December 31, 2015 after a 35-year career and 18 years at Neuberger Berman.

1 The performance of certain rated bonds within the benchmark noted above represent issues that are rated BB1/BB+ through BB3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by BofA Merrill Lynch.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Bank Loans	9.3%
Corporate Debt Securities	87.5
Short-Term Investments	4.2
Liabilities, less cash, receivables and other assets	(1.0)
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	09/28/2012	1.63%	1.81%	4.37%
Class A	09/28/2012	1.45%	1.33%	3.99%
Class C	09/28/2012	1.07%	0.58%	3.22%
With Sales Charge
Class A		-2.90%	-2.93%	2.28%
Class C		0.08%	-0.40%	3.22%
Index
BofA Merrill Lynch 0-5 Year BB-B
U.S. High Yield Constrained Index[1,14]		1.55%	2.35%	5.61%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2015, the 30-day SEC yields were 3.49%, 2.98% and 2.37% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.40%, 2.88% and 2.23% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.85%, 1.24% and 2.03% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary

Neuberger Berman Strategic Income Fund Institutional Class generated a 1.30% total return for the six months ended April 30, 2015 but underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 2.06% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several setbacks, the overall fixed income market posted a positive return over the six-month period. Short-term Treasury yields moved higher as the market anticipated a U.S. Federal Reserve (Fed) interest rate hike in 2015. In contrast, longer-term rates declined given a number of flights to quality triggered by geopolitical issues and concerns over global growth. The yield on the 10-year Treasury began the period at 2.34% and fell as low as 1.64% in late January 2015, before ending the period at 2.03%. Most non-Treasury securities produced positive returns, but generated mixed results versus equal-duration Treasuries during the reporting period.

The Fund's underperformance was largely driven by its defensive duration position. Given our belief that rates would move somewhat higher, we maintained a duration that was shorter than the benchmark. This was not rewarded as intermediate- and longer-term rates declined during the period. The Fund also used financial futures contracts to assist in managing its duration positioning, which was a further drag on results.

On the upside, the Fund's allocation to non-Treasury securities was modestly additive to results. The Fund's exposures to investment grade corporate bonds, commercial mortgage-backed securities and senior floating rate loans also contributed positively to performance. Additionally, our positioning among global developed market sovereigns was beneficial for returns.

Several changes were made to the portfolio during the reporting period. At the end of 2014 and in early 2015, we increased the Fund's exposure to high yield corporate bonds. We found the asset class as a whole to be more attractively valued given its energy sector-driven selloff. In addition, we made several tactical adjustments to our positioning in global developed market sovereigns. In particular, toward the end of the period we reduced the Fund's overweight to peripheral European countries, such as Italy and Spain, to capture profits.

Looking ahead, we believe that the decision as to when the Fed will start raising rates will be data dependent. Thus far in 2015, economic data has been generally muted and inflation has remained benign. While oil prices have fallen sharply since their peak in June 2014, this has yet to equate to a meaningful increase in consumer spending. While we believe growth in the U.S. could gain some traction as the year progresses, we do not anticipate seeing a robust expansion. In such an environment, we believe inflation should remain contained. Against this backdrop, we currently plan to maintain our strategy of overweighting non-Treasury securities, as we believe it is appropriate for long-term investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	15.5%
Bank Loan Obligations	8.1
Corporate Debt Securities	36.1
Exchange Traded Funds	6.5
Government Securities	8.9
Mortgage-Backed Securities	36.3
U.S. Government Agency Securities	1.5
U.S. Treasury Securities	4.6
Mutual Funds	7.1
Short-Term Investments	3.2
Liabilities, less cash, receivables and
other assets	(27.8)
Total	100.0%

PERFORMANCE HIGHLIGHTS17

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	1.13%	2.74%	5.52%	7.13%	7.30%
Institutional
Class	07/11/2003	1.30%	3.10%	5.89%	7.43%	7.55%
Class A13	12/20/2007	1.10%	2.69%	5.47%	7.12%	7.29%
Class C13	12/20/2007	0.75%	1.97%	4.73%	6.55%	6.81%
Class R6[13]	03/15/2013	1.25%	3.08%	5.90%	7.43%	7.56%
With Sales Charge
Class A13		-3.17%	-1.65%	4.56%	6.65%	6.89%
Class C13		-0.24%	0.98%	4.73%	6.55%	6.81%
Index
Barclays U.S. Aggregate
Bond Index[1,14]		2.06%	4.46%	4.12%	4.75%	4.50%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2015, the 30-day SEC yields were 3.26%, 3.61%, 3.08%, 2.51% and 3.69% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.22%, 3.58%, 3.06%, 2.45% and 3.66% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.25%, 0.89%, 1.29%, 2.02% and 0.82% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.14%, 0.79%, 1.19%, 1.89% and 0.72% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund Commentary

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a -0.82% total return for the six months ended April 30, 2015 and underperformed its benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which provided a 0.01% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Lower interest rates, U.S. dollar strength, increased market volatility and fluctuating commodity prices were prominent storylines during much of the six-month reporting period. Global bond yields were driven lower due to quantitative easing (QE) by central banks, concerns about global growth and moderating inflation expectations. In January 2015, the European Central Bank (ECB) announced its QE program, which eventually moved eurozone yields to record lows. In the U.S., the Federal Reserve (Fed) appeared to push back the timing and pace of its eventual path of monetary policy tightening. Importantly, record low global sovereign yields may, in our view, prove to be short lived, as the last few weeks of the period saw the beginnings of a dramatic spike in global yields.

Investor sentiment for credit markets suffered at times as oil price volatility had an impact on investment grade corporate bonds, high yield corporates and emerging markets debt. Local currency emerging markets debt was further impacted by U.S. dollar strength. Notably, when oil prices eventually stabilized, so did risky assets. Elsewhere, non-agency residential mortgage-backed securities demonstrated relative stability compared to the volatility seen in other sectors.

The U.S. dollar appreciated against nearly every other developed market currency and the vast majority of emerging markets currencies during the period. U.S. dollar strength has been driven by diverging expectations for future monetary policy and macroeconomic outlooks. Commodity-exporting countries also saw their currencies under pressure. Toward the end of the period, many currencies stabilized or rallied against the U.S. dollar.

With respect to Fund performance, the portfolio's short positioning in Germany, Japan and Canada was not rewarded as global sovereign yields moved lower. Positive performance from long duration positions in New Zealand and the UK was not sufficient to offset the impact of the aforementioned short positions. The portfolio's active currency positioning detracted from performance, particularly our short in the Swiss franc. Emerging markets hard currency debt detracted as well, especially our exposures to commodity exporting countries and oil-related corporates. On the upside, the portfolio's allocation to global investment grade corporate bonds was beneficial. Security selection was also additive for results, especially our holdings in financial institutions. Allocations to global high yield corporate bonds were additive for performance as well.

During the reporting period, the portfolio's aggregate use of financial futures contracts and forward contracts detracted from performance. The Fund used such contracts in an effort to enhance returns, to establish net short or long positions for markets, currencies or securities, to manage or adjust the risk profile of the Fund or the risk of individual positions, or to obtain exposure to certain markets.

Looking forward, the global economy continues to show signs of growth, with no indications, in our view, of either overheating or coming off the boil. We believe this backdrop, in combination with ample central bank liquidity, should continue to support risk assets (e.g., high yield bonds, currencies, emerging markets debt). Globally, government bond valuations appear stretched relative to an improving economic outlook, and both Germany and Japan no longer appear to be sources of "bond bullish" news. A number of potential catalysts for volatility later in the year remain. Topping the list would be the anticipated first rate hike from the Fed in the face of stronger data. We also believe oil is likely to remain volatile. In Europe, negotiations between Greece and the ECB/European Union/International Monetary Fund remain tense. Finally, we think U.S. dollar strength has unclear implications for global economic outlooks and capital flows, particularly in emerging markets.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER, JON JONSSON AND UGO LANCIONI
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	15.7%
Corporate Debt Securities	34.1
Exchange Traded Funds	4.3
Government Securities	27.9
Mortgage-Backed Securities	3.2
Municipal Notes	1.5
U.S. Treasury Securities	2.6
Short-Term Investments	8.5
Cash, receivables and other assets,
less liabilities	2.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	02/13/2014	-0.82%	-0.88%	0.04%
Class A	02/13/2014	-1.01%	-1.25%	-0.33%
Class C	02/13/2014	-1.37%	-1.99%	-1.06%
Class R6	02/13/2014	-0.79%	-0.82%	0.10%
With Sales Charge
Class A		-5.22%	-5.49%	-3.81%
Class C		-2.35%	-2.95%	-1.06%
Index
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index[1,14]		0.01%	0.02%	0.03%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2015, the 30-day SEC yields were 3.33%, 2.84%, 2.22% and 3.40% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.11%, 1.67%, 1.00% and 2.18% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.86%, 2.25%, 3.18% and 1.81% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.68%, 1.05%, 1.80% and 0.61% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1 Please see "Glossary of Indices" on page 22 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2 The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3 The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4 The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5 The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6 The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7 The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8 The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9 Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 39.6% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10 A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11 The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12 The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13 The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14 The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15 The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16 This date reflects when Management first became the investment manager to the Fund.

17 The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18 The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19 The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Barclays G.O. Index. The Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Barclays Municipal Bond Index:

The index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. To be included in the index, bonds must be at least one year from their maturity date.

Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Barclays U.S. 1-3 Year Government/Credit Index:

The index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

S&P/LSTA Leveraged Loan Index:

The index measures the performance of the U.S. leveraged loan market based upon real-time market weightings, spreads and interest payments. Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing is used to price each loan in the index.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2015 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/15 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/1/14 - 4/30/15	Expense Ratio	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/1/14 - 4/30/15	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$1,016.90	$4.25	.85%	$1,000.00	$1,020.58	$4.26	.85%
Institutional Class	$1,000.00	$1,018.90	$2.25	.45%	$1,000.00	$1,022.56	$2.26	.45%
Class A	$1,000.00	$1,015.90	$4.25	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class C	$1,000.00	$1,012.20	$7.98	1.60%	$1,000.00	$1,016.86	$8.00	1.60%
Neuberger Berman Floating Rate Income Fund
Institutional Class	$1,000.00	$1,025.10	$3.51	.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,023.20	$5.37	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,019.40	$9.11	1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$1,012.40	$4.14	.83%	$1,000.00	$1,020.68	$4.16	.83%
Institutional Class	$1,000.00	$1,014.20	$3.45	.69%	$1,000.00	$1,021.37	$3.46	.69%
Class A	$1,000.00	$1,011.20	$5.39	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Class C	$1,000.00	$1,008.60	$9.06	1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Class R3	$1,000.00	$1,011.10	$6.58	1.32%	$1,000.00	$1,018.25	$6.61	1.32%
Class R6	$1,000.00	$1,014.60	$3.10	.62%	$1,000.00	$1,021.72	$3.11	.62%
Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,006.40	$3.23	.65%	$1,000.00	$1,021.57	$3.26	.65%
Institutional Class	$1,000.00	$1,007.10	$2.49	.50%	$1,000.00	$1,022.32	$2.51	.50%
Class A	$1,000.00	$1,005.30	$4.33	.87%	$1,000.00	$1,020.48	$4.36	.87%
Class C	$1,000.00	$1,001.60	$8.04	1.62%	$1,000.00	$1,016.76	$8.10	1.62%
Neuberger Berman New York Municipal Income Fund
Institutional Class	$1,000.00	$1,005.90	$4.28	.86%	$1,000.00	$1,020.53	$4.31	.86%
Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$1,004.10	$3.48	.70%	$1,000.00	$1,021.32	$3.51	.70%
Trust Class	$1,000.00	$1,003.50	$3.97	.80%	$1,000.00	$1,020.83	$4.01	.80%
Institutional Class	$1,000.00	$1,005.10	$2.49	.50%	$1,000.00	$1,022.32	$2.51	.50%
Class A	$1,000.00	$1,003.20	$4.32	.87%	$1,000.00	$1,020.48	$4.36	.87%
Class C	$1,000.00	$999.50	$8.03	1.62%	$1,000.00	$1,016.76	$8.10	1.62%
Neuberger Berman Short Duration High Income Fund
Institutional Class	$1,000.00	$1,016.30	$3.75	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,014.50	$5.59	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,010.70	$9.32	1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Neuberger Berman Strategic Income Fund
Trust Class	$1,000.00	$1,011.30	$5.29	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Institutional Class	$1,000.00	$1,013.00	$3.54	.71%	$1,000.00	$1,021.27	$3.56	.71%
Class A	$1,000.00	$1,011.00	$5.53	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,007.50	$9.01	1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class R6	$1,000.00	$1,012.50	$3.19	.64%	$1,000.00	$1,021.62	$3.21	.64%
Neuberger Berman Unconstrained Bond Fund
Institutional Class	$1,000.00	$991.80	$3.85	.78%	$1,000.00	$1,020.93	$3.91	.78%
Class A	$1,000.00	$989.90	$5.67	1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Class C	$1,000.00	$986.30	$9.36	1.90%	$1,000.00	$1,015.37	$9.49	1.90%
Class R6	$1,000.00	$992.10	$3.51	.71%	$1,000.00	$1,021.27	$3.56	.71%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Core Bond Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (30.7%)
$11,725	U.S. Treasury Bonds, 6.25%, due 8/15/23	$15,658	@
10,320	U.S. Treasury Bonds, 5.50%, due 8/15/28	14,141	@
2,520	U.S. Treasury Bonds, 4.50%, due 2/15/36	3,335
5,758	U.S. Treasury Inflation Indexed Bonds, 2.00%, due 1/15/26	6,841
667	U.S. Treasury Inflation Indexed Bonds, 1.75%, due 1/15/28	782
1,834	U.S. Treasury Inflation Indexed Bonds, 3.88%, due 4/15/29	2,695
3,000	U.S. Treasury Notes, 0.25%, due 12/31/15	3,001
535	U.S. Treasury Notes, 0.63%, due 11/30/17	533
18,325	U.S. Treasury Notes, 3.63%, due 8/15/19	20,098
1,605	U.S. Treasury Notes, 2.13%, due 12/31/21	1,641
16,050	U.S. Treasury Notes, 2.75%, due 2/15/24	17,058
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $83,753)	85,783
U.S. Government Agency Securities (1.9%)
720	Federal Farm Credit Bank, Bonds, 1.46%, due 11/19/19	710
1,360	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	1,852
1,200	Federal National Mortgage Association, Notes, 1.60%, due 12/24/20	1,183
1,855	Residual Funding Corp., Principal Strip Bonds, 0.00%, due 4/15/30	1,204
250	Tennessee Valley Authority, Senior Unsecured Notes, 5.25%, due 9/15/39	319
	Total U.S. Government Agency Securities (Cost $5,191)	5,268
Mortgage-Backed Securities (37.1%)
Collateralized Mortgage Obligations (0.0%)
0	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 2.66%, due 9/20/35	0	µ
31	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.40%, due 7/20/36	29	µ
17	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.42%, due 5/25/32	17	µ
1	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 2.60%, due 5/25/35	1	µ
1	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 2.56%, due 1/25/37	0	µ
		47
Commercial Mortgage-Backed (6.9%)
390	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	401
500	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	516
431	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	457
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	431
3,558	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.44%, due 9/10/46	224	µ
4,985	Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Class XA, 1.25%, due 10/10/47	394	µ
2,648	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.60%, due 2/10/48	278	µ
400	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	420
518	COBALT CMBS Commercial Mortgage Trust, Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	551
6,986	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.36%, due 5/10/47	509	µ
988	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.24%, due 12/10/49	1,051	µ
5,525	Commercial Mortgage Trust, Ser. 2013-CR12, Class XA, 1.58%, due 10/10/46	449	µ
7,178	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.43%, due 4/10/47	521	µ
3,995	Commercial Mortgage Trust, Ser. 2014-UBS3, Class XA, 1.51%, due 6/10/47	333	µ
5,002	Commercial Mortgage Trust, Ser. 2014-UBS6, Class XA, 1.23%, due 12/10/47	353	µ

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$59	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.89%, due 6/15/39	$63	µ
164	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	171
532	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 6.15%, due 9/15/39	569	µ
81	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	85
1,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	1,069
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.17%, due 2/15/41	273	µ
850	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	895
528	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	552
1,348	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.99%, due 8/10/45	1,451	µ
3,319	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.30%, due 1/10/45	337	ñµ
1,822	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	1,927
630	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.96%, due 6/15/49	672	µ
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,304
462	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	487
4,770	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.41%, due 6/15/47	355	µ
99	Morgan Stanley Capital I, Ser. 2007-IQ14, Class A2, 5.61%, due 4/15/49	99
2,909	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.99%, due 12/10/45	285	ñµ
1,815	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Class XA, 2.28%, due 8/10/49	192	ñµ
3,969	Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC16, Class XA, 1.64%, due 8/15/50	337	µ
7,354	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.63%, due 3/15/45	508	ñµ
2,853	WF-RBS Commercial Mortgage Trust, Ser. 2012-C9, Class XA, 2.36%, due 11/15/45	304	ñµ
6,488	WF-RBS Commercial Mortgage Trust, Ser. 2014-C25, Class XA, 1.10%, due 11/15/47	429	µ
		19,252
Fannie Mae (21.1%)
1,187	Pass-Through Certificates, 3.00%, due 1/1/43 – 8/1/43	1,211
4,998	Pass-Through Certificates, 3.50%, due 12/1/41 – 10/1/43	5,254
8,626	Pass-Through Certificates, 4.00%, due 2/1/41 – 1/1/45	9,277
8,101	Pass-Through Certificates, 4.50%, due 11/1/39 – 8/1/44	8,846
5,075	Pass-Through Certificates, 5.00%, due 1/1/17 – 8/1/43	5,644
2,311	Pass-Through Certificates, 5.50%, due 5/1/30 – 3/1/41	2,612
1,493	Pass-Through Certificates, 6.00%, due 11/1/15 – 11/1/38	1,711
41	Pass-Through Certificates, 8.50%, due 4/1/34	48
935	Pass-Through Certificates, 2.50%, TBA, 15 Year Maturity	959	Ø
3,370	Pass-Through Certificates, 3.00%, TBA, 15 Year Maturity	3,527	Ø
700	Pass-Through Certificates, 3.00%, TBA, 30 Year Maturity	713	Ø
3,425	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	3,590	Ø
11,055	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	11,819	Ø
3,415	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	3,716	Ø
		58,927
Freddie Mac (8.2%)
163	Pass-Through Certificates, 2.23%, due 2/1/37	173	µ
256	Pass-Through Certificates, 2.26%, due 4/1/37	273	µ
2,886	Pass-Through Certificates, 3.50%, due 7/1/42 – 11/1/44	3,032	Ø
4,820	Pass-Through Certificates, 4.00%, due 11/1/40 – 2/1/45	5,159
4,652	Pass-Through Certificates, 4.50%, due 6/1/39 – 7/1/44	5,066
660	Pass-Through Certificates, 5.00%, due 5/1/23 – 5/1/41	738

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,245	Pass-Through Certificates, 5.50%, due 5/1/35 – 11/1/38	$1,404
33	Pass-Through Certificates, 6.00%, due 12/1/37	37
7	Pass-Through Certificates, 6.50%, due 11/1/25	8
1,325	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	1,387	Ø
5,175	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	5,524	Ø
		22,801
Government National Mortgage Association (0.9%)
1,150	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	1,213	Ø
1,265	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	1,352	Ø
		2,565
	Total Mortgage-Backed Securities (Cost $102,477)	103,592
Corporate Debt Securities (24.4%)
Aerospace & Defense (0.4%)
1,005	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	1,041	@
Agriculture (1.1%)
835	Altria Group, Inc., Guaranteed Notes, 2.63%, due 1/14/20	853	@
385	Altria Group, Inc., Guaranteed Notes, 5.38%, due 1/31/44	432	@
600	Philip Morris Int'l, Inc., Senior Unsecured Notes, 4.25%, due 11/10/44	606	@
1,220	Reynolds American, Inc., Guaranteed Notes, 4.75%, due 11/1/42	1,198	@
		3,089
Auto Manufacturers (0.6%)
610	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.70%, due 5/9/16	613	@
1,170	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.15%, due 1/9/18	1,181	@
		1,794
Banks (5.4%)
640	Bank of America Corp., Subordinated Medium-Term Notes, 4.00%, due 1/22/25	635
750	Bank of America Corp., Subordinated Notes, Ser. L, 3.95%, due 4/21/25	740
1,100	Bank of America Corp., Subordinated Medium-Term Notes, 4.25%, due 10/22/26	1,103	@
820	Barclays PLC, Senior Unsecured Notes, 2.00%, due 3/16/18	824
805	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	804	@
295	Citigroup, Inc., Subordinated Notes, 5.30%, due 5/6/44	319
705	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	713	µ@
665	Credit Suisse Group Funding Guernsey Ltd., Guaranteed Notes, 3.75%, due 3/26/25	663	ñ
715	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.50%, due 1/23/25	716
500	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 4.80%, due 7/8/44	531	@
540	Huntington National Bank, Senior Unsecured Notes, 1.35%, due 8/2/16	541	@
1,245	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	1,249	@
540	JPMorgan Chase & Co., Subordinated Notes, 4.13%, due 12/15/26	550	@
585	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/29/49	601	µ@
715	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. V, 5.00%, due 12/29/49	703	µ
885	Mizuho Bank Ltd., Guaranteed Notes, 2.45%, due 4/16/19	891	ñ
950	Morgan Stanley, Senior Unsecured Notes, 1.88%, due 1/5/18	954	@
820	Morgan Stanley, Subordinated Global Medium-Term Notes, 4.35%, due 9/8/26	836	@
300	Morgan Stanley, Senior Unsecured Notes, 4.30%, due 1/27/45	295

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$555	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 7/29/49	$559	µ@
525	MUFG Union Bank N.A., Senior Unsecured Bank Notes, 2.25%, due 5/6/19	529	@
380	Wells Fargo & Co., Subordinated Medium-Term Notes, 4.65%, due 11/4/44	388	@
		15,144
Beverages (0.4%)
325	Fomento Economico Mexicano SAB de CV, Senior Unsecured Notes, 4.38%, due 5/10/43	312	@
740	Suntory Holdings Ltd., Senior Unsecured Notes, 2.55%, due 9/29/19	749	ñ
		1,061
Biotechnology (0.2%)
590	Amgen, Inc., Senior Unsecured Notes, 2.20%, due 5/22/19	596	@
Chemicals (0.2%)
455	Dow Chemical Co., Senior Unsecured Notes, 4.63%, due 10/1/44	463
Commercial Services (0.7%)
700	ERAC USA Finance LLC, Guaranteed Notes, 2.35%, due 10/15/19	702	ñ@
1,110	ERAC USA Finance LLC, Guaranteed Notes, 4.50%, due 2/15/45	1,095	ñ@
		1,797
Computers (0.2%)
500	Hewlett-Packard Co., Senior Unsecured Notes, 2.65%, due 6/1/16	509	@
Diversified Financial Services (0.5%)
400	Air Lease Corp., Senior Unsecured Notes, 3.88%, due 4/1/21	413	@
950	Jefferies Group LLC, Senior Unsecured Notes, 6.50%, due 1/20/43	945	@
		1,358
Electric (0.5%)
1,260	Exelon Generation Co., LLC, Senior Unsecured Notes, 4.00%, due 10/1/20	1,333	@
Electronics (0.2%)
435	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	435	@
Food (0.5%)
1,000	Grupo Bimbo SAB de CV, Guaranteed Notes, 3.88%, due 6/27/24	1,023	ñ@
405	JM Smucker Co., Guaranteed Notes, 2.50%, due 3/15/20	409	ñ
		1,432
Healthcare - Products (0.3%)
830	Zimmer Holdings, Inc., Senior Unsecured Notes, 2.00%, due 4/1/18	838	@
Healthcare - Services (0.1%)
390	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.50%, due 3/30/20	391	@

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	VALUE†
(000's omitted)	(000's omitted)[z]
Holding Companies - Diversified (0.1%)
$360	MUFG Americas Holdings Corp., Senior Unsecured Notes, 3.00%, due 2/10/25	$351	@
Insurance (1.2%)
650	Allstate Corp., Subordinated Notes, 5.75%, due 8/15/53	709	µ@
470	Lincoln National Corp., Senior Unsecured Notes, 3.35%, due 3/9/25	471	@
870	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	894	µ@
1,225	TIAA Asset Management Finance Co. LLC, Senior Unsecured Notes, 4.13%, due 11/1/24	1,284	ñ@
		3,358
Iron - Steel (0.1%)
135	Vale SA, Senior Unsecured Notes, 5.63%, due 9/11/42	122	@
Media (0.8%)
1,122	DirecTV Holdings LLC, Guaranteed Notes, 3.95%, due 1/15/25	1,141	@
345	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	345	@
375	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	376	@
460	Viacom, Inc., Senior Unsecured Notes, 2.75%, due 12/15/19	467	@
		2,329
Mining (0.9%)
300	Freeport-McMoRan Copper & Gold, Inc., Guaranteed Notes, 3.88%, due 3/15/23	282
2,320	Freeport-McMoRan, Inc., Guaranteed Notes, 4.55%, due 11/14/24	2,237	@
		2,519
Miscellaneous Manufacturers (0.1%)
365	General Electric Co., Senior Unsecured Notes, 4.50%, due 3/11/44	398
Office - Business Equipment (0.2%)
665	Xerox Corp., Senior Unsecured Notes, 2.75%, due 9/1/20	666	@
Oil & Gas (1.1%)
1,060	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	1,127	@
560	Apache Corp., Senior Unsecured Notes, 4.75%, due 4/15/43	568	@
380	ConocoPhillips Co., Guaranteed Notes, 4.30%, due 11/15/44	391	@
615	Petroleos Mexicanos, Guaranteed Notes, 5.63%, due 1/23/46	616	ñ@
420	Transocean, Inc., Guaranteed Notes, 4.30%, due 10/15/22	322	**@
		3,024
Pharmaceuticals (2.2%)
1,780	Actavis Funding SCS, Guaranteed Notes, 3.45%, due 3/15/22	1,810	@
935	Actavis Funding SCS, Guaranteed Notes, 3.80%, due 3/15/25	946	@
1,080	Bayer US Finance LLC, Guaranteed Notes, 2.38%, due 10/8/19	1,096	ñ@
610	Eli Lilly & Co., Senior Unsecured Notes, 3.70%, due 3/1/45	590	@
700	Express Scripts Holding Co., Guaranteed Notes, 2.25%, due 6/15/19	701
445	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	446	@
580	Merck & Co., Inc., Senior Unsecured Notes, 3.70%, due 2/10/45	560	@
		6,149

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Pipelines (1.4%)
$690	Energy Transfer Partners L.P., Senior Unsecured Notes, 6.50%, due 2/1/42	$787	@
460	Enterprise Products Operating LLC, Guaranteed Notes, 2.55%, due 10/15/19	468	@
715	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 6.50%, due 9/1/39	783	@
1,115	Kinder Morgan, Inc., Guaranteed Notes, 5.55%, due 6/1/45	1,113	@
740	Williams Partners L.P., Senior Unsecured Notes, 3.60%, due 3/15/22	737	@
		3,888
Real Estate (0.6%)
685	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	689	ñ
945	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 2.70%, due 9/17/19	958	ñ
		1,647
Real Estate Investment Trusts (0.3%)
915	Omega Healthcare Investors, Inc., Guaranteed Notes, 4.50%, due 1/15/25	929	ñ@
Retail (0.1%)
205	Wal-Mart Stores, Inc., Senior Unsecured Notes, 4.30%, due 4/22/44	221	@
Software (0.5%)
885	Oracle Corp., Senior Unsecured Notes, 2.50%, due 5/15/22	880	Ø
640	Oracle Corp., Senior Unsecured Notes, 4.13%, due 5/15/45	631	Ø
		1,511
Telecommunications (3.3%)
1,590	AT&T, Inc., Senior Unsecured Notes, 3.40%, due 5/15/25	1,575	Ø
1,700	AT&T, Inc., Senior Unsecured Notes, 5.35%, due 9/1/40	1,787	@
1,155	AT&T, Inc., Senior Unsecured Notes, 4.75%, due 5/15/46	1,129	Ø
1,220	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	1,400	@
570	Verizon Communications, Inc., Senior Unsecured Notes, 5.05%, due 3/15/34	608	@
1,640	Verizon Communications, Inc., Senior Unsecured Notes, 4.27%, due 1/15/36	1,577	ñ@
89	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, due 9/15/43	111
335	Verizon Communications, Inc., Senior Unsecured Notes, 5.01%, due 8/21/54	331
863	Verizon Communications, Inc., Senior Unsecured Notes, 4.67%, due 3/15/55	800	ñ@
		9,318
Transportation (0.2%)
435	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, due 4/1/45	438
	Total Corporate Debt Securities (Cost $67,471)	68,149
Asset-Backed Securities (4.3%)
1,400	Aames Mortgage Investment Trust, Ser. 2006-1, Class A4, 0.74%, due 4/25/36	1,226	µ
1,350	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE3, Class M3, 0.89%, due 5/25/35	1,106	µ
530	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, 0.68%, due 9/25/35	471	µ
1,100	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 0.66%, due 10/25/35	963	µ

See Notes to Schedule of Investments

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
	$15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.64%,	$14	µ
		due 12/25/33
	110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.55%, due 1/25/36	99	µ
	318	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.38%, due 4/25/36	287	µ
	2	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.43%, due 8/25/35	2	µ
	26	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.40%, due 4/25/33	26	µ
	775	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.16%, due 4/25/35	684	µ
	1,410	IndyMac Residential Asset Backed Trust, Ser. 2005-D, Class AII4, 0.53%, due 3/25/36	1,225	µ
	720	Morgan Stanley ABS Capital I, Inc., Ser. 2006-NC1, Class M1, 0.56%, due 12/25/35	608	µ
	1,350	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, 0.64%, due 1/25/36	1,141	µ
	8	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.86%, due 3/25/33	7	µ
	750	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, 0.66%, due 4/25/35	691	µ
	770	Residential Asset Mortgage Products, Inc., Ser. 2005-RS7, Class M1, 0.68%, due 7/25/35	670	µ
	9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.71%, due 3/25/35	8	µ
	775	Soundview Home Loan Trust, Ser. 2005-DO1, Class M5, 1.14%, due 5/25/35	683	µ
	1,560	Soundview Home Loan Trust, Ser. 2005-OPT1, Class M2, 0.63%, due 6/25/35	1,366	µ
	900	Soundview Home Loan Trust, Ser. 2005-OPT3, Class M1, 0.65%, due 11/25/35	750	µ
	4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.86%, due 1/25/34	3	µ
		Total Asset-Backed Securities (Cost $12,008)	12,030
Government Securities (5.5%)
Sovereign (5.5%)
EUR	1,200	Italy Buoni Poliennali Del Tesoro, Bonds, 2.50%, due 12/1/24	1,468	[a]
EUR	1,150	Italy Buoni Poliennali Del Tesoro, Bonds, 4.50%, due 3/1/26	1,663	[a]
EUR	1,140	Italy Buoni Poliennali Del Tesoro, Bonds, 4.00%, due 2/1/37	1,634	[a]
MXN	24,660	Mexican Bonos, Bonds, Ser. M, 7.75%, due 11/13/42	1,854	[a]
NZD	4,450	New Zealand Government Bond, Senior Unsecured Notes, Ser. 423, 5.50%, due 4/15/23	3,911	[a]
ZAR	35,390	South Africa Government Bond, Bonds, Ser. R214, 6.50%, due 2/28/41	2,344	[a]
EUR	1,100	Spain Government Bond, Senior Unsecured Notes, 4.65%, due 7/30/25	1,601	ña
EUR	525	Spain Government Bond, Bonds, 5.15%, due 10/31/44	920	ña
		Total Government Securities (Cost $15,808)	15,395
NUMBER OF SHARES
Short-Term Investments (7.6%)
	21,228,154	State Street Institutional Liquid Reserves Fund Premier Class (Cost $21,228)	21,228	@
		Total Investments (111.5%) (Cost $307,936)	311,445	##
		Liabilities, less cash, receivables and other assets [(11.5%)]	(32,030)[b]
		Total Net Assets (100.0%)	$279,415
See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (93.1%)
Aerospace & Defense (0.9%)
$1,272	B/E Aerospace, Inc., First Lien Term Loan B, 4.00%, due 11/20/21	$1,285	Ñ
213	Science Applications International Corp., First Lien Term Loan B-1, due 4/21/22	214	¢^^
575	Silver II/Hamilton Sundstrand Corporation, First Lien Term Loan, 4.00%, due 12/13/19	560
1,216	Transdigm Inc., First Lien Term Loan D, 3.75%, due 6/4/21	1,218
		3,277
Air Transport (1.1%)
3,095	American Airlines, Inc., First Lien Term Loan B-1, 3.75%, due 10/10/21	3,103	Ñ¢^^
557	United Air Lines, Inc., Term Loan B, 3.50%, due 4/1/19	557
353	United Air Lines, Inc., Term Loan B-1, 3.75%, due 9/15/21	356
		4,016
All Telecom (4.1%)
1,000	Block Communications, Term Loan B, 4.25%, due 11/7/21	1,006
1,732	Consolidated Communications Inc., First Lien Term Loan, 4.25%, due 12/23/20	1,743
2,074	Integra Telecom, First Lien Term Loan, 5.25%, due 2/22/19	2,080
2,433	Intelsat Jackson HLDG, First Lien Term Loan B-2, 3.75%, due 6/30/19	2,430	¢^^
1,610	Level 3 Financing Inc., First Lien Term Loan B-3, 4.00%, due 8/1/19	1,613
2,980	Level 3 Financing Inc., First Lien Term Loan B, 4.50%, due 1/31/22	2,982
2,493	Syniverse Technologies, First Lien Term Loan B, 4.00%, due 4/23/19	2,399
965	Zayo Group, First Lien Term Loan B, 4.00%, due 7/2/19	965
		15,218
Automotive (1.6%)
622	ABRA Auto, First Lien Term Loan, 4.75%, due 9/17/21	624
700	ABRA Auto, Second Lien Term Loan, 8.25%, due 9/17/22	704	Ñ
756	Allison Transmission, Term Loan B-3, 3.50%, due 8/23/19	759
801	Chrysler Automotive, First Lien Term Loan B, 3.50%, due 5/24/17	802
1,687	Cooper Standard Automotive Inc., Term Loan, 4.00%, due 4/4/21	1,694
437	Metaldyne Corporation, First Lien Term Loan B, 4.25%, due 10/20/21	437
914	Navistar, Inc., First Lien Term Loan B, 5.75%, due 8/17/17	918
		5,938
Building & Development (3.0%)
717	American Builders & Co., Inc., First Lien Term Loan B, 3.50%, due 4/16/20	718
2,255	Capital Automotive LP, First Lien Term Loan B-1, 4.00%, due 4/10/19	2,266
1,179	DTZ, First Lien Term Loan, 5.50%, due 11/4/21	1,190
595	DTZ, Second Lien Term Loan, 9.25%, due 11/4/22	600
730	Gates Global LLC, First Lien Term Loan, 4.25%, due 7/6/21	730
2,479	Jeld-Wen, Inc., First Lien Term Loan B, 5.25%, due 10/15/21	2,507
594	Mueller Water Products Inc., First Lien Term Loan B, 4.00%, due 11/25/21	597	Ñ
1,200	Ply Gem Industries, Inc., First Lien Term Loan, 4.00%, due 2/1/21	1,198
1,543	Realogy Corporation, First Lien Term Loan B, 3.75%, due 3/5/20	1,549
		11,355

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Business Equipment & Services (11.2%)
$3,448	Acosta Inc., First Lien Term Loan B, 5.00%, due 9/26/21	$3,485	¢^^
2,158	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	2,165
990	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	994
1,756	Brand Services, Inc., First Lien Term Loan, 4.75%, due 11/26/20	1,736
1,645	Brickman Group Holdings Inc., First Lien Term Loan, 4.00%, due 12/18/20	1,647
972	Brickman Group Holdings Inc., Second Lien Term Loan, 7.50%, due 12/18/21	980
1,646	Brock Holdings III, First Lien Term Loan B, 6.00%, due 3/16/17	1,622
932	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	872
934	CCC Information Services Inc., First Lien Term Loan B, 4.00%, due 12/20/19	935
1,517	Ceridian Corp., First Lien Term Loan B-2, 4.50%, due 9/15/20	1,509	Ñ
1,042	CPA Global, First Lien Term Loan, 4.50%, due 11/22/20	1,046
447	Emdeon Business Services, First Lien Term Loan B-2, 3.75%, due 11/2/18	448
124	Emdeon Business Services, First Lien Term Loan B-3, 3.75%, due 11/2/18	125
507	FleetCor Technologies, First Lien Term Loan B, 3.75%, due 9/30/21	507	Ñ
905	Garda World Security, Term Loan B, 4.00%, due 11/6/20	902
231	Garda World Security, First Lien Term Loan B, 4.00%, due 11/6/20	231
2,561	Genesys, First Lien Term Loan 2, 4.50%, due 11/13/20	2,567
802	IMS Health Incorporated, First Lien Term Loan B, 3.50%, due 3/17/21	802
2,435	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	2,447
860	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	887	Ñ
2,089	Mitchell International, Inc., Term Loan, 4.50%, due 10/13/20	2,094
1,000	Mitchell International, Inc., Second Lien Term Loan, 8.50%, due 10/11/21	997
405	Mitel Networks, Term Loan, due 5/15/22	401	¢^^
303	Monitronics International, Inc., Term Loan B, 4.25%, due 3/23/18	303
955	Monitronics International, Inc., Term Loan B-1, 4.50%, due 4/8/22	959
1,560	Presidio, First Lien Term Loan B, 6.25%, due 1/22/22	1,572
904	Quintiles Transnational, First Lien Term Loan B-3, 3.75%, due 6/8/18	904
2,945	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	2,953
2,299	SunGard Data Systems, First Lien Term Loan E, 4.00%, due 3/8/20	2,315
1,980	SymphonyIRI Group, Inc., First Lien Term Loan B, 4.75%, due 9/30/20	1,992
1,229	TRANS UNION LLC, First Lien Term Loan, 4.00%, due 3/17/21	1,234
		41,631
Cable & Satellite Television (2.4%)
347	Casema Holdings BV, Term Loan B1, 3.50%, due 1/15/22	347
223	Casema Holdings BV, Term Loan B2, 3.50%, due 1/15/22	223
367	Casema Holdings BV, Term Loan B3, 3.50%, due 1/15/22	368
995	Mediacom Broadband LLC, First Lien Term Loan G, 4.00%, due 1/20/20	996	Ñ
2,048	Numericable (YPSO), First Lien Term Loan B-2, 4.50%, due 5/21/20	2,056	¢^^
2,367	Numericable (YPSO), First Lien Term Loan B-1, 4.50%, due 5/21/20	2,376	¢^^
1,051	Virgin Media, First Lien Term Loan B, 3.50%, due 6/7/20	1,052
1,443	Wide Open West, First Lien Term Loan B, 4.75%, due 4/1/19	1,449
		8,867
Chemicals & Plastics (3.0%)
1,528	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	1,531
384	Georgia Gulf Corporation, Term Loan, 3.43%, due 2/28/22	387
1,307	Huntsman International LLC, First Lien Term Loan, 3.75%, due 10/1/21	1,311
1,423	Ineos Finance PLC, First Lien Term Loan B, 3.75%, due 5/4/18	1,425
975	Ineos Finance PLC, First Lien Term Loan B-1, 4.25%, due 3/11/22	980
1,655	MacDermid Inc., First Lien Term Loan, 4.50%, due 6/7/20	1,669
2,715	PQ Corporation, First Lien Term Loan, 4.00%, due 8/7/17	2,716
1,000	Solenis, First Lien Term Loan, 4.25%, due 7/31/21	1,004
		11,023

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Containers & Glass Products (4.2%)
$1,759	Ardagh Packaging, First Lien Term Loan B-2, 4.00%, due 12/17/19	$1,766
1,522	Berlin Packaging, First Lien Term Loan, 4.50%, due 10/1/21	1,531
1,120	Berlin Packaging, Second Lien Term Loan, 7.75%, due 9/30/22	1,129
820	Berry Plastics, First Lien Term Loan D, 3.50%, due 2/8/20	820
539	Berry Plastics, First Lien Term Loan E, 3.75%, due 1/6/21	541
3,184	BWAY Corporation, First Lien Term Loan B, 5.50%, due 8/14/20	3,216
805	Constantia Flexibles Group, First Lien Term Loan B, due 2/19/22	807	¢^^
457	Kloeckner Pentaplast, First Lien Term Loan 1, due 4/8/20	458	Ñ¢^^
212	Kloeckner Pentaplast, First Lien Term Loan 1, due 4/22/20	212	Ñ¢^^
1,850	Reynolds Group, First Lien Term Loan, 4.50%, due 12/31/18	1,868
1,805	SIG Combibloc Group, First Lien Term Loan B, 5.25%, due 2/3/22	1,825
559	Tekni-Plex Inc., First Lien Term Loan 1, due 4/15/22	560	¢^^
1,000	Tekni-Plex Inc., Second Lien Term Loan 2, due 4/15/23	1,002	Ñ¢^^
		15,735
Cosmetics - Toiletries (0.3%)
209	Prestige Brands, Inc., First Lien Term Loan B-1, 4.13%, due 1/31/19	210
903	Prestige Brands, Inc., First Lien Term Loan B-2, 4.50%, due 9/3/21	906
		1,116
Discount Stores (0.8%)
2,780	Dollar Tree Inc., First Lien Term Loan B, 4.25%, due 3/9/22	2,814
Drugs (3.1%)
877	Capsugel Inc., First Lien Term Loan B, 3.50%, due 8/1/18	879
1,479	Par Pharmaceutical Companies, Inc., First Lien Term Loan B-3, 4.25%, due 9/26/19	1,482	Ñ
2,140	Par Pharmaceutical Companies, Inc., First Lien Term Loan B-2, 4.00%, due 9/30/19	2,143
554	Pharmaceutical Technologies & Services, First Lien Term Loan, 4.25%, due 5/20/21	558
6,340	Valeant Pharmaceuticals, First Lien Term Loan F1, 4.00%, due 4/1/22	6,381	¢^^
17	VWR International, Inc., Term Loan, 3.43%, due 4/3/17	17
		11,460
Ecological Services & Equipment (0.7%)
1,715	ADS Waste Holdings, Inc., First Lien Term Loan B-2, 3.75%, due 10/9/19	1,710
1,016	Waste Industries USA Inc., First Lien Term Loan B-1, 4.25%, due 2/19/20	1,024	¢^^
		2,734
Electronics - Electrical (6.9%)
1,346	Avago Technologies, First Lien Term Loan B, 3.75%, due 5/6/21	1,352
3,036	BMC Software, First Lien Term Loan, 5.00%, due 9/10/20	2,985
940	CST, First Lien Term Loan B, 4.50%, due 9/30/21	951	Ñ
2,722	Datatel-Sophia LP, First Lien Term Loan B-1, 4.00%, due 7/19/18	2,729
2,000	Dell, Term Loan B, 4.50%, due 4/29/20	2,007
1,353	Epicor Software Corp., First Lien Term Loan B-2, 4.00%, due 5/16/18	1,358
2,221	Freescale Semiconductor, First Lien Term Loan B4, 4.25%, due 2/28/20	2,230
796	Go Daddy, First Lien Term Loan, 4.50%, due 5/13/21	801
1,395	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	1,392
1,281	Riverbed Technology, First Lien Term Loan B, due 2/25/22	1,295	¢^^
1,705	Ship Luxco 3 S.a.r.l., Term Loan B2A-II, 5.25%, due 11/29/19	1,717

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$2,224	SkillSoft, First Lien Term Loan, 5.75%, due 4/28/21	$2,215	¢^^
935	SkillSoft, Second Lien Term Loan, 9.25%, due 4/28/22	896
767	Vantiv, First Lien Term Loan B, 3.75%, due 6/13/21	769
2,971	Zebra Technologies, Term Loan, 4.75%, due 10/27/21	3,004
		25,701
Financial Intermediaries (4.4%)
2,411	CITCO, First Lien Term Loan B, 4.25%, due 6/29/18	2,424
3,489	First Data Corporation, First Lien Term Loan, 4.18%, due 3/24/21	3,513
899	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 3.75%, due 1/4/21	898	Ñ
1,613	Guggenheim Partners, First Lien Term Loan, 4.25%, due 7/22/20	1,625
104	Mondrian Investment, First Lien Term Loan B-1, 4.00%, due 3/9/20	105
2,653	Ocwen Financial, First Lien Term Loan, 5.00%, due 2/15/18	2,624
494	Royalty Pharma, First Lien Term Loan B4, 3.50%, due 11/9/20	494
1,234	SAM Finance, First Lien Term Loan, 4.25%, due 12/17/20	1,239
3,735	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/18/20	3,564
		16,486
Food & Drug Retailers (0.5%)
1,740	Rite Aid Corp., Second Lien Term Loan 1, 4.88%, due 6/21/21	1,745
Food Products (1.2%)
256	DE Master Blenders 1753 NV, First Lien Term Loan B-2, 3.50%, due 7/31/21	257
1,625	Del Monte Foods, First Lien Term Loan, 4.25%, due 2/18/21	1,561
1,155	Del Monte Foods, Second Lien Term Loan, 8.25%, due 8/18/21	1,039	Ñ
286	Pinnacle Foods Finance LLC, First Lien Term Loan G, 3.00%, due 4/29/20	286
613	Pinnacle Foods Finance LLC, First Lien Term Loan H, 3.00%, due 4/29/20	613
815	Post Holdings, First Lien Term Loan B1, due 6/2/21	816	¢^^
		4,572
Food Service (1.0%)
3,641	Burger King Corporation, First Lien Term Loan B, 4.50%, due 12/12/21	3,681
Health Care (6.1%)
1,160	Air Medical Group Holding, First Lien Term Loan B-1, due 4/15/22	1,159	¢^^
448	AmSurg Corp., First Lien Term Loan, 3.75%, due 7/16/21	449
3,778	CHS/Community Health, First Lien Term Loan D, 4.25%, due 1/27/21	3,801	¢^^
2,118	dj Orthopedics LLC, Term Loan B, 4.25%, due 9/15/17	2,117
1,404	EMS-Emergency Medical Services, First Lien Term Loan B, 4.00%, due 5/25/18	1,410
2,574	IASIS Healthcare Corporation, First Lien Term Loan B-2, 4.50%, due 5/3/18	2,582
1,741	Immucor, First Lien Term Loan B-2, 5.00%, due 8/19/18	1,747
1,114	Kindred Healthcare, First Lien Term Loan, 4.25%, due 4/9/21	1,121
886	Knowledge Learning Corporation, First Lien Term Loan, 5.25%, due 3/18/21	892
1,814	Multiplan, Inc., Term Loan, 3.75%, due 3/31/21	1,812
2,090	Pharmaceutical Product Development, Inc., First Lien Term Loan, 4.00%, due 12/5/18	2,099
613	Sage Products Holdings III, LLC, First Lien Term Loan, 5.00%, due 12/13/19	620
222	Select Medical, First Lien Term Loan B, 3.75%, due 6/1/18	222
2,879	United Surgical Partners International, Inc., First Lien Term Loan B-1, 4.75%, due 4/3/19	2,879	Ñ
		22,910

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Home Furnishings (0.9%)
$2,670	AOT Bedding Super Holdings, LLC, First Lien Term Loan, 4.25%, due 10/1/19	$2,685
642	Mattress Holdings Corp., First Lien Term Loan B, 5.00%, due 10/20/21	650
		3,335
Industrial Equipment (5.1%)
482	AECOM Technology Corp., First Lien Term Loan B, 3.75%, due 10/15/21	487
1,908	Crosby Worldwide, First Lien Term Loan, 3.75%, due 11/23/20	1,769
1,005	Crosby Worldwide, Second Lien Term Loan, 7.00%, due 11/22/21	884	Ñ
1,587	Doosan Infracore, First Lien Term Loan B, 4.50%, due 5/28/21	1,599
1,838	Filtration Group, First Lien Term Loan, 4.25%, due 11/20/20	1,849	¢^^
878	Filtration Group, Second Lien Term Loan, 8.25%, due 11/22/21	881	Ñ
557	Gardner Denver, First Lien Term Loan, 4.25%, due 7/30/20	544
2,318	Husky Injection Molding, First Lien Term Loan, 4.25%, due 6/30/21	2,332	¢^^
908	Husky Injection Molding, Second Lien Term Loan, 7.25%, due 6/30/22	897	Ñ
806	Mauser, First Lien Term Loan B, 4.50%, due 7/31/21	806
900	Mauser, Second Lien Term Loan, 8.25%, due 7/31/22	885	Ñ
860	Milacron LLC, First Lien Term Loan B-1, due 9/28/20	864	¢^^
1,523	Minimax Viking, First Lien Term Loan B-1, 4.25%, due 8/14/20	1,533
2,383	Rexnord Corp., First Lien Term Loan B, 4.00%, due 8/21/20	2,390
419	Signode Industrial, First Lien Term Loan B, 3.75%, due 5/1/21	418
905	VAT Holding, First Lien Term Loan, 4.75%, due 2/11/21	911
		19,049
Insurance (0.7%)
1,796	Sedgwick Holdings Inc., First Lien Term Loan, 3.75%, due 3/1/21	1,784
900	Sedgwick Holdings Inc., Second Lien Term Loan, 6.75%, due 2/28/22	887
		2,671
Leisure Goods - Activities - Movies (3.2%)
2,075	Bombardier Recreational Products Inc., First Lien Term Loan B, 4.00%, due 1/30/19	2,084
1,000	Bright Horizons, First Lien Term Loan B, 4.00%, due 1/30/20	1,003
3,139	Emerald Expositions Holdings, First Lien Term Loan B, 4.75%, due 6/17/20	3,159
2,508	Formula One, First Lien Term Loan, 4.75%, due 7/30/21	2,510
424	NCL CORP., Term Loan B, 4.00%, due 11/19/21	428
1,527	SRAM, First Lien Term Loan, 4.02%, due 4/10/20	1,524
1,087	Warner Music Group, First Lien Term Loan, 3.75%, due 7/1/20	1,080
		11,788
Lodging & Casinos (9.2%)
2,266	Aristocrat Leisure, First Lien Term Loan, 4.75%, due 10/20/21	2,285
1,917	Boyd Gaming Corporation, Term Loan B, 4.00%, due 8/14/20	1,927
1,980	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	1,992	Ñ
3,025	CityCenter, Term Loan B, 4.25%, due 10/16/20	3,044
1,691	Extended Stay, First Lien Term Loan, 5.00%, due 6/24/19	1,706
1,411	Four Seasons Holdings Inc., First Lien Term Loan, 3.50%, due 6/27/20	1,414
1,055	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	1,062	Ñ
2,277	Hilton Worldwide, First Lien Term Loan, 3.50%, due 10/26/20	2,285
3,554	Mohegan Tribal Gaming, Term Loan B, 5.50%, due 11/19/19	3,537
1,888	Peninsula Gaming, First Lien Term Loan B, 4.25%, due 11/20/17	1,895
421	Pinnacle Entertainment, First Lien Term Loan B-2, 3.75%, due 8/13/20	422
359	Scientific Games Corp., Term Loan, 6.00%, due 10/18/20	363

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$5,125	Scientific Games Corp., First Lien Term Loan B-2, 6.00%, due 10/1/21	$5,176	¢^^
1,560	SHINGLE SPRINGS, Term Loan, 6.25%, due 8/29/19	1,563	Ñ
2,653	Station Casinos, First Lien Term Loan B, 4.25%, due 3/2/20	2,668
3,066	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	3,065
		34,404
Nonferrous Metals - Minerals (0.3%)
1,448	Peabody Energy Corp., First Lien Term Loan B, 4.25%, due 9/24/20	1,303
Oil & Gas (1.5%)
1,519	Energy Transfer Equity, First Lien Term Loan 1, 4.00%, due 12/2/19	1,523
380	Everest Acquisition LLC, Second Lien Term Loan B-2, 4.50%, due 4/30/19	379
1,840	Fieldwood Energy, First Lien Term Loan, 3.88%, due 10/1/18	1,781
467	Fieldwood Energy, Second Lien Term Loan, 8.38%, due 9/30/20	362
2,450	NFR Energy, Second Lien Term Loan, 7.50%, due 12/31/18	921	‡
790	Samson Investment Company, Second Lien Term Loan, 5.00%, due 9/25/18	376
433	Targa Resources Inc., First Lien Term Loan B, 5.75%, due 2/27/22	439
		5,781
Publishing (2.1%)
1,274	EMI Publishing, First Lien Term Loan B-2, 3.75%, due 6/29/18	1,276
1,780	Interactive Data Corporation, First Lien Term Loan, 4.75%, due 5/2/21	1,790
2,256	Springer Science+Business Media S.A., First Lien Term Loan B-3, 4.75%, due 8/14/20	2,265
2,439	Tribune Company, First Lien Term Loan, 4.00%, due 12/27/20	2,450
		7,781
Radio & Television (3.3%)
3,818	Cumulus Media, First Lien Term Loan B, 4.25%, due 12/23/20	3,770	¢^^
432	Gray Television Inc., First Lien Term Loan B, 3.75%, due 6/13/21	433
2,729	iHeartCommunications Inc., First Lien Term Loan D, 6.93%, due 1/30/19	2,610
1,974	Media General, First Lien Term Loan B, 4.25%, due 7/31/20	1,987
325	Sinclair Broadcasting, First Lien Term Loan B-1, due 7/30/21	325	¢^^
2,176	Univision Communications Inc., First Lien Term Loan C-3, 4.00%, due 3/1/20	2,177
896	Univision Communications Inc., First Lien Term Loan C4, 4.00%, due 3/1/20	896
		12,198
Retailers (except food & drug) (4.1%)
3,129	99¢ Only Stores, First Lien Term Loan B-2, 4.50%, due 1/11/19	3,124	¢^^
1,851	Amscan Holdings, Inc., Term Loan, 4.00%, due 7/27/19	1,856
1,065	Burlington Coat, First Lien Term Loan B, 4.25%, due 8/13/21	1,070
180	CDW Corp., First Lien Term Loan, 3.25%, due 4/29/20	179
2,468	Coinmach Corp., First Lien Term Loan B, 4.25%, due 11/15/19	2,470
1,024	Michaels Stores Inc., First Lien Term Loan B, 3.75%, due 1/28/20	1,027
1,780	Michaels Stores Inc., First Lien Term Loan B2, 4.00%, due 1/28/20	1,788
895	Neiman Marcus Group Inc., First Lien Term Loan B, 4.25%, due 10/25/20	897
1,094	PETCO Animal Supply Inc., First Lien Term Loan, 4.00%, due 11/24/17	1,098
431	Pilot Travel Centers, First Lien Term Loan B, 4.25%, due 10/1/21	436
578	Sears Holding Corp., First Lien Term Loan, 5.50%, due 6/30/18	572
639	Staples Inc., Term Loan B1, due 4/24/21	641	¢^^
		15,158

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Specialty Retail (1.1%)
$3,980	PetSmart Inc., First Lien Term Loan B1, 5.00%, due 2/18/22	$4,027	¢^^
Steel (1.2%)
2,108	FMG Resources, First Lien Term Loan, 3.75%, due 6/30/19	1,901
1,288	McJunkin Red Man Corporation, First Lien Term Loan, 5.00%, due 11/8/19	1,270
1,223	TMS International, First Lien Term Loan B, 4.50%, due 10/16/20	1,221	Ñ
		4,392
Surface Transport (0.2%)
910	Hertz Corporation, First Lien Term Loan B-1, 4.00%, due 3/11/18	914
Theaters & Entertainment (0.2%)
618	Regal Cinemas Corporation, First Lien Term Loan B-1, 3.75%, due 4/1/22	621
Utilities (3.5%)
196	Calpine Corp., First Lien Term Loan 2, 4.00%, due 4/1/18	197
2,055	Calpine Corp., First Lien Term Loan, 4.00%, due 10/31/20	2,065
2,599	Dynegy Holdings Inc., First Lien Term Loan B-2, 4.00%, due 4/23/20	2,613
2,248	Essential Power, First Lien Term Loan, 4.75%, due 8/8/19	2,259
2,312	La Frontera Generation, First Lien Term Loan B, 4.50%, due 9/30/20	2,316
1,820	TPF II, First Lien Term Loan B, 5.50%, due 10/2/21	1,852
1,650	TXU Energy, First Lien Term Loan, 4.25%, due 6/19/16	1,659
		12,961
	Total Bank Loan Obligations (Cost $347,465)	346,662
Corporate Debt Securities (2.6%)
Advertising (0.1%)
564	WMG Acquisition Corp., Senior Secured Notes, 5.63%, due 4/15/22	572	ñ@
Building & Construction (0.2%)
685	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	716	@
Cable & Satellite Television (0.2%)
615	CSC Holdings LLC, Senior Unsecured Notes, 7.88%, due 2/15/18	695	@
Electric - Generation (0.2%)
635	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	703	@
Electric - Integrated (0.3%)
1,150	RJS Power Holdings LLC, Guaranteed Notes, 5.13%, due 7/15/19	1,133	ñ@
Energy - Exploration & Production (0.5%)
470	California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20	446
1,000	Chesapeake Energy Corp., Guaranteed Notes, 3.53%, due 4/15/19	960	µ
360	EP Energy LLC/Everest Acquisition Finance, Inc., Secured Notes, 6.88%, due 5/1/19	371	@
		1,777

See Notes to Schedule of Investments

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Gaming (0.3%)
$1,000	MTR Gaming Group, Inc., Secured Notes, 11.50%, due 8/1/19	$1,077	@
Health Facilities (0.2%)
975	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	969	ñ@
Media Content (0.2%)
690	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	664	@
Packaging (0.2%)
695	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	704	ñ@
Telecom - Satellite (0.2%)
690	Intelsat Luxembourg SA, Guaranteed Notes, 6.75%, due 6/1/18	695	@
	Total Corporate Debt Securities (Cost $9,832)	9,705
NUMBER OF SHARES
Short-Term Investments (8.2%)
34	State Street Institutional Government Money Market Fund Premier Class	0
30,638,211	State Street Institutional Treasury Money Market Fund Premier Class	30,638	@
	Total Short-Term Investments (Cost $30,638)	30,638
	Total Investments (103.9%) (Cost $387,935)	387,005	##
	Liabilities, less cash, receivables and other assets [(3.9%)]	(14,384)
	Total Net Assets (100.0%)	$372,621

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (4.4%)
Aerospace & Defense (0.1%)
$1,680	Transdigm Inc., First Lien Term Loan D, due 6/4/21	$1,683	¢^^
All Telecom (0.1%)
4,551	Level 3 Financing Inc., First Lien Term Loan B-2, 4.00%, due 1/15/20	4,561
Automotive (0.0%)
1,646	Chrysler Automotive, First Lien Term Loan B, 3.25%, due 12/31/18	1,648
Business Equipment & Services (0.5%)
840	Acosta Inc., First Lien Term Loan B, due 9/26/21	846	¢^^
1,680	Advantage Sales and Marketing, First Lien Term Loan, due 7/23/21	1,685	¢^^
10,459	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	10,498
5,110	Presidio, First Lien Term Loan B, 6.25%, due 1/22/22	5,148
		18,177
Containers & Glass Products (0.0%)
835	Berry Plastics, First Lien Term Loan E, due 1/6/21	837	¢^^
Drugs (0.1%)
1,680	Valeant Pharmaceuticals, First Lien Term Loan F1, due 4/1/22	1,691	¢^^
Electronics - Electrical (0.6%)
8,236	Avago Technologies, First Lien Term Loan B, 3.75%, due 5/6/21	8,271
4,444	Datatel-Sophia LP, First Lien Term Loan B-1, 4.00%, due 7/19/18	4,456
4,347	Freescale Semiconductor, First Lien Term Loan B4, 4.25%, due 2/28/20	4,363
4,035	Riverbed Technology, First Lien Term Loan B, due 2/25/22	4,077	¢^^
		21,167
Financial Intermediaries (0.2%)
7,188	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/18/20	6,858	¢^^
Health Care (1.9%)
16,950	Tenet Healthcare Corp., Secured Bridge Loan, due 4/1/16	16,950	Ñf¢^^
50,860	Tenet Healthcare Corp., Unsecured Bridge Loan, due 4/1/16	50,860	Ñf¢^^
		67,810
Lodging & Casinos (0.3%)
8,491	Mohegan Tribal Gaming, Term Loan B, 5.50%, due 11/19/19	8,450
163	Scientific Games Corp., First Lien Term Loan B-2, 6.00%, due 10/1/21	165
1,680	Twin Rivers Casino, First Lien Term Loan B, due 7/10/20	1,679	¢^^
		10,294
Publishing (0.2%)
6,285	Tribune Company, First Lien Term Loan, 4.00%, due 12/27/20	6,313	¢^^

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Radio & Television (0.1%)
$840	Univision Communications Inc., First Lien Term Loan C-3, due 3/1/20	$840	¢^^
840	Univision Communications Inc., First Lien Term Loan C4, due 3/1/20	841	¢^^
		1,681
Specialty Retail (0.3%)
10,360	PetSmart Inc., First Lien Term Loan B1, 5.00%, due 2/18/22	10,483
	Total Bank Loan Obligations (Cost $152,078)	153,203
Corporate Debt Securities (92.7%)
Advertising (1.4%)
17,095	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	17,993
4,150	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	4,347
8,215	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	8,687
19,295	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	19,401	ñ
		50,428
Aerospace & Defense (0.1%)
5,310	Kratos Defense & Security Solutions, Inc., Senior Secured Notes, 7.00%, due 5/15/19	4,726
Auto Parts & Equipment (0.3%)
1,735	Goodyear Tire & Rubber Co., Guaranteed Notes, 8.25%, due 8/15/20	1,830
8,755	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	8,810	ñ
		10,640
Automakers (1.4%)
11,670	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	12,225
23,985	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	26,473	@
4,725	General Motors Co., Senior Unsecured Notes, 6.25%, due 10/2/43	5,638
5,335	General Motors Co., Senior Unsecured Notes, 5.20%, due 4/1/45	5,643
		49,979
Beverages (0.4%)
1,985	Constellation Brands, Inc., Guaranteed Notes, 3.88%, due 11/15/19	2,054
5,135	Constellation Brands, Inc., Guaranteed Notes, 4.25%, due 5/1/23	5,283
5,115	Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	5,422
		12,759
Building & Construction (2.0%)
4,880	D.R. Horton, Inc., Guaranteed Notes, 4.00%, due 2/15/20	4,953
6,670	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	6,737
11,665	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	12,656
6,165	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	6,442
10,750	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	10,871
4,430	Ryland Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	4,508
3,065	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	3,586
4,605	Standard Pacific Corp., Guaranteed Notes, 5.88%, due 11/15/24	4,778

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$14,455	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%,	$14,491	ñ
	due 4/15/21
2,683	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.63%, due 3/1/24	2,656	ñ
		71,678
Building Materials (0.7%)
3,430	Masco Corp., Senior Unsecured Notes, 5.95%, due 3/15/22	3,859
14,520	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	16,807	**@
2,950	USG Corp., Guaranteed Notes, 5.50%, due 3/1/25	3,097	ñ
		23,763
Cable & Satellite Television (4.6%)
21,555	Altice SA, Guaranteed Notes, 7.75%, due 5/15/22	21,771	ñ
5,375	Altice SA, Guaranteed Notes, 7.63%, due 2/15/25	5,436	ñ
3,840	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	3,991
1,607	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	1,669	@
1,465	CCO Holdings LLC, Guaranteed Notes, 5.25%, due 9/30/22	1,464
11,037	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	11,630	ñ
3,817	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	3,823	ñ
5,075	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	5,735
1,200	DISH DBS Corp., Guaranteed Notes, 4.25%, due 4/1/18	1,221
9,850	DISH DBS Corp., Guaranteed Notes, 5.13%, due 5/1/20	9,961
14,239	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	15,077
15,285	DISH DBS Corp., Guaranteed Notes, 5.88%, due 11/15/24	14,979
10,015	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	10,096	ñ
23,835	Numericable Group SA, Senior Secured Notes, 6.00%, due 5/15/22	24,356	ñ@
4,265	Numericable Group SA, Senior Secured Notes, 6.25%, due 5/15/24	4,382	ñ
7,060	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	7,341	ñ
7,975	Virgin Media Finance PLC, Guaranteed Notes, 6.00%, due 10/15/24	8,249	ñ
5,562	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	5,819	ñ
4,420	WideOpenWest Finance LLC/WideOpenWest Capital Corp., Guaranteed Notes, 10.25%, due 7/15/19	4,747
		161,747
Chemicals (1.6%)
2,140	Ashland, Inc., Senior Unsecured Notes, 3.00%, due 3/15/16	2,155
11,190	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	11,302	@
6,405	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	6,789
2,060	Huntsman Int'l LLC, Guaranteed Notes, 5.13%, due 11/15/22	2,082	ñ
4,225	NOVA Chemicals Corp., Senior Unsecured Notes, 5.00%, due 5/1/25	4,452	ñ
21,595	PQ Corp., Secured Notes, 8.75%, due 11/1/18	22,432	ñ
6,360	US Coatings Acquisition, Inc., Guaranteed Notes, 7.38%, due 5/1/21	6,900	ñ
		56,112
Consumer - Commercial Lease Financing (7.5%)
14,580	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 3.75%,	14,762	ñ
	due 5/15/19
19,575	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.50%, due 5/15/21	20,603	ñ

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$4,195	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	$4,384
5,000	Ally Financial, Inc., Guaranteed Notes, 2.75%, due 1/30/17	4,982
12,195	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	13,064	@
21,230	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	25,158
2,550	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, due 9/30/24	2,646
8,085	Ally Financial, Inc., Senior Unsecured Notes, 8.00%, due 11/1/31	10,607
1,110	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	1,149
2,150	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	2,228
14,185	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	15,213	ñ
23,205	CIT Group, Inc., Senior Unsecured Notes, 3.88%, due 2/19/19	23,002	@
11,450	CIT Group, Inc., Senior Unsecured Notes, 5.38%, due 5/15/20	12,123
7,435	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	8,448
4,910	Int'l Lease Finance Corp., Senior Unsecured Notes, 3.88%, due 4/15/18	5,020
15,525	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	17,155
8,260	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	10,552
4,780	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 8/15/22	5,389
29,535	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	29,461
7,575	Navient Corp., Senior Unsecured Notes, 5.88%, due 3/25/21	7,537
3,150	SLM Corp., Senior Unsecured Medium-Term Notes, 6.25%, due 1/25/16	3,245
3,900	SLM Corp., Senior Unsecured Medium-Term Notes, 4.63%, due 9/25/17	3,968
10,345	SLM Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	10,516
1,435	SLM Corp., Senior Unsecured Notes, 5.50%, due 1/25/23	1,381
8,585	SLM Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	8,349
		260,942
Discount Stores (0.4%)
3,525	Family Tree Escrow LLC, Senior Secured Notes, 5.25%, due 3/1/20	3,692	ñ
9,995	Family Tree Escrow LLC, Senior Secured Notes, 5.75%, due 3/1/23	10,495	ñ
		14,187
Electric - Generation (2.4%)
3,680	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	3,919	ñ
3,940	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	4,117	ñ
10,910	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	12,083
18,776	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	19,809
26,625	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	28,446
13,350	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	13,901
		82,275
Electric - Integrated (0.4%)
15,815	RJS Power Holdings LLC, Guaranteed Notes, 5.13%, due 7/15/19	15,578	ñ
Electronics (0.9%)
3,215	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	3,295
3,120	Flextronics Int'l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	3,261
10,490	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	11,172
9,760	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	10,544	ñ
1,613	NXP BV/NXP Funding LLC, Guaranteed Notes, 3.75%, due 6/1/18	1,657	ñ
		29,929

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Energy - Exploration & Production (10.6%)
$1,995	Antero Resources Corp., Guaranteed Notes, 5.38%, due 11/1/21	$2,015
8,815	California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20	8,374
14,070	California Resources Corp., Guaranteed Notes, 5.50%, due 9/15/21	13,331
6,215	California Resources Corp., Guaranteed Notes, 6.00%, due 11/15/24	5,850
6,290	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	6,691
10,220	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	10,527
1,465	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	1,472
18,915	Chesapeake Energy Corp., Guaranteed Notes, 4.88%, due 4/15/22	17,449
5,330	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	5,663
1,525	Cimarex Energy Co., Guaranteed Notes, 4.38%, due 6/1/24	1,544
3,205	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	3,249
33,175	Denbury Resources, Inc., Guaranteed Notes, 4.63%, due 7/15/23	29,858
30,306	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	32,427
22,972	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	16,253
11,345	EXCO Resources, Inc., Guaranteed Notes, 8.50%, due 4/15/22	6,779
5,300	Halcon Resources Corp., Secured Notes, 8.63%, due 2/1/20	5,512	ñØ
8,130	Kodiak Oil & Gas Corp., Guaranteed Notes, 8.13%, due 12/1/19	8,628
1,975	Laredo Petroleum, Inc., Guaranteed Notes, 5.63%, due 1/15/22	1,987
3,225	Laredo Petroleum, Inc., Guaranteed Notes, 7.38%, due 5/1/22	3,451
37,795	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	32,031
12,775	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	11,593
25,225	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	21,694
14,640	Linn Energy LLC, Guaranteed Notes, 6.50%, due 9/15/21	11,932
16,663	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	17,663
3,400	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	3,604
15,335	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 3/15/22	15,603
4,000	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	4,005
7,005	Rosetta Resources, Inc., Guaranteed Notes, 5.88%, due 6/1/22	6,987
3,950	Rosetta Resources, Inc., Guaranteed Notes, 5.88%, due 6/1/24	3,920
6,000	SandRidge Energy, Inc., Guaranteed Notes, 8.75%, due 1/15/20	4,455
22,966	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	15,789
17,700	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	12,080
17,285	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	11,365
11,320	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	11,292
1,515	Whiting Petroleum Corp., Guaranteed Notes, 6.25%, due 4/1/23	1,563	ñ
155	WPX Energy, Inc., Senior Unsecured Notes, 6.00%, due 1/15/22	152
5,360	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 9/15/24	4,945
		371,733
Food & Drug Retailers (0.6%)
6,195	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	6,846
10,775	Rite Aid Corp., Guaranteed Notes, 6.75%, due 6/15/21	11,408
3,320	Rite Aid Corp., Guaranteed Notes, 6.13%, due 4/1/23	3,440	ñ
		21,694
Food - Wholesale (0.5%)
17,995	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	17,545	ñ
Gaming (7.1%)
6,143	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	6,496
2,885	Eldorado Resorts LLC/Eldorado Capital Corp., Senior Secured Notes, 8.63%, due 6/15/19	3,015	ñ
3,395	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	3,514

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$32,750	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	$33,323
5,255	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	5,465
18,860	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	20,581	ñ
6,340	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	6,942
10,430	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	10,769
12,505	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	14,326
2,275	MGM Resorts Int'l, Guaranteed Notes, 6.00%, due 3/15/23	2,355
5,445	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	5,431	ñ
25,830	Mohegan Tribal Gaming Authority, Guaranteed Notes, 9.75%, due 9/1/21	27,574
14,215	MTR Gaming Group, Inc., Secured Notes, 11.50%, due 8/1/19	15,317
12,055	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	12,597	ñ
9,510	Pinnacle Entertainment, Inc., Guaranteed Notes, 6.38%, due 8/1/21	10,116
6,315	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	7,010
7,850	Scientific Games Int'l, Inc., Guaranteed Notes, 6.63%, due 5/15/21	5,731	ñ
8,620	Scientific Games Int'l, Inc., Senior Secured Notes, 7.00%, due 1/1/22	8,986	ñ
30,565	Scientific Games Int'l, Inc., Guaranteed Notes, 10.00%, due 12/1/22	28,349	ñ
15,510	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	16,712
1,520	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Guaranteed Notes, 4.25%, due 5/30/23	1,429	ñ
1,520	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Guaranteed Notes, 5.50%, due 3/1/25	1,520	ñ
		247,558
Gas Distribution (6.6%)
4,075	Access Midstream Partners L.P., Senior Unsecured Notes, 4.88%, due 5/15/23	4,134
4,340	Access Midstream Partners L.P., Senior Unsecured Notes, 4.88%, due 3/15/24	4,449
21,290	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	22,594
15,491	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	16,575
12,154	Chesapeake Midstream Partners L.P., Senior Unsecured Notes, 6.13%, due 7/15/22	13,065
6,060	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.25%, due 4/1/23	6,333	ñ
7,760	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	8,730
8,280	Energy Transfer Equity L.P., Senior Secured Notes, 5.88%, due 1/15/24	8,694
13,325	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	13,691
1,990	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 5.50%, due 2/15/23	2,075
11,883	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 4.50%, due 7/15/23	11,913
6,795	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 4.88%, due 12/1/24	7,029
3,600	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.50%, due 7/15/21	3,816
10,485	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.88%, due 3/1/22	11,665
6,135	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%, due 4/15/23	6,503
5,985	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 4.50%, due 11/1/23	6,165
2,905	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.85%, due 7/15/18	3,145	ñ
4,395	Rockies Express Pipeline LLC, Senior Unsecured Notes, 7.50%, due 7/15/38	5,054	ñ
5,450	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.88%, due 4/15/40	5,940	ñ
2,935	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	3,002
2,960	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 4/15/23	2,990
10,285	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.75%, due 5/15/24	10,388
22,085	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 3/1/25	22,195	ñ
4,397	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	4,727

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,935	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes,	$2,003
	5.75%, due 3/1/25
320	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 5.00%, due 1/15/18	332	ñ
6,465	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	6,481	ñ
8,405	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.25%, due 11/15/23	8,195
2,490	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 5.50%, due 10/15/19	2,633	ñ
6,685	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 6.25%, due 10/15/22	7,094	ñ
		231,610
Health Facilities (5.6%)
9,195	Amsurg Corp., Guaranteed Notes, 5.63%, due 7/15/22	9,335
4,670	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	4,845
5,220	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	5,533
4,720	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	4,897
9,180	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	9,742
8,400	Columbia/HCA Corp., Guaranteed Notes, 7.69%, due 6/15/25	9,576
1,370	Columbia/HCA Corp., Guaranteed Notes, 7.05%, due 12/1/27	1,466
11,125	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	11,321
5,780	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.00%, due 5/1/25	5,780
4,910	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	5,217
8,465	HCA, Inc., Senior Secured Notes, 4.25%, due 10/15/19	8,846
11,105	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	12,660
1,710	HCA, Inc., Senior Secured Notes, 4.75%, due 5/1/23	1,796
11,810	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	12,607
4,230	HCA, Inc., Guaranteed Notes, 5.38%, due 2/1/25	4,442
22,460	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	23,302	@
11,760	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 5.50%, due 5/1/24	12,583
8,775	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	9,367
6,590	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	7,002
8,490	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	9,188
3,705	Tenet Healthcare Corp., Senior Unsecured Notes, 6.75%, due 2/1/20	3,881
5,860	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	6,256
6,285	Tenet Healthcare Corp., Senior Unsecured Notes, 8.13%, due 4/1/22	6,859
3,440	Tenet Healthcare Corp., Senior Unsecured Notes, 6.88%, due 11/15/31	3,216
5,565	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	5,975
		195,692
Health Services (0.5%)
5,190	Envision Healthcare Corp., Guaranteed Notes, 5.13%, due 7/1/22	5,346	ñ
3,210	Omnicare, Inc., Guaranteed Notes, 4.75%, due 12/1/22	3,507
2,140	Omnicare, Inc., Guaranteed Notes, 5.00%, due 12/1/24	2,332
5,595	Service Corp. Int'l, Senior Unsecured Notes, 5.38%, due 5/15/24	5,910
		17,095
Investments & Misc. Financial Services (0.8%)
1,200	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, due 3/15/17	1,206
6,965	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 4.88%, due 3/15/19	7,097
20,160	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	18,043
		26,346

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	VALUE†
(000's omitted)	(000's omitted)[z]
Machinery (1.0%)
$15,290	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	$16,832
5,335	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	5,575
6,800	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	6,877
6,760	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	7,233
		36,517
Media - Diversified (1.4%)
11,695	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	12,090
12,430	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 10/15/19	13,098
4,540	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 7/15/20	4,756
1,460	Gannett Co., Inc., Guaranteed Notes, 4.88%, due 9/15/21	1,500	ñ
2,190	Gannett Co., Inc., Guaranteed Notes, 5.50%, due 9/15/24	2,278	ñ
9,845	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	10,189
4,775	Liberty Media Corp., Senior Unsecured Notes, 8.50%, due 7/15/29	5,348
		49,259
Media Content (2.3%)
5,581	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	6,083
17,840	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	17,171
6,460	iHeartCommunications, Inc., Senior Unsecured Notes, 10.00%, due 1/15/18	5,653
3,478	iHeartCommunications, Inc., Senior Unsecured Notes, 6.88%, due 6/15/18	3,183
840	iHeartCommunications, Inc., Senior Secured Notes, 9.00%, due 12/15/19	831
24,658	iHeartCommunications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	25,151
5,535	iHeartCommunications, Inc., Senior Unsecured Notes, 7.25%, due 10/15/27	4,400
1,355	Sirius XM Radio, Inc., Guaranteed Notes, 4.25%, due 5/15/20	1,348	ñ
2,275	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	2,443	ñ
10,349	Univision Communications, Inc., Senior Secured Notes, 6.75%, due 9/15/22	11,113	ñ
3,925	Univision Communications, Inc., Senior Secured Notes, 5.13%, due 5/15/23	3,969	ñ
		81,345
Medical Products (2.2%)
5,190	Alere, Inc., Guaranteed Notes, 6.50%, due 6/15/20	5,398
700	DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.75%, due 3/15/18	732
8,300	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 9.88%, due 4/15/18	8,705
13,895	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.13%, due 6/15/21	14,103	ñØ
4,525	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	4,944	ñ
3,680	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	3,744	ñ
2,825	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	3,093	ñ
9,440	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.75%, due 10/15/24	9,865	ñ
10,480	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	11,738	ñ
4,450	Fresenius US Finance II, Inc., Guaranteed Notes, 4.25%, due 2/1/21	4,550	ñ
4,315	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%,	4,385	ñ
	due 4/15/20
4,270	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.50%, due 4/15/25	4,355	ñ
		75,612
Metals - Mining Excluding Steel (0.7%)
3,960	Alcoa, Inc., Senior Unsecured Notes, 5.13%, due 10/1/24	4,270
315	Alcoa, Inc., Senior Unsecured Notes, 5.95%, due 2/1/37	335

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$17,945	CONSOL Energy, Inc., Guaranteed Notes, 5.88%, due 4/15/22	$16,554
1,410	FMG Resources (August 2006) Pty Ltd., Senior Secured Notes, 9.75%, due 3/1/22	1,456	ñ
		22,615
Oil Field Equipment & Services (0.4%)
9,465	Transocean, Inc., Guaranteed Notes, 3.00%, due 10/15/17	9,134	**
3,870	Transocean, Inc., Guaranteed Notes, 6.00%, due 3/15/18	3,860
		12,994
Packaging (2.3%)
3,730	Ball Corp., Guaranteed Notes, 5.00%, due 3/15/22	3,889
32,110	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	35,241	@
3,075	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 5.63%, due 12/15/16	3,113	ñ
7,160	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	7,249	ñ
3,648	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	3,849
5,605	Owens-Brockway Glass Container, Inc., Senior Unsecured Notes, 5.00%, due 1/15/22	5,752	ñ
10,464	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	11,151
4,545	Reynolds Group Issuer, Inc., Guaranteed Notes, 8.25%, due 2/15/21	4,835
5,875	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	6,172
		81,251
Pharmaceuticals (2.8%)
6,370	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.00%, due 7/15/19	6,641	ñ
3,050	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.25%, due 1/15/22	3,225	ñ
18,085	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 5.38%, due 1/15/23	17,848	ñ
9,620	Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	10,341	ñ
1,690	Par Pharmaceutical Cos., Inc., Guaranteed Notes, 7.38%, due 10/15/20	1,806
24,187	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.38%, due 10/15/20	25,487	ñ
3,370	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 6.75%, due 8/15/18	3,568	ñ
16,585	VRX Escrow Corp., Guaranteed Notes, 5.88%, due 5/15/23	16,979	ñ
12,140	VRX Escrow Corp., Senior Unsecured Notes, 6.13%, due 4/15/25	12,565	ñ
		98,460
Printing & Publishing (2.0%)
2,516	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	2,793
21,035	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	24,348	@
17,115	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	19,704
10,620	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	12,186
4,775	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.50%, due 11/15/23	5,073
4,365	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.00%, due 4/1/24	4,529
		68,633
Real Estate Dev. & Mgt. (0.2%)
1,490	CBRE Services, Inc., Guaranteed Notes, 5.00%, due 3/15/23	1,550
5,310	Realogy Group LLC, Senior Secured Notes, 7.63%, due 1/15/20	5,655	ñ
		7,205

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Recreation & Travel (0.3%)
$5,845	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes,	$6,064
	5.25%, due 3/15/21
5,690	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	5,875	ñ
		11,939
Software - Services (4.5%)
11,469	First Data Corp., Guaranteed Notes, 11.25%, due 1/15/21	12,903
39,242	First Data Corp., Guaranteed Notes, 12.63%, due 1/15/21	46,325
4,910	First Data Corp., Guaranteed Notes, 10.63%, due 6/15/21	5,571
4,316	First Data Corp., Guaranteed Notes, 11.75%, due 8/15/21	4,953
7,015	Infor Software Parent LLC/Infor Software Parent, Inc., Guaranteed Notes, 7.13% Cash/7.88% PIK, due 5/1/21	7,033	ñc
14,005	Infor US, Inc., Senior Unsecured Notes, 6.50%, due 5/15/22	14,390	ñ
9,080	MSCI, Inc., Guaranteed Notes, 5.25%, due 11/15/24	9,443	ñ
9,435	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	9,529	ñ
9,000	Sophia Holding Finance L.P./Sophia Holding Finance, Inc., Guaranteed Notes, 9.63% Cash/10.38% PIK, due 12/1/18	9,135	ñc
15,580	Sophia, L.P./Sophia Finance, Inc., Guaranteed Notes, 9.75%, due 1/15/19	16,749	ñ
1,887	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	1,962
8,145	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	8,613
11,115	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	10,448
		157,054
Specialty Retail (0.9%)
14,300	Argos Merger Sub, Inc., Senior Unsecured Notes, 7.13%, due 3/15/23	15,015	ñ
2,370	L Brands, Inc., Guaranteed Notes, 5.63%, due 10/15/23	2,635
3,133	Limited Brands, Inc., Guaranteed Notes, 8.50%, due 6/15/19	3,776
2	Michaels FinCo Holdings LLC/Michaels FinCo, Inc., Senior Unsecured Notes, 7.50% Cash/8.25% PIK, due 8/1/18	2	ñc
5,295	Party City Holdings, Inc., Guaranteed Notes, 8.88%, due 8/1/20	5,725
3,075	QVC, Inc., Senior Secured Notes, 5.45%, due 8/15/34	2,967
		30,120
Steel Producers - Products (0.7%)
3,280	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	3,501
5,689	ArcelorMittal, Senior Unsecured Notes, 6.00%, due 8/5/20	5,938	**
15,225	ArcelorMittal, Senior Unsecured Notes, 7.75%, due 10/15/39	15,720	**
		25,159
Support - Services (3.4%)
5,000	Abengoa Finance SAU, Guaranteed Notes, 8.88%, due 11/1/17	5,212	ñ
2,850	ADT Corp., Senior Unsecured Notes, 2.25%, due 7/15/17	2,836
3,120	ADT Corp., Senior Unsecured Notes, 4.88%, due 7/15/42	2,605
7,755	AECOM Technology Corp., Guaranteed Notes, 5.88%, due 10/15/24	8,033	ñ
13,860	Anna Merger Sub, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	14,172	ñ
25,285	APX Group, Inc., Guaranteed Notes, 8.75%, due 12/1/20	23,325	@
8,368	IHS, Inc., Guaranteed Notes, 5.00%, due 11/1/22	8,368	ñ
5,170	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	5,480
30,860	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	31,902
3,997	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	4,312

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$4,724	ServiceMaster Co., Guaranteed Notes, 7.00%, due 8/15/20	$4,996
5,860	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	6,319
		117,560
Technology Hardware & Equipment (0.3%)
2,325	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	2,325	ñ
5,025	CommScope, Inc., Guaranteed Notes, 5.50%, due 6/15/24	5,063	ñ
4,110	Project Homestake Merger Corp., Guaranteed Notes, 8.88%, due 3/1/23	4,156	ñ
		11,544
Telecom - Satellite (1.0%)
7,365	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	8,083
9,035	Inmarsat Finance PLC, Guaranteed Notes, 4.88%, due 5/15/22	9,080	ñ
1,440	Intelsat Jackson Holdings SA, Guaranteed Notes, 5.50%, due 8/1/23	1,356
10,185	Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	9,370
9,570	Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	8,631
		36,520
Telecom - Wireless (5.5%)
8,490	Communications Sales & Leasing, Inc., Guaranteed Notes, 8.25%, due 10/15/23	8,713	ñ
11,390	Crown Castle Int'l Corp., Senior Unsecured Notes, 4.88%, due 4/15/22	11,881
10,145	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	10,589
3,910	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	4,096
9,580	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	8,670
24,143	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	24,746	@
17,650	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	17,716
20,400	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	20,476
7,270	Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	8,272	ñ
14,045	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	14,817
7,050	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	7,438
3,740	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	3,857
3,680	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	3,878
8,680	T-Mobile USA, Inc., Guaranteed Notes, 6.00%, due 3/1/23	8,845
5,125	T-Mobile USA, Inc., Guaranteed Notes, 6.84%, due 4/28/23	5,420
2,235	T-Mobile USA, Inc., Guaranteed Notes, 6.50%, due 1/15/24	2,333
4,830	T-Mobile USA, Inc., Guaranteed Notes, 6.38%, due 3/1/25	4,960
19,975	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	19,975	ñ
4,790	Wind Acquisition Finance SA, Secured Notes, 7.38%, due 4/23/21	4,904	ñ
		191,586
Telecom - Wireline Integrated & Services (3.5%)
10,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	10,535
3,065	CenturyLink, Inc., Senior Unsecured Notes, Ser. S, 6.45%, due 6/15/21	3,295
3,795	CenturyLink, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	4,105
2,080	CenturyLink, Inc., Senior Unsecured Notes, Ser. P, 7.60%, due 9/15/39	2,080
16,947	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	17,837
12,290	Embarq Corp., Senior Unsecured Notes, 8.00%, due 6/1/36	14,502
16,915	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	17,778
12,320	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	13,367
5,565	Telecom Italia Capital SA, Guaranteed Notes, 6.00%, due 9/30/34	5,815
6,380	Telecom Italia SpA, Senior Unsecured Notes, 5.30%, due 5/30/24	6,715	ñ

See Notes to Schedule of Investments

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$16,570	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	$16,704
10,985	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	10,463
		123,196
Theaters & Entertainment (0.9%)
19,691	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	21,045	ñ
8,991	Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	9,238
		30,283
	Total Corporate Debt Securities (Cost $3,209,310)	3,242,868
NUMBER OF SHARES
Short-Term Investments (3.5%)
122,906,807	State Street Institutional Liquid Reserves Fund Premier Class (Cost $122,907)	122,907
	Total Investments (100.6%) (Cost $3,484,295)	3,518,978	##
	Liabilities, less cash, receivables and other assets [(0.6%)]	(20,856)
	Total Net Assets (100.0%)	$3,498,122
See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Municipal Notes (95.4%)
Alaska (1.6%)
$2,100	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/25	$2,536
Arizona (0.4%)
575	Tucson Cert. of Participation Ref., Ser. 2014, (AGM Insured), 4.00%, due 7/1/21	642
Arkansas (0.8%)
1,145	Springdale Sales & Use Rev., Ser. 2012, 3.00%, due 11/1/21	1,202
California (10.5%)
675	Acalanes Union High Sch. Dist. G.O. Ref. Rev., Ser. 2012, 4.00%, due 8/1/22	780
2,000	California G.O. Ref., Ser. 2013, 5.00%, due 11/1/25	2,395
1,040	California St. Hlth. Facs. Fin. Au. Ref. Rev. (NCROC - Paradise Valley Estates Proj.), Ser. 2013, 3.00%, due 1/1/21	1,107	ß
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/20	2,066	µß
500	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/27	572	ß
250	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/28	283	ß
795	Inglewood Pub. Fin. Au. Lease Ref. Rev., Ser. 2012, 5.00%, due 8/1/16	833
1,500	Irvine Imp. Bond Act 1915 Ltd. Oblig. (Spec. Assessment Dist. Number 12-1), Ser. 2012, 3.00%, due 9/2/16	1,541
200	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/27	218
300	Mountain View-Whisman Sch. Dist. G.O. (Election 2012), Ser. 2013-A, 4.00%, due 9/1/28	323
625	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	641
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,088
1,500	San Francisco City & Co. G.O. Ref., Ser. 2015-R1, 4.00%, due 6/15/30	1,627
1,500	San Francisco City & Co. Pub. Utils. Commission Wtr. Ref. Rev., Ser. 2011-D, 5.00%, due 11/1/24	1,790
740	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/26	512
645	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/27	424
440	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM Insured), 2.63%, due 6/1/21	443
		16,643
Colorado (0.8%)
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	759	@
500	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	537
		1,296
District of Columbia (1.6%)
460	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/21	532	ß
350	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/22	406	ß
1,000	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-B, 5.00%, due 10/1/22	1,146	ß
505	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 2.15%, due 6/1/15	505	ß
		2,589

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Florida (12.0%)
$700	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/30	$724	Ø
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,099
2,300	Collier Co. Gas Tax Ref. Rev., Ser. 2012, 5.00%, due 6/1/16	2,410	@
1,345	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,484
1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/1/17	1,442	µ@
900	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/29	1,048
2,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/32	2,065
1,000	Miami-Dade Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/22	1,189
750	Palm Beach Co. Solid Waste Au. Rev., Ser. 2002-B, (AMBAC Insured), 0.00%, due 10/1/15	749
1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22	1,454	ß
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,829	ß
2,000	Space Coast Infrastructure Agcy. Imp. Rev. (I-95 Brevard Co. DBF Proj.), Ser. 2012, 4.00%, due 6/15/17	2,098	@
1,185	Sunshine St. Governmental Fin. Commission Rev., Ser. 2013-B-1, 5.00%, due 9/1/20	1,368
		18,959
Georgia (3.7%)
1,000	Bartow Co. Dev. Au. Rev. (Georgia Pwr. Co. Plant Bowen), Ser. 1997, 2.38%, due 9/1/29 Putable 8/10/17	1,031	µß
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,929	ß
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,247
500	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer), Ser. 1995-1, 2.00%, due 7/1/25 Putable 6/13/19	504	µß
500	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.), Ser. 2014, 5.00%, due 4/1/22	571	ß
540	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.), Ser. 2014, 5.00%, due 4/1/25	609	ß
		5,891
Illinois (8.1%)
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,075
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/20	1,683
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.35%, due 12/1/29	1,099
1,195	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.63%, due 12/1/32	1,319
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30 Pre-Refunded 12/1/21	1,216
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	508
1,000	Illinois St. G.O., Ser. 2013, 5.50%, due 7/1/25	1,141
1,000	Illinois St. G.O., Ser. 2014, 4.00%, due 2/1/23	1,049
500	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/26	518
500	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/27	549
950	Springfield G.O., Ser. 2014, 4.25%, due 12/1/27	1,011
1,415	Springfield G.O., Ser. 2014, 5.00%, due 12/1/28	1,611
		12,779

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Indiana (5.0%)
$1,000	Boone Co. Hosp. Assoc. Lease Rev., Ser. 2005, (National Public Finance Guarantee Corp. Insured),	$1,008
	5.25%, due 7/10/17
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	536	ß
2,225	Indiana St. Fin. Au. Env. Rev. (So. Indiana Gas & Elec. Co.), Ser. 2013-E, 1.95%, due 5/1/37 Putable 9/14/17	2,261	µß
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	1,835
940	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,097
1,200	Rockport PCR Ref. Rev. (Indiana Michigan Pwr. Co. Proj.), Ser. 2009-A, 1.75%, due 6/1/25 Putable 6/1/18	1,204	µß
		7,941
Kansas (0.5%)
720	Olathe Hlth. Facs. Rev. (Med. Ctr.), Ser. 2012-A, 3.00%, due 9/1/16	741	ß
Louisiana (1.5%)
1,280	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Plaquemines Proj.), Ser. 2012, (AGM Insured), 4.00%, due 9/1/21	1,381
395	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	425
500	New Orleans Swr. Svc. Ref. Rev., Ser. 2014, 5.00%, due 6/1/23	584
		2,390
Massachusetts (1.6%)
1,500	Boston Wtr. & Swr. Commission Rev., Ser. 1993-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/19	1,650
260	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	330
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	509	ß
		2,489
Michigan (2.6%)
2,000	Brighton Area Sch. Dist. G.O. (Sch. Bldg. & Site), Ser. 2013-II, 5.00%, due 5/1/20	2,276
350	Forest Hills Pub. Schs. G.O. Ref., Ser. 2005, (AGM Insured), 5.00%, due 5/1/21	350
425	L'Anse Creuse Pub. Schs. G.O. Ref., Ser. 2015, 5.00%, due 5/1/21	496
900	Michigan St. Hosp. Fin. Au. Rev. (Ascension Hlth. Credit Group), Ser. 2010-F4, 1.95%, due 11/15/47 Putable 4/1/20	914	µß
		4,036
Minnesota (0.5%)
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	856
Mississippi (1.7%)
1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	1,214
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,503
		2,717
Montana (1.3%)
2,000	Livingston Rev. RANS (Livingston Healthcare Proj.), Ser. 2013, 2.00%, due 12/1/15	2,000	ß

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Nevada (0.5%)
$750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	$859
New Jersey (3.1%)
305	Harrison G.O., Ser. 2012-A, 5.00%, due 4/15/18	338
150	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	166
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,095
1,000	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/20	1,130
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,118
360	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/20	384
370	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 3.00%, due 6/15/21	396
295	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/23	332
		4,959
New York (10.4%)
250	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/24	296	ß
365	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/25	427	ß
390	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/26	453	ß
880	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	982
485	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/21	531
500	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/22	547
520	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/23	567
1,850	New York City G.O., Ser. 2011-I1, 5.00%, due 8/1/18	2,074	@
1,170	New York City Transitional Fin. Au. Ref. Rev. (Future Tax Secured), Ser. 2015-C, 5.00%, due 11/1/18	1,325
1,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/25	1,202
500	New York St. Dorm. Au. Ref. Rev. (Pratt Institute), Ser. 2015-A, 3.63%, due 7/1/36	475	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	2,335
1,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	1,170
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	855
1,000	Rockland Co. G.O., Ser. 2014-A, (AGM Insured), 5.00%, due 3/1/16	1,035
1,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,182
850	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	950	ß
		16,406
North Carolina (0.7%)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	745
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	329	ß
		1,074
Ohio (0.9%)
450	Lorain G.O., Ser. 2013, (AGM Insured), 3.63%, due 12/1/25	465
900	Lorain G.O., Ser. 2013, (AGM Insured), 3.88%, due 12/1/27	931
		1,396

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Oregon (0.1%)
$190	Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev. (Single Family Mtge. Prog.), Ser. 2005-D, 4.40%,	$191
	due 7/1/19
Pennsylvania (4.1%)
1,000	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	1,049
1,285	Pennsylvania St. HFA Single Family Mtge. Rev., Ser. 2010-109, 2.45%, due 4/1/16	1,302
1,870	Philadelphia G.O. Ref., Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18	2,027
2,000	Pocono Mountain Sch. Dist. G.O. Ref., Ser. 2015, (BAM Insured), 4.00%, due 10/1/16	2,093
		6,471
Rhode Island (3.4%)
1,250	Cranston G.O., Ser. 2012-B, 3.00%, due 7/1/16	1,284
500	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/22	563
1,125	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/22	1,277	ß
870	Rhode Island St. Providence Plantation Lease Cert. of Participation (Pastore Ctr. Energy Conservation Proj.), Ser. 2014-A, 5.00%, due 11/1/18	976
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,277
		5,377
South Carolina (2.3%)
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	985
2,335	South Carolina St. Pub. Svc. Au. Ref. Rev. (Santee Cooperative), Ser. 2012-A, 4.00%, due 12/1/20	2,615	@
		3,600
Tennessee (3.0%)
1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	2,051
1,000	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board (Belmont Univ.), Ser. 2012, 5.00%, due 11/1/26	1,126	ß
1,600	Metro. Nashville Arpt. Au. Ref. Rev. Imp., Ser. 2010-B, (AGM Insured), 4.00%, due 7/1/15	1,610
		4,787
Texas (7.9%)
750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	808
250	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.63%, due 8/15/15	251
500	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	491
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	250	ß
2,000	Houston Independent Sch. Dist. G.O. (Limited Tax), Ser. 2012, 0.95%, due 6/1/29 Putable 6/1/17	2,001	µ
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,262
1,250	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 2/15/33	1,484
1,500	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/27	1,735
590	McKinney G.O., Ser. 2014, 5.00%, due 8/15/24	723
160	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/20	173	ß
200	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/21	216	ß

See Notes to Schedule of Investments

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$200	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC),	$215	ß
	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/22
225	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/23	240	ß
220	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/24	233	ß
375	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/17	394
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	590
1,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/20	1,119
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	272
		12,457
Utah (1.1%)
445	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svcs. Inc.), Ser. 2001, (AMBAC Insured), 5.13%, due 2/15/33	512	ß
1,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/28	1,164
		1,676
Vermont (0.4%)
685	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/29	685
Virginia (2.4%)
2,000	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	2,146
1,690	Virginia St. Hsg. Dev. Au. Homeownership Mtge. Rev., Ser. 2010-B, 2.10%, due 9/1/15	1,699
		3,845
Washington (0.9%)
545	Washington St. G.O., Ser. 1993-B, 5.50%, due 5/1/18	582	@
795	Washington St. Ref. G.O. (Var. Purp.), Ser. 2010-R-2011B, 4.00%, due 7/1/26	865
		1,447
	Total Investments (95.4%) (Cost $145,196)	150,937	##
	Cash, receivables and other assets, less liabilities (4.6%)	7,301
	Total Net Assets (100.0%)	$158,238

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Income Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Municipal Notes (99.3%)
New York (99.3%)
$250	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A,	$277	ß
	4.00%, due 12/1/20
100	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 4.00%, due 12/1/21	111	ß
225	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 4.00%, due 12/1/22	248	ß
175	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/23	206	ß
225	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/25	270	ß
100	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/21	117	ß
200	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 5.00%, due 6/1/22	236	ß
100	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 4.00%, due 6/1/24	110	ß
175	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.), Ser. 2015, 4.00%, due 6/1/25	192	ß
225	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/21	259	ß
150	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/22	174	ß
135	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 4.00%, due 7/1/23	147	ß
115	Dutchess Co. Local Dev. Corp. Rev., Ser. 2014-A, 5.00%, due 7/1/25	133	ß
295	Genesee Valley Central Sch. Dist. Ref. G.O. (Sch. Dist. at Angelica-Belmont), Ser. 2012, (AGM Insured), 4.00%, due 6/15/15	296
300	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/18	334	ß
575	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/19	650	ß
605	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2014, 5.00%, due 7/1/20	691	ß
1,000	Hudson Yards Infrastructure Corp. Rev., Ser. 2011-A, 5.75%, due 2/15/47	1,137
400	Long Beach, NY G.O., Ser. 2014-A, 2.00%, due 11/15/15	403
825	Long Beach, NY G.O., Ser. 2014-A, (BAM Insured), 2.50%, due 11/15/16	844
500	Long Island Pwr. Au. Rev., Ser. 2008-A, 6.00%, due 5/1/33	576
1,500	Metropolitan Trans. Au. Rev., Ser. 2008-C, 6.50%, due 11/15/28	1,756
1,250	Metropolitan Trans. Au. Rev., Ser. 2013-A, 5.00%, due 11/15/27	1,437
400	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.13%, due 10/1/27	403	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 3.00%, due 6/1/15	100	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 3.00%, due 6/1/16	103	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 4.00%, due 6/1/17	107	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 4.00%, due 6/1/18	109	ß
115	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/20	133	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/21	115	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/22	115	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/23	116	ß
100	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2014-A, 5.00%, due 6/1/24	116	ß
300	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/26	349	ß
700	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured), 4.00%, due 9/1/28	751
415	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 4.00%, due 7/1/18	450	ß
300	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/27	349	ß
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/17	372
475	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/18	515
350	New Rochelle Ref. G.O., Ser. 2013-A, 4.00%, due 3/15/19	386
1,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2013-E1A, 1.20%, due 11/1/17	1,005
340	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 4.60%, due 5/1/15	340
1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	1,116
1,125	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2012-GG, 5.00%, due 6/15/17	1,158

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,110	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Subser. 2014-C,	$1,326
	5.00%, due 11/1/21
325	New York City Trust for Cultural Res. Rev. (Juilliard Sch.), Ser. 2009-B, 1.35%, due 1/1/36 Putable 8/1/17	328	µß
1,120	New York St. Bridge Au. Rev., Ser. 2012, 4.00%, due 1/1/22	1,267
500	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt, Ser. 2015-A-1, 3.50%, due 7/1/29	517
500	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.63%, due 7/1/36	475	ß
3,540	New York St. Dorm. Au. Rev. (Spec. Active Sch. Dist. Prog.), Ser. 1995, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/19	3,554	@
745	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.50%, due 7/1/24	796	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2014, 5.00%, due 7/1/22	593	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Hosp. Spec. Surgery), Ser. 2009, (FHA Insured), 6.00%, due 8/15/38	587	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 5.00%, due 7/1/20	584	ß
1,150	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering), Ser. 2012-1, 4.00%, due 7/1/22	1,290	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Muni. Hlth. Fac. Lease), Ser. 2001, 5.00%, due 1/15/18	2,208
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22	234	ß
275	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/23	333
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/24	2,434	@
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	584
2,305	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Rochester), Ser. 2007-A1, 5.00%, due 7/1/19	2,469	ß@
500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/31	582
1,000	New York St. Dorm. Au. Rev. St. Supported Debt (Dept. Ed.), Ser. 2006-A, 5.00%, due 7/1/18	1,054
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental Hlth. Svcs. Facs. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,737
2,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	2,341	@
490	New York St. Energy Research & Dev. Au. Pollution Ctrl. Ref. Rev. (New York Elec. & Gas Corp. Proj.), Ser. 1994-B, 2.00%, due 2/1/29 Putable 5/1/20	489	µß
1,500	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,798
1,300	New York St. G.O. (Prerefunded), Subser. 2008 E-1, 6.25%, due 10/15/28	1,531
700	New York St. G.O. (Unrefunded), Subser. 2008 E-1, 6.25%, due 10/15/28	816
905	New York St. G.O., Ser. 2013-G, 5.00%, due 8/1/21	1,072
500	New York St. Thruway Au. Ref. Rev., Ser. 2014, 3.50%, due 1/1/32	496
500	Niagara Falls City Sch. Dist. Ref. Cert. Participation (High Sch. Fac.), Ser. 2015, (AGM Insured), 4.00%, due 6/15/26	535	Ø
465	Niagara Falls City Sch. Dist. Ref. G.O., Ser. 2014, (BAM Insured), 3.13%, due 9/15/26	476
760	Niagara Falls City Sch. Dist. Ref. G.O., Ser. 2014, (BAM Insured), 3.25%, due 9/15/27	775
735	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/23	786	ß
695	Orange Co. Funding Corp. Rev. (Mount St. Mary College), Ser. 2012-B, 4.00%, due 7/1/24	736	ß
500	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/21	527
1,000	Rockland Co. G.O., Ser. 2014-A, (AGM Insured), 5.00%, due 3/1/16	1,035
500	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	550
1,500	Sales Tax Asset Receivable Corp. Ref. Rev. (Fiscal 2015), Ser. 2014-A, 4.00%, due 10/15/23	1,728
500	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/21	600

See Notes to Schedule of Investments

Schedule of Investments New York Municipal Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$670	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/23	$818
1,000	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/26	1,151	ß
500	Suffolk Co. G.O. (Pub. Imp.), Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/19	533
680	Suffolk Co. G.O. (Pub. Imp.), Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/24	702
1,500	Triborough Bridge & Tunnel Au. Rev. Ref., Ser. 2013-A, 5.00%, due 11/15/27	1,744
1,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,182
350	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	391	ß
	Total Investments (99.3%) (Cost $62,049)	64,576	##
	Cash, receivables and other assets, less liabilities (0.7%)	457
	Total Net Assets (100.0%)	$65,033

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (23.0%)
$4,000	U.S. Treasury Notes, 0.38%, due 4/30/16 & 10/31/16	$3,998
8,770	U.S. Treasury Notes, 0.50%, due 9/30/16 – 3/31/17	8,769
1,745	U.S. Treasury Notes, 1.00%, due 12/15/17	1,753
675	U.S. Treasury Notes, 0.75%, due 4/15/18	672
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $15,179)	15,192
Mortgage-Backed Securities (27.7%)
Adjustable Mixed Balance (0.2%)
98	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.30%, due 6/19/34	95	µ
Commercial Mortgage-Backed (16.9%)
503	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	504
1,416	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	1,412
323	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	323
564	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	562
704	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	705
600	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 6.00%, due 6/15/38	617	µ
4	Credit Suisse Commercial Mortgage Trust, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	4
395	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	416
1,500	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	1,518	µ
1,135	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	1,140
366	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	372
1,109	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	1,115
123	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	124	ñ
1,061	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	1,076
82	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	82	ñ
1,203	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	1,204
		11,174
Mortgage-Backed Non-Agency (2.5%)
323	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	366	ñ
982	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,090	ñ
196	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	221	ñ
		1,677
Fannie Mae (4.8%)
650	Pass-Through Certificates, 3.50%, due 10/1/25	691
1,138	Pass-Through Certificates, 3.00%, due 9/1/27	1,193
1,149	Pass-Through Certificates, 4.50%, due 4/1/39 – 5/1/44	1,251
		3,135
Freddie Mac (3.3%)
1	ARM Certificates, 1.63%, due 1/1/17	1	µ
685	Pass-Through Certificates, 3.50%, due 5/1/26	728

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$838	Pass-Through Certificates, 3.00%, due 1/1/27	$878
531	Pass-Through Certificates, 4.50%, due 11/1/39	578
		2,185
	Total Mortgage-Backed Securities (Cost $18,500)	18,266
Corporate Debt Securities (31.6%)
Auto Manufacturers (2.9%)
540	American Honda Finance Corp., Senior Unsecured Notes, 1.00%, due 8/11/15	541	ñ
430	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 2/3/17	451
415	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	416	ñ
290	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	290	ñ
200	Volkswagen Group of America Finance LLC, Guaranteed Notes, 1.25%, due 5/23/17	201	ñ
		1,899
Banks (12.7%)
305	American Express Centurion Bank, Senior Unsecured Notes, 0.88%, due 11/13/15	306
700	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	716
965	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	964
395	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	397
555	HSBC USA, Inc., Senior Unsecured Notes, 1.50%, due 11/13/17	557
1,850	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	1,856
230	Mizuho Bank Ltd., Guaranteed Notes, 1.30%, due 4/16/17	230	ñ
755	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	761
470	Sumitomo Mitsui Banking Corp., Guaranteed Notes, 0.90%, due 1/18/16	471
1,265	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	1,267
820	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	822
		8,347
Beverages (0.5%)
80	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	80	ñ
225	Suntory Holdings Ltd., Senior Unsecured Notes, 1.65%, due 9/29/17	226	ñ
		306
Commercial Services (0.1%)
90	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	90	ñ
Computers (0.7%)
425	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	428
Diversified Financial Services (1.6%)
530	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 1/8/16	533
390	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 1.50%, due 7/12/16	394
140	Synchrony Financial, Senior Unsecured Notes, 1.88%, due 8/15/17	140
		1,067
Electric (0.4%)
260	Electricite de France SA, Senior Unsecured Notes, 1.15%, due 1/20/17	261	ñ

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Electronics (0.4%)
$285	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	$285
Food (0.7%)
240	JM Smucker Co., Guaranteed Notes, 1.75%, due 3/15/18	241	ñ
215	WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	216	ñ
		457
Healthcare - Products (1.2%)
140	Becton Dickinson & Co., Senior Unsecured Notes, 1.45%, due 5/15/17	140
95	Becton Dickinson & Co., Senior Unsecured Notes, 1.80%, due 12/15/17	96
300	Medtronic, Inc., Guaranteed Notes, 1.50%, due 3/15/18	302	ñ
220	Zimmer Holdings, Inc., Senior Unsecured Notes, 2.00%, due 4/1/18	222
		760
Holding Companies - Diversified (0.3%)
230	MUFG Americas Holdings Corp., Senior Unsecured Notes, 1.63%, due 2/9/18	230
Media (3.4%)
670	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.50%, due 3/1/16	684
695	NBCUniversal Enterprise, Inc., Guaranteed Notes, 0.81%, due 4/15/16	697	ñµ
100	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	100
145	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	145
590	Time Warner, Inc., Guaranteed Notes, 5.88%, due 11/15/16	633
		2,259
Mining (0.2%)
155	Freeport-McMoRan, Inc., Guaranteed Notes, 2.30%, due 11/14/17	156
Oil & Gas (0.6%)
200	CNOOC Finance 2013 Ltd., Guaranteed Notes, 1.13%, due 5/9/16	200
190	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	190
		390
Pharmaceuticals (2.2%)
480	Actavis Funding SCS, Guaranteed Notes, 2.35%, due 3/12/18	486
535	Bayer Corp., Guaranteed Notes, 7.13%, due 10/1/15	550	ñ
275	Bayer US Finance LLC, Guaranteed Notes, 1.50%, due 10/6/17	277	ñ
155	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	155
		1,468
Pipelines (0.8%)
215	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	215
230	Kinder Morgan, Inc., Guaranteed Notes, 2.00%, due 12/1/17	231
65	TransCanada PipeLines Ltd., Senior Unsecured Notes, 1.88%, due 1/12/18	66
		512

See Notes to Schedule of Investments

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Real Estate (0.3%)
$225	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	$227	ñ
Real Estate Investment Trusts (0.2%)
140	Ventas Realty LP, Guaranteed Notes, 1.25%, due 4/17/17	140
Telecommunications (2.4%)
680	AT&T, Inc., Senior Unsecured Notes, 1.40%, due 12/1/17	680
325	British Telecommunications PLC, Senior Unsecured Notes, 1.25%, due 2/14/17	325
560	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	572
		1,577
	Total Corporate Debt Securities (Cost $20,738)	20,859
Asset-Backed Securities (17.8%)
1,700	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	1,706
2,075	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.42%, due 5/15/20	2,075	µ
675	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.45%, due 9/16/19	675	µ
1,437	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.26%, due 12/16/19	1,432	µ
845	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	845
1,300	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.45%, due 5/15/19	1,301	µ
1,650	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	1,651
650	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	650
86	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.35%, due 11/23/22	86	µ
420	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.36%, due 4/25/23	420	µ
875	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A3, 1.12%, due 2/15/19	877
	Total Asset-Backed Securities (Cost $11,709)	11,718
NUMBER OF SHARES
Short-Term Investments (3.3%)
2,184,891	State Street Institutional Liquid Reserves Fund Premier Class (Cost $2,185)	2,185
	Total Investments (103.4%) (Cost $68,311)	68,220	##
	Liabilities, less cash, receivables and other assets [(3.4%)]	(2,251)
	Total Net Assets (100.0%)	$65,969

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (9.3%)
Air Transport (0.1%)
$249	Delta Air Lines, Term Loan, 3.25%, due 4/20/17	$248
All Telecom (0.6%)
196	Integra Telecom, First Lien Term Loan, 5.25%, due 2/22/19	197
905	Intelsat Jackson HLDG, First Lien Term Loan B-2, 3.75%, due 6/30/19	904
255	Level 3 Financing Inc., First Lien Term Loan B-2, 4.00%, due 1/15/20	255
		1,356
Automotive (0.1%)
186	Chrysler Automotive, First Lien Term Loan B, 3.50%, due 5/24/17	186
4	Navistar, Inc., First Lien Term Loan B, 5.75%, due 8/17/17	5
		191
Building & Development (0.3%)
593	Realogy Corporation, First Lien Term Loan B, 3.75%, due 3/5/20	595
Business Equipment & Services (0.6%)
135	Acosta Inc., First Lien Term Loan B, due 9/26/21	136	¢^^
209	Advantage Sales and Marketing, First Lien Term Loan, due 7/23/21	210	¢^^
209	Brickman Group Holdings Inc., First Lien Term Loan, due 12/18/20	210	¢^^
197	Ceridian Corp., First Lien Term Loan B-2, 4.50%, due 9/15/20	196	Ñ
209	Genesys, First Lien Term Loan, 4.00%, due 2/8/20	209
423	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	425
		1,386
Chemicals & Plastics (0.1%)
188	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	188
Containers & Glass Products (0.6%)
906	Berry Plastics, First Lien Term Loan D, 3.50%, due 2/8/20	906
320	SIG Combibloc Group, First Lien Term Loan B, 5.25%, due 2/3/22	323
		1,229
Discount Stores (0.2%)
325	Dollar Tree Inc., First Lien Term Loan B, 4.25%, due 3/9/22	329
Drugs (0.1%)
209	Par Pharmaceutical Companies, Inc., First Lien Term Loan B-3, 4.25%, due 9/26/19	210	Ñ
Electronics - Electrical (0.4%)
209	BMC Software, First Lien Term Loan, due 9/10/20	206	¢^^
391	Freescale Semiconductor, First Lien Term Loan B4, 4.25%, due 2/28/20	393
210	Riverbed Technology, First Lien Term Loan B, due 2/25/22	212	¢^^
		811

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Equipment Leasing (0.1%)
$235	AER/Int'l Lease Finance Corp., Term Loan B, 3.50%, due 3/6/21	$235
Financial Intermediaries (0.6%)
255	First Data Corporation, Term Loan, 3.68%, due 3/27/17	255
620	First Data Corporation, First Lien Term Loan, 3.68%, due 3/23/18	621
479	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/18/20	457
		1,333
Food & Drug Retailers (0.2%)
55	Rite Aid Corp., Term Loan, 5.75%, due 8/21/20	56
380	Rite Aid Corp., Second Lien Term Loan 1, 4.88%, due 6/21/21	381
		437
Food Products (0.1%)
209	Del Monte Foods, First Lien Term Loan, due 2/18/21	201	¢^^
Food Service (0.2%)
480	Aramark Corporation, First Lien Term Loan F, 3.25%, due 2/24/21	480
Health Care (2.3%)
270	Air Medical Group Holding, First Lien Term Loan B-1, due 4/15/22	270	¢^^
375	Multiplan, Inc., Term Loan, 3.75%, due 3/31/21	374
1,080	Tenet Healthcare Corp., Secured Bridge Loan, due 4/1/16	1,080	Ñf¢^^
3,240	Tenet Healthcare Corp., Unsecured Bridge Loan, due 4/1/16	3,240	Ñf¢^^
		4,964
Leisure Goods - Activities - Movies (0.1%)
261	Warner Music Group, First Lien Term Loan, 3.75%, due 7/1/20	260
Lodging & Casinos (1.8%)
402	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	404	Ñ
568	CityCenter, Term Loan B, 4.25%, due 10/16/20	572
997	Mohegan Tribal Gaming, Term Loan B, 5.50%, due 11/19/19	993
823	Scientific Games Corp., First Lien Term Loan B-2, 6.00%, due 10/1/21	831
940	Station Casinos, First Lien Term Loan B, 4.25%, due 3/2/20	946
206	Twin Rivers Casino, First Lien Term Loan B, due 7/10/20	206	¢^^
		3,952
Publishing (0.3%)
738	Tribune Company, First Lien Term Loan, 4.00%, due 12/27/20	741
Radio & Television (0.1%)
201	Univision Communications Inc., First Lien Term Loan C-3, 4.00%, due 3/1/20	201
Retailers (except food & drug) (0.1%)
209	Coinmach Corp., First Lien Term Loan B, 4.25%, due 11/15/19	210

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Specialty Retail (0.3%)
$645	PetSmart Inc., First Lien Term Loan B1, 5.00%, due 2/18/22	$653
	Total Bank Loan Obligations (Cost $20,175)	20,210
Corporate Debt Securities (87.5%)
Advertising (1.0%)
1,945	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	2,047	@
215	Nielsen Finance LLC/Nielsen Finance Co., Guaranteed Notes, 4.50%, due 10/1/20	219
		2,266
Aerospace & Defense (0.3%)
405	Kratos Defense & Security Solutions, Inc., Senior Secured Notes, 7.00%, due 5/15/19	361
215	TransDigm, Inc., Guaranteed Notes, 5.50%, due 10/15/20	211
		572
Air Transportation (0.1%)
159	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	175
Auto Loans (1.1%)
235	General Motors Financial Co., Inc., Guaranteed Notes, 2.75%, due 5/15/16	238
2,030	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	2,142	@
		2,380
Auto Parts & Equipment (0.7%)
200	Goodyear Tire & Rubber Co., Guaranteed Notes, 8.25%, due 8/15/20	211
540	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	571
200	Schaeffler Holding Finance BV, Senior Secured Notes, 6.25% Cash/7.00% PIK, due 11/15/19	213	ñc
535	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	539	ñ
		1,534
Beverage (0.3%)
180	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	198
445	Constellation Brands, Inc., Guaranteed Notes, 3.88%, due 11/15/19	461
		659
Building & Construction (3.0%)
2,125	D.R. Horton, Inc., Guaranteed Notes, 3.63%, due 2/15/18	2,167	@
220	D.R. Horton, Inc., Guaranteed Notes, 4.00%, due 2/15/20	223
1,215	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	1,270	@
155	Lennar Corp., Guaranteed Notes, 4.13%, due 12/1/18	158
200	Lennar Corp., Guaranteed Notes, 4.50%, due 6/15/19	206
505	Lennar Corp., Guaranteed Notes, 4.50%, due 11/15/19	520
120	Ryland Group, Inc., Guaranteed Notes, 8.40%, due 5/15/17	134
280	Standard Pacific Corp., Guaranteed Notes, 10.75%, due 9/15/16	312
800	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	919
640	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	642	ñ
		6,551

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Building Materials (0.9%)
$330	Hanson Ltd., Guaranteed Notes, 6.13%, due 8/15/16	$347
330	Lafarge SA, Senior Unsecured Notes, 6.50%, due 7/15/16	349
605	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	639
230	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	242
200	USG Corp., Guaranteed Notes, 5.88%, due 11/1/21	214	ñ
190	Vulcan Materials Co., Senior Unsecured Notes, 7.00%, due 6/15/18	216
		2,007
Cable & Satellite Television (5.8%)
400	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	416	@
365	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	381
1,245	CCO Holdings LLC, Guaranteed Notes, 7.38%, due 6/1/20	1,326
1,190	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	1,254	ñ
1,295	CSC Holdings LLC, Senior Unsecured Notes, 7.88%, due 2/15/18	1,463
1,000	DISH DBS Corp., Guaranteed Notes, 4.63%, due 7/15/17	1,030
990	DISH DBS Corp., Guaranteed Notes, 4.25%, due 4/1/18	1,008
995	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	1,030
2,325	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	2,344	ñ@
930	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	967	ñ
477	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	499	ñ
790	WideOpenWest Finance LLC/WideOpenWest Capital Corp., Guaranteed Notes, 10.25%, due 7/15/19	848
		12,566
Chemicals (1.4%)
1,475	Ashland, Inc., Senior Unsecured Notes, 3.00%, due 3/15/16	1,485
665	PQ Corp., Secured Notes, 8.75%, due 11/1/18	691	ñ
825	US Coatings Acquisition, Inc., Guaranteed Notes, 7.38%, due 5/1/21	895	ñ
		3,071
Consumer - Commercial Lease Financing (7.4%)
700	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 2.75%, due 5/15/17	697	ñ
775	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 3.75%, due 5/15/19	785	ñ
2,695	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	2,816	@
265	Ally Financial, Inc., Guaranteed Notes, 4.63%, due 6/26/15	266
745	Ally Financial, Inc., Guaranteed Notes, 2.75%, due 1/30/17	742
1,180	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	1,233
855	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	916
610	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	631	@
1,945	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	1,979	@
875	CIT Group, Inc., Senior Unsecured Notes, 3.88%, due 2/19/19	867
545	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	606
290	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	330
940	Int'l Lease Finance Corp., Senior Unsecured Notes, 3.88%, due 4/15/18	961
130	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	130
1,975	SLM Corp., Senior Unsecured Medium-Term Notes, Ser. A, 8.45%, due 6/15/18	2,204	@
800	SLM Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	813
		15,976

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Discount Stores (0.1%)
$210	Family Tree Escrow LLC, Senior Secured Notes, 5.25%, due 3/1/20	$220	ñ
Diversified Capital Goods (0.3%)
650	SPX Corp., Guaranteed Notes, 6.88%, due 9/1/17	708
Electric - Generation (1.5%)
300	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	319	ñ
390	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	408	ñ
1,250	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,384
1,000	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	1,055
		3,166
Electric - Integrated (1.9%)
775	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	807	ñ
665	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	708
2,670	RJS Power Holdings LLC, Guaranteed Notes, 5.13%, due 7/15/19	2,630	ñ@
		4,145
Electronics (0.7%)
764	Amkor Technology, Inc., Senior Unsecured Notes, 6.63%, due 6/1/21	789
210	Flextronics Int'l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	219
575	NXP BV/NXP Funding LLC, Guaranteed Notes, 3.50%, due 9/15/16	584	ñ
		1,592
Energy - Exploration & Production (8.7%)
410	Antero Resources Finance Corp., Guaranteed Notes, 6.00%, due 12/1/20	419
1,235	California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20	1,173
765	Chesapeake Energy Corp., Guaranteed Notes, 3.25%, due 3/15/16	764
1,250	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	1,330
405	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	434
215	Chesapeake Energy Corp., Guaranteed Notes, 3.53%, due 4/15/19	206	µ
130	Concho Resources, Inc., Guaranteed Notes, 7.00%, due 1/15/21	137
495	Denbury Resources, Inc., Guaranteed Notes, 6.38%, due 8/15/21	488
595	Denbury Resources, Inc., Guaranteed Notes, 5.50%, due 5/1/22	564
125	EP Energy LLC/Everest Acquisition Finance, Inc., Secured Notes, 6.88%, due 5/1/19	129
1,945	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	2,081	@
1,045	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	739
130	Halcon Resources Corp., Secured Notes, 8.63%, due 2/1/20	135	ñØ
570	Legacy Reserves L.P./Legacy Reserves Finance Corp., Guaranteed Notes, 6.63%, due 12/1/21	479
560	Linn Energy LLC, Guaranteed Notes, 6.50%, due 5/15/19	489
905	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	767
1,480	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	1,343
180	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	155
135	Oasis Petroleum, Inc., Guaranteed Notes, 7.25%, due 2/1/19	138
875	Oasis Petroleum, Inc., Guaranteed Notes, 6.50%, due 11/1/21	879
195	Range Resources Corp., Guaranteed Notes, 6.75%, due 8/1/20	203
195	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	195
2,150	SandRidge Energy, Inc., Guaranteed Notes, 8.75%, due 1/15/20	1,596
895	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	615
850	SM Energy Co., Senior Unsecured Notes, 6.63%, due 2/15/19	878

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,575	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	$1,571
905	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	928
		18,835
Environmental (0.2%)
450	ADS Waste Holdings, Inc., Guaranteed Notes, 8.25%, due 10/1/20	476
Food & Drug Retailers (0.3%)
570	Tesco PLC, Senior Unsecured Notes, 5.50%, due 11/15/17	613	ñ
Food - Wholesale (0.1%)
210	Post Holdings, Inc., Guaranteed Notes, 6.75%, due 12/1/21	212	ñ
Gaming (5.2%)
335	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	354
880	Eldorado Resorts LLC/Eldorado Capital Corp., Senior Secured Notes, 8.63%, due 6/15/19	920	ñ
2,990	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	3,095	@
1,285	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	1,402	ñ
435	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	476
215	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	222	ñ
1,470	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	1,684	@
975	MTR Gaming Group, Inc., Secured Notes, 11.50%, due 8/1/19	1,051
800	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	836	ñ
360	Pinnacle Entertainment, Inc., Guaranteed Notes, 6.38%, due 8/1/21	383
590	Scientific Games Corp., Guaranteed Notes, 8.13%, due 9/15/18	543
150	Shingle Springs Tribal Gaming Authority, Senior Unsecured Notes, 9.75%, due 9/1/21	169	ñ
225	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	242
		11,377
Gas Distribution (5.5%)
820	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	870
2,065	AmeriGas Partners L.P./AmeriGas Finance Corp., Senior Unsecured Notes, 6.25%, due 8/20/19	2,142	@
570	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.00%, due 12/15/20	584
675	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	759
1,145	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.50%, due 5/1/21	1,162
758	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 6.75%, due 11/1/20	792
830	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.50%, due 7/15/21	880
580	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.85%, due 7/15/18	628	ñ
505	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.00%, due 1/15/19	537	ñ
210	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	215
425	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	457
1,140	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 5.00%, due 1/15/18	1,183	ñ
400	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	401	ñ
665	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 6.88%, due 2/1/21	698
505	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 5.50%, due 10/15/19	534	ñ
		11,842

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Health Facilities (6.7%)
$770	Amsurg Corp., Guaranteed Notes, 5.63%, due 11/30/20	$788
450	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	467
1,525	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	1,617
530	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	563
510	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	542
855	HCA, Inc., Senior Secured Notes, 3.75%, due 3/15/19	881
110	HCA, Inc., Senior Secured Notes, 4.25%, due 10/15/19	115
730	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	832
890	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	923
195	LifePoint Hospitals, Inc., Guaranteed Notes, 6.63%, due 10/1/20	204
2,045	MPT Operating Partnership L.P., Guaranteed Notes, 6.88%, due 5/1/21	2,198	@
280	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	294
835	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	887
2,215	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	2,397	@
735	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	730	ñ
180	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	193
475	Universal Health Services, Inc., Senior Secured Notes, 3.75%, due 8/1/19	486	ñ
345	VWR Funding, Inc., Guaranteed Notes, 7.25%, due 9/15/17	361
		14,478
Health Services (1.0%)
480	IMS Health, Inc., Senior Unsecured Notes, 6.00%, due 11/1/20	499	ñ
457	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/16	475
1,125	Service Corp. Int'l, Senior Unsecured Notes, 7.00%, due 6/15/17	1,232
		2,206
Hotels (0.3%)
495	Felcor Lodging L.P., Senior Secured Notes, 6.75%, due 6/1/19	513	@
200	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 5.63%, due 10/15/21	211
		724
Investments & Misc. Financial Services (0.6%)
1,265	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, due 3/15/17	1,271
Machinery (2.1%)
2,355	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	2,593	@
70	CNH Capital LLC, Guaranteed Notes, 3.88%, due 11/1/15	70
200	CNH Capital LLC, Guaranteed Notes, 6.25%, due 11/1/16	210
1,260	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	1,317
300	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	321
		4,511
Media - Diversified (1.9%)
250	Gannett Co., Inc., Guaranteed Notes, 6.38%, due 9/1/15	253
740	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	765
710	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 7/15/20	744
2,259	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	2,338	@
		4,100

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Media Content (1.2%)
$905	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	$986
1,235	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	1,189
225	Gray Television, Inc., Guaranteed Notes, 7.50%, due 10/1/20	239
185	Sirius XM Radio, Inc., Guaranteed Notes, 5.88%, due 10/1/20	193	ñ
		2,607
Medical Products (2.8%)
1,315	Alere, Inc., Guaranteed Notes, 7.25%, due 7/1/18	1,395
70	DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.75%, due 3/15/18	73
185	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 9.88%, due 4/15/18	194
650	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.13%, due 6/15/21	660	ñØ
250	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	254	ñ
575	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.88%, due 7/15/17	630
1,625	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	1,820	ñ
195	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	202
545	Mallinckrodt Int'l Finance SA, Guaranteed Notes, 3.50%, due 4/15/18	544
260	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%, due 4/15/20	264	ñ
		6,036
Metals - Mining Excluding Steel (0.3%)
550	Alcoa, Inc., Senior Unsecured Notes, 5.72%, due 2/23/19	609
Oil Field Equipment & Services (0.4%)
855	Transocean, Inc., Guaranteed Notes, 3.00%, due 10/15/17	825	**
Packaging (1.2%)
555	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Senior Secured Notes, 3.27%, due 12/15/19	547	ñµ
485	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	532
130	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc.,	132	ñ
	Guaranteed Notes, 5.63%, due 12/15/16
530	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	537	ñ
380	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	401
350	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	366
		2,515
Personal & Household Products (0.2%)
180	Jarden Corp., Guaranteed Notes, 7.50%, due 5/1/17	198
200	Prestige Brands, Inc., Guaranteed Notes, 8.13%, due 2/1/20	215
		413
Pharmaceuticals (2.8%)
1,205	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.00%, due 7/15/19	1,256	ñ
295	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.25%, due 1/15/22	312	ñ
105	Jaguar Holding Co. I, Senior Unsecured Notes, 9.38% Cash/10.13% PIK, due 10/15/17	107	ñc
660	Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	710	ñ
520	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.38%, due 10/15/20	548	ñ

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,330	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 6.75%, due 8/15/18	$1,408	ñ
1,770	Valeant Pharmaceuticals Int'l, Inc., Guaranteed Notes, 5.38%, due 3/15/20	1,815	ñ
		6,156
Printing & Publishing (1.2%)
578	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	641
1,680	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	1,945	@
20	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	23
		2,609
Recreation & Travel (0.5%)
195	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes,	202 5.25%, due 3/15/21
560	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	578	ñ
360	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	382
		1,162
Software - Services (2.5%)
1,880	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,954	ñ@
1,082	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	1,093	ñ
700	Sophia Holding Finance L.P./Sophia Holding Finance, Inc., Guaranteed Notes, 9.63% Cash/10.38% PIK, due 12/1/18	711	ñc
510	Sophia, L.P./Sophia Finance, Inc., Guaranteed Notes, 9.75%, due 1/15/19	548	ñ
153	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	159
405	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	428
516	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	485
		5,378
Specialty Retail (2.2%)
745	Dufry Finance SCA, Guaranteed Notes, 5.50%, due 10/15/20	777	ñ
205	Hanesbrands, Inc., Guaranteed Notes, 6.38%, due 12/15/20	217
695	Limited Brands, Inc., Senior Unsecured Notes, 6.90%, due 7/15/17	766
675	Michaels Stores, Inc., Guaranteed Notes, 5.88%, due 12/15/20	700	ñ
675	Party City Holdings, Inc., Guaranteed Notes, 8.88%, due 8/1/20	730
445	Petco Holdings, Inc., Senior Unsecured Notes, 8.50% Cash/9.25% PIK, due 10/15/17	458	ñc
955	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 6.88%, due 11/15/19	1,010
		4,658
Steel Producers - Products (1.5%)
1,235	ArcelorMittal, Senior Unsecured Notes, 5.25%, due 2/25/17	1,285	**@
850	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	907
1,050	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, due 8/15/19	1,121
		3,313
Support - Services (2.9%)
1,350	Abengoa Finance SAU, Guaranteed Notes, 8.88%, due 11/1/17	1,408	ñ
560	ADT Corp., Senior Unsecured Notes, 2.25%, due 7/15/17	557
395	Anna Merger Sub, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	404	ñ

See Notes to Schedule of Investments

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	VALUE†
(000's omitted)	(000's omitted)[z]
$1,145	APX Group, Inc., Senior Secured Notes, 6.38%, due 12/1/19	$1,142
450	Aramark Services, Inc., Guaranteed Notes, 5.75%, due 3/15/20	470
1,315	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Guaranteed Notes, 3.01%, due 12/1/17	1,318	µ
370	Hertz Corp., Guaranteed Notes, 7.50%, due 10/15/18	384
530	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	562
135	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	146
		6,391
Tech Hardware & Equipment (0.2%)
465	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	465	ñ
Telecom - Satellite (1.2%)
1,325	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	1,454
1,160	Telesat Canada/Telesat LLC, Guaranteed Notes, 6.00%, due 5/15/17	1,181	ñ
		2,635
Telecom - Wireless (3.3%)
645	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	676
860	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	888	@
1,600	Sprint Nextel Corp., Senior Unsecured Notes, 8.38%, due 8/15/17	1,748
1,295	T-Mobile USA, Inc., Guaranteed Notes, 6.46%, due 4/28/19	1,337
1,550	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	1,635
955	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	955	ñ
		7,239
Telecom - Wireline Integrated & Services (3.2%)
620	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	653
460	Frontier Communications Corp., Senior Unsecured Notes, 8.25%, due 4/15/17	508
475	Frontier Communications Corp., Senior Unsecured Notes, 8.13%, due 10/1/18	535
1,060	Frontier Communications Corp., Senior Unsecured Notes, 7.13%, due 3/15/19	1,156
1,060	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	1,114
475	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	515
650	Telecom Italia Capital SA, Guaranteed Notes, 7.18%, due 6/18/19	748
1,550	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	1,671	@
		6,900
Theaters & Entertainment (0.8%)
1,530	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	1,635	ñ
	Total Corporate Debt Securities (Cost $191,977)	189,779
NUMBER OF SHARES
Short-Term Investments (4.2%)
9,043,921	State Street Institutional Liquid Reserves Fund Premier Class (Cost $9,044)	9,044
	Total Investments (101.0%) (Cost $221,196)	219,033	##
	Liabilities, less cash, receivables and other assets [(1.0%)]	(2,074)
	Total Net Assets (100.0%)	$216,959
See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Bank Loan Obligationsµ (8.1%)
Aerospace & Defense (0.1%)
$509	B/E Aerospace, Inc., First Lien Term Loan B, 4.00%, due 11/20/21	$514	Ñ
103	Science Applications International Corp., First Lien Term Loan B-1, due 4/21/22	103	¢^^
271	Silver II/Hamilton Sundstrand Corporation, First Lien Term Loan, 4.00%, due 12/13/19	264
497	Transdigm Inc., First Lien Term Loan C, 3.75%, due 2/28/20	499
302	Transdigm Inc., First Lien Term Loan D, 3.75%, due 6/4/21	303	¢^^
		1,683
Air Transport (0.1%)
728	American Airlines Inc., Term Loan B, 3.75%, due 6/27/19	730
730	American Airlines Inc., First Lien Term Loan B-1, 3.75%, due 10/10/21	732	Ñ
343	Delta Air Lines, Term Loan, 3.25%, due 4/20/17	343
427	United Air Lines, Inc., Term Loan B-1, 3.75%, due 9/15/21	430
		2,235
All Telecom (0.4%)
1,297	Block Communications, Term Loan B, 4.25%, due 11/7/21	1,305
746	Consolidated Communications Inc., First Lien Term Loan, 4.25%, due 12/23/20	751
958	Integra Telecom, First Lien Term Loan, 5.25%, due 2/22/19	961
1,120	Intelsat Jackson HLDG, First Lien Term Loan B-2, 3.75%, due 6/30/19	1,119
810	Level 3 Financing Inc., First Lien Term Loan B-3, 4.00%, due 8/1/19	812
925	Level 3 Financing Inc., First Lien Term Loan B-2, 4.00%, due 1/15/20	927
575	Level 3 Financing Inc., First Lien Term Loan B, 4.50%, due 1/31/22	575
1,165	Syniverse Technologies, First Lien Term Loan B, 4.00%, due 4/23/19	1,121
418	Zayo Group, First Lien Term Loan B, 4.00%, due 7/2/19	418
		7,989
Automotive (0.2%)
209	ABRA Auto, First Lien Term Loan, 4.75%, due 9/17/21	210
280	ABRA Auto, Second Lien Term Loan, 8.25%, due 9/19/22	281	Ñ
368	Allison Transmission, Term Loan B-3, 3.50%, due 8/23/19	370
1,069	Chrysler Automotive, First Lien Term Loan B, 3.25%, due 12/31/18	1,070
789	Cooper Standard Automotive Inc., Term Loan, 4.00%, due 4/4/21	793
152	Metaldyne Corporation, First Lien Term Loan B, 4.25%, due 10/20/21	152
325	Navistar, Inc., First Lien Term Loan B, 5.75%, due 8/17/17	327
964	TI Group Automotive, First Lien Term Loan B, 4.25%, due 7/2/21	964
		4,167
Building & Development (0.2%)
329	American Builders & Co., Inc., First Lien Term Loan B, 3.50%, due 4/16/20	329
162	Capital Automotive LP, First Lien Term Loan B-1, 4.00%, due 4/10/19	163
940	Capital Automotive LP, Second Lien Term Loan, 6.00%, due 4/30/20	959	Ñ
457	DTZ, First Lien Term Loan, 5.50%, due 11/4/21	461
230	DTZ, Second Lien Term Loan, 9.25%, due 11/4/22	232
358	Gates Global LLC, First Lien Term Loan, 4.25%, due 7/6/21	358
843	Jeld-Wen, Inc., First Lien Term Loan B, 5.25%, due 10/15/21	852
239	Mueller Water Products Inc., First Lien Term Loan B, 4.00%, due 11/25/21	241	Ñ
510	Ply Gem Industries, Inc., First Lien Term Loan, 4.00%, due 2/1/21	510
711	Realogy Corporation, First Lien Term Loan B, 3.75%, due 3/5/20	713
		4,818

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Business Equipment & Services (0.9%)
$1,729	Acosta Inc., First Lien Term Loan B, 5.00%, due 9/26/21	$1,747	¢^^
818	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	820
395	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	397
886	Brand Services, Inc., First Lien Term Loan, 4.75%, due 11/26/20	877
1,025	Brickman Group Holdings Inc., First Lien Term Loan, 4.00%, due 12/18/20	1,026	¢^^
392	Brickman Group Holdings Inc., Second Lien Term Loan, 7.50%, due 12/18/21	395
350	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	327
926	CCC Information Services Inc., First Lien Term Loan B, 4.00%, due 12/20/19	928	¢^^
784	Ceridian Corp., First Lien Term Loan B-2, 4.50%, due 9/15/20	780	Ñ
496	CPA Global, First Lien Term Loan, 4.50%, due 11/22/20	498
149	Emdeon Business Services, First Lien Term Loan B-2, 3.75%, due 11/2/18	149
90	Emdeon Business Services, First Lien Term Loan B-3, 3.75%, due 11/2/18	90
175	FleetCor Technologies, First Lien Term Loan B, 3.75%, due 9/30/21	175	Ñ
101	Garda World Security, First Lien Term Loan B, 4.00%, due 11/6/20	101
395	Garda World Security, Term Loan B, 4.00%, due 11/6/20	394
249	Genesys, First Lien Term Loan, 4.00%, due 2/8/20	249
994	Genesys, First Lien Term Loan 2, 4.50%, due 11/13/20	996
428	IMS Health Incorporated, First Lien Term Loan B, 3.50%, due 3/17/21	428
984	KAR Auction Services, Inc., First Lien Term Loan B-2, 3.50%, due 3/11/21	984
976	Kronos, First Lien Term Loan, 4.50%, due 10/30/19	981
382	Kronos, Second Lien Term Loan, 9.75%, due 4/30/20	395	Ñ
1,029	Mitchell International, Inc., Term Loan, 4.50%, due 10/13/20	1,032
390	Mitchell International, Inc., Second Lien Term Loan, 8.50%, due 10/11/21	389
224	Monitronics International, Inc., Term Loan B, 4.25%, due 3/23/18	224
423	Monitronics International, Inc., Term Loan B-1, 4.50%, due 4/8/22	424
725	Presidio, First Lien Term Loan B, 6.25%, due 1/22/22	730
566	Quintiles Transnational, First Lien Term Loan B-3, 3.75%, due 6/8/18	566
1,424	Servicemaster Company, First Lien Term Loan B, 4.25%, due 7/1/21	1,428
1,211	SunGard Data Systems, First Lien Term Loan E, 4.00%, due 3/8/20	1,219
962	SymphonyIRI Group, Inc., First Lien Term Loan B, 4.75%, due 9/30/20	968
475	TRANS UNION LLC, First Lien Term Loan, 4.00%, due 3/17/21	477
		20,194
Cable & Satellite Television (0.2%)
176	Casema Holdings BV, Term Loan B1, 3.50%, due 1/15/22	176
106	Casema Holdings BV, Term Loan B2, 3.50%, due 1/15/22	106
174	Casema Holdings BV, Term Loan B3, 3.50%, due 1/15/22	174
498	Mediacom Broadband LLC, First Lien Term Loan G, 4.00%, due 1/20/20	498	Ñ
1,358	Numericable (YPSO), First Lien Term Loan B-1, 4.50%, due 5/21/20	1,363
1,175	Numericable (YPSO), First Lien Term Loan B-2, 4.50%, due 5/21/20	1,180
342	Virgin Media, First Lien Term Loan B, 3.50%, due 6/7/20	342
846	Wide Open West, First Lien Term Loan B, 4.75%, due 4/1/19	850
		4,689
Chemicals & Plastics (0.3%)
747	Dupont Performance Coatings, First Lien Term Loan B, 3.75%, due 2/1/20	748	¢^^
184	Georgia Gulf Corporation, Term Loan, 3.43%, due 2/28/22	186
499	Huntsman International LLC, First Lien Term Loan, 3.75%, due 10/1/21	500
555	Ineos Finance PLC, First Lien Term Loan B, 3.75%, due 5/4/18	556	¢^^
585	Ineos Finance PLC, First Lien Term Loan B-1, 4.25%, due 3/11/22	588
1,251	MacDermid Inc., First Lien Term Loan, 4.50%, due 6/7/20	1,262
1,272	PQ Corporation, First Lien Term Loan, 4.00%, due 8/7/17	1,273
612	Solenis, First Lien Term Loan, 4.25%, due 7/31/21	614
		5,727

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Containers & Glass Products (0.3%)
$814	Ardagh Packaging, First Lien Term Loan B-2, 4.00%, due 12/17/19	$817
687	Berlin Packaging, First Lien Term Loan, 4.50%, due 10/1/21	691
425	Berlin Packaging, Second Lien Term Loan, 7.75%, due 9/30/22	429
316	Berry Plastics, First Lien Term Loan D, 3.50%, due 2/8/20	316
617	Berry Plastics, First Lien Term Loan E, 3.75%, due 1/6/21	619	¢^^
1,630	BWAY Corporation, First Lien Term Loan B, 5.50%, due 8/14/20	1,646	¢^^
390	Constantia Flexibles Group, First Lien Term Loan B, due 2/19/22	391	¢^^
448	Kloeckner Pentaplast, First Lien Term Loan 1, due 4/8/20	449	Ñ¢^^
102	Kloeckner Pentaplast, First Lien Term Loan 1, due 4/22/20	103	Ñ¢^^
1,147	Reynolds Group, First Lien Term Loan, 4.50%, due 12/31/18	1,157
850	SIG Combibloc Group, First Lien Term Loan B, 5.25%, due 2/3/22	859
275	Tekni-Plex Inc., First Lien Term Loan 1, due 4/15/22	276	¢^^
54	Tekni-Plex Inc., Second Lien Term Loan 2, due 4/15/23	54	Ñ¢^^
		7,807
Cosmetics - Toiletries (0.0%)
70	Prestige Brands, Inc., First Lien Term Loan B-1, 4.13%, due 1/31/19	71
294	Prestige Brands, Inc., First Lien Term Loan B-2, 4.50%, due 9/3/21	294
		365
Discount Stores (0.1%)
1,304	Dollar Tree Inc., First Lien Term Loan B, 4.25%, due 3/9/22	1,321
Drugs (0.2%)
486	Capsugel Inc., First Lien Term Loan B, 3.50%, due 8/1/18	486
299	Par Pharmaceutical Companies, Inc., First Lien Term Loan B-3, 4.25%, due 9/26/19	300	Ñ
1,381	Par Pharmaceutical Companies, Inc., First Lien Term Loan B-2, 4.00%, due 9/30/19	1,383
498	Pharmaceutical Technologies & Services, First Lien Term Loan, 4.25%, due 5/20/21	502
350	Valeant Pharmaceuticals, First Lien Term Loan D-2, 3.50%, due 2/13/19	351
2,640	Valeant Pharmaceuticals, First Lien Term Loan F1, 4.00%, due 4/1/22	2,657
7	VWR International, Inc., Term Loan, 3.43%, due 4/3/17	7
		5,686
Ecological Services & Equipment (0.1%)
783	ADS Waste Holdings, Inc., First Lien Term Loan B-2, 3.75%, due 10/9/19	780
492	Waste Industries USA Inc., First Lien Term Loan B-1, 4.25%, due 2/19/20	496	¢^^
		1,276
Electronics - Electrical (0.6%)
866	Avago Technologies, First Lien Term Loan B, 3.75%, due 5/6/21	869	¢^^
1,395	BMC Software, First Lien Term Loan, 5.00%, due 9/10/20	1,371
368	CST, First Lien Term Loan B, 4.50%, due 9/30/21	372	Ñ
1,277	Datatel-Sophia LP, First Lien Term Loan B-1, 4.00%, due 7/19/18	1,280
1,015	Dell, Term Loan B, 4.50%, due 4/29/20	1,019
443	Epicor Software Corp., First Lien Term Loan B-2, 4.00%, due 5/16/18	445
1,214	Freescale Semiconductor, First Lien Term Loan B4, 4.25%, due 2/28/20	1,219
344	Go Daddy, First Lien Term Loan, 4.50%, due 5/13/21	346
741	Infor Global Solutions Ltd., First Lien Term Loan B5, 3.75%, due 6/3/20	739
616	Riverbed Technology, First Lien Term Loan B, due 2/25/22	623	¢^^
395	Ship Luxco 3 S.a.r.l, First Lien Term Loan C, 4.75%, due 4/25/19	397
285	Ship Luxco 3 S.a.r.l, Term Loan B2A-11, 5.25%, due 11/29/19	287

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,032	SkillSoft, First Lien Term Loan, 5.75%, due 4/28/21	$1,028
525	SkillSoft, Second Lien Term Loan, 9.25%, due 4/28/22	503
446	Vantiv, First Lien Term Loan B, 3.75%, due 6/13/21	448
1,231	Zebra Technologies, Term Loan, 4.75%, due 10/27/21	1,245
		12,191
Financial Intermediaries (0.4%)
795	CITCO, First Lien Term Loan B, 4.25%, due 6/29/18	799
320	First Data Corporation, First Lien Term Loan, 3.68%, due 3/23/18	321
1,530	First Data Corporation, First Lien Term Loan B, 3.68%, due 9/24/18	1,532
725	First Data Corporation, First Lien Term Loan, 4.18%, due 3/24/21	730
489	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 3.75%, due 1/4/21	488	Ñ
501	Guggenheim Partners, First Lien Term Loan, 4.25%, due 7/22/20	505
822	Mondrian Investment, First Lien Term Loan B-1, 4.00%, due 3/9/20	827
1,120	Ocwen Financial, First Lien Term Loan, 5.00%, due 2/15/18	1,108
204	Royalty Pharma, First Lien Term Loan B4, 3.50%, due 11/9/20	205
578	SAM Finance, First Lien Term Loan, 4.25%, due 12/17/20	580
1,451	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/18/20	1,384
		8,479
Food & Drug Retailers (0.1%)
1,120	Rite Aid Corp., Second Lien Term Loan 1, 4.88%, due 6/21/21	1,123
Food Products (0.1%)
84	DE Master Blenders 1753 NV, First Lien Term Loan B-2, 3.50%, due 7/31/21	85
1,208	Del Monte Foods, First Lien Term Loan, 4.25%, due 2/18/21	1,160	¢^^
395	Del Monte Foods, Second Lien Term Loan, 8.25%, due 8/18/21	356	Ñ
434	Pinnacle Foods Finance LLC, First Lien Term Loan G, 3.00%, due 4/29/20	433
497	Post Holdings, First Lien Term Loan, 3.75%, due 6/2/21	499
		2,533
Food Service (0.1%)
431	Aramark Corporation, First Lien Term Loan F, 3.25%, due 2/24/21	431
1,675	Burger King Corporation, First Lien Term Loan B, 4.50%, due 12/12/21	1,693
423	US Foodservice Inc., First Lien Term Loan B, 4.50%, due 3/31/19	424
		2,548
Health Care (0.6%)
560	Air Medical Group Holding, First Lien Term Loan B-1, due 4/15/22	559	¢^^
498	AmSurg Corp., First Lien Term Loan, 3.75%, due 7/16/21	499
1,881	CHS/Community Health, First Lien Term Loan D, 4.25%, due 1/27/21	1,892	¢^^
656	dj Orthopedics LLC, Term Loan B, 4.25%, due 9/15/17	656
533	EMS-Emergency Medical Services, First Lien Term Loan B, 4.00%, due 5/25/18	535
1,023	IASIS Healthcare Corporation, First Lien Term Loan B-2, 4.50%, due 5/3/18	1,026
968	Immucor, First Lien Term Loan B-2, 5.00%, due 8/19/18	971
1,287	Inc Research, First Lien Term Loan B, 4.50%, due 10/30/21	1,286
541	Kindred Healthcare, First Lien Term Loan, 4.25%, due 4/9/21	545
497	Knowledge Learning Corporation, First Lien Term Loan, 5.25%, due 3/18/21	501
882	Multiplan, Inc., Term Loan, 3.75%, due 3/31/21	882
1,314	Pharmaceutical Product Development, Inc., First Lien Term Loan, 4.00%, due 12/5/18	1,319
257	Sage Products Holdings III, LLC, First Lien Term Loan, 5.00%, due 12/13/19	260
101	Select Medical, First Lien Term Loan B, 3.75%, due 6/1/18	101
1,163	United Surgical Partners International, Inc., First Lien Term Loan B-1, 4.75%, due 4/3/19	1,163	Ñ
		12,195

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Home Furnishings (0.1%)
$1,250	AOT Bedding Super Holdings, LLC, First Lien Term Loan, 4.25%, due 10/1/19	$1,258
219	Mattress Holdings Corp., First Lien Term Loan B, 5.00%, due 10/20/21	221
		1,479
Industrial Equipment (0.4%)
163	AECOM Technology Corp., First Lien Term Loan B, 3.75%, due 10/15/21	164
931	Crosby Worldwide, First Lien Term Loan, 3.75%, due 11/23/20	863
400	Crosby Worldwide, Second Lien Term Loan, 7.00%, due 11/22/21	352	Ñ
636	Doosan Infracore, First Lien Term Loan B, 4.50%, due 5/28/21	642
958	Filtration Group, First Lien Term Loan, 4.25%, due 11/20/20	963
485	Filtration Group, Second Lien Term Loan, 8.25%, due 11/22/21	487	Ñ
267	Gardner Denver, First Lien Term Loan, 4.25%, due 7/30/20	261
905	Husky Injection Molding, First Lien Term Loan, 4.25%, due 6/30/21	911
395	Husky Injection Molding, Second Lien Term Loan, 7.25%, due 6/30/22	390	Ñ
264	Mauser, First Lien Term Loan B, 4.50%, due 7/31/21	264
425	Mauser, Second Lien Term Loan, 8.25%, due 7/31/22	418	Ñ
415	Milacron LLC, First Lien Term Loan B-1, due 9/28/20	417	¢^^
617	Minimax Viking, First Lien Term Loan B-1, 4.25%, due 8/14/20	621
928	Rexnord Corp., First Lien Term Loan B, 4.00%, due 8/21/20	931
146	Signode Industrial, First Lien Term Loan B, 3.75%, due 5/1/21	145
497	VAT Holding, First Lien Term Loan, 4.75%, due 2/11/21	501
		8,330
Insurance (0.1%)
832	Sedgwick Holdings Inc., First Lien Term Loan, 3.75%, due 3/1/21	826
215	Sedgwick Holdings Inc., Second Lien Term Loan, 6.75%, due 2/28/22	212
450	Sedgwick Holdings Inc., Second Lien Term Loan, 6.75%, due 2/28/22	444
		1,482
Leisure Goods - Activities - Movies (0.2%)
740	Bombardier Recreational Products Inc., First Lien Term Loan B, 4.00%, due 1/30/19	743
851	Bright Horizons, First Lien Term Loan B, 4.00%, due 1/30/20	854
1,568	Emerald Expositions Holdings, First Lien Term Loan B, 4.75%, due 6/17/20	1,578	¢^^
966	Formula One, First Lien Term Loan, 4.75%, due 7/30/21	967
170	NCL CORP., Term Loan B, 4.00%, due 11/19/21	171
500	SRAM, First Lien Term Loan, 4.02%, due 4/10/20	499
757	Warner Music Group, First Lien Term Loan, 3.75%, due 7/1/20	752
		5,564
Lodging & Casinos (0.7%)
918	Aristocrat Leisure, First Lien Term Loan, 4.75%, due 10/20/21	926
856	Boyd Gaming Corporation, Term Loan B, 4.00%, due 8/14/20	861
680	Centaur Acquisition, LLC, Second Lien Term Loan, 8.75%, due 2/20/20	684	Ñ
1,650	CityCenter, Term Loan B, 4.25%, due 10/16/20	1,661	¢^^
758	Extended Stay, First Lien Term Loan, 5.00%, due 6/24/19	765
503	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	506	Ñ
1,144	Hilton Worldwide, First Lien Term Loan, 3.50%, due 10/26/20	1,147
428	MGM Resorts, First Lien Term Loan B, 3.50%, due 12/19/19	428
1,827	Mohegan Tribal Gaming, Term Loan B, 5.50%, due 11/19/19	1,818
870	Peninsula Gaming, First Lien Term Loan B, 4.25%, due 11/20/17	874
182	Pinnacle Entertainment, First Lien Term Loan B-2, 3.75%, due 8/13/20	183
1,434	Scientific Games Corp., Term Loan, 6.00%, due 10/18/20	1,447	¢^^

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,392	Scientific Games Corp., First Lien Term Loan B-2, 6.00%, due 10/1/21	$1,405
782	SHINGLE SPRINGS, Term Loan, 6.25%, due 8/29/19	784	Ñ
1,534	Station Casinos, First Lien Term Loan B, 4.25%, due 3/2/20	1,543
1,143	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	1,142
		16,174
Nonferrous Metals - Minerals (0.1%)
793	Alpha Natural Resources, First Lien Term Loan B, 3.50%, due 5/22/20	538
310	Arch Coal, First Lien Term Loan, 6.25%, due 5/16/18	230
697	Peabody Energy Corp., First Lien Term Loan B, 4.25%, due 9/24/20	628
		1,396
Oil & Gas (0.1%)
734	Energy Transfer Equity, First Lien Term Loan 1, 4.00%, due 12/2/19	736
350	Everest Acquisition LLC, Second Lien Term Loan B-2, 4.50%, due 4/30/19	350
498	Fieldwood Energy, First Lien Term Loan, 3.88%, due 10/1/18	481
92	Fieldwood Energy, Second Lien Term Loan, 8.38%, due 9/30/20	71
704	NFR Energy, Second Lien Term Loan, 7.50%, due 12/31/18	265	‡
385	Samson Investment Company, Second Lien Term Loan, 5.00%, due 9/25/18	183
205	Targa Resources Inc., First Lien Term Loan B, 5.75%, due 2/27/22	208
		2,294
Publishing (0.2%)
613	EMI Publishing, First Lien Term Loan B-2, 3.75%, due 6/29/18	614
856	Interactive Data Corporation, First Lien Term Loan, 4.75%, due 5/2/21	861	¢^^
1,393	Springer Science+Business Media S.A., First Lien Term Loan B-3, 4.75%, due 8/14/20	1,399
1,470	Tribune Company, First Lien Term Loan, 4.00%, due 12/27/20	1,476
		4,350
Radio & Television (0.3%)
1,522	Cumulus Media, First Lien Term Loan B, 4.25%, due 12/23/20	1,503
259	Gray Television Inc., First Lien Term Loan B, 3.75%, due 6/13/21	259
1,549	iHeartCommunications Inc., First Lien Term Loan D, 6.93%, due 1/30/19	1,481
769	Media General, First Lien Term Loan B, 4.25%, due 7/31/20	774
156	Sinclair Broadcasting, First Lien Term Loan B-1, due 7/30/21	156	¢^^
666	Univision Communications Inc., First Lien Term Loan C-3, 4.00%, due 3/1/20	667
1,341	Univision Communications Inc., First Lien Term Loan C4, 4.00%, due 3/1/20	1,342
		6,182
Retailers (except food & drug) (0.4%)
1,515	99¢ Only Stores, First Lien Term Loan B-2, 4.50%, due 1/11/19	1,513	¢^^
1,042	Amscan Holdings, Inc., Term Loan, 4.00%, due 7/27/19	1,044	¢^^
414	Burlington Coat, First Lien Term Loan B, 4.25%, due 8/13/21	415
174	CDW Corp., First Lien Term Loan, 3.25%, due 4/29/20	174
1,087	Coinmach Corp., First Lien Term Loan B, 4.25%, due 11/15/19	1,088
203	David's Bridal, First Lien Term Loan B, 5.25%, due 10/11/19	194
510	Hudson's Bay Company, First Lien Term Loan, 4.75%, due 11/4/20	512
275	J Crew Group, Inc., First Lien Term Loan B, 4.00%, due 3/5/21	258
997	Michaels Stores Inc., First Lien Term Loan B, 3.75%, due 1/28/20	1,000
549	Neiman Marcus Group Inc., First Lien Term Loan B, 4.25%, due 10/25/20	550
513	PETCO Animal Supply Inc., First Lien Term Loan, 4.00%, due 11/24/17	515

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$149	Pilot Travel Centers, First Lien Term Loan B, 4.25%, due 10/1/21	$150
280	Sears Holding Corp., First Lien Term Loan, 5.50%, due 6/30/18	277
310	Staples Inc., Term Loan B1, due 4/24/21	311	¢^^
		8,001
Specialty Retail (0.1%)
1,905	PetSmart Inc., First Lien Term Loan B1, 5.00%, due 2/18/22	1,928	¢^^
Steel (0.1%)
1,421	FMG Resources, First Lien Term Loan, 3.75%, due 6/30/19	1,281
497	McJunkin Red Man Corporation, First Lien Term Loan, 5.00%, due 11/8/19	491
560	TMS International, First Lien Term Loan B, 4.50%, due 10/16/20	559	Ñ
		2,331
Surface Transport (0.0%)
497	Hertz Corporation, First Lien Term Loan B-1, 4.00%, due 3/11/18	499
Theaters & Entertainment (0.0%)
305	Regal Cinemas Corporation, First Lien Term Loan B-1, 3.75%, due 4/1/22	306
Utilities (0.3%)
348	Calpine Corp., First Lien Term Loan B-1, 4.00%, due 4/2/18	349
1,089	Calpine Corp., First Lien Term Loan B-3, 4.00%, due 10/9/19	1,094
968	Dynegy Holdings Inc., First Lien Term Loan B-2, 4.00%, due 4/23/20	973
1,486	Essential Power, First Lien Term Loan, 4.75%, due 8/8/19	1,493
1,129	La Frontera Generation, First Lien Term Loan B, 4.50%, due 9/30/20	1,132
843	TPF II, First Lien Term Loan B, 5.50%, due 10/2/21	857
730	TXU Energy, First Lien Term Loan, 4.25%, due 6/19/16	734
		6,632
	Total Bank Loan Obligations (Cost $174,541)	173,974
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (4.6%)
2,230	U.S. Treasury Bonds, 5.50%, due 8/15/28	3,056	@
1,685	U.S. Treasury Bonds, 4.50%, due 2/15/36	2,230
26,238	U.S. Treasury Inflation Indexed Bonds, 2.00%, due 1/15/26	31,172	@
14,978	U.S. Treasury Inflation Indexed Bonds, 1.75%, due 1/15/28	17,568	@
17,809	U.S. Treasury Inflation Indexed Bonds, 3.88%, due 4/15/29	26,166	@
3,040	U.S. Treasury Notes, 2.13%, due 12/31/21	3,109
13,510	U.S. Treasury Notes, 2.75%, due 2/15/24	14,358	@
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $96,692)	97,659
U.S. Government Agency Securities (1.5%)
12,740	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	17,351	@
14,433	Residual Funding Corp., Principal Strip Bonds, 0.00%, due 4/15/30	9,369
2,395	Tennessee Valley Authority, Senior Unsecured Notes, 5.25%, due 9/15/39	3,058
2,030	Tennessee Valley Authority, Senior Unsecured Notes, 4.63%, due 9/15/60	2,305
	Total U.S. Government Agency Securities (Cost $32,433)	32,083

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Mortgage-Backed Securities (36.3%)
Collateralized Mortgage Obligations (0.2%)
$1,014	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.40%, due 7/20/36	$944	µ
440	Citigroup Mortgage Loan Trust, Ser. 2006-AR9, Class 1A3, 0.42%, due 11/25/36	389	µ
947	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, 0.34%, due 10/25/36	765	µ
1,620	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A8, Class A3A3, 0.55%, due 8/25/36	1,395	µ
		3,493
Commercial Mortgage-Backed (6.5%)
3,780	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	3,882
3,415	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	3,527
1,746	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	1,851
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	593
15,877	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.44%, due 9/10/46	1,000	µ
33,057	Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Class XA, 1.60%, due 2/10/48	3,469	µ
100	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	105
40,712	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.36%, due 5/10/47	2,967	µ
3,216	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.24%, due 12/10/49	3,423	µ
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.50%, due 1/10/46	896	ñµ
34,000	Commercial Mortgage Trust, Ser. 2013-CR6, Class XB, 0.77%, due 3/10/46	1,455	µ
27,624	Commercial Mortgage Trust, Ser. 2013-CR12, Class XA, 1.58%, due 10/10/46	2,245	µ
45,346	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.43%, due 4/10/47	3,289	µ
25,161	Commercial Mortgage Trust, Ser. 2014-UBS3, Class XA, 1.51%, due 6/10/47	2,097	µ
1,470	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.89%, due 6/15/39	1,572	µ
2,087	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 6.15%, due 9/15/39	2,230	µ
1,358	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	1,419
6,505	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	6,833
5,543	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	5,924
3,716	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.96%, due 5/15/46	3,989	µ
2,598	CW Capital Cobalt Ltd., Ser. 2006-C1, Class A4, 5.22%, due 8/15/48	2,718
7,300	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	7,847
4,580	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	4,822
14,226	GS Mortgage Securities Trust, Ser. 2012-GC6, Class XA, 2.30%, due 1/10/45	1,445	ñµ
6,905	GS Mortgage Securities Trust, Ser. 2007-GG10, Class A4, 5.99%, due 8/10/45	7,433	µ
953	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB17, Class A4, 5.43%, due 12/12/43	999
6,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.89%, due 2/12/49	6,432	µ
1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.96%, due 6/15/49	1,066	µ
1,608	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,731
5,195	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	5,557
4,850	LB-UBS Commercial Mortgage Trust, Ser. 2007-C1, Class A4, 5.42%, due 2/15/40	5,134
1,017	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	1,072
5,129	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.81%, due 6/12/50	5,512	µ
32,681	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C15, Class XA, 1.37%, due 4/15/47	2,360	µ

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$42,875	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C18, Class XA,	$2,304	µ
	1.15%, due 10/15/47
21,334	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.99%, due 12/10/45	2,092	ñµ
25,309	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Class XA, 2.28%, due 8/10/49	2,674	ñµ
3,750	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C30, Class A5, 5.34%, due 12/15/43	3,967
7,885	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.90%, due 6/15/49	8,414	µ
32,035	WF-RBS Commercial Mortgage Trust, Ser. 2013-C11, Class XA, 1.63%, due 3/15/45	2,215	ñµ
12,365	WF-RBS Commercial Mortgage Trust, Ser. 2012-C9, Class XA, 2.36%, due 11/15/45	1,317	ñµ
102,868	WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Class XB, 0.29%, due 6/15/46	1,536	µ
45,050	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class XA, 1.35%, due 8/15/47	3,465	µ
63,479	WF-RBS Commercial Mortgage Trust, Ser. 2014-C25, Class XA, 1.10%, due 11/15/47	4,195	µ
		139,073
Fannie Mae (20.0%)
17	Pass-Through Certificates, 5.00%, due 6/1/40 & 7/1/40	19
695	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	786
194	Pass-Through Certificates, 6.00%, due 9/1/33 – 9/1/40	223
1	Pass-Through Certificates, 6.50%, due 9/1/32	1
4	Pass-Through Certificates, 7.00%, due 7/1/29	4
1	Pass-Through Certificates, 7.50%, due 12/1/32	1
25,270	Pass-Through Certificates, 3.00%, TBA, 15 Year Maturity	26,447	Ø
13,435	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	14,082	Ø
194,550	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	207,991	Ø
142,990	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	155,613	Ø
19,195	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	21,377	Ø
		426,544
Freddie Mac (8.1%)
1	Pass-Through Certificates, 4.50%, due 8/1/18	1
277	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	309
361	Pass-Through Certificates, 5.50%, due 9/1/17 – 4/1/36	407
1	Pass-Through Certificates, 6.00%, due 4/1/17	1
0	Pass-Through Certificates, 6.50%, due 3/1/16	0
1	Pass-Through Certificates, 7.00%, due 6/1/32	1
11,445	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	11,977	Ø
100,050	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	106,803	Ø
50,280	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	54,674	Ø
		174,173
Government National Mortgage Association (1.5%)
1	Pass-Through Certificates, 6.50%, due 7/15/32	1
2	Pass-Through Certificates, 7.00%, due 8/15/32	2
13,840	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	14,601	Ø
15,720	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	16,804	Ø
		31,408
	Total Mortgage-Backed Securities (Cost $778,382)	774,691
Corporate Debt Securities (36.1%)
Advertising (0.2%)
1,465	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	1,542	@
310	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	325	@

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,025	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	$1,084	@
675	Nielsen Co. Luxembourg SARL, Guaranteed Notes, 5.50%, due 10/1/21	692	ñ@
850	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	854	ñ
240	WMG Acquisition Corp., Senior Secured Notes, 5.63%, due 4/15/22	243	ñ
		4,740
Agriculture (0.2%)
3,265	Reynolds American, Inc., Guaranteed Notes, 4.75%, due 11/1/42	3,207	@
Air Transportation (0.0%)
349	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	377	@
Airlines (0.5%)
10,016	American Airlines, Inc., Pass-Through Certificates, Ser. 2014-1, Class B, 4.38%, due 10/1/22	10,392	@
Auto Loans (0.8%)
14,520	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, due 1/15/20	14,609	@
1,420	General Motors Financial Co., Inc., Guaranteed Notes, 4.38%, due 9/25/21	1,508	@
1,540	General Motors Financial Co., Inc., Guaranteed Notes, 4.25%, due 5/15/23	1,590	@
		17,707
Auto Parts & Equipment (0.1%)
1,075	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	1,137
660	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	664	ñ
		1,801
Automakers (0.1%)
1,205	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	1,330	@
410	General Motors Co., Senior Unsecured Notes, 6.25%, due 10/2/43	489	@
575	General Motors Co., Senior Unsecured Notes, 5.20%, due 4/1/45	608	@
		2,427
Banks (5.7%)
3,945	Bank of America Corp., Junior Subordinated Notes, Ser. X, 6.25%, due 9/29/49	4,041	µ@
5,065	Bank of America Corp., Junior Subordinated Notes, Ser. AA, 6.10%, due 12/29/49	5,166	µ@
6,650	Bank of America Corp., Junior Subordinated Notes, Ser. V, 5.13%, due 12/29/49	6,530	µ@
8,270	Citigroup, Inc., Junior Subordinated Notes, Ser. N, 5.80%, due 11/29/49	8,311	µ@
4,910	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	4,968	µ@
7,565	Credit Suisse Group AG, Junior Subordinated Notes, 6.25%, due 12/29/49	7,489	ñµ@
9,920	Deutsche Bank AG, Subordinated Notes, 4.50%, due 4/1/25	9,694	@
10,560	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/29/49	10,613	µ@
5,600	HSBC Holdings PLC, Junior Subordinated Notes, 5.63%, due 12/29/49	5,726	µ@
6,520	ING Groep NV, Junior Subordinated Notes, 6.50%, due 12/29/49	6,483	µ
7,160	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/29/49	7,357	µ@
7,490	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. V, 5.00%, due 12/29/49	7,359	µ@
18,050	Morgan Stanley, Subordinated Notes, 3.95%, due 4/23/27	17,653
10,750	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 7/29/49	10,831	µ@
10,120	Morgan Stanley, Junior Subordinated Notes, Ser. J, 5.55%, due 12/29/49	10,171	µ@
		122,392

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Beverages (0.1%)
$840	Constellation Brands, Inc., Guaranteed Notes, 6.00%, due 5/1/22	$962	@
810	Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	858	@
		1,820
Building & Construction (0.3%)
450	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	455	@
590	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	640	@
230	D.R. Horton, Inc., Guaranteed Notes, 4.00%, due 2/15/20	233	@
2,010	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	2,033	@
800	Pulte Homes, Inc., Guaranteed Notes, 6.00%, due 2/15/35	798
985	Ryland Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	1,002	@
825	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	948	@
990	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	992	ñ
155	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.63%, due 3/1/24	153	ñ@
		7,254
Building Materials (0.2%)
495	Masco Corp., Senior Unsecured Notes, 5.85%, due 3/15/17	527	@
3,440	Masco Corp., Senior Unsecured Notes, 4.45%, due 4/1/25	3,543	@
428	USG Corp., Guaranteed Notes, 7.88%, due 3/30/20	463	ñ@
215	USG Corp., Guaranteed Notes, 5.50%, due 3/1/25	226	ñ
		4,759
Cable & Satellite Television (0.7%)
275	Altice SA, Guaranteed Notes, 7.75%, due 5/15/22	278	ñ@
330	Altice SA, Guaranteed Notes, 7.63%, due 2/15/25	334	ñ@
1,080	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	1,122	@
155	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	162	@
485	CCO Holdings LLC, Guaranteed Notes, 5.25%, due 9/30/22	485	@
230	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	242	ñ@
846	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	847	ñ@
710	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	801	@
1,190	DISH DBS Corp., Guaranteed Notes, 5.13%, due 5/1/20	1,203	@
625	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	662	@
570	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	574	@
765	DISH DBS Corp., Guaranteed Notes, 5.88%, due 11/15/24	750	@
875	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	882	ñ@
2,630	Numericable Group SA, Senior Secured Notes, 6.00%, due 5/15/22	2,688	ñ@
920	Numericable Group SA, Senior Secured Notes, 6.25%, due 5/15/24	945	ñ@
825	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	858	ñ@
530	Virgin Media Finance PLC, Guaranteed Notes, 5.25%, due 2/15/22	514	@
1,560	Virgin Media Finance PLC, Guaranteed Notes, 6.00%, due 10/15/24	1,614	ñ
576	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	603	ñ@
		15,564

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Chemicals (0.8%)
$540	Ashland, Inc., Senior Unsecured Notes, 3.88%, due 4/15/18	$556	@
490	Celanese US Holdings LLC, Guaranteed Notes, 5.88%, due 6/15/21	538	@
490	Huntsman Int'l LLC, Guaranteed Notes, 4.88%, due 11/15/20	495	@
1,695	Huntsman Int'l LLC, Guaranteed Notes, 5.13%, due 11/15/22	1,713	ñ
8,690	LyondellBasell Industries NV, Senior Unsecured Notes, 4.63%, due 2/26/55	8,372	@
4,900	Mexichem SAB de CV, Guaranteed Notes, 5.88%, due 9/17/44	4,826	ñ@
575	NOVA Chemicals Corp., Senior Unsecured Notes, 5.00%, due 5/1/25	606	ñ
		17,106
Commercial Services (0.4%)
8,085	ERAC USA Finance LLC, Guaranteed Notes, 4.50%, due 2/15/45	7,976	ñ@
Computers (0.5%)
9,485	Seagate HDD Cayman, Guaranteed Notes, 4.75%, due 6/1/23	9,954	@
Consumer - Commercial Lease Financing (2.0%)
545	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.50%, due 5/15/21	574	ñ@
4,240	Air Lease Corp., Senior Unsecured Notes, 3.88%, due 4/1/21	4,378	@
6,565	Air Lease Corp., Senior Unsecured Notes, 4.25%, due 9/15/24	6,746	@
2,067	Aircastle Ltd., Senior Unsecured Notes, 4.63%, due 12/15/18	2,160	@
10,290	Ally Financial, Inc., Senior Unsecured Notes, 3.25%, due 2/13/18	10,290	@
2,240	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	2,654	@
1,075	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	1,259	@
1,005	Ally Financial, Inc., Senior Unsecured Notes, 8.00%, due 11/1/31	1,318
585	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	605	@
880	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	895	@
75	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	78	@
1,250	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	1,341	ñ@
435	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	454	ñ@
1,015	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	1,153	@
940	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	1,039	@
1,315	Int'l Lease Finance Corp., Senior Unsecured Notes, 4.63%, due 4/15/21	1,387
1,990	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 8/15/22	2,244	@
2,570	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	2,564	@
590	Navient Corp., Senior Unsecured Notes, 5.88%, due 3/25/21	587
685	SLM Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	666	@
		42,392
Discount Stores (0.1%)
260	Family Tree Escrow LLC, Senior Secured Notes, 5.25%, due 3/1/20	272	ñ
990	Family Tree Escrow LLC, Senior Secured Notes, 5.75%, due 3/1/23	1,040	ñ
		1,312
Diversified Financial Services (1.2%)
5,030	American Express Co., Junior Subordinated Notes, 5.20%, due 5/29/49	5,093	µ@
9,145	American Express Co., Junior Subordinated Notes, Ser. C, 4.90%, due 12/29/49	9,031	µ@
7,075	General Electric Capital Corp., Junior Subordinated Notes, Ser. C, 5.25%, due 6/29/49	7,535	µ@
4,085	Jefferies Group LLC, Senior Unsecured Notes, 6.50%, due 1/20/43	4,062	@
		25,721

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Electric (1.0%)
$8,610	Dominion Resources, Inc., Junior Subordinated Notes, 5.75%, due 10/1/54	$9,171	µ@
10,925	Electricite de France SA, Junior Subordinated Notes, 5.63%, due 12/29/49	11,586	ñµ@
		20,757
Electric - Generation (0.3%)
1,160	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	1,235	ñ@
95	Calpine Corp., Senior Secured Notes, 5.88%, due 1/15/24	102	ñ@
930	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	972	ñ
2,180	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	2,329	@
800	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	833
		5,471
Electric - Integrated (0.3%)
1,575	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	1,677	@
4,170	RJS Power Holdings LLC, Guaranteed Notes, 5.13%, due 7/15/19	4,108	ñ@
		5,785
Electronics (0.1%)
270	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	277	@
165	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	176	@
245	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	264	ñ
535	NXP BV/NXP Funding LLC, Guaranteed Notes, 3.75%, due 6/1/18	550	ñ@
		1,267
Energy - Exploration & Production (1.4%)
960	Antero Resources Corp., Guaranteed Notes, 5.38%, due 11/1/21	970	@
479	Berry Petroleum Co., Senior Unsecured Notes, 6.38%, due 9/15/22	394	@
345	California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20	328
240	California Resources Corp., Guaranteed Notes, 5.50%, due 9/15/21	227
1,845	California Resources Corp., Guaranteed Notes, 6.00%, due 11/15/24	1,737
1,290	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	1,372	@
925	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	930	@
2,290	Chesapeake Energy Corp., Guaranteed Notes, 4.88%, due 4/15/22	2,113	@
200	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	192	@
670	Cimarex Energy Co., Guaranteed Notes, 4.38%, due 6/1/24	678	@
590	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	598	@
685	Denbury Resources, Inc., Guaranteed Notes, 5.50%, due 5/1/22	649	@
1,545	Denbury Resources, Inc., Guaranteed Notes, 4.63%, due 7/15/23	1,390	@
615	EP Energy LLC/Everest Acquisition Finance, Inc., Secured Notes, 6.88%, due 5/1/19	634	@
2,205	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	2,359	@
85	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	89	@
345	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	244	@
1,040	Laredo Petroleum, Inc., Guaranteed Notes, 7.38%, due 5/1/22	1,113
345	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	292	@
1,970	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	1,788	@
2,510	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	2,661	@
865	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 3/15/22	880
1,102	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 1/15/23	1,119	@
1,875	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	1,950
320	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	320	@
160	Rosetta Resources, Inc., Guaranteed Notes, 5.88%, due 6/1/24	159	@
1,685	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	1,158	@

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$935	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	$638	@
565	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	371
1,450	SM Energy Co., Senior Unsecured Notes, 5.00%, due 1/15/24	1,425
460	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	459	@
1,205	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 9/15/24	1,112	@
		30,349
Food (0.3%)
7,315	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/27/44	7,150	ñ@
Food & Drug Retailers (0.0%)
835	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	881	@
Food - Wholesale (0.1%)
860	HJ Heinz Co., Secured Notes, 4.25%, due 10/15/20	882
1,345	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	1,311	ñ@
		2,193
Gaming (0.8%)
1,585	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	1,676	@
2,400	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	2,442	@
2,085	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	2,169	@
2,185	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	2,384	ñ@
950	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	981	@
545	MGM Resorts Int'l, Guaranteed Notes, 7.63%, due 1/15/17	587	@
440	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	504	@
650	MGM Resorts Int'l, Guaranteed Notes, 6.00%, due 3/15/23	673
880	MTR Gaming Group, Inc., Secured Notes, 11.50%, due 8/1/19	948	@
335	Pinnacle Entertainment, Inc., Guaranteed Notes, 6.38%, due 8/1/21	356	@
750	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	833	@
1,890	Scientific Games Int'l, Inc., Senior Secured Notes, 7.00%, due 1/1/22	1,970	ñ
650	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Guaranteed Notes, 5.50%, due 3/1/25	650	ñ
		16,173
Gas Distribution (0.9%)
660	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	700	@
2,307	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	2,469	@
575	Chesapeake Midstream Partners L.P., Senior Unsecured Notes, 6.13%, due 7/15/22	618	@
455	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes, 6.25%, due 4/1/23	475	ñ@
2,585	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	2,908	@
1,150	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	1,182
730	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 6.25%, due 6/15/22	772	@
1,585	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 4.50%, due 7/15/23	1,589	@
585	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes, 4.88%, due 12/1/24	605
330	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.88%, due 3/1/22	367	@
755	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%, due 4/15/23	800	@

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$1,295	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	$1,324
225	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 4/15/23	227	@
165	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.75%, due 5/15/24	167
1,470	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 3/1/25	1,477	ñ
600	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	645	@
160	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 5.75%, due 3/1/25	166
435	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.13%, due 11/15/19	436	ñ
1,050	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes, 4.25%, due 11/15/23	1,024
165	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 5.50%, due 10/15/19	175	ñ@
240	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 6.25%, due 10/15/22	255	ñ
		18,381
Health Facilities (1.0%)
260	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	270	@
960	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	1,018	@
680	CHS/Community Health Systems, Inc., Guaranteed Notes, 7.13%, due 7/15/20	729	@
840	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	871	@
630	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	669	@
80	Columbia Healthcare Corp., Guaranteed Notes, 7.50%, due 12/15/23	91	@
1,375	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	1,399	@
1,070	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.00%, due 5/1/25	1,070
1,740	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	1,984	@
955	HCA, Inc., Guaranteed Notes, 7.50%, due 2/15/22	1,117	@
755	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	845	@
1,575	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	1,681	@
325	HCA, Inc., Guaranteed Notes, 5.38%, due 2/1/25	341	@
515	LifePoint Hospitals, Inc., Guaranteed Notes, 5.50%, due 12/1/21	541
470	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 6.88%, due 5/1/21	505
1,565	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 5.50%, due 5/1/24	1,675	@
1,925	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	2,018	@
785	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	838	@
470	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	499	@
325	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	352	@
545	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	542	ñ
320	Tenet Healthcare Corp., Senior Secured Notes, 4.75%, due 6/1/20	325	@
1,695	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	1,809
505	Tenet Healthcare Corp., Senior Secured Notes, 4.50%, due 4/1/21	503	@
180	Tenet Healthcare Corp., Senior Secured Notes, 4.38%, due 10/1/21	178	@
		21,870
Health Services (0.1%)
295	Envision Healthcare Corp., Guaranteed Notes, 5.13%, due 7/1/22	304	ñ@
205	Omnicare, Inc., Guaranteed Notes, 4.75%, due 12/1/22	224	@
140	Omnicare, Inc., Guaranteed Notes, 5.00%, due 12/1/24	152	@
1,895	Service Corp. Int'l, Senior Unsecured Notes, 5.38%, due 1/15/22	2,009	@
		2,689
Hotels (0.0%)
500	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 5.63%, due 10/15/21	527

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Investments & Misc. Financial Services (0.1%)
$520	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes,	$523	@
	3.50%, due 3/15/17
765	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 4.88%, due 3/15/19	779
1,180	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	1,056
		2,358
Life Insurance (0.3%)
6,210	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	6,381	µ@
Machinery (0.1%)
865	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	904	@
215	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	217	@
		1,121
Media (0.2%)
5,060	Viacom, Inc., Senior Unsecured Notes, 5.25%, due 4/1/44	5,072	@
Media - Diversified (0.2%)
840	Gannett Co, Inc., Guaranteed Notes, 5.13%, due 10/15/19	885	@
80	Gannett Co, Inc., Guaranteed Notes, 4.88%, due 9/15/21	82	ñ
880	Gannett Co, Inc., Guaranteed Notes, 6.38%, due 10/15/23	953	@
880	Gannett Co, Inc., Guaranteed Notes, 5.50%, due 9/15/24	915	ñ
955	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	988	@
240	Liberty Media Corp., Senior Unsecured Notes, 8.50%, due 7/15/29	269
		4,092
Media Content (0.1%)
420	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	458	@
965	Sirius XM Radio, Inc., Guaranteed Notes, 4.25%, due 5/15/20	960	ñ@
525	Sirius XM Radio, Inc., Senior Secured Notes, 5.25%, due 8/15/22	555	ñ@
300	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	322	ñ@
430	Univision Communications, Inc., Senior Secured Notes, 5.13%, due 5/15/23	435	ñ
		2,730
Medical Products (0.2%)
630	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	688	ñ@
240	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	244	ñ
875	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	958	ñ@
175	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.75%, due 10/15/24	183	ñ
510	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 5.75%, due 2/15/21	557	ñ@
285	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%, due 4/15/20	290	ñ
1,075	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.50%, due 4/15/25	1,097	ñ
		4,017

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Metals - Mining Excluding Steel (1.9%)
$185	Alcoa, Inc., Senior Unsecured Notes, 6.15%, due 8/15/20	$209	@
285	Alcoa, Inc., Senior Unsecured Notes, 5.40%, due 4/15/21	313	@
465	Alcoa, Inc., Senior Unsecured Notes, 5.87%, due 2/23/22	518	@
2,180	CONSOL Energy, Inc., Guaranteed Notes, 5.88%, due 4/15/22	2,011	@
110	FMG Resources (August 2006) Pty Ltd., Senior Secured Notes, 9.75%, due 3/1/22	114	ñ
23,395	Freeport-McMoRan, Inc., Guaranteed Notes, 4.55%, due 11/14/24	22,552	@
15,880	Glencore Funding LLC, Guaranteed Notes, 2.88%, due 4/16/20	15,857	ñ
		41,574
Miscellaneous Manufacturers (0.1%)
1,755	Trinity Industries, Inc., Guaranteed Notes, 4.55%, due 10/1/24	1,732	@
Multi - Line Insurance (0.4%)
8,290	ING US, Inc., Guaranteed Notes, 5.65%, due 5/15/53	8,684	µ@
Office - Business Equipment (0.4%)
7,450	Xerox Corp., Senior Unsecured Notes, 2.75%, due 9/1/20	7,464	@
Oil & Gas (0.1%)
2,670	Ecopetrol SA, Senior Unsecured Notes, 5.88%, due 5/28/45	2,560	@
Oil Field Equipment & Services (0.5%)
445	Transocean, Inc., Guaranteed Notes, 3.00%, due 10/15/17	430	**
14,670	Transocean, Inc., Guaranteed Notes, 4.30%, due 10/15/22	11,236	**@
		11,666
Packaging (0.4%)
465	Ball Corp., Guaranteed Notes, 5.00%, due 3/15/22	485	@
3,575	Berry Plastics Corp., Secured Notes, 5.50%, due 5/15/22	3,705	@
365	Owens-Brockway Glass Container, Inc., Senior Unsecured Notes, 5.00%, due 1/15/22	374	ñ
630	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 5.38%, due 1/15/25	652	ñ
2,470	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	2,581	@
685	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	720	@
465	Sealed Air Corp., Guaranteed Notes, 8.38%, due 9/15/21	524	ñ
		9,041
Pharmaceuticals (0.6%)
8,280	Actavis Funding SCS, Guaranteed Notes, 3.45%, due 3/15/22	8,417	@
470	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 7.25%, due 1/15/22	497	ñ@
420	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 5.38%, due 1/15/23	414	ñ@
305	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 8/15/18	323	ñ@
1,870	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.38%, due 10/15/20	1,971	ñ@
1,225	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 5.88%, due 5/15/23	1,254	ñ
		12,876

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Pipelines (2.0%)
$4,990	Energy Transfer Partners L.P., Senior Unsecured Notes, 6.50%, due 2/1/42	$5,695	@
4,390	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 6.50%, due 9/1/39	4,810	@
5,120	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 5.50%, due 3/1/44	5,147	@
2,560	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 5.40%, due 9/1/44	2,518	@
12,435	Kinder Morgan, Inc., Guaranteed Notes, 5.55%, due 6/1/45	12,411	@
11,200	Williams Partners L.P., Senior Unsecured Notes, 3.60%, due 3/15/22	11,148	@
		41,729
Printing & Publishing (0.1%)
422	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	469	@
960	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	1,111	@
350	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	387	@
		1,967
Property & Casualty Insurance (0.3%)
6,095	Allstate Corp., Subordinated Notes, 5.75%, due 8/15/53	6,644	µ@
Real Estate Dev. & Mgt. (0.1%)
1,165	Realogy Group LLC, Senior Secured Notes, 7.63%, due 1/15/20	1,241	ñ
Real Estate Investment Trusts (1.7%)
12,065	Corporate Office Properties L.P., Guaranteed Notes, 3.70%, due 6/15/21	12,142	@
8,310	Education Realty Operating Partnership L.P., Guaranteed Notes, 4.60%, due 12/1/24	8,629	@
5,650	Entertainment Properties Trust, Guaranteed Notes, 5.75%, due 8/15/22	6,182	@
8,545	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 4.50%, due 1/15/25	8,672	ñ@
		35,625
Recreation & Travel (0.1%)
635	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., Guaranteed Notes, 5.38%, due 6/1/24	657	ñ@
1,005	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	1,038	ñ@
		1,695
Software (0.3%)
6,555	Oracle Corp., Senior Unsecured Notes, 4.13%, due 5/15/45	6,468	Ø
Software - Services (0.2%)
300	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	312	ñ@
650	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	692	ñ
1,725	Infor US, Inc., Senior Unsecured Notes, 6.50%, due 5/15/22	1,773	ñ
1,255	MSCI, Inc., Guaranteed Notes, 5.25%, due 11/15/24	1,305	ñ@
688	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	695	ñ
		4,777

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
Specialty Retail (0.2%)
$1,645	Argos Merger Sub, Inc., Senior Unsecured Notes, 7.13%, due 3/15/23	$1,727	ñ@
380	L Brands, Inc., Guaranteed Notes, 5.63%, due 10/15/23	423	@
275	QVC, Inc., Senior Secured Notes, 5.45%, due 8/15/34	265
1,375	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, due 6/1/22	1,458	@
		3,873
Steel Producers - Products (0.3%)
110	ArcelorMittal, Senior Unsecured Notes, 5.25%, due 2/25/17	114	**@
605	ArcelorMittal, Senior Unsecured Notes, 6.00%, due 8/5/20	632	**@
1,480	ArcelorMittal, Senior Unsecured Notes, 6.25%, due 3/1/21	1,548	**@
140	ArcelorMittal, Senior Unsecured Notes, 7.00%, due 2/25/22	152	**@
345	ArcelorMittal, Senior Unsecured Notes, 7.75%, due 10/15/39	356	**@
2,025	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, due 8/15/19	2,162	@
935	Steel Dynamics, Inc., Guaranteed Notes, 5.25%, due 4/15/23	956	@
		5,920
Support - Services (0.3%)
205	AECOM Technology Corp., Guaranteed Notes, 5.88%, due 10/15/24	212	ñ@
590	IHS, Inc., Guaranteed Notes, 5.00%, due 11/1/22	590	ñ
1,225	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	1,299	@
1,745	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	1,804	@
129	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	139	@
1,220	ServiceMaster Co., Guaranteed Notes, 7.00%, due 8/15/20	1,290
830	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	895	@
		6,229
Tech Hardware & Equipment (0.0%)
650	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	650	ñ@
215	CommScope, Inc., Guaranteed Notes, 5.50%, due 6/15/24	217	ñ@
		867
Telecom - Satellite (0.1%)
435	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	477	@
515	Inmarsat Finance PLC, Guaranteed Notes, 4.88%, due 5/15/22	518	ñ
685	Intelsat Jackson Holdings SA, Guaranteed Notes, 7.25%, due 10/15/20	706	@
		1,701
Telecom - Wireless (0.8%)
545	Communications Sales & Leasing, Inc., Guaranteed Notes, 8.25%, due 10/15/23	559	ñ
1,665	Crown Castle Int'l Corp., Senior Unsecured Notes, 4.88%, due 4/15/22	1,737	@
455	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	477	@
2,100	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	2,168	@
480	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	434	@
390	Sprint Capital Corp., Guaranteed Unsecured Notes, 8.75%, due 3/15/32	400
2,475	Sprint Corp., Guaranteed Notes, 7.25%, due 9/15/21	2,484	@
590	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	592
1,260	Sprint Corp., Guaranteed Notes, 7.13%, due 6/15/24	1,222	@
175	T-Mobile USA, Inc., Guaranteed Notes, 5.25%, due 9/1/18	181	@
460	T-Mobile USA, Inc., Guaranteed Notes, 6.25%, due 4/1/21	481	@
600	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	633	@
See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$2,095	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	$2,161	@
1,140	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	1,201	@
515	T-Mobile USA, Inc., Guaranteed Notes, 6.00%, due 3/1/23	525
335	T-Mobile USA, Inc., Guaranteed Notes, 6.38%, due 3/1/25	344	@
1,265	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	1,265	ñ
		16,864
Telecom - Wireline Integrated & Services (0.5%)
1,415	CenturyLink, Inc., Senior Unsecured Notes, Ser. V, 5.63%, due 4/1/20	1,491	@
1,110	CenturyLink, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	1,152	@
225	CenturyLink, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	243	@
100	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	105	@
650	Embarq Corp., Senior Unsecured Notes, 8.00%, due 6/1/36	767	@
235	Frontier Communications Corp., Senior Unsecured Notes, 9.25%, due 7/1/21	267	@
355	Frontier Communications Corp., Senior Unsecured Notes, 6.88%, due 1/15/25	344
1,665	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	1,806
1,410	Level 3 Financing, Inc., Guaranteed Notes, 6.13%, due 1/15/21	1,493
1,980	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 8/15/22	2,022	@
530	Telecom Italia SpA, Senior Unsecured Notes, 5.30%, due 5/30/24	558	ñ
630	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	635	@
300	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	295	@
340	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	324
		11,502
Telecommunications (3.2%)
21,340	AT&T, Inc., Senior Unsecured Notes, 3.40%, due 5/15/25	21,142	Ø
12,145	AT&T, Inc., Senior Unsecured Notes, 5.35%, due 9/1/40	12,763	@
7,970	AT&T, Inc., Senior Unsecured Notes, 4.75%, due 5/15/46	7,789	Ø
8,330	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	9,559	@
1,689	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, due 9/15/43	2,113	@
16,379	Verizon Communications, Inc., Senior Unsecured Notes, 4.67%, due 3/15/55	15,180	ñ@
		68,546
Theaters & Entertainment (0.1%)
2,440	Activision Blizzard, Inc., Guaranteed Notes, 6.13%, due 9/15/23	2,689	ñ@
	Total Corporate Debt Securities (Cost $768,280)	770,099
Asset-Backed Securities (15.5%)
2,980	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M1, 0.62%, due 9/25/35	2,910	µ
2,615	Accredited Mortgage Loan Trust, Ser. 2005-4, Class A2D, 0.50%, due 12/25/35	2,487	µ
5,530	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 0.45%, due 4/25/36	4,778	µ
6,965	Aegis Asset Backed Securities Trust, Ser. 2005-1, Class M3, 0.72%, due 3/25/35	6,599	µ
8,754	Aegis Asset Backed Securities Trust, Ser. 2005-3, Class M2, 0.66%, due 8/25/35	7,578	µ
4,544	Ameriquest Mortgage Securities, Inc., Ser. 2005-R5, Class M3, 0.67%, due 7/25/35	4,012	µ
6,400	Ameriquest Mortgage Securities, Inc., Ser. 2005-R5, Class M4, 0.81%, due 7/25/35	5,424	µ
3,960	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, 0.68%, due 9/25/35	3,520	µ
1,319	Argent Securities, Inc., Ser. 2003-W3, Class M1, 1.30%, due 9/25/33	1,281	µ
7,009	Argent Securities, Inc., Ser. 2004-W10, Class M1, 1.07%, due 10/25/34	6,503	µ
8,150	Argent Securities, Inc., Ser. 2005-W2, Class M1, 0.67%, due 10/25/35	6,631	µ
798	Asset Backed Securities Corp. Home Equity, Ser. 2004-HE5, Class M2, 2.05%, due 8/25/34	768	µ
2,157	Asset Backed Securities Corp. Home Equity, Ser. 2006-HE1, Class A3, 0.37%, due 1/25/36	2,056	µ
4,080	Bear Stearns Asset Backed Securities I Trust, Ser. 2005-TC1, Class M1, 0.61%, due 5/25/35	3,826	µ

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)[z]
$2,797	Bear Stearns Asset Backed Securities I Trust, Ser. 2006-HE1, Class 1M3,	$2,326	µ
	0.63%, due 12/25/35
1,611	Bear Stearns Asset Backed Securities Trust, Ser. 2004-SD3, Class M2, 1.43%, due 9/25/34	1,509	µ
1,870	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE1, Class 2M1, 0.58%, due 2/25/36	1,740	µ
1,568	Bear Stearns Asset Backed Securities Trust, Ser. 2006-2, Class M1, 0.60%, due 7/25/36	1,545	µ
3,958	Carrington Mortgage Loan Trust, Ser. 2005-NC3, Class M2, 0.64%, due 6/25/35	3,800	µ
11,410	Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class M1, 0.66%, due 10/25/35	9,925	µ
9,035	Carrington Mortgage Loan Trust, Ser. 2006-NC1, Class A4, 0.49%, due 1/25/36	7,424	µ
12,000	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 0.42%, due 5/25/36	9,784	µ
4,457	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 0.66%, due 10/25/35	3,901	µ
2,378	Citigroup Mortgage Loan Trust, Inc., Ser. 2005-HE2, Class M1, 0.93%, due 5/25/35	2,364	ñµ
1,930	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.55%, due 1/25/36	1,735	µ
937	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.34%, due 9/25/36	630	µ
7,640	Ellington Loan Acquisition Trust, Ser. 2007-2, Class A2E, 1.28%, due 5/25/37	6,836	ñµ
5,432	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, 1.31%, due 9/25/33	5,316	µ
5,000	FBR Securitization Trust, Ser. 2005-2, Class M2, 0.92%, due 9/25/35	4,409	µ
5,640	Fieldstone Mortgage Investment Trust, Ser. 2005-1, Class M5, 1.30%, due 3/25/35	5,069	µ
4,874	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF1, Class M1, 0.92%, due 12/25/34	4,638	µ
1,905	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2004-FFH4, Class M5, 1.76%, due 1/25/35	1,893	µ
7,574	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF3, Class M5, 1.16%, due 4/25/35	6,683	µ
3,300	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, 0.92%, due 5/25/35	3,163	µ
3,425	GSAMP Trust, Ser. 2006-HE1, Class M1, 0.57%, due 1/25/36	2,829	µ
2,281	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, 1.78%, due 2/25/35	2,149	µ
10,370	HSI Asset Securitization Corp. Trust, Ser. 2006-OPT2, Class M2, 0.57%, due 1/25/36	8,492	µ
1,927	IndyMac Residential Asset Backed Trust, Ser. 2005-D, Class AII4, 0.53%, due 3/25/36	1,675	µ
11,998	JP Morgan Mortgage Acquisition Corp., Ser. 2005-OPT2, Class M3, 0.66%, due 12/25/35	9,530	µ
1,460	JP Morgan Mortgage Acquisition Corp., Ser. 2006-ACC1, Class A5, 0.41%, due 5/25/36	1,336	µ
5,790	JP Morgan Mortgage Acquisition Corp., Ser. 2007-CH1, Class MV2, 0.45%, due 11/25/36	4,945	µ
766	JP Morgan Mortgage Acquisition Corp., Ser. 2007-HE1, Class AF1, 0.27%, due 3/25/47	475	µ
3,497	JP Morgan Mortgage Acquisition Trust, Ser. 2006-CH1, Class M1, 0.39%, due 7/25/36	2,934	µ
4,595	Long Beach Mortgage Loan Trust, Ser. 2005-1, Class M3, 1.05%, due 2/25/35	4,175	µ
1,050	Morgan Stanley Home Equity Loan Trust, Ser. 2005-4, Class M1, 0.59%, due 9/25/35	905	µ
8,318	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, 0.46%, due 2/25/36	7,569	µ
3,000	New Century Home Equity Loan Trust, Ser. 2005-B, Class A2D, 0.58%, due 10/25/35	2,798	µ
3,477	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class A4, 0.46%, due 3/25/36	3,392	µ
4,562	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Ser. 2005-HE1, Class M4, 0.77%, due 9/25/35	3,980	µ
2,550	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Ser. 2006-HE1, Class M1, 0.59%, due 2/25/36	2,296	µ
6,350	Park Place Securities, Inc., Ser. 2004-WWF1, Class M4, 1.83%, due 12/25/34	6,039	µ
9,335	Park Place Securities, Inc., Ser. 2004-WHQ2, Class M3, 1.22%, due 2/25/35	9,078	µ
1,610	Park Place Securities, Inc., Ser. 2005-WHQ3, Class M4, 0.81%, due 6/25/35	1,389	µ
6,579	People's Choice Home Loan Securities Trust, Ser. 2005-4, Class 1A2, 0.70%, due 12/25/35	5,883	µ
6,720	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-4, Class M1, 0.63%, due 9/25/35	5,677	µ
2,145	Residential Asset Securities Corp., Ser. 2005-KS10, Class M2, 0.62%, due 11/25/35	1,858	µ
10,100	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, 0.64%, due 1/25/36	8,538	µ
985	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.86%, due 3/25/33	877	µ
2,250	Residential Asset Mortgage Products, Inc., Ser. 2005-RS4, Class M3, 0.66%, due 4/25/35	2,073	µ
2,000	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ2, Class M4, 0.74%, due 5/25/35	1,756	µ
3,280	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ1, Class M1, 0.58%, due 3/25/36	2,952	µ
7,375	Residential Asset Mortgage Products, Inc., Ser. 2006-RZ1, Class M3, 0.63%, due 3/25/36	5,929	µ
1,151	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.04%, due 8/25/35	1,076	µ
831	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.16%, due 7/25/34	775	µ
775	Soundview Home Equity Loan Trust, Ser. 2005-DO1, Class M5, 1.14%, due 5/25/35	683	µ
11,530	Soundview Home Equity Loan Trust, Ser. 2005-OPT1, Class M2, 0.63%, due 6/25/35	10,096	µ

See Notes to Schedule of Investments

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
	$7,665	Soundview Home Equity Loan Trust, Ser. 2005-OPT2, Class M1, 0.69%, due 8/25/35	$6,734	µ
	6,700	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 0.65%, due 11/25/35	5,580	µ
	824	Soundview Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.34%, due 11/25/36	697	µ
	12,000	Soundview Home Equity Loan Trust, Ser. 2006-WF2, Class M1, 0.40%, due 12/25/36	10,088	µ
	8,819	Soundview Home Equity Loan Trust, Ser. 2007-1, Class 2A3, 0.35%, due 3/25/37	8,139	µ
	10,219	Structured Asset Investment Loan Trust, Ser. 2004-6, Class A3, 0.98%, due 7/25/34	9,674	µ
	2,769	Structured Asset Investment Loan Trust, Ser. 2004-8, Class M1, 1.08%, due 9/25/34	2,648	µ
	4,990	Structured Asset Investment Loan Trust, Ser. 2005-3, Class M2, 0.84%, due 4/25/35	4,626	µ
	4,255	Structured Asset Securities Corp., Ser. 2005-NC2, Class M3, 0.61%, due 5/25/35	4,118	µ
	7,780	Structured Asset Securities Corp., Ser. 2005-WF4, Class M4, 0.76%, due 11/25/35	6,568	µ
	779	Structured Asset Securities Corp., Ser. 2006-AM1, Class A4, 0.34%, due 4/25/36	736	µ
	1,149	Structured Asset Securities Corp., Ser. 2006-NC1, Class A4, 0.32%, due 5/25/36	1,101	µ
	2,346	Structured Asset Securities Corp., Ser. 2006-BC5, Class A4, 0.35%, due 12/25/36	1,988	µ
		Total Asset-Backed Securities (Cost $310,417)	329,919
Government Securities (8.9%)
Sovereign (8.9%)
AUD	25,300	Australia Government Bond, Senior Unsecured Notes, 3.25%, due 4/21/25	21,114	[a]
EUR	8,815	Italy Buoni Poliennali Del Tesoro, Bonds, 2.50%, due 12/1/24	10,783	[a]
EUR	8,575	Italy Buoni Poliennali Del Tesoro, Bonds, 4.00%, due 2/1/37	12,289	[a]
EUR	10,998	Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	16,649	[a]
MXN	338,675	Mexican Bonos, Bonds, Ser. M, 7.75%, due 11/13/42	25,464	[a]
NZD	35,180	New Zealand Government Bond, Senior Unsecured Notes, 5.50%, due 4/15/23	30,922	[a]
NZD	9,150	New Zealand Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/35	7,703	[a]
ZAR	440,455	South Africa Government Bond, Bonds, 6.50%, due 2/28/41	29,171	[a]
EUR	9,410	Spain Government Bond, Bonds, 5.15%, due 10/31/44	16,489	ña
EUR	2,855	Spain Government Bond, Senior Unsecured Notes, 4.65%, due 7/30/25	4,156	ña
EUR	7,635	Spain Government Bond, Senior Unsecured Notes, 1.95%, due 7/30/30	8,515	ña
GBP	4,580	United Kingdom Gilt, Bonds, 1.75%, due 9/7/22	7,094	[a]
		Total Government Securities (Cost $190,815)	190,349
NUMBER OF SHARES
Exchange Traded Funds (6.5%)
	472,000	iShares iBoxx $ High Yield Corporate Bond ETF	42,947
	378,600	iShares JP Morgan USD Emerging Markets Bond ETF	42,827
	310,000	SPDR Barclays Capital High Yield Bond ETF	12,226
	1,376,600	SPDR Barclays Short Term High Yield Bond ETF	40,390
		Total Exchange Traded Funds (Cost $138,229)	138,390
Mutual Funds (7.1%)
	16,230,404	Neuberger Berman Emerging Markets Debt Fund Institutional Class (Cost $160,972)	151,996	§§
Short-Term Investments (3.2%)
	68,496,887	State Street Institutional Liquid Reserves Fund Premier Class (Cost $68,497)	68,497	@
		Total Investments (127.8%) (Cost $2,719,258)	2,727,657	##
		Liabilities, less cash, receivables and other assets [(27.8%)]	(592,811)[b]
		Total Net Assets (100.0%)	$2,134,846

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (2.6%)
	$585	U.S. Treasury Inflation Indexed Bonds, 2.00%, due 1/15/26	$696
	207	U.S. Treasury Inflation Indexed Bonds, 3.88%, due 4/15/29	304
		Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $968)	1,000
Mortgage-Backed Securities (3.2%)
Commercial Mortgage-Backed (2.0%)
	1,153	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class XA, 1.44%, due 9/10/46	73	µ
	987	Commercial Mortgage Trust, Ser. 2013-CR12, Class XA, 1.58%, due 10/10/46	80	µ
	861	Commercial Mortgage Trust, Ser. 2014-CR16, Class XA, 1.43%, due 4/10/47	63	µ
	988	Commercial Mortgage Trust, Ser. 2014-LC15, Class XA, 1.58%, due 4/10/47	79	µ
	1,161	GS Mortgage Securities Trust, Ser. 2012-GCJ9, Class XA, 2.51%, due 11/10/45	132	µ
	998	GS Mortgage Securities Trust, Ser. 2014-GC26, Class XA, 1.26%, due 11/10/47	78	µ
	865	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.41%, due 6/15/47	64	µ
	970	UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class XA, 1.99%, due 12/10/45	95	ñµ
	1,185	WF-RBS Commercial Mortgage Trust, Ser. 2014-LC14, Class XA, 1.62%, due 3/15/47	96	µ
			760
Fannie Mae (0.7%)
	250	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	267	Ø
Freddie Mac (0.5%)
	170	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	182	Ø
		Total Mortgage-Backed Securities (Cost $1,294)	1,209
Corporate Debt Securities (34.1%)
Agriculture (0.7%)
GBP	120	Imperial Tobacco Finance PLC, Guaranteed Euro Medium-Term Notes, 9.00%, due 2/17/22	252	**[a]
Airlines (0.7%)
	$258	American Airlines, Inc., Pass-Through Certificates, Ser. 2014-1, Class B, 4.38%, due 10/1/22	267	@
Auto Manufacturers (1.2%)
	300	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, due 1/15/20	302	@
EUR	100	GIE PSA Tresorerie, Guaranteed Notes, 6.00%, due 9/19/33	143	[a]
			445
Auto Parts & Equipment (0.3%)
EUR	100	Grupo Antolin Dutch BV, Senior Secured Notes, 4.75%, due 4/1/21	115	[a]
Banks (6.8%)
	$400	Bank of America Corp., Junior Subordinated Notes, Ser. U, 5.20%, due 12/29/49	387	µ@
	145	Barclays PLC, Junior Subordinated Notes, 8.25%, due 12/29/49	154	µ
	325	Citigroup, Inc., Junior Subordinated Notes, Ser. M, 6.30%, due 12/29/49	329	µ

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
	$200	Deutsche Bank AG, Subordinated Notes, 4.50%, due 4/1/25	$196	@
	260	Goldman Sachs Group, Inc., Junior Subordinated Notes, Ser. L, 5.70%, due 12/29/49	261	µ@
	200	ING Groep NV, Junior Subordinated Notes, 6.50%, due 12/29/49	199	µ
	230	JPMorgan Chase & Co., Junior Subordinated Notes, Ser. R, 6.00%, due 12/29/49	236	µ@
	265	Morgan Stanley, Junior Subordinated Notes, Ser. H, 5.45%, due 7/29/49	267	µ@
EUR	500	Rabobank Nederland, Subordinated Notes, 2.50%, due 5/26/26	579	µa
			2,608
Building Materials (1.0%)
EUR	100	Buzzi Unicem SpA, Senior Unsecured Notes, 6.25%, due 9/28/18	129	[a]
EUR	100	HeidelbergCement Finance Luxembourg SA, Guaranteed Notes, 7.50%, due 4/3/20	144	[a]
EUR	100	Lafarge SA, Senior Unsecured Euro Medium-Term Notes, 5.00%, due 1/19/18	122	[a]
			395
Chemicals (0.3%)
EUR	100	Celanese US Holdings LLC, Guaranteed Notes, 3.25%, due 10/15/19	118	[a]
Commercial Services (0.3%)
EUR	100	Avis Budget Finance PLC, Guaranteed Notes, 6.00%, due 3/1/21	119	[a]
Diversified Financial Services (0.8%)
	$275	General Electric Capital Corp., Junior Subordinated Notes, Ser. C, 5.25%, due 6/29/49	293	µ@
Electric (1.2%)
EUR	100	Electricite de France SA, Junior Subordinated Euro Medium-Term Notes, 5.38%, due 1/29/49	132	µa
GBP	200	Electricite de France SA, Junior Subordinated Euro Medium-Term Notes, 6.00%, due 12/29/49	333	µa
			465
Entertainment (0.4%)
GBP	100	William Hill PLC, Guaranteed Notes, 4.25%, due 6/5/20	153	[a]
Food (0.5%)
GBP	100	Tesco PLC, Senior Unsecured Euro Medium-Term Notes, Ser. 68, 6.13%, due 2/24/22	170	[a]
Forest Products & Paper (0.3%)
EUR	100	Smurfit Kappa Acquisitions, Guaranteed Notes, 2.75%, due 2/1/25	116	[a]
Household Products - Wares (0.3%)
EUR	100	Ontex Group NV, Senior Secured Notes, 4.75%, due 11/15/21	121	[a]
Insurance (6.1%)
EUR	200	Berkshire Hathaway, Inc., Senior Unsecured Notes, 0.75%, due 3/16/23	220	[a]
	$325	ING US, Inc., Guaranteed Notes, 5.65%, due 5/15/53	340	µ@
GBP	860	PGH Capital Ltd., Guaranteed Notes, 5.75%, due 7/7/21	1,426	[a]
	$325	Prudential Financial, Inc., Junior Subordinated Notes, 5.20%, due 3/15/44	334	µ@
			2,320

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
Iron - Steel (0.3%)
EUR	100	ArcelorMittal, Senior Unsecured Euro Medium-Term Notes, 2.88%, due 7/6/20	$112	[a]
Media (1.3%)
EUR	100	Bertelsmann SE & Co. KGaA, Subordinated Notes, 3.00%, due 4/23/75	112	µa
EUR	100	Bertelsmann SE & Co. KGaA, Subordinated Notes, 3.50%, due 4/23/75	112	µa
EUR	100	LGE HoldCo VI BV, Senior Secured Notes, 7.13%, due 5/15/24	127	[a]
EUR	100	TVN Finance Corp. III AB, Guaranteed Notes, 7.38%, due 12/15/20	125	[a]
			476
Mining (1.1%)
	$100	Codelco, Inc., Senior Unsecured Notes, 5.63%, due 9/21/35	114
	305	Freeport-McMoRan, Inc., Guaranteed Notes, 4.55%, due 11/14/24	294	@
			408
Oil & Gas (4.9%)
EUR	100	Chesapeake Energy Corp., Guaranteed Notes, 6.25%, due 1/15/17	120	[a]
	$200	CNOOC Curtis Funding No. 1 Pty Ltd., Guaranteed Notes, 4.50%, due 10/3/23	215
	100	Gazprom OAO via Gaz Capital SA, Senior Unsecured Notes, 9.25%, due 4/23/19	111
	100	KazMunayGas National Co., JSC, Senior Unsecured Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	113
	100	KazMunayGas National Co., JSC, Senior Unsecured Notes, 7.00%, due 5/5/20	109
	100	Pacific Rubiales Energy Corp., Guaranteed Notes, 7.25%, due 12/12/21	79
	36	Petrobras Global Finance BV, Guaranteed Notes, 5.75%, due 1/20/20	36
	110	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	64
	40	Petroleos de Venezuela SA, Guaranteed Notes, 9.00%, due 11/17/21	20
	100	Petroleos de Venezuela SA, Guaranteed Notes, 6.00%, due 5/16/24	42
	40	Petroleos Mexicanos, Guaranteed Notes, 6.63%, due 6/15/35	45
	200	Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 6/2/41	221
	200	Sinopec Group Overseas Development 2013 Ltd., Guaranteed Notes, 4.38%, due 10/17/23	215	ñ
	200	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Notes, 5.45%, due 2/9/17	207
	250	Transocean, Inc., Guaranteed Notes, 4.30%, due 10/15/22	192	**@
	90	YPF SA, Senior Unsecured Notes, 8.50%, due 7/28/25	91	ñ
			1,880
Pipelines (1.3%)
	305	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 4.15%, due 2/1/24	308	@
	200	Williams Partners L.P., Senior Unsecured Notes, 3.60%, due 3/15/22	199	@
			507
Retail (0.3%)
EUR	100	Phoenix PIB Dutch Finance BV, Guaranteed Notes, 3.63%, due 7/30/21	118	[a]
Savings & Loans (0.5%)
EUR	170	Yorkshire Building Society, Senior Unsecured Euro Medium-Term Notes, 1.25%, due 3/17/22	190	[a]

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
Telecommunications (3.5%)
	$380	AT&T, Inc., Senior Unsecured Notes, 3.40%, due 5/15/25	$377	Ø
EUR	110	AT&T, Inc., Senior Unsecured Notes, 2.45%, due 3/15/35	125	[a]
EUR	100	Nokia Oyj, Senior Unsecured Euro Medium-Term Notes, 6.75%, due 2/4/19	134	[a]
EUR	100	Play Finance 2 SA, Senior Secured Notes, 5.25%, due 2/1/19	116	[a]
	$225	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	258	@
	135	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, due 9/15/43	169
GBP	100	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.25%, due 3/28/29	164	[a]
			1,343
		Total Corporate Debt Securities (Cost $13,134)	12,991
Municipal Notes (1.5%)
	$250	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	281	@
	250	State of Minnesota, Ser. 2013, 5.00%, due 10/1/23	307
		Total Municipal Notes (Cost $584)	588
Asset-Backed Securities (15.7%)
	160	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 0.45%, due 4/25/36	138	µ
	150	Argent Securities, Inc., Ser. 2005-W2, Class M1, 0.67%, due 10/25/35	122	µ
	325	Bear Stearns Asset Backed Securities I Trust, Ser. 2006-HE1, Class 1M3, 0.63%, due 12/25/35	270	µ
	229	Bear Stearns Asset Backed Securities Trust, Ser. 2004-SD3, Class M2, 1.43%, due 9/25/34	215	µ
	310	Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class M1, 0.66%, due 10/25/35	270	µ
	330	Carrington Mortgage Loan Trust, Ser. 2006-NC1, Class A4, 0.49%, due 1/25/36	271	µ
	325	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 0.42%, due 5/25/36	265	µ
	310	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 0.66%, due 10/25/35	271	µ
	201	Ellington Loan Acquisition Trust, Ser. 2007-2, Class A2E, 1.28%, due 5/25/37	180	ñµ
	285	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.16%, due 4/25/35	251	µ
	110	JP Morgan Mortgage Acquisition Trust, Ser. 2007-CH1, Class MV2, 0.45%, due 11/25/36	94	µ
	300	MASTR Asset Backed Securities Trust, Ser. 2006-HE1, Class A4, 0.47%, due 1/25/36	273	µ
	310	Morgan Stanley Capital I, Ser. 2005-HE3, Class M4, 1.16%, due 7/25/35	274	µ
	226	Morgan Stanley Dean Witter Capital I, Ser. 2002-AM2, Class M1, 1.31%, due 5/25/32	214	µ
	250	New Century Home Equity Loan Trust, Ser. 2005-B, Class A2D, 0.58%, due 10/25/35	233	µ
	300	Park Place Securities, Inc., Ser. 2005-WCH1, Class M4, 1.43%, due 1/25/36	267	µ
	236	Popular Mortgage Pass-Through Trust, Ser. 2005-5, Class MV1, 0.61%, due 11/25/35	221	µ
	250	RAAC, Ser. 2006-SP2, Class M1, 0.52%, due 2/25/36	223	µ
	266	Renaissance Home Equity Loan Trust, Ser. 2005-2, Class AV3, 0.55%, due 8/25/35	240	µ
	140	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ1, Class M5, 0.81%, due 4/25/35	125	µ
	300	Residential Asset Mortgage Products, Inc., Ser. 2005-RZ2, Class M4, 0.74%, due 5/25/35	263	µ
	250	Residential Asset Mortgage Products, Inc., Ser. 2005-RS7, Class M1, 0.68%, due 7/25/35	218	µ
	288	Residential Asset Securities Corp., Ser. 2005-KS10, Class M2, 0.62%, due 11/25/35	249	µ
	230	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.16%, due 7/25/34	214	µ
	220	Soundview Home Equity Loan Trust, Ser. 2005-OPT1, Class M2, 0.63%, due 6/25/35	193	µ
	130	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 0.65%, due 11/25/35	108	µ
	185	Structured Asset Securities Corp., Ser. 2005-WF4, Class M4, 0.76%, due 11/25/35	156	µ
	185	Structured Asset Securities Corp., Ser. 2006-AM1, Class A4, 0.34%, due 4/25/36	175	µ
		Total Asset-Backed Securities (Cost $5,864)	5,993
Government Securities (27.9%)
Sovereign (27.9%)
AUD	510	Australia Government Bond, Senior Unsecured Notes, Ser. 139, 3.25%, due 4/21/25	426	[a]
	$93	Belize Government International Bond, Senior Unsecured Notes, 5.00%, due 2/20/38	70	**
	200	Bolivian Government International Bond, Senior Unsecured Notes, 5.95%, due 8/22/23	210
	101	Brazilian Government International Bond, Senior Unsecured Notes, 8.75%, due 2/4/25	135

See Notes to Schedule of Investments

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT			VALUE†
(000's omitted)			(000's omitted)[z]
	$165	Brazilian Government International Bond, Senior Unsecured Notes, 8.25%, due 1/20/34	$218
	182	Colombia Government International Bond, Senior Unsecured Notes, 8.13%, due 5/21/24	241
	100	Croatia Government International Bond, Senior Unsecured Notes, 6.75%, due 11/5/19	112
	26	Dominican Republic International Bond, Senior Unsecured Notes, 9.04%, due 1/23/18	28
	200	Ecuador Government International Bond, Unsecured Notes, 7.95%, due 6/20/24	195
	117	El Salvador Government International Bond, Unsecured Notes, 6.38%, due 1/18/27	119
	66	Hungary Government International Bond, Senior Unsecured Notes, 5.75%, due 11/22/23	76
	132	Hungary Government International Bond, Senior Unsecured Notes, 7.63%, due 3/29/41	190
	200	Indonesia Government International Bond, Senior Unsecured Notes, 8.50%, due 10/12/35	289
EUR	90	Italy Buoni Poliennali Del Tesoro, Bonds, 2.50%, due 12/1/24	110	[a]
EUR	150	Italy Buoni Poliennali Del Tesoro, Bonds, 4.00%, due 2/1/37	215	[a]
EUR	59	Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	89	[a]
	$200	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	191	**
MXN	8,790	Mexican Bonos, Bonds, Ser. M, 8.00%, due 12/7/23	654	[a]
MXN	8,310	Mexican Bonos, Bonds, Ser. M, 7.75%, due 11/13/42	625	[a]
	$200	Morocco Government International Bond, Senior Unsecured Notes, 4.25%, due 12/11/22	205
NZD	4,125	New Zealand Government Bond, Senior Unsecured Notes, Ser. 423, 5.50%, due 4/15/23	3,626	[a]
	$75	Panama Government International Bond, Senior Unsecured Notes, 6.70%, due 1/26/36	97
	30	Peruvian Government International Bond, Senior Unsecured Notes, 8.75%, due 11/21/33	47
	76	Philippine Government International Bond, Senior Unsecured Notes, 9.50%, due 2/2/30	128
	200	Republic of Serbia, Senior Unsecured Notes, 5.25%, due 11/21/17	207
	28	Republic of Serbia, Senior Unsecured Notes, 6.75%, due 11/1/24	28	**
EUR	60	Romanian Government International Bond, Senior Unsecured Euro Medium-Term Notes,	78	[a]
		4.63%, due 9/18/20
	$40	Romanian Government International Bond, Senior Unsecured Notes, 6.13%, due 1/22/44	50	ñ
	200	Russian Foreign Bond - Eurobond, Senior Unsecured Notes, 5.00%, due 4/29/20	203
ZAR	8,445	South Africa Government Bond, Bonds, Ser. R214, 6.50%, due 2/28/41	559	[a]
	$100	South Africa Government International Bond, Senior Unsecured Notes, 6.88%, due 5/27/19	115
	100	South Africa Government International Bond, Senior Unsecured Notes, 4.67%, due 1/17/24	105
EUR	75	Spain Government Bond, Bonds, 5.15%, due 10/31/44	131	ña
EUR	200	Spain Government Bond, Senior Unsecured Notes, 4.65%, due 7/30/25	291	ña
EUR	75	Spain Government Bond, Senior Unsecured Notes, 1.95%, due 7/30/30	84	ña
	$100	Turkey Government International Bond, Senior Unsecured Notes, 7.50%, due 7/14/17	111
	183	Turkey Government International Bond, Senior Unsecured Notes, 7.38%, due 2/5/25	225
	25	Uruguay Government International Bond, Senior Unsecured Notes, 7.63%, due 3/21/36	35
	100	Venezuela Government International Bond, Senior Unsecured Notes, 8.25%, due 10/13/24	44
	50	Venezuela Government International Bond, Senior Unsecured Notes, 9.25%, due 5/7/28	22
	110	Venezuela Government International Bond, Senior Unsecured Notes, 9.38%, due 1/13/34	50
		Total Government Securities (Cost $10,601)	10,634
NUMBER OF SHARES
Exchange Traded Funds (4.3%)
	9,100	iShares iBoxx $ High Yield Corporate Bond ETF	828	@
	21,000	SPDR Barclays Capital High Yield Bond ETF	828	@
		Total Exchange Traded Funds (Cost $1,696)	1,656
Short-Term Investments (8.5%)
	3,250,202	State Street Institutional Liquid Reserves Fund Premier Class (Cost $3,250)	3,250	@
		Total Investments (97.8%) (Cost $37,391)	37,321	##
		Cash, receivables and other assets, less liabilities (2.2%)	836	[b]
		Total Net Assets (100.0%)	$38,157

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman New York Municipal Income Fund ("New York Municipal Income"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of the Funds' investments in exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of bank loan obligations is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies, with the exception of closed-end funds, if any, are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs,

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2015:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$85,783	$—	$85,783
U.S. Government Agency Securities	—	5,268	—	5,268
Mortgage-Backed Securities^	—	103,592	—	103,592
Corporate Debt Securities^	—	68,149	—	68,149
Asset-Backed Securities	—	12,030	—	12,030
Government Securities	—	15,395	—	15,395
Short-Term Investments	—	21,228	—	21,228
Total Investments	—	311,445	—	311,445
Floating Rate Income
Investments:
Bank Loan Obligations
Air Transport	—	913	3,103	4,016
Automotive	—	5,234	704	5,938
Building & Development	—	8,848	2,507	11,355
Business Equipment & Services	—	39,137	2,494	41,631
Electronics—Electrical	—	24,750	951	25,701
Financial Intermediaries	—	16,381	105	16,486
Industrial Equipment	—	16,632	2,417	19,049
Lodging & Casinos	—	33,342	1,062	34,404
Oil & Gas	—	5,342	439	5,781
Radio & Television	—	8,428	3,770	12,198
Other Bank Loan Obligations^	—	170,103	—	170,103

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Total Bank Loan Obligations	$—	$329,110	$17,552	$346,662
Corporate Debt Securities^	—	9,705	—	9,705
Short-Term Investments	—	30,638	—	30,638
Total Investments	—	369,453	17,552	387,005
High Income
Investments:
Bank Loan Obligations^	—	153,203	—	153,203
Corporate Debt Securities^	—	3,242,868	—	3,242,868
Short-Term Investments	—	122,907	—	122,907
Total Investments	—	3,518,978	—	3,518,978
Municipal Intermediate Bond
Investments:
Municipal Notes^	—	150,937	—	150,937
Total Investments	—	150,937	—	150,937
New York Municipal Income
Investments:
Municipal Notes^	—	64,576	—	64,576
Total Investments	—	64,576	—	64,576
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	15,192	—	15,192
Mortgage-Backed Securities^	—	18,266	—	18,266
Corporate Debt Securities^	—	20,859	—	20,859
Asset-Backed Securities	—	11,718	—	11,718
Short-Term Investments	—	2,185	—	2,185
Total Investments	—	68,220	—	68,220
Short Duration High Income
Investments:
Bank Loan Obligations^	—	20,210	—	20,210
Corporate Debt Securities
Air Transportation	—	—	175	175
Other Corporate Debt Securities^	—	189,604	—	189,604
Total Corporate Debt Securities	—	189,604	175	189,779
Short-Term Investments	—	9,044	—	9,044
Total Investments	—	218,858	175	219,033

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Strategic Income
Investments:
Bank Loan Obligations
Air Transport	$—	$1,503	$732	$2,235
Automotive	—	3,886	281	4,167
Building & Development	—	3,966	852	4,818
Business Equipment & Services	—	19,867	327	20,194
Electronics—Electrical	—	11,819	372	12,191
Financial Intermediaries	—	7,652	827	8,479
Industrial Equipment	—	7,357	973	8,330
Lodging & Casinos	—	15,668	506	16,174
Oil & Gas	—	2,086	208	2,294
Radio & Television	—	4,679	1,503	6,182
Other Bank Loan Obligations^	—	88,910	—	88,910
Total Bank Loan Obligations	—	167,393	6,581	173,974
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	97,659	—	97,659
U.S. Government Agency Securities	—	32,083	—	32,083
Mortgage-Backed Securities
Commercial Mortgage-Backed	—	138,177	896	139,073
Other Mortgage-Backed Securities^	—	635,618	—	635,618
Total Mortgage-Backed Securities	—	773,795	896	774,691
Corporate Debt Securities
Air Transportation	—	—	377	377
Other Corporate Debt Securities^	—	769,722	—	769,722
Total Corporate Debt Securities	—	769,722	377	770,099
Asset-Backed Securities	—	329,919	—	329,919
Government Securities	—	190,349	—	190,349
Exchange Traded Funds	138,390	—	—	138,390
Mutual Funds	—	151,996	—	151,996
Short-Term Investments	—	68,497	—	68,497
Total Investments	138,390	2,581,413	7,854	2,727,657
Unconstrained Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	1,000	—	1,000
Mortgage-Backed Securities^	—	1,209	—	1,209
Corporate Debt Securities^	—	12,991	—	12,991
Municipal Notes	—	588	—	588

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Asset-Backed Securities	$—	$5,993	$—	$5,993
Government Securities	—	10,634	—	10,634
Exchange Traded Funds	1,656	—	—	1,656
Short-Term Investments	—	3,250	—	3,250
Total Investments	1,656	35,665	—	37,321

^ The Schedule of Investments provides information on the industry or state categorization for the portfolio.

§ The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/15
Investments in Securities:
Floating Rate Income
Bank Loan Obligations
Air Transport	$2,311	$—	$(38)	$36	$3,090	$(2,296)	$—	$—	$3,103	$36
Automotive	623	—	—	—	704	—	—	(623)	704	—
Building & Development	597	2	—	45	—	(6)	2,466	(597)	2,507	45
Business Equipment & Services	5,863	—	(28)	(19)	—	(394)	—	(2,928)	2,494	(19)
Electronics—Electrical	944	—	—	12	—	(5)	—	—	951	12
Financial Intermediaries	—	—	—	1	—	(33)	137	—	105	1
Food Products	253	—	—	—	—	—	—	(253)	—	—
Industrial Equipment	—	—	(67)	(7)	100	(562)	2,953	—	2,417	(7)
Lodging & Casinos	3,394	—	—	3	417	—	—	(2,752)	1,062	3
Oil & Gas	—	—	6	13	757	(337)	—	—	439	13
Radio & Television	—	1	(30)	17	2,459	(1,002)	2,325	—	3,770	17
Utilities	3,152	—	—	—	—	—	—	(3,152)	—	—
Total	17,137	3	(157)	101	7,527	(4,635)	7,881	(10,305)	17,552	101
Short Duration High Income
Corporate Debt Securities
Air Transport	201	—	(3)	(1)	—	(22)	—	—	175	(1)
Total	201	—	(3)	(1)	—	(22)	—	—	175	(1)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/15
Strategic Income
Bank Loan Obligations
Air Transport	$1,056	$—	$—	$7	$725	$—	$—	$(1,056)	$732	$7
Automotive	209	—	—	—	281	—	—	(209)	281	—
Building & Development	1,180	—	—	15	—	(2)	839	(1,180)	852	15
Business Equipment & Services	1,337	—	—	(14)	—	—	—	(996)	327	(14)
Chemicals & Plastics	606	—	—	—	—	—	—	(606)	—	—
Electronics—Electrical	370	—	—	4	—	(2)	—	—	372	4
Financial Intermediaries	—	1	—	8	—	(264)	1,082	—	827	8
Food Products	83	—	—	—	—	—	—	(83)	—	—
Industrial Equipment	—	—	—	(20)	120	(3)	876	—	973	(20)
Lodging & Casinos	1,298	—	—	1	116	—	—	(909)	506	1
Oil & Gas	—	—	3	6	359	(160)	—	—	208	6
Radio & Television	—	—	—	(1)	—	(40)	1,544	—	1,503	(1)
Utilities	1,493	—	—	—	—	—	—	(1,493)	—	—
Mortgage-Backed Securities
Commercial Mortgage- Backed	924	—	—	(28)	—	—	—	—	896	(28)
Corporate Debt Securities
Air Transportation	386	—	(1)	4	—	(12)	—	—	377	4
Total	8,942	1	2	(18)	1,601	(483)	4,341	(6,532)	7,854	(18)

Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Funds do not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the six months ended April 30, 2015, certain securities were transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, approximately $10,305,000 and $6,532,000 was transferred from Level 3 to Level 2 for Floating Rate Income and Strategic Income, respectively, as a result of an increase in the number of observable inputs that were readily available to the independent pricing service. Also, approximately $7,881,000 and $4,341,000 were transferred from Level 2 to Level 3 for Floating Rate Income and Strategic Income, respectively, as a result of a decrease in the number of observable inputs that were readily available to the independent pricing service. As of the period ended April 30, 2015, the Funds had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2015:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures contracts (unrealized appreciation)	$126	$—	$—	$126
Strategic Income
Futures contracts (unrealized appreciation)	$1,103	$—	$—	$1,103
Unconstrained Bond
Futures contracts (unrealized appreciation)	$38	$—	$—	$38
Forward contracts (unrealized appreciation)	—	387	—	387
Unconstrained Bond Total	$38	$387	$—	$425

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2015:

Liability Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures contracts (unrealized depreciation)	$(538)	$—	$—	$(538)
Strategic Income
Futures contracts (unrealized depreciation)	$(9,118)	$—	$—	$(9,118)
Unconstrained Bond
Futures contracts (unrealized depreciation)	$(277)	$—	$—	$(277)
Forward contracts (unrealized depreciation)	—	(655)	—	(655)
Unconstrained Bond Total	$(277)	$(655)	$—	$(932)

## At April 30, 2015, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$309,486	$4,017	$2,058	$1,959
Floating Rate Income	387,952	2,665	3,612	(947)
High Income	3,485,256	100,156	66,434	33,722
Municipal Intermediate Bond	145,196	6,067	326	5,741
New York Municipal Income	62,049	2,632	105	2,527
Short Duration	68,462	201	443	(242)
Short Duration High Income	221,206	1,333	3,506	(2,173)
Strategic Income	2,722,514	40,083	34,940	5,143
Unconstrained Bond	37,391	603	673	(70)

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

April 30, 2015, these securities amounted to approximately $17,628,000 or 6.3% of net assets for Core Bond, approximately $3,378,000 or 0.9% of net assets for Floating Rate Income, approximately $884,567,000 or 25.3% of net assets for High Income, approximately $6,728,000 or 10.2% of net assets for Short Duration, approximately $47,645,000 or 22.0% of net assets for Short Duration High Income, approximately $194,630,000 or 9.1% of net assets for Strategic Income and approximately $1,137,000 or 3.0% of net assets for Unconstrained Bond.

Ñ These securities have been deemed by the investment manager to be illiquid. At April 30, 2015, these securities amounted to approximately $27,894,000 or 7.5% of net assets for Floating Rate Income, approximately $67,810,000 or 1.9% of net assets for High Income Bond, approximately $5,130,000 or 2.4% of net assets for Short Duration High Income and approximately $12,040,000 or 0.6% of net assets for Strategic Income.

Ø All or a portion of this security was purchased on a when-issued basis. At April 30, 2015, these securities amounted to $38,253,000 for Core Bond, $17,051,000 for High Income Bond, $724,000 for Municipal Intermediate Bond, $535,000 for New York Municipal Income, $795,000 for Short Duration High Income, $665,768,000 for Strategic Income and $826,000 for Unconstrained Bond. For TBA (to be announced) securities, the maturity date was not known at the time of investment.

ß Security is guaranteed by the corporate or non-profit obligor.

¢ All or a portion of this security was purchased on a delayed delivery basis.

^^ All or a portion of this security has not settled as of April 30, 2015 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

‡ Security had an event of default.

@ All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments and/or financial futures contracts and/or forward contracts and/or delayed delivery purchase commitments.

µ Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of April 30, 2015, and their final maturities.

a Principal amount is stated in the currency in which the security is denominated.

AUD = Australian Dollar

EUR = Euro

GBP = Pound Sterling

MXN = Mexican Peso

NZD = New Zealand Dollar

ZAR = South African Rand

c Payment-in-kind (PIK) security for which part of the income earned may be paid as additional principal.

f Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

z A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

§§ Affiliated issuer (see Note F of Notes to Financial Statements).

** Step Bond: Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

b See Note A-12 in the Notes to Financial Statements for the Fund's open positions in derivatives at April 30, 2015.

See Notes to Financial Statements

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND
	April 30, 2015	April 30, 2015	April 30, 2015	April 30, 2015	April 30, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$311,445	$387,005	$3,518,978	$150,937	$64,576
Affiliated issuers	—	—	—	—	—
	311,445	387,005	3,518,978	150,937	64,576
Cash	1,860	110	—	3,989	266
Foreign currency*	115	—	—	—	—
Cash collateral segregated for futures contracts (Note A)	1,211	—	—	—	—
Dividend and interest receivable	1,788	1,606	58,071	1,887	824
Receivable for securities sold	5,806	7,867	39,263	2,469	—
Receivable for variation margin on futures contracts (Note A)	184	—	—	—	—
Receivable for Fund shares sold	202	350	8,459	91	—
Receivable from Management—net (Note B)	—	—	—	—	—
Receivable for open forward foreign currency contracts (Note A)	—	—	—	—	—
Prepaid expenses and other assets	54	77	126	25	14
Total Assets	322,665	397,015	3,624,897	159,398	65,680
Liabilities
Distributions payable	132	262	2,895	60	15
Payable for open forward foreign currency contracts (Note A)	—	—	—	—	—
Payable for securities purchased	42,498	23,394	117,839	730	540
Payable for Fund shares redeemed	468	398	3,777	233	5
Payable to investment manager—net (Notes A & B)	57	152	1,371	33	13
Payable to administrator—net (Note B)	19	40	505	3	8
Payable to trustees	1	1	1	1	1
Accrued expenses and other payables	75	147	387	100	65
Total Liabilities	43,250	24,394	126,775	1,160	647
Net Assets	$279,415	$372,621	$3,498,122	$158,238	$65,033
Net Assets consist of:
Paid-in capital	$276,482	$377,755	$3,486,152	$152,258	$62,354
Undistributed net investment income (loss)	—	—	183	—	12
Distributions in excess of net investment income	(331)	(250)	—	—	—
Accumulated net realized gains (losses) on investments	208	(3,954)	(22,896)	239	140
Net unrealized appreciation (depreciation) in value of investments	3,056	(930)	34,683	5,741	2,527
Net Assets	$279,415	$372,621	$3,498,122	$158,238	$65,033
Net Assets
Investor Class	$13,003	$—	$226,747	$17,303	$—
Trust Class	—	—	—	—	—
Institutional Class	225,775	316,447	2,148,378	135,500	65,033
Class A	37,416	24,882	181,311	3,406	—
Class C	3,221	31,292	48,879	2,029	—
Class R3	—	—	9,027	—	—
Class R6	—	—	883,780	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,234	—	24,970	1,460	—
Trust Class	—	—	—	—	—
Institutional Class	21,387	31,157	236,195	11,441	3,701
Class A	3,556	2,450	19,970	288	—
Class C	306	3,081	5,374	171	—
Class R3	—	—	994	—	—
Class R6	—	—	97,164	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.54	$—	$9.08	$11.85	$—
Trust Class	—	—	—	—	—
Institutional Class	10.56	10.16	9.10	11.84	17.57
Class R3	—	—	9.09	—	—
Class R6	—	—	9.10	—	—
Net Asset Value and redemption price per share
Class A	$10.52	$10.16	$9.08	$11.84	$—
Offering Price per share
Class A‡	$10.99	$10.61	$9.48	$12.37	$—
Net Asset Value and offering price per share
Class C^	$10.53	$10.16	$9.10	$11.84	$—
See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	April 30, 2015	April 30, 2015	April 30, 2015	April 30, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$68,220	$219,033	$2,575,661	$37,321
Affiliated issuers	—	—	151,996	—
	68,220	219,033	2,727,657	37,321
Cash	—	—	25,955	—
Foreign currency*	—	—	1,231	1,255
Cash collateral segregated for futures contracts (Note A)	—	—	10,257	479
Dividend and interest receivable	162	3,388	15,574	381
Receivable for securities sold	—	1,840	32,356	—
Receivable for variation margin on futures contracts (Note A)	—	—	7,683	72
Receivable for Fund shares sold	33	—	19,738	—
Receivable from Management—net (Note B)	12	—	—	31
Receivable for open forward foreign currency contracts (Note A)	—	—	—	387
Prepaid expenses and other assets	48	15	102	35
Total Assets	68,475	224,276	2,840,553	39,961
Liabilities
Distributions payable	6	2	1,230	—
Payable for open forward foreign currency contracts (Note A)	—	—	—	655
Payable for securities purchased	684	7,025	699,496	1,070
Payable for Fund shares redeemed	1,739	100	3,323	—
Payable to investment manager—net (Notes A & B)	14	80	868	14
Payable to administrator—net (Note B)	—	13	507	—
Payable to trustees	1	1	1	1
Accrued expenses and other payables	62	96	282	64
Total Liabilities	2,506	7,317	705,707	1,804
Net Assets	$65,969	$216,959	$2,134,846	$38,157
Net Assets consist of:
Paid-in capital	$80,392	$220,023	$2,126,324	$39,477
Undistributed net investment income (loss)	27	—	—	—
Distributions in excess of net investment income	—	(5)	(307)	(89)
Accumulated net realized gains (losses) on investments	(14,360)	(896)	8,970	(619)
Net unrealized appreciation (depreciation) in value of investments	(90)	(2,163)	(141)	(612)
Net Assets	$65,969	$216,959	$2,134,846	$38,157
Net Assets
Investor Class	$30,022	$—	$—	$—
Trust Class	3,018	—	49,628	—
Institutional Class	26,710	213,575	1,282,251	22,946
Class A	4,555	3,001	390,960	7,053
Class C	1,664	383	204,867	1,149
Class R3	—	—	—	—
Class R6	—	—	207,140	7,009
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	3,794	—	—	—
Trust Class	400	—	4,428	—
Institutional Class	3,377	21,336	114,395	2,375
Class A	604	300	34,845	730
Class C	221	38	18,278	119
Class R3	—	—	—	—
Class R6	—	—	18,493	726
Net Asset Value, offering and redemption price per share
Investor Class	$7.91	$—	$—	$—
Trust Class	7.54	—	11.21	—
Institutional Class	7.91	10.01	11.21	9.66
Class R3	—	—	—	—
Class R6	—	—	11.20	9.66
Net Asset Value and redemption price per share
Class A	$7.54	$10.01	$11.22	$9.66
Offering Price per share
Class A‡	$7.73	$10.45	$11.72	$10.09
Net Asset Value and offering price per share
Class C^	$7.54	$10.01	$11.21	$9.66

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND
	April 30, 2015	April 30, 2015	April 30, 2015	April 30, 2015	April 30, 2015
*Cost of Investments:
Unaffiliated issuers	$307,936	$387,935	$3,484,295	$145,196	$62,049
Affiliated issuers	—	—	—	—	—
Total cost of investments	$307,936	$387,935	$3,484,295	$145,196	$62,049
Total cost of foreign currency	$153	$—	$—	$—	$—

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	April 30, 2015	April 30, 2015	April 30, 2015	April 30, 2015
*Cost of Investments:
Unaffiliated issuers	$68,311	$221,196	$2,558,286	$37,391
Affiliated issuers	—	—	160,972	—
Total cost of investments	$68,311	$221,196	$2,719,258	$37,391
Total cost of foreign currency	$—	$—	$1,719	$1,284

Statements of Operations (Unaudited)

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND
	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$3,603	$8,823	$108,953	$2,313	$1,093
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Dividend income—unaffiliated issuers	—	—	—	—	—
Total income	$3,603	$8,823	$108,953	$2,313	$1,093
Expenses:
Investment management fees (Note B)	313	939	8,312	199	83
Administration fees (Note B)	75	113	1,039	48	20
Administration fees (Note B):
Investor Class	14	—	256	18	—
Trust Class	—	—	—	—	—
Institutional Class	89	141	957	60	30
Class A	37	30	269	6	—
Class C	4	35	55	2	—
Class R3	—	—	9	—	—
Class R6	—	—	78	—	—
Distribution fees (Note B):
Investor Class	17	—	—	—	—
Trust Class	—	—	—	—	—
Class A	43	37	320	7	—
Class C	18	165	260	10	—
Class R3	—	—	22	—	—
Shareholder servicing agent fees:
Investor Class	9	—	45	5	—
Trust Class	—	—	—	—	—
Institutional Class	8	13	109	5	24
Class A	4	3	42	1	—
Class C	1	3	5	—	—
Class R3	—	—	1	—	—
Class R6	—	—	27	—	—
Audit fees	15	17	30	28	15
Custodian and accounting fees	76	164	295	59	24
Insurance expense	3	9	52	2	1
Legal fees	71	56	56	55	58
Registration and filing fees	43	27	155	29	11
Shareholder reports	1	15	141	4	4
Trustees' fees and expenses	16	16	16	16	16
Miscellaneous	13	9	74	4	1
Total expenses	870	1,792	12,625	558	287
Expenses reimbursed by Management (Note B)	(187)	(238)	—	(126)	—
Management fees waived (Notes A & B)	—	—	—	—	—
Total net expenses	683	1,554	12,625	432	287
Net investment income (loss)	$2,920	$7,269	$96,328	$1,881	$806

See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$495	$5,224	$34,367	$692
Dividend income—affiliated issuers (Note F)	—	—	4,297	—
Dividend income—unaffiliated issuers	—	—	1,709	45
Total income	$495	$5,224	$40,373	$737
Expenses:
Investment management fees (Note B)	87	487	5,156	103
Administration fees (Note B)	21	65	562	11
Administration fees (Note B):
Investor Class	32	—	—	—
Trust Class	7	—	83	—
Institutional Class	12	96	506	10
Class A	7	3	369	8
Class C	2	—	200	1
Class R3	—	—	—	—
Class R6	—	—	16	1
Distribution fees (Note B):
Investor Class	—	—	—	—
Trust Class	—	—	24	—
Class A	8	4	439	9
Class C	11	2	950	5
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	15	—	—	—
Trust Class	—	—	4	—
Institutional Class	1	7	52	1
Class A	1	1	50	—
Class C	—	—	15	—
Class R3	—	—	—	—
Class R6	—	—	6	—
Audit fees	30	17	33	26
Custodian and accounting fees	40	85	315	62
Insurance expense	1	3	20	1
Legal fees	55	55	56	56
Registration and filing fees	40	37	116	57
Shareholder reports	4	3	53	9
Trustees' fees and expenses	16	16	16	16
Miscellaneous	3	5	84	7
Total expenses	393	886	9,125	383
Expenses reimbursed by Management (Note B)	(160)	(67)	(269)	(218)
Management fees waived (Notes A & B)	—	—	(450)	—
Total net expenses	233	819	8,406	165
Net investment income (loss)	$262	$4,405	$31,967	$572

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	NEW YORK MUNICIPAL INCOME FUND
	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,859	(1,778)	(21,786)	240	140
Sales of investment securities of affiliated issuers	—	—	—	—	—
Realized gain distributions from affiliated issuers	—	—	—	—	—
Financial futures contracts	(492)	—	—	—	—
Foreign currency	83	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	179	2,713	(31,415)	(978)	(549)
Affiliated investment securities	—	—	—	—	—
Financial futures contracts	(299)	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency	(45)	—	—	—	—
Net gain (loss) on investments	1,285	935	(53,201)	(738)	(409)
Increase (decrease) in net assets from operations	$4,205	$8,204	$43,127	$1,143	$397

See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015	For the Six Months Ended April 30, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(89)	(605)	18,151	(472)
Sales of investment securities of affiliated issuers	—	—	(2,711)	—
Realized gain distributions from affiliated issuers	—	—	168	—
Financial futures contracts	—	—	(2,707)	(1,104)
Foreign currency	—	—	1,346	406
Forward foreign currency contracts	—	—	—	706
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	126	(322)	(5,409)	18
Affiliated investment securities	—	—	(8,257)	—
Financial futures contracts	—	—	(8,815)	(102)
Forward foreign currency contracts	—	—	—	(331)
Foreign currency	—	—	(627)	(42)
Net gain (loss) on investments	37	(927)	(8,861)	(921)
Increase (decrease) in net assets from operations	$299	$3,478	$23,106	$(349)

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,920	$4,848	$7,269	$20,460	$96,328	$187,580
Net realized gain (loss) on investments	1,450	(466)	(1,778)	(1,196)	(21,786)	24,017
Net increase from payments by affiliates (Note B)	—	43	—	36	—	123
Change in net unrealized appreciation (depreciation) of investments	(165)	3,573	2,713	(7,858)	(31,415)	(75,656)
Net increase (decrease) in net assets resulting from operations	4,205	7,998	8,204	11,442	43,127	136,064
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(148)	(285)	—	—	(6,652)	(15,914)
Trust Class	—	—	—	—	—	—
Institutional Class	(2,616)	(3,868)	(6,258)	(17,341)	(59,537)	(109,132)
Class A	(387)	(687)	(532)	(1,894)	(6,695)	(19,918)
Class C	(26)	(55)	(479)	(1,225)	(1,165)	(2,619)
Class R3	—	—	—	—	(223)	(521)
Class R6	—	—	—	—	(22,056)	(39,476)
Net realized gain on investments:
Investor Class	(26)	(17)	—	—	(1,763)	(7,669)
Trust Class	—	—	—	—	—	—
Institutional Class	(356)	(191)	—	—	(14,306)	(47,434)
Class A	(65)	(40)	—	—	(2,074)	(9,775)
Class C	(7)	(5)	—	—	(373)	(1,474)
Class R3	—	—	—	—	(64)	(263)
Class R6	—	—	—	—	(5,073)	(13,246)
Tax return of capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(3,631)	(5,148)	(7,269)	(20,460)	(119,981)	(267,441)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	683	2,512	—	—	15,255	57,426
Trust Class	—	—	—	—	—	—
Institutional Class	78,199	47,476	54,162	189,403	812,802	1,359,995
Class A	7,977	13,692	2,976	14,127	74,901	161,287
Class C	529	344	1,310	7,931	2,462	10,710
Class R3	—	—	—	—	1,202	4,230
Class R6	—	—	—	—	180,161	327,144
Proceeds from reinvestment of dividends and distributions:
Investor Class	161	286	—	—	7,969	22,296
Trust Class	—	—	—	—	—	—
Institutional Class	2,377	3,193	4,872	14,297	52,735	113,506
Class A	418	705	373	1,417	8,036	26,643
Class C	13	27	237	599	832	2,260
Class R3	—	—	—	—	242	663
Class R6	—	—	—	—	27,128	52,722

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND		NEW YORK MUNICIPAL INCOME FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,881	$3,788	$806	$1,655
Net realized gain (loss) on investments	240	165	140	156
Net increase from payments by affiliates (Note B)	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(978)	5,322	(549)	2,258
Net increase (decrease) in net assets resulting from operations	1,143	9,275	397	4,069
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(195)	(403)	—	—
Trust Class	—	—	—	—
Institutional Class	(1,615)	(3,247)	(806)	(1,655)
Class A	(58)	(119)	—	—
Class C	(13)	(19)	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Net realized gain on investments:
Investor Class	(18)	(113)	—	—
Trust Class	—	—	—	—
Institutional Class	(139)	(806)	(155)	(136)
Class A	(6)	(33)	—	—
Class C	(2)	(9)	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(2,046)	(4,749)	(961)	(1,791)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	347	1,395	—	—
Trust Class	—	—	—	—
Institutional Class	8,288	15,043	576	1,155
Class A	625	6,826	—	—
Class C	1,293	292	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	175	429	—	—
Trust Class	—	—	—	—
Institutional Class	1,458	3,462	857	1,602
Class A	53	119	—	—
Class C	4	11	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Payments for shares redeemed:
Investor Class	(1,560)	(2,856)	—	—	(57,093)	(114,169)
Trust Class	—	—	—	—	—	—
Institutional Class	(24,251)	(49,644)	(102,041)	(268,143)	(790,484)	(1,223,263)
Class A	(2,971)	(13,109)	(13,260)	(54,720)	(208,351)	(255,621)
Class C	(811)	(1,949)	(7,792)	(22,204)	(10,245)	(13,702)
Class R3	—	—	—	—	(1,814)	(5,790)
Class R6	—	—	—	—	(68,375)	(129,888)
Net increase (decrease) from Fund share transactions	60,764	677	(59,163)	(117,293)	47,363	396,449
Net Increase (Decrease) in Net Assets	61,338	3,527	(58,228)	(126,311)	(29,491)	265,072
Net Assets:
Beginning of period	218,077	214,550	430,849	557,160	3,527,613	3,262,541
End of period	$279,415	$218,077	$372,621	$430,849	$3,498,122	$3,527,613
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—	$183	$183
Distributions in excess of net investment income at end of period	$(331)	$(74)	$(250)	$(250)	$—	$—

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND		NEW YORK MUNICIPAL INCOME FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Payments for shares redeemed:
Investor Class	(513)	(3,746)	—	—
Trust Class	—	—	—	—
Institutional Class	(8,783)	(19,008)	(3,507)	(5,638)
Class A	(6,120)	(3,195)	—	—
Class C	(753)	(373)	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Net increase (decrease) from Fund share transactions	(3,926)	1,255	(2,074)	(2,881)
Net Increase (Decrease) in Net Assets	(4,829)	5,781	(2,638)	(603)
Net Assets:
Beginning of period	163,067	157,286	67,671	68,274
End of period	$158,238	$163,067	$65,033	$67,671
Undistributed net investment income (loss) at end of period	$—	$—	$12	$12
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$262	$563	$4,405	$6,802
Net realized gain (loss) on investments	(89)	14	(605)	(290)
Net increase from payments by affiliates (Note B)	—	4	—	1
Change in net unrealized appreciation (depreciation) of investments	126	(199)	(322)	(2,204)
Net increase (decrease) in net assets resulting from operations	299	382	3,478	(4,309)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(163)	(406)	—	—
Trust Class	(15)	(41)	—	—
Institutional Class	(178)	(306)	(4,341)	(6,698)
Class A	(29)	(83)	(59)	(97)
Class C	(2)	(8)	(5)	(9)
Class R3	—	—	—	—
Class R6	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	(137)
Class A	—	—	—	(2)
Class C	—	—	—	(0)
Class R3	—	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(387)	(844)	(4,405)	(6,943)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,348	1,871	—	—
Trust Class	153	609	—	—
Institutional Class	3,857	20,664	21,605	125,374
Class A	1,192	4,810	315	3,136
Class C	889	1,246	13	307
Class R3	—	—	—	—
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	153	381	—	—
Trust Class	15	41	—	—
Institutional Class	158	264	4,327	6,835
Class A	18	40	47	80
Class C	1	3	5	9
Class R3	—	—	—	—
Class R6	—	—	—	—

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Period from February 13, 2014 (Commencement of Operations) to October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$31,967	$46,161	$572	$746
Net realized gain (loss) on investments	14,247	2,639	(464)	(308)
Net increase from payments by affiliates (Note B)	—	67	—	—
Change in net unrealized appreciation (depreciation) of investments	(23,108)	14,153	(457)	(155)
Net increase (decrease) in net assets resulting from operations	23,106	63,020	(349)	283
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	(792)	(1,664)	—	—
Institutional Class	(20,199)	(29,816)	(348)	(423)
Class A	(5,582)	(10,174)	(94)	(121)
Class C	(2,361)	(4,973)	(11)	(12)
Class R3	—	—	—	—
Class R6	(2,929)	(2,835)	(109)	(143)
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	(242)	—	—	—
Institutional Class	(5,174)	—	—	—
Class A	(1,597)	—	—	—
Class C	(915)	—	—	—
Class R3	—	—	—	—
Class R6	(789)	—	—	—
Tax return of capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	(2)
Class A	—	—	—	(1)
Class C	—	—	—	(0)
Class R6	—	—	—	(0)
Total distributions to shareholders	(40,580)	(49,462)	(562)	(702)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	4,129	14,203	—	—
Institutional Class	462,365	615,384	—	23,256
Class A	146,296	160,398	46	7,035
Class C	41,244	43,721	162	1,000
Class R3	—	—	—	—
Class R6	56,340	130,063	—	7,000
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	1,028	1,643	—	—
Institutional Class	20,377	23,426	348	424
Class A	5,900	8,279	94	122
Class C	2,210	3,195	11	12
Class R3	—	—	—	—
Class R6	3,718	2,840	109	144

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Payments for shares redeemed:
Investor Class	(2,171)	(4,123)	—	—
Trust Class	(399)	(1,334)	—	—
Institutional Class	(5,758)	(10,362)	(26,365)	(17,661)
Class A	(3,311)	(4,431)	(940)	(740)
Class C	(1,250)	(1,418)	(34)	(136)
Class R3	—	—	—	—
Class R6	—	—	—	—
Net increase (decrease) from Fund share transactions	(5,105)	8,261	(1,027)	117,204
Net Increase (Decrease) in Net Assets	(5,193)	7,799	(1,954)	114,570
Net Assets:
Beginning of period	71,162	63,363	218,913	104,343
End of period	$65,969	$71,162	$216,959	$218,913
Undistributed net investment income (loss) at end of period	$27	$152	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$(5)	$(5)

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Period from February 13, 2014 (Commencement of Operations) to October 31, 2014
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	(4,382)	(10,834)	—	—
Institutional Class	(232,967)	(342,517)	—	(276)
Class A	(68,670)	(173,513)	—	—
Class C	(21,174)	(56,187)	—	—
Class R3	—	—	—	—
Class R6	(636)	(950)	—	—
Net increase (decrease) from Fund share transactions	415,778	419,151	770	38,717
Net Increase (Decrease) in Net Assets	398,304	432,709	(141)	38,298
Net Assets:
Beginning of period	1,736,542	1,303,833	38,298	—
End of period	$2,134,846	$1,736,542	$38,157	$38,298
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—
Distributions in excess of net investment income at end of period	$(307)	$(411)	$(89)	$(99)

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust. Each Fund (except New York Municipal Income and Unconstrained Bond) is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, nine offer Institutional Class shares, eight offer Class A shares, eight offer Class C shares, one offers Class R3 shares and three offer Class R6 shares. New York Municipal Income had no operations until March 11, 2013, other than matters relating to its organization and registration of its shares as a series of the Trust under the 1933 Act. New York Municipal Income was the successor to The Empire Builder Tax Free Bond Fund (the "Predecessor Fund") pursuant to a reorganization that took place prior to March 11, 2013. The financial information prior to March 11, 2013 for the Institutional Class of New York Municipal Income is that of the Builder Class of the Predecessor Fund. Unconstrained Bond had no operations until February 13, 2014, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond), if any, are recorded on the basis of identified cost and stated

separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Strategic Income participated as a class member. The amounts of such proceeds for the six months ended April 30, 2015 were $845 for Strategic Income.

5 Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2015, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: amortization of bond premium; gains and losses from swaps, foreign currencies, futures and forwards; paydown losses on mortgage backed and asset backed securities; non-deductible stock issuance costs; nontaxable distributions paid by the fund; expiration of capital loss carryforwards; and deflation adjustments on U.S. Treasury inflation protected bonds (TIPs). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2014, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Core Bond	$2	$48,880	$(48,882)
Floating Rate Income	—	(1)	1
High Income	—	—	—
Municipal Intermediate Bond	—	—	—
New York Municipal Income	—	—	—
Short Duration	(2,244,689)	281,356	1,963,333
Short Duration High Income	—	—	—
Strategic Income	(2)	1,117,281	(1,117,279)
Unconstrained Bond	(6,817)	(146,292)	153,109

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013, except for New York Municipal Income (see footnotes 1 and 2), was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2014	2013		2014	2013		2014	2013		2014	2013		2014	2013
Core Bond	$5,148,134	$8,973,868		$—	$—		$—	$2,649,482		$—	$381,734		$5,148,134	$12,005,084
Floating Rate Income	20,459,930	17,464,260		—	—		—	—		—	—		20,459,930	17,464,260
High Income	216,822,157	228,534,877		—	—		50,618,938	3,268,594		—	—		267,441,095	231,803,471
Municipal Intermediate Bond	2,920	762,533		3,784,947	3,598,216		960,704	219,147		—	—		4,748,571	4,579,896
New York Municipal Income	3,235	1,039	(1)(2)	1,651,468	1,273,671	(1)(2)	135,895	—	(1)(2)	—	—	(1)(2)	1,790,598	1,274,710	(1)(2)
Short Duration	844,078	1,049,318		—	—		—	—		—	—		844,078	1,049,318
Short Duration High Income	6,942,701	2,691,944		—	—		—	—		—	—		6,942,701	2,691,944
Strategic Income	49,462,525	62,378,683		—	—		—	3,071,502		—	—		49,462,525	65,450,185
Unconstrained Bond	698,429	—		—	—		—	—		3,363	—		701,792	—

(1) Period from March 1, 2013 to October 31, 2013.

(2) During the year ended February 28, 2013, distributions paid from tax-exempt income was $1,423,654.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$452,674	$—	$—	$1,980,123	$—	$(73,134)	$2,359,663
Floating Rate Income	118,523	—	—	(3,653,465)	(2,146,051)	(387,739)	(6,068,732)
High Income	7,145,893	—	20,019,123	65,042,994	—	(3,383,982)	88,824,028
Municipal Intermediate Bond	—	51,800	163,819	6,719,421	—	(51,960)	6,883,080
New York Municipal Income	26,479	—	155,074	3,076,402	—	(14,572)	3,243,383
Short Duration	160,619	—	—	(391,526)	(14,093,768)	(10,350)	(14,335,025)
Short Duration High Income	1,426	—	—	(1,849,865)	(283,569)	(5,430)	(2,137,438)

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Strategic Income	$9,040,450	$—	$—	$18,038,096	$—	$(1,082,950)	$25,995,596
Unconstrained Bond	—	—	—	(169,860)	(206,329)	(32,989)	(409,178)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles; end of year distributions payable; delayed settlement compensation on bank loans; mark-to-market adjustments on swaps, futures and forwards; adjustments related to TIPs; amortization of bond premium; and amortization of organization costs.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on November 1, 2011 (March 1, 2011 for New York Municipal Income (which includes the Predecessor Fund)). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2014, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2015	2016	2017	2018	2019
Floating Rate Income	$—	$—	$—	$—	$835,287
Short Duration	643,625	—	8,069,282	850,271	1,276,932

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Floating Rate Income	$—	$1,310,764
Short Duration	3,041,422	212,236
Short Duration High Income	53,767	229,802
Unconstrained Bond	206,329	—

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2014, Short Duration had capital loss carryforwards expire of $2,244,689. During the year ended October 31, 2014, Strategic Income utilized capital loss carryforwards of $7,036,290.

6 Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7 Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8 Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9 When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

11 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12 Derivative instruments: During the six months ended April 30, 2015, certain of the Funds' use of derivatives, as described below, was limited to financial futures contracts and forward foreign currency contracts. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the six months ended April 30, 2015, the Funds did not enter into centrally cleared credit default swaps. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of the swap. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearing house, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction.

Financial futures contracts: During the six months ended April 30, 2015, Floating Rate Income, High Income, Municipal Intermediate Bond, New York Municipal Income, Short Duration and Short Duration High Income did not enter into any financial futures contracts. During the six months ended April 30, 2015, Core Bond and Strategic Income used financial futures contracts for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2015, Unconstrained Bond used financial futures contracts to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities and to enhance returns.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At April 30, 2015, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Core Bond	June 2015	35 Euro-Buxl Bond, 30 Year	Short	$8,587
Core Bond	June 2015	22 Euro-OAT	Short	(5,996)
Core Bond	June 2015	60 EUR Currency	Short	(212,837)
Core Bond	June 2015	57 MXN Currency	Short	29,994
Core Bond	June 2015	142 U.S. Treasury Note, 10 Year	Short	(206,095)
Core Bond	June 2015	32 U.S. Treasury Note, 5 Year	Short	(34,487)
Core Bond	June 2015	21 U.S. Treasury Note, 2 Year	Short	(17,479)
Core Bond	June 2015	17 U.S. Treasury Long Bond	Short	(16,276)
Core Bond	June 2015	34 U.S. Treasury Bond, Ultra Long	Short	57,980
Core Bond	June 2015	53 NZD Currency	Short	(43,661)
Core Bond	June 2015	58 ZAR Currency	Short	2,680
Core Bond	June 2015	22 Euroyen TIBOR, 90 Day	Long	(747)
Core Bond	December 2015	55 New Zealand Treasury Bill, 90 Day	Long	26,715
Total				$(411,622)
Strategic Income	June 2015	143 AUD/USD Currency	Short	$(177,862)
Strategic Income	June 2015	503 Mini Japanese, 10 Year	Short	(177,883)
Strategic Income	June 2015	396 Euro-Buxl Bond, 30 Year	Short	120,224
Strategic Income	June 2015	62 Euro-Bund	Short	(184)
Strategic Income	June 2015	739 EUR Currency	Short	(2,461,870)
Strategic Income	June 2015	292 Euro-OAT	Short	(79,767)
Strategic Income	June 2015	199 GBP Currency	Short	(536,387)
Strategic Income	June 2015	514 MXN Currency	Short	82,849
Strategic Income	June 2015	519 NZD Currency	Short	(201,055)
Strategic Income	June 2015	119 U.S. Treasury Note, 2 Year	Short	(88,193)
Strategic Income	June 2015	687 U.S. Treasury Note, 5 Year	Short	(846,504)

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Strategic Income	June 2015	2,435 U.S. Treasury Note, 10 Year	Short	$(3,437,705)
Strategic Income	June 2015	356 U.S. Treasury Bond, Ultra Long	Short	700,734
Strategic Income	June 2015	444 ZAR Currency	Short	(489,445)
Strategic Income	June 2015	174 U.S. Treasury Long Bond	Long	(284,397)
Strategic Income	June 2015	315 Euroyen TIBOR, 90 Day	Long	(11,933)
Strategic Income	June 2015	243 UK Long Gilt Bond	Long	(324,905)
Strategic Income	December 2015	377 New Zealand Bank Bill, 3 Month	Long	198,866
Total				$(8,015,417)
Unconstrained Bond	June 2015	22 Canadian Treasury Bond, 10 Year	Short	$31,124
Unconstrained Bond	June 2015	18 Euro-Bund	Short	(32)
Unconstrained Bond	June 2015	9 Euro-Buxl Bond, 30 Year	Short	(49,534)
Unconstrained Bond	June 2015	2 Euro-OAT	Short	(584)
Unconstrained Bond	June 2015	66 Mini Japanese, 10 Year	Short	(23,465)
Unconstrained Bond	June 2015	98 U.S. Treasury Note, 10 Year	Short	(125,902)
Unconstrained Bond	June 2015	15 U.S. Treasury Note, 2 Year	Short	(12,466)
Unconstrained Bond	June 2015	54 U.S. Treasury Note, 5 Year	Short	(58,113)
Unconstrained Bond	June 2015	8 U.S. Treasury Long Bond	Short	(3,304)
Unconstrained Bond	June 2015	4 U.S. Treasury Bond, Ultra Long	Short	2,566
Unconstrained Bond	June 2015	4 UK Long Gilt Bond	Long	(3,322)
Unconstrained Bond	June 2015	4 Euro/Japanese Yen Currency, 90 Day	Long	(126)
Unconstrained Bond	December 2015	8 New Zealand Treasury Bill, 90 Day	Long	4,358
Total				$(238,800)

During the six months ended April 30, 2015, the average notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$35,968,874	$(55,411,182)
Strategic Income	$344,592,804	$(839,544,895)
Unconstrained Bond	$7,313,001	$(38,741,017)

At April 30, 2015, the notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$46,227,251	$(62,164,724)
Strategic Income	$423,017,234	$(887,561,305)
Unconstrained Bond	$7,616,440	$(40,233,658)

At April 30, 2015, the Funds had deposited the following in segregated accounts to cover margin requirements on open financial futures contracts:

Core Bond	$1,210,695
Strategic Income	$10,256,511
Unconstrained Bond	$479,464

Forward foreign currency contracts: During the six months ended April 30, 2015, Unconstrained Bond used forward foreign currency contracts ("forward contracts") to obtain or reduce exposure to certain markets and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At April 30, 2015, open forward contracts for Unconstrained Bond were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
339,599	Australian Dollar	$263,097	Royal Bank of Canada	6/26/15	$4,864
267,484	Australian Dollar	206,826	Societe Generale	6/26/15	4,233
425,381	Australian Dollar	322,575	State Street Bank London	6/26/15	13,072
1,691,805	Brazilian Real	544,952	Societe Generale	6/26/15	6,727
166,537	Canadian Dollar	133,922	Royal Bank of Canada	6/26/15	4,006
204,729	Canadian Dollar	167,859	Societe Generale	6/26/15	1,700
1,125,720	Canadian Dollar	909,150	State Street Bank London	6/26/15	23,184
156,619	Euro Currency	167,445	Royal Bank of Canada	6/26/15	8,534
1,204,560	Euro Currency	1,299,676	Societe Generale	6/26/15	53,782
1,648,370	Euro Currency	1,796,711	State Street Bank London	6/26/15	55,416
17,614,010	Japanese Yen	147,817	Royal Bank of Canada	6/26/15	(213)
28,491,854	Japanese Yen	239,731	Societe Generale	6/26/15	(972)
108,399,999	Japanese Yen	906,437	State Street Bank London	6/26/15	1,945
353,007	Mexican Peso	22,833	Societe Generale	6/26/15	91
175,764	New Zealand Dollar	133,233	Royal Bank of Canada	6/26/15	234
621,101	New Zealand Dollar	472,911	Societe Generale	6/26/15	(1,276)
210,081	New Zealand Dollar	155,966	State Street Bank London	6/26/15	3,560
10,694,714	Norwegian Krone	1,339,332	Societe Generale	6/26/15	78,923
1,389,755	Norwegian Krone	177,014	State Street Bank London	6/26/15	7,285
11,571	Pound Sterling	17,167	Royal Bank of Canada	6/26/15	588
831,729	Pound Sterling	1,232,803	Societe Generale	6/26/15	43,438
42,942	Pound Sterling	63,933	State Street Bank London	6/26/15	1,959
7,777,234	Swedish Krona	893,702	Societe Generale	6/26/15	40,507
1,481,883	Swedish Krona	171,832	State Street Bank London	6/26/15	6,173
209,383	Swiss Franc	220,709	Societe Generale	6/26/15	4,151
Total					$361,911

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
43,726	Australian Dollar	$33,210	Royal Bank of Canada	6/26/15	$(1,292)
1,758,974	Australian Dollar	1,335,482	Societe Generale	6/26/15	(52,438)
278,144	Australian Dollar	220,712	State Street Bank London	6/26/15	1,242
1,597,680	Brazilian Real	495,912	Royal Bank of Canada	6/26/15	(25,074)
94,921	Brazilian Real	30,110	State Street Bank London	6/26/15	(843)
575,383	Canadian Dollar	463,007	Societe Generale	6/26/15	(13,532)
1,094,756	Canadian Dollar	871,530	State Street Bank London	6/26/15	(35,159)
84,606	Euro Currency	89,818	Royal Bank of Canada	6/26/15	(5,246)
926,364	Euro Currency	1,002,399	Societe Generale	6/26/15	(38,474)
4,434,236	Euro Currency	4,839,070	State Street Bank London	6/26/15	(143,289)
4,881,731	Japanese Yen	40,632	Royal Bank of Canada	6/26/15	(276)
15,127,195	Japanese Yen	126,002	Societe Generale	6/26/15	(762)
15,497,209	Japanese Yen	129,599	State Street Bank London	6/26/15	(267)
15,194,561	Mexican Peso	1,007,604	State Street Bank London	6/26/15	20,866
7,329,032	New Zealand Dollar	5,463,131	Societe Generale	6/26/15	(102,193)
531,051	New Zealand Dollar	398,154	State Street Bank London	6/26/15	(5,102)
1,379,564	Norwegian Krone	173,216	Royal Bank of Canada	6/26/15	(9,732)
1,910,386	Norwegian Krone	244,247	Societe Generale	6/26/15	(9,095)
5,071,387	Norwegian Krone	649,168	State Street Bank London	6/26/15	(23,362)
5,619	Pound Sterling	8,303	Royal Bank of Canada	6/26/15	(319)
2,474,444	Pound Sterling	3,676,878	Societe Generale	6/26/15	(120,014)
84,174	Pound Sterling	128,793	State Street Bank London	6/26/15	(367)
395,017	Swedish Krona	44,986	Royal Bank of Canada	6/26/15	(2,464)
2,379,581	Swedish Krona	276,869	Societe Generale	6/26/15	(8,969)
5,139,742	Swedish Krona	603,342	State Street Bank London	6/26/15	(14,049)
93,838	Swiss Franc	95,643	Societe Generale	6/26/15	(5,131)
1,113,353	Swiss Franc	1,164,912	State Street Bank London	6/26/15	(30,736)
6,872,355	South African Rand	568,739	State Street Bank London	6/26/15	(4,041)
Total					$(630,118)

For the six months ended April 30, 2015, Unconstrained Bond's investment in forward contracts had an average value of $54,944,491.

At April 30, 2015, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$93,282	$—	$32,674	$125,956
Total Value—Assets		$93,282	$—	$32,674	$125,956

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Strategic Income
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$1,019,824	$—	$82,849	$1,102,673
Total Value—Assets		$1,019,824	$—	$82,849	$1,102,673
Unconstrained Bond
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$38,048	$—	$—	$38,048
Forward Contracts	Receivable for open forward foreign currency contracts	—	—	386,480	386,480
Total Value—Assets		$38,048	$—	$386,480	$424,528

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$(281,080)	$—	$(256,498)	$(537,578)
Total Value—Liabilities		$(281,080)	$—	$(256,498)	$(537,578)
Strategic Income
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$(5,251,471)	$—	$(3,866,619)	$(9,118,090)
Total Value—Liabilities		$(5,251,471)	$—	$(3,866,619)	$(9,118,090)
Unconstrained Bond
Futures Contracts	Receivable/Payable for variation margin on futures contracts(1)	$(276,848)	$—	$—	$(276,848)
Forward Contracts	Payable for open forward foreign currency contracts	—	—	(654,687)	(654,687)
Total Value—Liabilities		$(276,848)	$—	$(654,687)	$(931,535)

(1) "Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2015, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2015, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures Contracts	Net realized gain (loss) on: financial futures contracts	$(1,348,916)	$—	$856,890	$(492,026)
Total Realized Gain (Loss)		$(1,348,916)	$—	$856,890	$(492,026)
Strategic Income
Futures Contracts	Net realized gain (loss) on: financial futures contracts	$(20,543,756)	$—	$17,836,802	$(2,706,954)
Total Realized Gain (Loss)		$(20,543,756)	$—	$17,836,802	$(2,706,954)
Unconstrained Bond
Futures Contracts	Net realized gain (loss) on: financial futures contracts	$(1,104,018)	$—	$—	$(1,104,018)
Forward Contracts	Net realized gain (loss) on: forward foreign currency contracts	—	—	705,854	705,854
Total Realized Gain (Loss)		$(1,104,018)	$—	$705,854	$(398,164)

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures Contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$131,360	$—	$(430,527)	$(299,167)
Total Change in Appreciation (Depreciation)		$131,360	$—	$(430,527)	$(299,167)
Strategic Income
Futures Contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$(1,008,981)	$—	$(7,806,802)	$(8,815,783)
Total Change in Appreciation (Depreciation)		$(1,008,981)	$—	$(7,806,802)	$(8,815,783)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Unconstrained Bond
Futures Contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$(102,367)	$—	$—	$(102,367)
Forward Contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	—	(331,274)	(331,274)
Total Change in Appreciation (Depreciation)		$(102,367)	$—	$(331,274)	$(433,641)

Management has concluded that the Funds, except Core Bond, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the six months ended April 30, 2015 that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable only to Unconstrained Bond at April 30, 2015. Unconstrained Bond's derivative assets and liabilities at fair value by type are reported gross on the Statements of Assets and Liabilities. The following tables present Unconstrained Bond's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by Unconstrained Bond for assets and pledged by Unconstrained Bond for liabilities as of April 30, 2015.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Forward Contracts	$386,480	$—	$386,480
Total	$386,480	$—	$386,480

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Royal Bank of Canada	$18,226	$(18,226)	$—	$—
Societe Generale	233,552	(233,552)	—	—
State Street Bank London	134,702	(134,702)	—	—
Total	$386,480	$(386,480)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Forward Contracts	$(654,687)	$—	$(654,687)
Total	$(654,687)	$—	$(654,687)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Royal Bank of Canada	$(44,616)	$18,226	$—	$(26,390)
Societe Generale	(352,856)	233,552	—	(119,304)
State Street Bank London	(257,215)	134,702	—	(122,513)
Total	$(654,687)	$386,480	$—	$(268,207)

(a) Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of April 30, 2015, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by Unconstrained Bond to each counterparty as of April 30, 2015.

13 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14 Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Income Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through April 30, 2015, Strategic Income invested in Neuberger Berman Emerging Markets Debt Fund (an "Underlying Fund") (see Note F).

For Strategic Income's investment in the Underlying Fund, Management waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the six months ended April 30, 2015, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2015, income earned under this Arrangement on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the six months ended April 30, 2015, management fees waived and income earned under this Arrangement on Strategic Income's investments in the Underlying Fund were as follows:

	Management Fees Waived	Income Earned
Strategic Income	$450,056	$4,297,132

15 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Core Bond, Municipal Intermediate Bond, New York Municipal Income and Short Duration each pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the period ended April 30, 2015, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25%, 0.25%, 0.25% and 0.25% of Core Bond's, Municipal Intermediate Bond's, New York Municipal Income's and Short Duration's average daily net assets, respectively. For such investment management services, Floating Rate Income, High Income, Short Duration High Income, Strategic Income and Unconstrained Bond each pays Management a fee at the annual rate of 0.50%, 0.48%, 0.45%, 0.55% (0.50% after management fee waiver (see Note A-14) and 0.45% (0.60% prior to February 28, 2015), respectively, of its average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each of High Income, Strategic Income and Unconstrained Bond pays Management an administrative fee at the annual rate of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend and interest expenses on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2015, there was no repayment to Management under these agreements.

At April 30, 2015, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31,
			2012	2013	2014	2015
			Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2015	2016	2017	2018
Core Bond Investor Class	0.85%	10/31/21	$27,514	$35,806	$37,651	$16,536
Core Bond Institutional Class	0.45%	10/31/21	154,024	298,036	271,338	145,484
Core Bond Class A	0.85%	10/31/21	26,508	61,747	54,386	22,758

				Expenses Reimbursed in Fiscal Period Ending, October 31,
				2012		2013		2014		2015
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2015		2016		2017		2018
Core Bond Class C	1.60%		10/31/21	$6,318		$9,196		$6,947		$2,444
Floating Rate Income Institutional Class	0.70%		10/31/18	374,906		367,105		387,613		194,923
Floating Rate Income Class A	1.07%		10/31/21	58,121		63,435		51,780		20,485
Floating Rate Income Class C	1.82%		10/31/21	21,016		34,681		43,276		22,185
High Income Investor Class	1.00%		10/31/18	—		—		—		—
High Income Institutional Class	0.75%		10/31/18	—		—		—		—
High Income Class A	1.12%		10/31/18	—		—		—		—
High Income Class C	1.87%		10/31/18	—		—		—		—
High Income Class R3	1.37%		10/31/18	—		—		—		—
High Income Class R6	0.68%		10/31/18	—		—	(4)	—		—
Municipal Intermediate Bond Investor Class	0.65%		10/31/18	93,905		36,412		34,091		15,147
Municipal Intermediate Bond Institutional Class	0.50%		10/31/18	179,948		220,175		225,784		104,612
Municipal Intermediate Bond Class A	0.87%		10/31/18	4,964		9,915		11,332		4,699
Municipal Intermediate Bond Class C	1.62%		10/31/18	3,645		3,722		3,742		1,854
New York Municipal Income Institutional Class	1.00%		10/31/18	—		—	(5)	—		—
Short Duration Investor Class	0.70%		10/31/18	194,144		172,377		157,140		69,794
Short Duration Trust Class	0.80%		10/31/18	31,215		25,172		19,252		8,101
Short Duration Institutional Class	0.50%		10/31/18	72,550		105,939		103,260		62,838
Short Duration Class A	0.87%		10/31/18	4,577		19,994		37,232		14,470
Short Duration Class C	1.62%		10/31/18	6,131		8,495		10,870		4,856
Short Duration High Income Institutional Class	0.75	%(3)	10/31/18	177,932	(2)	264,663		163,582		65,696
Short Duration High Income Class A	1.12	%(3)	10/31/18	382	(2)	3,831		3,233		1,440
Short Duration High Income Class C	1.87	%(3)	10/31/18	242	(2)	1,999		495		233
Strategic Income Trust Class	1.10%		10/31/18	21,192		25,620		23,397		7,955
Strategic Income Institutional Class	0.75%		10/31/21	285,110		418,813		337,730		159,923
Strategic Income Class A	1.15%		10/31/21	211,303		194,057		105,929		29,024
Strategic Income Class C	1.85%		10/31/21	176,962		185,562		129,187		51,072
Strategic Income Class R6	0.68%		10/31/18	—		4,189	(4)	29,520		21,058
Unconstrained Bond Institutional Class	0.65	%(3)(7)	10/31/18	—		—		224,918	(6)	131,131
Unconstrained Bond Class A	1.02	%(3)(7)	10/31/18	—		—		76,023	(6)	40,262
Unconstrained Bond Class C	1.77	%(3)(7)	10/31/18	—		—		12,156	(6)	6,478
Unconstrained Class R6	0.58	%(3)(7)	10/31/18	—		—		75,757	(6)	40,081

(1) Expense limitation per annum of the respective class's average daily net assets.

(2) Period from September 28, 2012 to October 31, 2012.

(3) In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Short Duration High Income from September 28, 2012 (Commencement of Operations) to October 2, 2012. For the period ended October 31, 2012, voluntary reimbursements for the Institutional Class, Class A and Class C of Short Duration High Income amounted to $935, $5 and $8, respectively. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Unconstrained Bond from February 13, 2014 (Commencement of Operations) to February 18, 2014. For the period ended October 31, 2014, voluntary reimbursements for the Institutional Class, Class A, Class C and Class R6 of Unconstrained Bond amounted to $2,303, $1,180, $292 and $739, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above.

(4) Period from March 15, 2013 to October 31, 2013.

(5) Period from March 11, 2013 to October 31, 2013.

(6) Period from February 13, 2014 to October 31, 2014.

(7) From November 1, 2014 to February 28, 2015, the contractual expense limitation was 0.85%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as the sub-adviser to Core Bond, Floating Rate Income, New York Municipal Income and Short Duration High Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. NBFI and Neuberger Berman Europe Limited ("NBEL"), as the sub-advisers to Unconstrained Bond, are retained by Management to choose the Fund's investments and handle its day-to-day business for the portion of the Fund's assets allocated to each by Management, and each receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI and NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI, NBEL and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50% (4.25% prior to June 15, 2011). Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$527	$—	$—	$—
Core Bond Class C	—	235	—	—
Floating Rate Income Class A	526	—	—	—
Floating Rate Income Class C	—	6,250	—	—
High Income Class A	2,063	—	—	—
High Income Class C	—	3,170	—	—
Municipal Intermediate Bond Class A	513	—	—	—
Municipal Intermediate Bond Class C	—	30,033	—	—
Short Duration Class A	576	—	—	—
Short Duration Class C	—	—	—	—
Short Duration High Income Class A	—	—	—	—
Short Duration High Income Class C	—	61	—	—
Strategic Income Class A	16,050	—	—	—
Strategic Income Class C	—	12,904	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

On June 3, 2014, Management made a voluntary contribution to certain of the Funds in connection with a payment matter related to the Funds' investment in a State Street money market fund as follows:

Contribution Amount
Core Bond	$42,530
Floating Rate Income	35,895
High Income	123,284
Short Duration	3,625
Short Duration High Income	1,299
Strategic Income	66,582

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding forward foreign currency contracts and financial futures contracts) for the six months ended April 30, 2015, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$289,721,298	$77,650,074	$247,201,187	$42,225,785
Floating Rate Income	—	85,794,751	—	156,721,069
High Income	—	1,026,039,267	—	968,125,899
Municipal Intermediate Bond	—	13,501,664	—	26,345,583
New York Municipal Income	—	6,867,406	—	9,320,773
Short Duration	13,786,287	4,241,944	9,868,625	10,575,224
Short Duration High Income	—	46,700,880	—	46,164,304
Strategic Income	3,611,006,598	1,036,567,842	3,427,260,823	555,965,470
Unconstrained Bond	2,099,626	19,724,037	1,344,438	17,591,846

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2015 and for the year ended October 31, 2014 was as follows:

	For the Six Months Ended April 30, 2015				For the Year Ended October 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	65	15	(148)	(68)	241	27	(274)	(6)
Institutional Class	7,394	225	(2,292)	5,327	4,532	306	(4,769)	69
Class A	758	39	(282)	515	1,314	68	(1,257)	125
Class C	50	1	(76)	(25)	33	3	(188)	(152)
Floating Rate Income:
Institutional Class	5,368	483	(10,154)	(4,303)	18,461	1,396	(26,265)	(6,408)
Class A	295	37	(1,321)	(989)	1,378	138	(5,337)	(3,821)
Class C	130	23	(773)	(620)	773	59	(2,168)	(1,336)

	For the Six Months Ended April 30, 2015					For the Year Ended October 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
High Income:
Investor Class	1,685	887		(6,313)	(3,741)	6,080	2,369	(12,088)	(3,639)
Institutional Class	89,850	5,858		(87,692)	8,016	144,109	12,045	(130,138)	26,016
Class A	8,301	896		(22,965)	(13,768)	17,082	2,831	(27,260)	(7,347)
Class C	272	93		(1,135)	(770)	1,129	240	(1,447)	(78)
Class R3	133	27		(202)	(42)	447	70	(610)	(93)
Class R6	19,841	3,013		(7,601)	15,253	34,585	5,592	(13,737)	26,440
Municipal Intermediate Bond:
Investor Class	29	15		(43)	1	118	37	(322)	(167)
Institutional Class	694	122		(736)	80	1,288	297	(1,630)	(45)
Class A	53	4		(513)	(456)	576	10	(272)	314
Class C	108	0	[z]	(63)	45	25	1	(32)	(6)
New York Municipal Income:
Institutional Class	33	48		(198)	(117)	67	92	(325)	(166)
Short Duration:
Investor Class	171	19		(274)	(84)	235	48	(518)	(235)
Trust Class	20	2		(53)	(31)	81	5	(176)	(90)
Institutional Class	488	20		(729)	(221)	2,603	33	(1,304)	1,332
Class A	158	2		(439)	(279)	635	5	(586)	54
Class C	118	1		(166)	(47)	164	1	(187)	(22)
Short Duration High Income:
Institutional Class	2,178	435		(2,661)	(48)	12,341	672	(1,737)	11,276
Class A	32	5		(95)	(58)	307	8	(73)	242
Class C	1	1		(4)	(2)	30	1	(13)	18
Strategic Income:
Trust Class	368	92		(392)	68	1,262	146	(964)	444
Institutional Class	41,243	1,820		(20,793)	22,270	54,379	2,074	(30,402)	26,051
Class A	13,053	527		(6,120)	7,460	14,160	733	(15,358)	(465)
Class C	3,679	197		(1,891)	1,985	3,861	283	(4,990)	(846)
Class R6	5,015	332		(57)	5,290	11,472	251	(83)	11,640

	For the Six Months Ended April 30, 2015				For the Year Ended October 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Unconstrained Bond:
Institutional Class	—	36	—	36	2,325	42	(28)	2,339	(1)
Class A	4	10	(0)[z]	14	704	12	—	716	(1)
Class C	17	1	—	18	100	1	—	101	(1)
Class R6	—	12	—	12	700	14	—	714	(1)

(1) Period from February 13, 2014 (Commencement of Operations) to October 31, 2014.

z A zero balance, if any, reflects an actual amount rounding to less than 1,000.

Note E—Lines of Credit:

At April 30, 2015, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through April 30, 2015, none of the Funds utilized this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility, and on January 9, 2015, each Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended April 30, 2015, none of the Funds utilized either line of credit with State Street.

Note F—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2015	Value April 30, 2015	Distributions from Investments in Affiliated Issuers(2)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Strategic Income:
Neuberger Berman Emerging Markets Debt Fund Institutional Class	17,950,340	475,453	2,195,389	16,230,404	$151,996,106	$4,464,863	$(2,710,665)

(1) Affiliated issuers, as defined in the 1940 Act.

(2) Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

Other: At April 30, 2015, Neuberger Berman Flexible Select Fund, which is also managed by Management, held 1.79% of the outstanding shares of Core Bond. At April 30, 2015, Neuberger Berman Inflation Managed Fund (formerly, Neuberger Berman Inflation Navigator Fund) and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.21% and 0.67% of the outstanding shares of Floating Rate Income, respectively. At April 30, 2015, Neuberger Berman Inflation Managed Fund (formerly, Neuberger Berman Inflation Navigator Fund), Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.04%, 0.04% and 0.07% of the outstanding shares of High Income, respectively.

In addition, at April 30, 2015, there was an affiliated investor owning 0.01% and 91.4% of Short Duration High Income's and Unconstrained Bond's outstanding shares, respectively.

Note G—Subsequent Event:

On June 1, 2015, Neuberger Berman High Income Bond Fund was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (REG). In addition to the fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, "GM") to the defendants shortly prior to and after GM's Chapter 11 bankruptcy filing on June 1, 2009 (the "Petition Date"). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the "Term Loan Agreement"); that the payments occurred both during the ninety (90) days prior to the Petition Date (the "Preference Period") and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM's postpetition financing (the "Postpetition Transfers"); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants during the Preference Period (plus interest) under Section 547 of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfers (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. Neuberger Berman High Income

Bond Fund cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the fund, the payment of such judgment or settlement could have an adverse effect on the fund's net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as
$0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million.
A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2015 (Unaudited)	$10.50	$0.11	@	$0.07	$0.18	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2014	$10.35	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.04	$0.16	@	$(0.39)	$(0.23)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.79	$0.18	@	$0.52	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.86	$0.23	@	$0.22	$0.45	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.19	$0.28	@	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
Institutional Class
4/30/2015 (Unaudited)	$10.52	$0.13	@	$0.07	$0.20	$(0.14)	$(0.02)	$—	$(0.16)
10/31/2014	$10.37	$0.26	@	$0.17	$0.43	$(0.27)	$(0.01)	$—	$(0.28)
10/31/2013	$11.06	$0.20	@	$(0.39)	$(0.19)	$(0.20)	$(0.28)	$(0.02)	$(0.50)
10/31/2012	$10.81	$0.22	@	$0.53	$0.75	$(0.23)	$(0.27)	$—	$(0.50)
10/31/2011	$10.88	$0.28	@	$0.22	$0.50	$(0.30)	$(0.27)	$—	$(0.57)
10/31/2010	$10.21	$0.32	@	$0.73	$1.05	$(0.33)	$(0.05)	$—	$(0.38)
Class A
4/30/2015 (Unaudited)	$10.49	$0.11	@	$0.06	$0.17	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2014	$10.34	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.02	$0.16	@	$(0.38)	$(0.22)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.77	$0.17	@	$0.53	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.85	$0.23	@	$0.21	$0.44	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.18	$0.28	@	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
Class C
4/30/2015 (Unaudited)	$10.50	$0.07	@	$0.06	$0.13	$(0.08)	$(0.02)	$—	$(0.10)
10/31/2014	$10.35	$0.14	@	$0.17	$0.31	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2013	$11.03	$0.08	@	$(0.38)	$(0.30)	$(0.08)	$(0.28)	$(0.02)	$(0.38)
10/31/2012	$10.78	$0.09	@	$0.53	$0.62	$(0.10)	$(0.27)	$—	$(0.37)
10/31/2011	$10.86	$0.15	@	$0.21	$0.36	$(0.17)	$(0.27)	$—	$(0.44)
10/31/2010	$10.18	$0.19	@	$0.74	$0.93	$(0.20)	$(0.05)	$—	$(0.25)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2015 (Unaudited)	$—	$10.54	1.69%**	$13.0	1.10%*	.85%*	2.02%*	114	%[a]**
10/31/2014	$0.00	$10.50	3.74%	$13.7	1.13%	.85%	2.10%	307%[a]
10/31/2013	$—	$10.35	(2.11)%	$13.5	1.10%	.85%	1.51%	346%[a]
10/31/2012	$—	$11.04	6.74%	$16.3	1.08%	.85%	1.69%	360%[a]
10/31/2011	$—	$10.79	4.41%	$15.7	1.12%	.85%	2.18%	379%[a]
10/31/2010	$—	$10.86	10.03%	$18.6	1.19%	.85%	2.66%	340%[a]
Institutional Class
4/30/2015 (Unaudited)	$—	$10.56	1.89%**	$225.8	.60%*	.45%*	2.43%*	114	%[a]**
10/31/2014	$0.00	$10.52	4.16%	$169.0	.63%	.45%	2.49%	307%[a]
10/31/2013	$—	$10.37	(1.71)%	$165.9	.61%	.45%	1.90%	346%[a]
10/31/2012	$—	$11.06	7.16%	$218.9	.59%	.45%	2.08%	360%[a]
10/31/2011	$—	$10.81	4.82%	$180.8	.62%	.45%	2.58%	379%[a]
10/31/2010	$—	$10.88	10.45%	$120.3	.70%	.45%	3.02%	340%[a]
Class A
4/30/2015 (Unaudited)	$—	$10.52	1.59%**	$37.4	.98%*	.85%*	2.02%*	114	%[a]**
10/31/2014	$0.00	$10.49	3.75%	$31.9	1.02%	.85%	2.10%	307%[a]
10/31/2013	$—	$10.34	(2.03)%	$30.1	1.04%	.85%	1.49%	346%[a]
10/31/2012	$—	$11.02	6.75%	$47.3	.99%	.85%	1.61%	360%[a]
10/31/2011	$—	$10.77	4.32%	$26.3	1.01%	.85%	2.18%	379%[a]
10/31/2010	$—	$10.85	10.04%	$23.4	1.09%	.85%	2.64%	340%[a]
Class C
4/30/2015 (Unaudited)	$—	$10.53	1.22%**	$3.2	1.74%*	1.60%*	1.27%*	114	%[a]**
10/31/2014	$0.00	$10.50	2.97%	$3.5	1.77%	1.60%	1.34%	307%[a]
10/31/2013	$—	$10.35	(2.76)%	$5.0	1.75%	1.60%	.75%	346%[a]
10/31/2012	$—	$11.03	5.95%	$7.0	1.74%	1.60%	.86%	360%[a]
10/31/2011	$—	$10.78	3.54%	$4.4	1.77%	1.60%	1.43%	379%[a]
10/31/2010	$—	$10.86	9.31%	$2.9	1.84%	1.60%	1.83%	340%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund
Institutional Class
4/30/2015 (Unaudited)	$10.11	$0.20	@	$0.05	$0.25	$(0.20)	$—	$—	$(0.20)
10/31/2014	$10.29	$0.38	@	$(0.17)	$0.21	$(0.39)	$—	$—	$(0.39)
10/31/2013	$10.22	$0.42	@	$0.08	$0.50	$(0.43)	$—	$—	$(0.43)
10/31/2012	$9.91	$0.53	@	$0.31	$0.84	$(0.53)	$—	$—	$(0.53)
10/31/2011	$10.17	$0.54	@	$(0.22)	$0.32	$(0.56)	$(0.02)	$—	$(0.58)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.44	@	$0.17	$0.61	$(0.44)	$—	$—	$(0.44)
Class A
4/30/2015 (Unaudited)	$10.11	$0.18	@	$0.05	$0.23	$(0.18)	$—	$—	$(0.18)
10/31/2014	$10.29	$0.35	@	$(0.18)	$0.17	$(0.35)	$—	$—	$(0.35)
10/31/2013	$10.22	$0.38	@	$0.08	$0.46	$(0.39)	$—	$—	$(0.39)
10/31/2012	$9.91	$0.49	@	$0.32	$0.81	$(0.50)	$—	$—	$(0.50)
10/31/2011	$10.17	$0.50	@	$(0.22)	$0.28	$(0.52)	$(0.02)	$—	$(0.54)
Period from 12/29/2009^ to 10/31/2010	$10.00	$0.41	@	$0.16	$0.57	$(0.40)	$—	$—	$(0.40)
Class C
4/30/2015 (Unaudited)	$10.11	$0.14	@	$0.05	$0.19	$(0.14)	$—	$—	$(0.14)
10/31/2014	$10.29	$0.27	@	$(0.18)	$0.09	$(0.27)	$—	$—	$(0.27)
10/31/2013	$10.22	$0.29	@	$0.09	$0.38	$(0.31)	$—	$—	$(0.31)
10/31/2012	$9.91	$0.41	@	$0.32	$0.73	$(0.42)	$—	$—	$(0.42)
10/31/2011	$10.17	$0.42	@	$(0.22)	$0.20	$(0.44)	$(0.02)	$—	$(0.46)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.35	@	$0.18	$0.53	$(0.36)	$—	$—	$(0.36)
High Income Bond Fund
Investor Class
4/30/2015 (Unaudited)	$9.28	$0.24	@	$(0.14)	$0.10	$(0.24)	$(0.06)	$—	$(0.30)
10/31/2014	$9.63	$0.51	@	$(0.11)	$0.40	$(0.51)	$(0.24)	$—	$(0.75)
10/31/2013	$9.46	$0.55	@	$0.28	$0.83	$(0.55)	$(0.11)	$—	$(0.66)
10/31/2012	$9.06	$0.58	@	$0.48	$1.06	$(0.58)	$(0.08)	$—	$(0.66)
10/31/2011	$9.49	$0.65	@	$(0.36)	$0.29	$(0.65)	$(0.07)	$—	$(0.72)
10/31/2010	$8.66	$0.76	@	$0.87	$1.63	$(0.80)	$—	$—	$(0.80)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Floating Rate Income Fund
Institutional Class
4/30/2015 (Unaudited)	$—	$10.16	2.51%**	$316.4	.82	%*	.70	%*	3.99	%*	23%**
10/31/2014	$0.00	$10.11	2.01%	$358.6	.78%		.70%		3.75%		77%
10/31/2013	$—	$10.29	4.96%	$430.7	.81%		.70%		4.06%		78%
10/31/2012	$—	$10.22	8.73%	$241.5	.91%		.70%		5.26%		112%
10/31/2011	$—	$9.91	3.16%	$181.5	.95%		.70%		5.39%		147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	6.24%**	$70.5	1.87	%*Ø	.70	%*Ø	5.28	%*Ø	112%**
Class A
4/30/2015 (Unaudited)	$—	$10.16	2.32%**	$24.9	1.21	%*	1.07	%*	3.65	%*	23%**
10/31/2014	$0.00	$10.11	1.64%	$34.8	1.16%		1.07%		3.39%		77%
10/31/2013	$—	$10.29	4.57%	$74.7	1.18%		1.07%		3.66%		78%
10/31/2012	$—	$10.22	8.33%	$36.8	1.29%		1.07%		4.87%		112%
10/31/2011	$—	$9.91	2.77%	$22.7	1.34%		1.07%		5.00%		147%
Period from 12/29/2009^ to 10/31/2010	$—	$10.17	5.85%**	$12.9	2.21	%*Ø	1.07	%*Ø	4.87	%*Ø	112%**
Class C
4/30/2015 (Unaudited)	$—	$10.16	1.94%**	$31.3	1.95	%*	1.82	%*	2.90	%*	23%**
10/31/2014	$0.00	$10.11	.88%	$37.4	1.91%		1.82%		2.64%		77%
10/31/2013	$—	$10.29	3.78%	$51.8	1.93%		1.82%		2.85%		78%
10/31/2012	$—	$10.22	7.51%	$14.4	2.05%		1.82%		4.10%		112%
10/31/2011	$—	$9.91	1.98%	$7.8	2.06%		1.82%		4.22%		147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	5.39%**	$0.7	3.39	%*Ø	1.82	%*Ø	4.23	%*Ø	112%**
High Income Bond Fund
Investor Class
4/30/2015 (Unaudited)	$—	$9.08	1.24%**	$226.7	.83	%*	.83	%*	5.46	%*	29%**
10/31/2014	$0.00	$9.28	4.24%	$266.4	.83%		.83%		5.35%		60%
10/31/2013	$—	$9.63	9.10%	$311.5	.84%		.84%		5.80%		80%
10/31/2012	$—	$9.46	12.17%	$340.5	.84%		.84%		6.29%		82%
10/31/2011	$—	$9.06	3.09%	$309.2	.86%		.86%		6.92%		88%
10/31/2010	$—	$9.49	19.71%	$363.6	.96%		.96	%§	8.50%		144%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Institutional Class
4/30/2015 (Unaudited)	$9.29	$0.25	@	$(0.13)	$0.12	$(0.25)	$(0.06)	$—	$(0.31)
10/31/2014	$9.64	$0.52	@	$(0.11)	$0.41	$(0.52)	$(0.24)	$—	$(0.76)
10/31/2013	$9.48	$0.57	@	$0.27	$0.84	$(0.57)	$(0.11)	$—	$(0.68)
10/31/2012	$9.07	$0.59	@	$0.49	$1.08	$(0.59)	$(0.08)	$—	$(0.67)
10/31/2011	$9.50	$0.64	@	$(0.34)	$0.30	$(0.66)	$(0.07)	$—	$(0.73)
10/31/2010	$8.68	$0.77	@	$0.87	$1.64	$(0.82)	$—	$—	$(0.82)
Class A
4/30/2015 (Unaudited)	$9.28	$0.24	@	$(0.15)	$0.09	$(0.23)	$(0.06)	$—	$(0.29)
10/31/2014	$9.63	$0.48	@	$(0.11)	$0.37	$(0.48)	$(0.24)	$—	$(0.72)
10/31/2013	$9.46	$0.53	@	$0.28	$0.81	$(0.53)	$(0.11)	$—	$(0.64)
10/31/2012	$9.06	$0.55	@	$0.49	$1.04	$(0.56)	$(0.08)	$—	$(0.64)
10/31/2011	$9.49	$0.62	@	$(0.36)	$0.26	$(0.62)	$(0.07)	$—	$(0.69)
10/31/2010	$8.66	$0.70	@	$0.91	$1.61	$(0.78)	$—	$—	$(0.78)
Class C
4/30/2015 (Unaudited)	$9.29	$0.20	@	$(0.13)	$0.07	$(0.20)	$(0.06)	$—	$(0.26)
10/31/2014	$9.64	$0.41	@	$(0.11)	$0.30	$(0.41)	$(0.24)	$—	$(0.65)
10/31/2013	$9.48	$0.46	@	$0.27	$0.73	$(0.46)	$(0.11)	$—	$(0.57)
10/31/2012	$9.07	$0.48	@	$0.50	$0.98	$(0.49)	$(0.08)	$—	$(0.57)
10/31/2011	$9.50	$0.54	@	$(0.35)	$0.19	$(0.55)	$(0.07)	$—	$(0.62)
10/31/2010	$8.67	$0.64	@	$0.91	$1.55	$(0.72)	$—	$—	$(0.72)
Class R3
4/30/2015 (Unaudited)	$9.28	$0.22	@	$(0.13)	$0.09	$(0.22)	$(0.06)	$—	$(0.28)
10/31/2014	$9.63	$0.46	@	$(0.11)	$0.35	$(0.46)	$(0.24)	$—	$(0.70)
10/31/2013	$9.47	$0.50	@	$0.28	$0.78	$(0.51)	$(0.11)	$—	$(0.62)
10/31/2012	$9.06	$0.53	@	$0.49	$1.02	$(0.53)	$(0.08)	$—	$(0.61)
10/31/2011	$9.49	$0.59	@	$(0.35)	$0.24	$(0.60)	$(0.07)	$—	$(0.67)
10/31/2010	$8.67	$0.69	@	$0.89	$1.58	$(0.76)	$—	$—	$(0.76)
Class R6
4/30/2015 (Unaudited)	$9.29	$0.26	@	$(0.14)	$0.12	$(0.25)	$(0.06)	$—	$(0.31)
10/31/2014	$9.64	$0.53	@	$(0.11)	$0.42	$(0.53)	$(0.24)	$—	$(0.77)
Period from 3/15/2013^ to 10/31/2013	$9.59	$0.36	@	$0.05	$0.41	$(0.36)	$—	$—	$(0.36)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Institutional Class
4/30/2015 (Unaudited)	$—	$9.10	1.42%**	$2,148.4	.69%*	.69%*	5.60%*	29%**
10/31/2014	$0.00	$9.29	4.38%	$2,120.4	.69%	.69%	5.48%	60%
10/31/2013	$—	$9.64	9.14%	$1,949.6	.69%	.69%	5.94%	80%
10/31/2012	$—	$9.48	12.44%	$2,306.1	.70%	.70%	6.42%	82%
10/31/2011	$—	$9.07	3.23%	$1,514.7	.73%	.73%§	6.93%	88%
10/31/2010	$—	$9.50	19.81%	$266.2	.77%	.75%	8.55%	144%
Class A
4/30/2015 (Unaudited)	$—	$9.08	1.12%**	$181.3	1.08%*	1.08%*	5.23%*	29%**
10/31/2014	$0.00	$9.28	3.98%	$313.0	1.08%	1.08%	5.10%	60%
10/31/2013	$—	$9.63	8.83%	$395.6	1.09%	1.09%	5.56%	80%
10/31/2012	$—	$9.46	11.90%	$505.3	1.08%	1.08%	6.01%	82%
10/31/2011	$—	$9.06	2.83%	$341.6	1.12%	1.12%§	6.64%	88%
10/31/2010	$—	$9.49	19.52%	$277.5	1.16%	1.12%	7.75%	144%
Class C
4/30/2015 (Unaudited)	$—	$9.10	.86%**	$48.9	1.82%*	1.82%*	4.48%*	29%**
10/31/2014	$0.00	$9.29	3.21%	$57.1	1.82%	1.82%	4.36%	60%
10/31/2013	$—	$9.64	7.91%	$60.0	1.83%	1.83%	4.82%	80%
10/31/2012	$—	$9.48	11.15%	$72.3	1.85%	1.85%§	5.25%	82%
10/31/2011	$—	$9.07	2.06%	$46.9	1.87%	1.87%	5.82%	88%
10/31/2010	$—	$9.50	18.60%	$25.5	1.93%	1.87%	7.05%	144%
Class R3
4/30/2015 (Unaudited)	$—	$9.09	1.11%**	$9.0	1.32%*	1.32%*	4.98%*	29%**
10/31/2014	$0.00	$9.28	3.73%	$9.6	1.31%	1.31%	4.87%	60%
10/31/2013	$—	$9.63	8.46%	$10.9	1.32%	1.32%	5.30%	80%
10/31/2012	$—	$9.47	11.72%	$9.7	1.35%	1.35%§	5.73%	82%
10/31/2011	$—	$9.06	2.58%	$3.0	1.37%	1.37%§	6.32%	88%
10/31/2010	$—	$9.49	19.08%	$0.5	1.72%	1.37%	7.60%	144%
Class R6
4/30/2015 (Unaudited)	$—	$9.10	1.46%**	$883.8	.62%*	.62%*	5.68%*	29%**
10/31/2014	$0.00	$9.29	4.46%	$761.2	.61%	.61%	5.55%	60%
Period from 3/15/2013^ to 10/31/2013	$—	$9.64	4.34%**	$535.0	.62%*	.62%*	5.95%*	80%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund
Investor Class
4/30/2015 (Unaudited)	$11.92	$0.13	@	$(0.06)	$0.07	$(0.13)	$(0.01)	$—	$(0.14)
10/31/2014	$11.58	$0.27	@	$0.41	$0.68	$(0.27)	$(0.07)	$—	$(0.34)
10/31/2013	$12.07	$0.26	@	$(0.41)	$(0.15)	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2012	$11.58	$0.30	@	$0.56	$0.86	$(0.29)	$(0.08)	$—	$(0.37)
10/31/2011	$11.59	$0.35	@	$0.04	$0.39	$(0.35)	$(0.05)	$—	$(0.40)
10/31/2010	$11.22	$0.36	@	$0.37	$0.73	$(0.36)	$—	$—	$(0.36)
Institutional Class
4/30/2015 (Unaudited)	$11.91	$0.14	@	$(0.06)	$0.08	$(0.14)	$(0.01)	$—	$(0.15)
10/31/2014	$11.57	$0.29	@	$0.41	$0.70	$(0.29)	$(0.07)	$—	$(0.36)
10/31/2013	$12.06	$0.27	@	$(0.41)	$(0.14)	$(0.27)	$(0.08)	$—	$(0.35)
10/31/2012	$11.57	$0.30	@	$0.58	$0.88	$(0.31)	$(0.08)	$—	$(0.39)
10/31/2011	$11.59	$0.36	@	$0.04	$0.40	$(0.37)	$(0.05)	$—	$(0.42)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.14	@	$0.23	$0.37	$(0.14)	$—	$—	$(0.14)
Class A
4/30/2015 (Unaudited)	$11.91	$0.12	@	$(0.06)	$0.06	$(0.12)	$(0.01)	$—	$(0.13)
10/31/2014	$11.57	$0.24	@	$0.41	$0.65	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2013	$12.06	$0.23	@	$(0.41)	$(0.18)	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2012	$11.58	$0.25	@	$0.57	$0.82	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2011	$11.60	$0.33	@	$0.03	$0.36	$(0.33)	$(0.05)	$—	$(0.38)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.12	@	$0.24	$0.36	$(0.12)	$—	$—	$(0.12)
Class C
4/30/2015 (Unaudited)	$11.91	$0.08	@	$(0.06)	$0.02	$(0.08)	$(0.01)	$—	$(0.09)
10/31/2014	$11.57	$0.16	@	$0.41	$0.57	$(0.16)	$(0.07)	$—	$(0.23)
10/31/2013	$12.06	$0.14	@	$(0.41)	$(0.27)	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2012	$11.58	$0.17	@	$0.56	$0.73	$(0.17)	$(0.08)	$—	$(0.25)
10/31/2011	$11.59	$0.23	@	$0.05	$0.28	$(0.24)	$(0.05)	$—	$(0.29)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.09	@	$0.23	$0.32	$(0.09)	$—	$—	$(0.09)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund
Investor Class
4/30/2015 (Unaudited)	$—	$11.85	.64%**	$17.3	.83%*	.65%*	2.26%*	9%**
10/31/2014	$—	$11.92	5.98%	$17.4	.85%	.65%	2.30%	47%
10/31/2013	$—	$11.58	(1.30)%	$18.8	.83%	.65%	2.18%	57%
10/31/2012	$—	$12.07	7.49%	$20.8	.88%	.65%	2.55%	54%
10/31/2011	$—	$11.58	3.53%	$116.4	.98%	.65%	3.10%	79%
10/31/2010	$—	$11.59	6.56%	$118.8	1.01%	.65%	3.12%	101%
Institutional Class
4/30/2015 (Unaudited)	$—	$11.84	.71%**	$135.5	.66%*	.50%*	2.41%*	9%**
10/31/2014	$—	$11.91	6.14%	$135.3	.67%	.50%	2.45%	47%
10/31/2013	$—	$11.57	(1.15)%	$132.0	.67%	.50%	2.34%	57%
10/31/2012	$—	$12.06	7.65%	$124.7	.70%	.50%	2.53%	54%
10/31/2011	$—	$11.57	3.60%	$6.8	.77%	.50%	3.19%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	3.25%**	$0.1	26.10%*	.50%*	3.30%*	101%^^
Class A
4/30/2015 (Unaudited)	$—	$11.84	.53%**	$3.4	1.04%*	.87%*	2.03%*	9%**
10/31/2014	$—	$11.91	5.75%	$8.9	1.07%	.87%	2.07%	47%
10/31/2013	$—	$11.57	(1.52)%	$5.0	1.06%	.87%	1.96%	57%
10/31/2012	$—	$12.06	7.16%	$3.4	1.15%	.87%	2.11%	54%
10/31/2011	$—	$11.58	3.22%	$0.2	1.87%	.87%	2.91%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.60	3.20%**	$0.2	23.88%*	.87%*	3.00%*	101%^^
Class C
4/30/2015 (Unaudited)	$—	$11.84	.16%**	$2.0	1.81%*	1.62%*	1.30%*	9%**
10/31/2014	$—	$11.91	4.96%	$1.5	1.88%	1.62%	1.33%	47%
10/31/2013	$—	$11.57	(2.25)%	$1.5	1.86%	1.62%	1.21%	57%
10/31/2012	$—	$12.06	6.37%	$1.5	1.95%	1.62%	1.44%	54%
10/31/2011	$—	$11.58	2.54%	$0.6	2.39%	1.62%	1.99%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	2.83%**	$0.1	22.28%*	1.62%*	2.14%*	101%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
New York Municipal Income Fund
Institutional ClassØØ
4/30/2015 (Unaudited)	$17.72	$0.21	@	$(0.11)	$0.10	$(0.21)	$(0.04)	$—	$(0.25)
10/31/2014	$17.14	$0.42	@	$0.61	$1.03	$(0.42)	$(0.03)	$—	$(0.45)
Period from 3/1/2013ß to 10/31/2013	$17.80	$0.31	@	$(0.66)	$(0.35)	$(0.31)	$—	$—	$(0.31)
2/28/2013	$17.75	$0.31		$0.05	$0.36	$(0.31)	$—	$—	$(0.31)
2/29/2012	$17.40	$0.35		$0.35	$0.70	$(0.35)	$—	$—	$(0.35)
2/28/2011	$17.60	$0.37		$(0.17)	$0.20	$(0.37)	$(0.03)	$—	$(0.40)
2/28/2010	$17.34	$0.40		$0.28	$0.68	$(0.40)	$(0.02)	$—	$(0.42)
Short Duration Bond Fund
Investor Class
4/30/2015 (Unaudited)	$7.92	$0.03	@	$0.00	$0.03	$(0.04)	$—	$—	$(0.04)
10/31/2014	$7.98	$0.07	@	$(0.03)	$0.04	$(0.10)	$—	$—	$(0.10)
10/31/2013	$8.02	$0.05	@	$0.03	$0.08	$(0.12)	$—	$—	$(0.12)
10/31/2012	$7.88	$0.12	@	$0.20	$0.32	$(0.18)	$—	$—	$(0.18)
10/31/2011	$8.09	$0.15	@	$(0.13)	$0.02	$(0.23)	$—	$—	$(0.23)
10/31/2010	$7.83	$0.17	@	$0.38	$0.55	$(0.29)	$—	$—	$(0.29)
Trust Class
4/30/2015 (Unaudited)	$7.55	$0.02	@	$0.01	$0.03	$(0.04)	$—	$—	$(0.04)
10/31/2014	$7.60	$0.06	@	$(0.02)	$0.04	$(0.09)	$—	$—	$(0.09)
10/31/2013	$7.65	$0.04	@	$0.02	$0.06	$(0.11)	$—	$—	$(0.11)
10/31/2012	$7.51	$0.11	@	$0.19	$0.30	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.71	$0.14	@	$(0.13)	$0.01	$(0.21)	$—	$—	$(0.21)
10/31/2010	$7.46	$0.16	@	$0.35	$0.51	$(0.26)	$—	$—	$(0.26)
Institutional Class
4/30/2015 (Unaudited)	$7.92	$0.04	@	$0.00	$0.04	$(0.05)	$—	$—	$(0.05)
10/31/2014	$7.97	$0.08	@	$(0.01)	$0.07	$(0.12)	$—	$—	$(0.12)
10/31/2013	$8.02	$0.07	@	$0.02	$0.09	$(0.14)	$—	$—	$(0.14)
10/31/2012	$7.88	$0.13	@	$0.20	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2011	$8.09	$0.17	@	$(0.14)	$0.03	$(0.24)	$—	$—	$(0.24)
Period from 6/21/2010^ to 10/31/2010	$7.97	$0.06	@	$0.16	$0.22	$(0.10)	$—	$—	$(0.10)
See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
New York Municipal Income Fund
Institutional ClassØØ
4/30/2015 (Unaudited)	$—	$17.57	.59	%**	$65.0	.86%*	.86%*	2.44%*	10%**
10/31/2014	$—	$17.72	6.15%		$67.7	.87%	.87%	2.44%	53%
Period from 3/1/2013ß to 10/31/2013	$—	$17.14	(1.98	)%**	$68.3	.86%*	.86%*	2.64%*	52%**
2/28/2013	$—	$17.80	2.01%		$36.2	1.06%	1.06%	1.71%	28%
2/29/2012	$—	$17.75	4.05%		$37.6	1.07%	1.07%	1.99%	19%
2/28/2011	$—	$17.40	1.08%		$38.2	1.16%	1.16%	2.07%	25%
2/28/2010	$—	$17.60	3.97%		$40.0	1.41%	1.41%	2.28%	18%
Short Duration Bond Fund
Investor Class
4/30/2015 (Unaudited)	$—	$7.91	.41	%**	$30.0	1.16%*	.70%*	.72%*	27%**
10/31/2014	$0.00	$7.92	.52%		$30.7	1.20%	.70%	.85%	71%
10/31/2013	$—	$7.98	1.03%		$32.8	1.19%	.70%	.67%	86%
10/31/2012	$—	$8.02	4.09%		$38.8	1.17%	.70%	1.50%	74%
10/31/2011	$—	$7.88	.20%		$44.1	1.25%	.71%	1.93%	84%
10/31/2010	$—	$8.09	7.08%		$56.1	1.27%	.70%	2.19%	69%
Trust Class
4/30/2015 (Unaudited)	$—	$7.54	.35	%**	$3.0	1.32%*	.80%*	.62%*	27%**
10/31/2014	$0.00	$7.55	.52%		$3.3	1.35%	.80%	.76%	71%
10/31/2013	$—	$7.60	.77%		$4.0	1.35%	.80%	.57%	86%
10/31/2012	$—	$7.65	4.08%		$5.6	1.34%	.80%	1.40%	74%
10/31/2011	$—	$7.51	.10%		$6.4	1.41%	.80%	1.83%	84%
10/31/2010	$—	$7.71	7.01%		$9.4	1.48%	.80%	2.09%	69%
Institutional Class
4/30/2015 (Unaudited)	$—	$7.91	.51	%**	$26.7	.95%*	.50%*	.92%*	27%**
10/31/2014	$0.00	$7.92	.85%		$28.5	1.00%	.50%	1.04%	71%
10/31/2013	$—	$7.97	1.11%		$18.1	.98%	.50%	.87%	86%
10/31/2012	$—	$8.02	4.30%		$22.2	.98%	.51%	1.65%	74%
10/31/2011	$—	$7.88	.40%		$17.9	1.03%	.51%	2.09%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$8.09	2.73	%**	$0.0	33.53%*	.50%*	2.16%*	69%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Class A
4/30/2015 (Unaudited)	$7.55	$0.02	@	$0.00	$0.02	$(0.03)	$—	$—	$(0.03)
10/31/2014	$7.60	$0.05	@	$(0.02)	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2013	$7.64	$0.04	@	$0.02	$0.06	$(0.10)	$—	$—	$(0.10)
10/31/2012	$7.51	$0.08	@	$0.21	$0.29	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.72	$0.13	@	$(0.14)	$(0.01)	$(0.20)	$—	$—	$(0.20)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.05	@	$0.15	$0.20	$(0.08)	$—	$—	$(0.08)
Class C
4/30/2015 (Unaudited)	$7.55	$(0.01	)@	$0.01	$0.00	$(0.01)	$—	$—	$(0.01)
10/31/2014	$7.61	$(0.00	)@	$(0.03)	$(0.03)	$(0.03)	$—	$—	$(0.03)
10/31/2013	$7.65	$(0.02	)@	$0.03	$0.01	$(0.05)	$—	$—	$(0.05)
10/31/2012	$7.51	$0.04	@	$0.20	$0.24	$(0.10)	$—	$—	$(0.10)
10/31/2011	$7.72	$0.07	@	$(0.13)	$(0.06)	$(0.15)	$—	$—	$(0.15)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.03	@	$0.15	$0.18	$(0.06)	$—	$—	$(0.06)
Short Duration High Income Fund
Institutional Class
4/30/2015 (Unaudited)	$10.05	$0.20	@	$(0.04)	$0.16	$(0.20)	$—	$—	$(0.20)
10/31/2014	$10.18	$0.40	@	$(0.12)	$0.28	$(0.40)	$(0.01)	$—	$(0.41)
10/31/2013	$10.01	$0.42	@	$0.22	$0.64	$(0.44)	$(0.03)	$—	$(0.47)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
Class A
4/30/2015 (Unaudited)	$10.05	$0.18	@	$(0.04)	$0.14	$(0.18)	$—	$—	$(0.18)
10/31/2014	$10.19	$0.36	@	$(0.12)	$0.24	$(0.37)	$(0.01)	$—	$(0.38)
10/31/2013	$10.01	$0.37	@	$0.24	$0.61	$(0.40)	$(0.03)	$—	$(0.43)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Class A
4/30/2015 (Unaudited)	$—	$7.54	.32	%**	$4.6	1.33	%*	.87	%*	.55	%*	27%**
10/31/2014	$0.00	$7.55	.45%		$6.7	1.36%		.87%		.66%		71%
10/31/2013	$—	$7.60	.83%		$6.3	1.37%		.87%		.50%		86%
10/31/2012	$—	$7.64	3.87%		$2.3	1.41%		.88%		1.07%		74%
10/31/2011	$—	$7.51	(.10)%		$0.2	1.50%		.87%		1.75%		84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.67	%**	$0.1	26.42	%*	.87	%*	1.83	%*	69%^^
Class C
4/30/2015 (Unaudited)	$—	$7.54	(.05	)%**	$1.7	2.08	%*	1.62	%*	(.20	)%*	27%**
10/31/2014	$0.00	$7.55	(.43)%		$2.0	2.12%		1.62%		(.05)%		71%
10/31/2013	$—	$7.61	.08%		$2.2	2.13%		1.62%		(.24)%		86%
10/31/2012	$—	$7.65	3.23%		$1.7	2.12%		1.63%		.51%		74%
10/31/2011	$—	$7.51	(.84)%		$1.0	2.17%		1.62%		.97%		84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.39	%**	$0.0	34.63	%*	1.62	%*	1.04	%*	69%^^
Short Duration High Income Fund
Institutional Class
4/30/2015 (Unaudited)	$—	$10.01	1.63	%**	$213.6	.81	%*	.75	%*	4.08	%*	22%**
10/31/2014	$0.00	$10.05	2.81%		$214.9	.85%		.75%		3.95%		49%
10/31/2013	$—	$10.18	6.51%		$102.9	1.18%		.75%		4.16%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.38	%**	$25.0	4.24	%*Ø	.71	%*Ø	3.24	%*Ø	35%**
Class A
4/30/2015 (Unaudited)	$—	$10.01	1.45	%**	$3.0	1.21	*	1.12	%*	3.71	%*	22%**
10/31/2014	$0.00	$10.05	2.34%		$3.6	1.24%		1.12%		3.57%		49%
10/31/2013	$—	$10.19	6.21%		$1.2	1.74%		1.12%		3.73%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.36	%**	$0.1	4.79	%*Ø	1.02	%*Ø	3.18	%*Ø	35%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration High Income Fund (cont'd)
Class C
4/30/2015 (Unaudited)	$10.05	$0.15	@	$(0.04)	$0.11	$(0.15)	$—	$—	$(0.15)
10/31/2014	$10.19	$0.29	@	$(0.13)	$0.16	$(0.29)	$(0.01)	$—	$(0.30)
10/31/2013	$10.01	$0.30	@	$0.24	$0.54	$(0.33)	$(0.03)	$—	$(0.36)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.02	@	$0.01	$0.03	$(0.02)	$—	$—	$(0.02)
Strategic Income Fund
Trust Class
4/30/2015 (Unaudited)	$11.32	$0.18	@	$(0.05)	$0.13	$(0.18)	$(0.06)	$—	$(0.24)
10/31/2014	$11.18	$0.38	@	$0.16	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.67	$0.36	@	$(0.23)	$0.13	$(0.39)	$(0.23)	$—	$(0.62)
10/31/2012	$10.98	$0.37	@	$0.85	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
10/31/2011	$11.23	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—	$(0.63)
10/31/2010	$10.58	$0.49	@	$0.81	$1.30	$(0.52)	$(0.13)	$—	$(0.65)
Institutional Class
4/30/2015 (Unaudited)	$11.32	$0.20	@	$(0.05)	$0.15	$(0.20)	$(0.06)	$—	$(0.26)
10/31/2014	$11.19	$0.41	@	$0.16	$0.57	$(0.44)	$—	$—	$(0.44)
10/31/2013	$11.67	$0.40	@	$(0.22)	$0.18	$(0.43)	$(0.23)	$—	$(0.66)
10/31/2012	$10.98	$0.41	@	$0.85	$1.26	$(0.45)	$(0.12)	$—	$(0.57)
10/31/2011	$11.23	$0.46	@	$(0.04)	$0.42	$(0.48)	$(0.19)	$—	$(0.67)
10/31/2010	$10.58	$0.53	@	$0.81	$1.34	$(0.56)	$(0.13)	$—	$(0.69)
Class A
4/30/2015 (Unaudited)	$11.33	$0.18	@	$(0.05)	$0.13	$(0.18)	$(0.06)	$—	$(0.24)
10/31/2014	$11.19	$0.37	@	$0.17	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.68	$0.36	@	$(0.24)	$0.12	$(0.38)	$(0.23)	$—	$(0.61)
10/31/2012	$10.99	$0.36	@	$0.86	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
10/31/2011	$11.24	$0.42	@	$(0.04)	$0.38	$(0.44)	$(0.19)	$—	$(0.63)
10/31/2010	$10.59	$0.48	@	$0.81	$1.29	$(0.51)	$(0.13)	$—	$(0.64)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration High Income Fund (cont'd)
Class C
4/30/2015 (Unaudited)	$—	$10.01	1.07	%**	$0.4	1.99	%*	1.87	%*	2.96	%*	22	%**
10/31/2014	$0.00	$10.05	1.57%		$0.4	2.03%		1.87%		2.83%		49%
10/31/2013	$—	$10.19	5.43%		$0.2	3.80%		1.87%		3.03%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.30	%**	$0.0	5.89	%*Ø	1.60	%*Ø	2.13	%*Ø	35	%**
Strategic Income Fund
Trust Class
4/30/2015 (Unaudited)	$—	$11.21	1.13	%@@**	$49.6	1.14	%*	1.06	%*	3.25	%*	171	%[a]**
10/31/2014	$0.00	$11.32	4.95%		$49.4	1.15%		1.05%		3.33%		365%[a]
10/31/2013	$—	$11.18	1.07%		$43.8	1.18%		1.10%		3.22%		384%[a]
10/31/2012	$—	$11.67	11.46%		$26.6	1.20%		1.10%		3.28%		329%[a]
10/31/2011	$—	$10.98	3.60%		$19.4	1.26%		1.10%		3.86%		265%[a]
10/31/2010	$—	$11.23	12.78%		$16.3	1.36%		1.10%		4.56%		238%[a]
Institutional Class
4/30/2015 (Unaudited)	$—	$11.21	1.30	%@@**	$1,282.3	.78	%*	.71	%*	3.60	%*	171	%[a]**
10/31/2014	$0.00	$11.32	5.22%		$1,043.0	.80%		.70%		3.66%		365%[a]
10/31/2013	$—	$11.19	1.52%		$739.1	.81%		.75%		3.57%		384%[a]
10/31/2012	$—	$11.67	11.85%		$526.3	.84%		.75%		3.61%		329%[a]
10/31/2011	$—	$10.98	3.96%		$210.8	.90%		.75%		4.20%		265%[a]
10/31/2010	$—	$11.23	13.17%		$118.8	.96%		.75%		4.88%		238%[a]
Class A
4/30/2015 (Unaudited)	$—	$11.22	1.10	%@@**	$391.0	1.17	%*	1.11	%*	3.19	%*	171	%[a]**
10/31/2014	$0.00	$11.33	4.89%		$310.3	1.19%		1.10%		3.28%		365%[a]
10/31/2013	$—	$11.19	1.02%		$311.8	1.21%		1.15%		3.14%		384%[a]
10/31/2012	$—	$11.68	11.39%		$309.1	1.24%		1.15%		3.22%		329%[a]
10/31/2011	$—	$10.99	3.55%		$196.0	1.31%		1.15%		3.79%		265%[a]
10/31/2010	$—	$11.24	12.72%		$142.9	1.37%		1.15%		4.44%		238%[a]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class C
4/30/2015 (Unaudited)	$11.32	$0.14	@	$(0.05)	$0.09	$(0.14)	$(0.06)	$—	$(0.20)
10/31/2014	$11.19	$0.29	@	$0.16	$0.45	$(0.32)	$—	$—	$(0.32)
10/31/2013	$11.67	$0.28	@	$(0.23)	$0.05	$(0.30)	$(0.23)	$—	$(0.53)
10/31/2012	$10.98	$0.28	@	$0.86	$1.14	$(0.33)	$(0.12)	$—	$(0.45)
10/31/2011	$11.23	$0.34	@	$(0.04)	$0.30	$(0.36)	$(0.19)	$—	$(0.55)
10/31/2010	$10.58	$0.41	@	$0.81	$1.22	$(0.44)	$(0.13)	$—	$(0.57)
Class R6
4/30/2015 (Unaudited)	$11.32	$0.20	@	$(0.06)	$0.14	$(0.20)	$(0.06)	$—	$(0.26)
10/31/2014	$11.18	$0.42	@	$0.17	$0.59	$(0.45)	$—	$—	$(0.45)
Period from 3/15/2013^ to 10/31/2013	$11.44	$0.26	@	$(0.25)	$0.01	$(0.27)	$—	$—	$(0.27)
Unconstrained Bond Fund
Institutional Class
4/30/2015 (Unaudited)	$9.89	$0.15	@	$(0.23)	$(0.08)	$(0.15)	$—	$—	$(0.15)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)
Class A
4/30/2015 (Unaudited)	$9.89	$0.13	@	$(0.23)	$(0.10)	$(0.13)	$—	$—	$(0.13)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.18	@	$(0.12)	$0.06	$(0.17)	$—	$(0.00)	$(0.17)
Class C
4/30/2015 (Unaudited)	$9.89	$0.10	@	$(0.24)	$(0.14)	$(0.09)	$—	$—	$(0.09)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.13	@	$(0.12)	$0.01	$(0.12)	$—	$(0.00)	$(0.12)
Class R6
4/30/2015 (Unaudited)	$9.89	$0.15	@	$(0.23)	$(0.08)	$(0.15)	$—	$—	$(0.15)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)

See Notes to Financial Highlights

	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class C
4/30/2015 (Unaudited)	$—	$11.21	.75	%@@**	$204.9	1.91	%*	1.81	%*	2.50	%*	171	%[a]**
10/31/2014	$0.00	$11.32	4.07%		$184.5	1.93%		1.80%		2.58%		365%[a]
10/31/2013	$—	$11.19	.40%		$191.7	1.94%		1.85%		2.45%		384%[a]
10/31/2012	$—	$11.67	10.62%		$184.8	1.97%		1.85%		2.52%		329%[a]
10/31/2011	$—	$10.98	2.83%		$120.9	2.03%		1.85%		3.09%		265%[a]
10/31/2010	$—	$11.23	11.93%		$93.3	2.10%		1.85%		3.75%		238%[a]
Class R6
4/30/2015 (Unaudited)	$—	$11.20	1.25	%@@**	$207.1	.71	%*	.64	%*	3.68	%*	171	%[a]**
10/31/2014	$0.00	$11.32	5.39%		$149.4	.72%		.63%		3.69%		365%[a]
Period from 3/15/2013^ to 10/31/2013	$—	$11.18	.09	%**	$17.5	.77	%*	.68	%*	3.70	%*	384	%^^a
Unconstrained Bond Fund
Institutional Class
4/30/2015 (Unaudited)	$—	$9.66	(.82	)%**	$22.9	1.94	%*	.78	%*	3.13	%*	56	%[a]**
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	.88	%**	$23.1	2.22	%Ø*	.84	%Ø*	2.94	%Ø*	118	%**
Class A
4/30/2015 (Unaudited)	$—	$9.66	(1.01	)%**	$7.1	2.31	%*	1.15	%*	2.76	%*	56	%[a]**
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	.61	%**	$7.1	2.62	%Ø*	1.20	%Ø*	2.57	%Ø*	118	%**
Class C
4/30/2015 (Unaudited)	$—	$9.66	(1.37	)%**	$1.1	3.08	%*	1.90	%*	2.01	%*	56	%[a]**
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	.09	%**	$1.0	3.56	%Ø*	1.93	%Ø*	1.84	%Ø*	118	%**
Class R6
4/30/2015 (Unaudited)	$—	$9.66	(.79	)%**	$7.0	1.87	%*	.71	%*	3.20	%*	56	%[a]**
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	.92	%**	$7.1	2.18	%Ø*	.77	%Ø*	3.00	%Ø*	118	%**

Notes to Financial Highlights Income Funds (Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2014.

@@ The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Funds' total returns for the six months ended April 30, 2015.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

§ After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2015	2014	2013	2012	2011	2010
High Income Bond Fund Investor Class	—	—	—	—	—	.93%
High Income Bond Fund Institutional Class	—	—	—	—	.72%	—
High Income Bond Fund Class A	—	—	—	—	1.11%	—
High Income Bond Fund Class C	—	—	—	1.84%	—	—
High Income Bond Fund Class R3	—	—	—	1.33%	1.36%	—

^ The date investment operations commenced.

* Annualized.

** Not annualized.

@ Calculated based on the average number of shares outstanding during each fiscal period.

^^ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2010 for Municipal Intermediate Bond and Short Duration (Institutional Class, Class A and Class C), and for the year ended October 31, 2013 for High Income and Strategic Income (Class R6).

a The portfolio turnover rates not including mortgage dollar roll transactions were 51%, 142%, 139%, 162%, 115% and 112%, respectively, for the six months ended April 30, 2015 and for the years ended October 31, 2014, 2013, 2012, 2011 and 2010 for Core Bond, 52%, 124%, 161%, 157%, 122% and 152%, respectively, for the six months ended April 30, 2015 and for the years ended October 31, 2014, 2013, 2012, 2011 and 2010 for Strategic Income and 53% for the six months ended April 30, 2015 for Unconstrained Bond.

Ø Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Notes to Financial Highlights Income Funds (Unaudited) (cont'd)

ØØ Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended October 31, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income thereafter.

ß New York Municipal Income's fiscal year end changed from February 28 to October 31.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman Europe Limited

Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Management LLC

605 Third Avenue, Mail Drop 2-7

New York, NY 10158-0180

Attn: Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Investment manager: Neuberger Berman Management LLC

Sub-advisers: Neuberger Berman Fixed Income LLC
Neuberger Berman Europe Limited

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0314 06/15

Neuberger Berman
Income Funds

Institutional Class Shares
Class A Shares
Class C Shares

Emerging Markets Debt Fund

Semi-Annual Report

April 30, 2015

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	7
SCHEDULE OF INVESTMENTS	9
FINANCIAL STATEMENTS	27
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	51
Directory	54
Proxy Voting Policies and Procedures	55
Quarterly Portfolio Schedule	55

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Emerging Markets Debt Fund. The report includes a portfolio commentary, a listing of the Fund's investments and its unaudited financial statements for the six months ended April 30, 2015.

The Fund is managed by Rob Drijkoningen and Gorky Urquieta, the co-heads of Neuberger Berman's Emerging Markets Debt team, along with five other portfolio managers. The Fund takes a flexible, research-driven approach to investing across a full spectrum of emerging markets (EM) corporate and sovereign/quasi-sovereign debt securities, denominated in local currency (debt made up of sovereign debt issued in local currencies) and hard currency (debt issued by emerging markets sovereign or corporate issuers, but denominated in U.S. dollars, euro or yen). The portfolio managers employ both top-down and bottom-up methodologies in an effort to gauge macroeconomic risks while identifying what they believe are sound credits that provide favorable risk/return dynamics.

During the six-month period, hard currency sovereign debt delivered a 1.37% return and corporate debt delivered a 2.05% return — both outperforming local currency debt, which delivered a -8.24% return.

The investment team is generally constructive on emerging markets debt as it believes a positive fundamental backdrop currently exists for the asset class. For example, the team anticipates emerging markets will benefit from what it thinks will be a continued growth recovery for the U.S. and the eurozone. If this growth is realized, it could translate into better growth dynamics in emerging markets. The current environment is not without risks, however, and requires us to be tactical and proactively adjust the portfolio as we feel appropriate given evolving conditions in our broad universe.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Emerging Markets Debt Fund Commentary

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a -3.26% total return for the six months ended April 30, 2015 but outperformed its benchmark, a blend consisting of 25% J.P. Morgan Emerging Markets Bond Index-Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index-Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified, which provided a -3.35% return of for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the six-month period, the emerging markets debt market saw positive returns delivered by hard currency sovereign debt and corporate debt. Local currency, on the other hand, performed poorly.

Hard currency performance benefited from the decline in U.S. Treasury rates, while spreads widened during the period. Most of the widening took place in December and January, driven largely by the fall in crude oil prices. At the same time, local bond yields compressed as inflation expectations softened. This trend reversed in February as oil prices recovered while the U.S. dollar appreciation trend also stopped as the eurozone/U.S. growth differential narrowed. From February on we saw outperformance from energy-related names such as Venezuela, Russia, Angola, Ecuador and Kazakhstan.

On the local currency front, Latin America suffered the most from the emerging markets (EM) currencies sell-off in December, while Asia outperformed on a relative basis. Overall, the environment was not favorable for EM foreign exchange (FX), as even the potential beneficiaries of low oil prices (e.g., Asian countries, Turkey and South Africa) suffered from the strong U.S. dollar.

In regards to Fund performance, most of the positive results came from bottom-up allocations in the hard currency sovereign bonds and local currency bonds, as well as from tactical asset allocation. Tactically, we held an overweight in local interest rates on an FX hedged basis and an underweight versus the benchmark in hard currency until early December, when we closed the FX hedge and reallocated to an overweight in hard currency to benefit from more attractive valuations in the latter. We partially closed the underweight in local currency at the beginning of April, as short positions in EM currencies seemed extreme while sentiment started to improve as China pursued more monetary easing, Russia and Ukraine appeared to move towards implementation of the latest Minsk agreement, and Brazil made strides towards a much needed fiscal adjustment.

The largest contributors to performance in hard currency sovereign space were an underweight in Ukraine and overweights in Hungary and Russia. The overweight in Venezuela detracted from performance during the period.

Among the main hard currency portfolio changes over the period, we reduced our corporate exposure in China. In December, we added to oil names in Ecuador, Nigeria and Russia. However, in February we reduced our position in Russia as the conflict with the Ukraine deteriorated and Russia's economic outlook gradually worsened. We moved to an underweight in Turkey as valuations looked expensive on continued government interference with monetary policy amid an environment of general weakening of governance. We increased the overweight in Brazil based on valuations, expectations of a resolution of the Petrobras scandal, and government measures intended to adjust the fiscal gap. We also purchased a corporate credit in Argentina that came to market at what we considered an attractive yield. In Africa, we added to Senegal, where the reform trajectory has remained strong, while the country benefited from lower oil prices. We sold positions in Zambia as copper output worsened and new elections next year complicate the fiscal reform outlook. We also reduced holdings in Iraq as we see fiscal and external balances off track due to the oil shock and security tensions.

In local currency, the portfolio benefited from underweight positions in the Colombian peso and the Singapore dollar, while the overweights in the Mexican peso and Turkey lira detracted from performance. Over the period, we reduced the portfolio's overweights throughout Asia and Eastern Europe, while maintaining a neutral bias to FX. In the rates space, we remained overweighted in Brazil and Thailand. In Hungary, we returned to an overweight position after taking profits in November. In Poland, we remained underweighted versus an overweight in Romania on diverging monetary policies and valuations favoring the latter.

2

Among the main trades in the local space, we remained overweighted in China given its high carry and on expectations that the People's Bank of China would not engineer a currency sell off. We were also overweighted in the Indian rupee as fundamentals remained strong. Conversely, we were underweighted in Singapore and Korea as proxies for ongoing U.S. dollar strength. In CEEMEA (Central and Eastern Europe, Middle East and Africa), we added to the overweight in Hungary and increased the underweight in South Africa as fundamentals kept deteriorating. We also closed the underweight in Turkey on favorable current account dynamics. We remained long on the Mexican peso as we believed the country would likely benefit from stronger U.S. growth.

The portfolio's use of interest rate swaps, cross currency swaps, forward foreign currency contracts and financial futures contracts negatively impacted portfolio performance during the period.

Looking ahead, we view the global economic outlook as becoming more supportive for emerging markets. We believe the growth recovery should continue further for both the U.S. and eurozone, which would create better prospects for EM exports. On the other hand, domestic demand remains slow in most EM countries except in Eastern Europe. We believe emerging market fundamentals are going through a negative trend, with lower commodity prices, a strong U.S. dollar, slower growth in China and geopolitical developments affecting investor sentiment. Yet, we remain comfortable with the overall emerging markets' underlying credit quality.

The hard currency universe has become less attractive to us relative to local bonds as spreads in the former have compressed, in part reacting to the rebound in commodity prices as of late. Overall, however, given ultra-low rates in the eurozone and low rates in many other fixed income markets, the return proposition in emerging markets debt is appealing, in our view, assuming pitfalls in some riskier EM markets can be avoided.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

3

Emerging Markets Debt Fund

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2015
	Date	04/30/2015	1 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	-3.26%	-1.61%	1.24%
Class A	09/27/2013	-3.33%	-1.87%	0.94%
Class C	09/27/2013	-3.80%	-2.72%	0.11%
With Sales Charge
Class A		-7.42%	-5.99%	-1.75%
Class C		-4.74%	-3.65%	0.11%
Index
Blended Benchmark*[1,2]		-3.35%	-1.83%	0.87%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2015, the 30-day SEC yields were 5.40%, 4.80%, and 4.27% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 5.18%, 3.61% and 3.23% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.12%, 1.74% and 2.45% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.91%, 1.28% and 2.03% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Endnotes

1  Please see "Glossary of Indices" on page 6 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC (Management) and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is September 27, 2013.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

5

Glossary of Indices

Blended benchmark is composed of 50% J.P. Morgan GBI — Emerging Markets Global Diversified, 25% J.P. Morgan EMBI — Global Diversified, and 25% J.P. Morgan CEMBI — Diversified, and is rebalanced monthly.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Information as of 4/30/15 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/1/14 - 4/30/15	Expense Ratio	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During the Period(1) 11/1/14 - 4/30/15	Expense Ratio
Neuberger Berman Emerging Markets Debt Fund
Institutional Class	$1,000.00	$967.40	$4.39	0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Class A	$1,000.00	$966.70	$6.19	1.27%	$1,000.00	$1,018.50	$6.36	1.27%
Class C	$1,000.00	$962.00	$9.83	2.02%	$1,000.00	$1,014.78	$10.09	2.02%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

8

Schedule of Investments Emerging Markets Debt Fund (Unaudited) 4/30/15

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
Corporate Debt Securities (28.5%)
Argentina (0.1%)
$245	YPF SA, Senior Unsecured Notes, 8.50%, due 7/28/25	$249	ñ
Azerbaijan (0.7%)
400	Int'l Bank of Azerbaijan OJSC, Senior Unsecured Notes, 5.63%, due 6/11/19	384
200	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Notes, 5.45%, due 2/9/17	207
826	State Oil Co. of the Azerbaijan Republic, Senior Unsecured Euro Medium-Term Notes,	803
	4.75%, due 3/13/23
		1,394
Brazil (2.1%)
400	Banco Bradesco SA, Subordinated Notes, 5.90%, due 1/16/21	429
290	Banco do Brasil SA, Guaranteed Notes, 3.88%, due 10/10/22	273
300	ESAL GmbH, Guaranteed Notes, 6.25%, due 2/5/23	298
210	Fibria Overseas Finance Ltd., Guaranteed Notes, 5.25%, due 5/12/24	217
250	Itau Unibanco Holding SA, Subordinated Notes, 5.75%, due 1/22/21	264
200	Itau Unibanco Holding SA, Subordinated Notes, 5.65%, due 3/19/22	208
200	JBS Investments GmbH, Guaranteed Notes, 7.75%, due 10/28/20	217
200	Marfrig Overseas Ltd., Guaranteed Notes, 9.50%, due 5/4/20	196
600	Minerva Luxembourg SA, Guaranteed Notes, 7.75%, due 1/31/23	598
200	Petrobras Global Finance BV, Guaranteed Notes, 5.75%, due 1/20/20	200
200	Samarco Mineracao SA, Senior Unsecured Notes, 5.75%, due 10/24/23	199	ñ
350	Suzano Trading Ltd., Guaranteed Notes, 5.88%, due 1/23/21	367	@
400	TAM Capital 3, Inc., Guaranteed Notes, 8.38%, due 6/3/21	408
100	Vale Overseas Ltd., Guaranteed Unsecured Notes, 8.25%, due 1/17/34	115
50	Vale Overseas Ltd., Guaranteed Notes, 6.88%, due 11/21/36	50
		4,039
Chile (0.9%)
240	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.50%, due 8/1/24	248
350	Cencosud SA, Guaranteed Notes, 4.88%, due 1/20/23	355
450	Corpbanca SA, Senior Unsecured Notes, 3.88%, due 9/22/19	462
200	Empresa Nacional del Petroleo, Senior Unsecured Notes, 4.38%, due 10/30/24	204	ñ
200	GNL Quintero SA, Senior Unsecured Notes, 4.63%, due 7/31/29	209
250	VTR Finance BV, Senior Secured Notes, 6.88%, due 1/15/24	259
		1,737
China (2.3%)
200	China Cinda Finance 2014 Ltd., Guaranteed Notes, 5.63%, due 5/14/24	217
200	China Cinda Finance 2015 I Ltd., Guaranteed Notes, 4.25%, due 4/23/25	196	ñ
200	China Overseas Finance Cayman III Ltd., Guaranteed Notes, 6.38%, due 10/29/43	219
200	China Resources Power East Foundation Co., Ltd., Guaranteed Notes, 7.25%, due 5/9/49	206	µ
200	CITIC Ltd., Subordinated Notes, 8.63%, due 5/29/49	231	µ
800	CITIC Pacific Ltd., Senior Unsecured Notes, 6.80%, due 1/17/23	944
300	CNOOC Curtis Funding No. 1 Pty Ltd., Guaranteed Notes, 4.50%, due 10/3/23	323
205	CNOOC Finance 2011 Ltd., Guaranteed Notes, 4.25%, due 1/26/21	220
200	CNOOC Finance 2012 Ltd., Guaranteed Notes, 3.88%, due 5/2/22	208
250	COSL Finance BVI Ltd., Guaranteed Notes, 3.25%, due 9/6/22	243
300	Country Garden Holdings Co., Ltd., Guaranteed Notes, 7.25%, due 4/4/21	310

See Notes to Schedule of Investments

9

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
	$200	Franshion Development Ltd., Guaranteed Notes, 6.75%, due 4/15/21	$224
	400	Poly Real Estate Finance Ltd., Guaranteed Notes, 4.50%, due 8/6/18	415
	400	Sinopec Group Overseas Development 2014 Ltd., Guaranteed Notes,	431
		4.38%, due 4/10/24
			4,387
Colombia (2.1%)
	300	Banco Davivienda SA, Subordinated Notes, 5.88%, due 7/9/22	310
	275	Banco de Bogota SA, Subordinated Notes, 5.38%, due 2/19/23	287
	350	Bancolombia SA, Subordinated Notes, 6.13%, due 7/26/20	376
	267	BBVA Colombia SA, Subordinated Notes, 4.88%, due 4/21/25	269	ñ
	249	Ecopetrol SA, Senior Unsecured Notes, 5.88%, due 5/28/45	239	@
	370	Empresa de Energia de Bogota SA ESP, Senior Unsecured Notes, 6.13%, due 11/10/21	400
COP	1,278,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 8.38%, due 2/1/21	568
COP	1,227,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 7.63%, due 9/10/24	512	ñ
COP	437,000	Financiera de Desarrollo Territorial SA Findeter, Senior Unsecured Notes,	186	ñ
		7.88%, due 8/12/24
	$360	Millicom Int'l Cellular SA, Senior Unsecured Notes, 6.63%, due 10/15/21	383
	200	Millicom Int'l Cellular SA, Senior Unsecured Notes, 6.63%, due 10/15/21	213	ñ
	275	Pacific Rubiales Energy Corp., Guaranteed Notes, 5.63%, due 1/19/25	192	ñ@
			3,935
Guatemala (0.3%)
	200	Cementos Progreso Trust, Guaranteed Notes, 7.13%, due 11/6/23	216	ñ
	260	Comcel Trust via Comunicaciones Celulares SA, Guaranteed Notes, 6.88%, due 2/6/24	279	ñ@
			495
Hong Kong (1.5%)
	200	Bank of East Asia Ltd., Subordinated Euro Medium-Term Notes, 6.38%, due 5/4/22	213	µ
	250	Bank of East Asia Ltd., Subordinated Notes, 4.25%, due 11/20/24	252	µ
	350	CLP Power HK Finance Ltd., Guaranteed Notes, 4.25%, due 5/29/49	360	µ
	200	Fita Int'l Ltd., Guaranteed Notes, 7.00%, due 2/10/20	225
	100	Hutchison Whampoa Int'l 10 Ltd., Guaranteed Notes, 6.00%, due 4/29/49	102	ñµ
	200	MIE Holdings Corp., Guaranteed Notes, 7.50%, due 4/25/19	146	ñ
	400	Noble Group Ltd., Senior Unsecured Notes, 6.75%, due 1/29/20	418
	200	NWD MTN Ltd., Guaranteed Euro Medium-Term Notes, 5.25%, due 2/26/21	213
	288	OCBC Wing Hang Bank Ltd., Subordinated Euro Medium-Term Notes,	304	µ
		6.00%, due 4/29/49
	250	Shimao Property Holdings Ltd., Guaranteed Notes, 8.13%, due 1/22/21	261
	275	Sun Hung Kai Properties Capital Market Ltd., Guaranteed Euro Medium-Term Notes,	282
		3.63%, due 1/16/23
			2,776
India (1.4%)
	350	ABJA Investment Co. Pte Ltd., Guaranteed Notes, 5.95%, due 7/31/24	363
	200	Bharti Airtel Int'l Netherlands BV, Guaranteed Notes, 5.13%, due 3/11/23	217
	250	Bharti Airtel Int'l Netherlands BV, Guaranteed Notes, 5.35%, due 5/20/24	276	ñ
	200	Indian Oil Corp. Ltd., Senior Unsecured Euro Medium-Term Notes, 5.75%, due 8/1/23	223
	225	NTPC Ltd., Senior Unsecured Euro Medium-Term Notes, 5.63%, due 7/14/21	254
	300	Oil India Ltd., Senior Unsecured Notes, 5.38%, due 4/17/24	331
	250	ONGC Videsh Ltd., Guaranteed Notes, 3.75%, due 5/7/23	249

See Notes to Schedule of Investments

10

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
$250	Reliance Industries Ltd., Senior Unsecured Notes, 4.13%, due 1/28/25	$254	ñ
250	Reliance Industries Ltd., Senior Unsecured Notes, 4.88%, due 2/10/45	239	ñ
200	Vedanta Resources PLC, Senior Unsecured Notes, 6.00%, due 1/31/19	190
		2,596
Indonesia (1.5%)
515	Listrindo Capital BV, Guaranteed Notes, 6.95%, due 2/21/19	543	ñ
800	Pertamina Persero PT, Senior Unsecured Notes, 6.00%, due 5/3/42	803	@
750	Pertamina Persero PT, Senior Unsecured Notes, 5.63%, due 5/20/43	725	ñ
280	Pertamina Persero PT, Senior Unsecured Notes, 6.45%, due 5/30/44	299	ñ@
400	Pertamina Persero PT, Senior Unsecured Notes, 6.45%, due 5/30/44	427
		2,797
Iraq (0.1%)
200	Genel Energy Finance PLC, Guaranteed Notes, 7.50%, due 5/14/19	191	ñ
Israel (0.3%)
400	Israel Electric Corp. Ltd., Senior Secured Notes, 9.38%, due 1/28/20	512
Jamaica (0.4%)
800	Digicel Group Ltd., Senior Unsecured Notes, 8.25%, due 9/30/20	825	@
Kazakhstan (2.0%)
200	Halyk Savings Bank of Kazakhstan JSC, Senior Unsecured Notes, 7.25%, due 5/3/17	206
500	KazMunayGas National Co., JSC, Senior Unsecured Global Medium-Term Notes, Ser. 2,	565
	9.13%, due 7/2/18
200	KazMunayGas National Co., JSC, Senior Unsecured Notes, 6.38%, due 4/9/21	212
200	KazMunayGas National Co., JSC, Unsecured Notes, 4.88%, due 5/7/25	189	ñ
2,400	KazMunayGas National Co., JSC, Senior Unsecured Notes, 5.75%, due 4/30/43	2,176
200	Nostrum Oil & Gas Finance BV, Guaranteed Notes, 6.38%, due 2/14/19	190
200	Zhaikmunai LLP, Guaranteed Notes, 7.13%, due 11/13/19	188	ñ
		3,726
Korea (0.1%)
200	Woori Bank Co., Ltd., Subordinated Notes, 4.75%, due 4/30/24	212	ñ
Macau (0.1%)
225	Wynn Macau Ltd., Senior Unsecured Notes, 5.25%, due 10/15/21	211
Malaysia (0.1%)
200	Petronas Capital Ltd., Guaranteed Notes, 4.50%, due 3/18/45	204	ñ
Mexico (4.2%)
325	Alfa SAB de CV, Senior Unsecured Notes, 6.88%, due 3/25/44	364	ñ@
200	Alpek SAB de CV, Guaranteed Notes, 5.38%, due 8/8/23	216
210	BBVA Bancomer SA, Subordinated Notes, 6.50%, due 3/10/21	232	ñ
See Notes to Schedule of Investments

11

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
	$485	BBVA Bancomer SA, Subordinated Notes, 6.75%, due 9/30/22	$551
	794	Cemex Finance LLC, Senior Secured Notes, 9.38%, due 10/12/22	904
	200	Cemex SAB de CV, Senior Secured Notes, 6.13%, due 5/5/25	205	ñ
	200	Elementia SAB de CV, Guaranteed Notes, 5.50%, due 1/15/25	199
	375	Empresas ICA SAB de CV, Guaranteed Notes, 8.90%, due 2/4/21	346
	248	Fermaca Enterprises S de RL de CV, Senior Secured Notes, 6.38%, due 3/30/38	262
	199	Fermaca Enterprises S de RL de CV, Senior Secured Notes, 6.38%, due 3/30/38	209	ñ
MXN	7,700	Petroleos Mexicanos, Guaranteed Notes, 7.19%, due 9/12/24	487
MXN	5,200	Petroleos Mexicanos, Guaranteed Notes, 7.19%, due 9/12/24	329	ñ
	$250	Petroleos Mexicanos, Guaranteed Notes, 4.25%, due 1/15/25	251	ñ
	1,000	Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 6/2/41	1,104
	366	Petroleos Mexicanos, Guaranteed Notes, 6.38%, due 1/23/45	403	@
	250	Servicios Corporativos Javer SAPI de CV, Guaranteed Notes, 9.88%, due 4/6/21	265
	200	Sixsigma Networks Mexico SA de CV, Guaranteed Notes, 8.25%, due 11/7/21	211	ñ
	550	Sixsigma Networks Mexico SA de CV, Guaranteed Notes, 8.25%, due 11/7/21	580
	200	Trust F/1401, Senior Unsecured Notes, 5.25%, due 12/15/24	212
	200	Trust F/1401, Senior Unsecured Notes, 6.95%, due 1/30/44	230	ñ@
	200	Unifin Financiera SA de CV, Guaranteed Notes, 6.25%, due 7/22/19	194	ñ
	200	Unifin Financiera SA de CV, Guaranteed Notes, 6.25%, due 7/22/19	194
			7,948
Morocco (0.3%)
	350	Office Cherifien des Phosphates SA, Senior Unsecured Notes, 5.63%, due 4/25/24	375	ñ
	200	Office Cherifien des Phosphates SA, Senior Unsecured Notes, 4.50%, due 10/22/25	193	ñ
			568
Peru (1.5%)
	200	Abengoa Transmision Sur SA, Senior Secured Notes, 6.88%, due 4/30/43	226	ñ
	325	Banco de Credito del Peru, Subordinated Notes, 6.88%, due 9/16/26	369	µ
	200	Banco de Credito del Peru, Subordinated Notes, 6.13%, due 4/24/27	219	µ
	250	Banco Int'l del Peru SAA, Subordinated Notes, 6.63%, due 3/19/29	271	ñµ
	190	BBVA Banco Continental SA, Senior Unsecured Notes, 5.00%, due 8/26/22	203
	200	Co. Minera Ares SAC, Guaranteed Notes, 7.75%, due 1/23/21	204	ñ
	271	Corp. Financiera de Desarrollo SA, Subordinated Notes, 5.25%, due 7/15/29	284	ñµ
	83	InRetail Consumer, Guaranteed Notes, 5.25%, due 10/10/21	85	ñ
	200	Minsur SA, Senior Unsecured Notes, 6.25%, due 2/7/24	223	ñ@
	200	Southern Copper Corp., Senior Unsecured Notes, 3.88%, due 4/23/25	199
	205	Southern Copper Corp., Senior Unsecured Notes, 7.50%, due 7/27/35	235
	50	Southern Copper Corp., Senior Unsecured Notes, 6.75%, due 4/16/40	54
	312	Union Andina de Cementos SAA, Senior Unsecured Notes, 5.88%, due 10/30/21	317	ñ
			2,889
Russia (2.2%)
	400	Alfa Bank OJSC via Alfa Bond Issuance PLC, Senior Unsecured Notes, 7.75%, due 4/28/21	395
	200	Bank Otkritie Financial Corp OJSC via OFCB Capital PLC, Senior Unsecured Notes,	196
		7.25%, due 4/25/18
	200	Credit Bank of Moscow via CBOM Finance PLC, Senior Unsecured Notes, 7.70%, due 2/1/18	196
	200	Credit Bank of Moscow via CBOM Finance PLC, Subordinated Notes, 8.70%, due 11/13/18	170
	450	EDC Finance Ltd., Guaranteed Notes, 4.88%, due 4/17/20	400
	400	Gazprom OAO via Gaz Capital SA, Senior Unsecured Notes, 5.09%, due 11/29/15	403
	550	Gazprom OAO via Gaz Capital SA, Senior Unsecured Notes, 9.25%, due 4/23/19	609

See Notes to Schedule of Investments

12

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]		VALUE†
(000's omitted)		(000's omitted)[z]
$200	Mobile Telesystems OJSC via MTS Int'l Funding Ltd., Senior Unsecured Notes,	$217
	8.63%, due 6/22/20
350	Rosneft Finance SA, Guaranteed Notes, Ser. 6, 7.88%, due 3/13/18	356
200	Sistema JSFC Via Sistema Int'l Funding SA, Senior Unsecured Notes, 6.95%, due 5/17/19	188	ñ
200	Vnesheconombank via VEB Finance PLC, Senior Unsecured Notes, 5.38%, due 2/13/17	196	ñ
300	Vnesheconombank Via VEB Finance PLC, Senior Unsecured Notes, 6.90%, due 7/9/20	287
300	Vnesheconombank Via VEB Finance PLC, Senior Unsecured Euro Medium-Term Notes,	277
	6.80%, due 11/22/25
200	VTB Bank OJSC Via VTB Capital SA, Senior Unsecured Notes, 6.00%, due 4/12/17	197
		4,087
Saudi Arabia (0.3%)
500	Saudi Electricity Global Sukuk Co 3, Senior Unsecured Notes, 5.50%, due 4/8/44	547	ñ
Singapore (0.3%)
350	Oversea-Chinese Banking Corp. Ltd., Subordinated Notes, 3.15%, due 3/11/23	356	µ
300	United Overseas Bank Ltd., Subordinated Euro Medium-Term Notes, 2.88%, due 10/17/22	306	µ
		662
South Africa (0.4%)
200	AngloGold Holdings PLC, Guaranteed Notes, 8.50%, due 7/30/20	220	@
250	Eskom Holdings SOC Ltd., Senior Unsecured Notes, 6.75%, due 8/6/23	259
200	Eskom Holdings SOC Ltd., Unsecured Notes, 7.13%, due 2/11/25	208	ñ
		687
Thailand (0.5%)
200	PTT Exploration & Production PCL, Subordinated Notes, 4.88%, due 12/29/49	202	µ
200	PTT Exploration & Production PCL, Subordinated Notes, 4.88%, due 12/29/49	202	ñµ
200	PTT Global Chemical PCL, Senior Unsecured Notes, 4.25%, due 9/19/22	210
200	PTT PCL, Senior Unsecured Notes, 4.50%, due 10/25/42	185
200	Siam Commercial Bank PCL, Senior Unsecured Notes, 3.50%, due 4/7/19	208	ñ
		1,007
Trinidad And Tobago (0.2%)
350	Columbus Int'l, Inc., Guaranteed Notes, 7.38%, due 3/30/21	381
Tunisia (0.2%)
294	Banque Centrale de Tunisie SA, Senior Unsecured Notes, 5.75%, due 1/30/25	304	ñ
Turkey (1.0%)
200	Akbank TAS, Senior Unsecured Notes, 5.13%, due 3/31/25	195	ñ
210	Finansbank AS, Senior Unsecured Notes, 6.25%, due 4/30/19	214	ñ
483	TC Ziraat Bankasi AS, Senior Unsecured Notes, 4.25%, due 7/3/19	479	ñ@
200	Turkiye Is Bankasi, Senior Unsecured Notes, 5.00%, due 4/30/20	201	ñ
200	Turkiye Is Bankasi, Subordinated Notes, 7.85%, due 12/10/23	221	ñ
200	Turkiye Vakiflar Bankasi Tao, Senior Unsecured Notes, 5.00%, due 10/31/18	203	ñ
200	Yapi ve Kredi Bankasi AS, Senior Unsecured Notes, 5.25%, due 12/3/18	204	ñ

See Notes to Schedule of Investments

13

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
	$200	Yapi ve Kredi Bankasi AS, Subordinated Notes, 5.50%, due 12/6/22	$193
			1,910
United Arab Emirates (0.6%)
	300	ADCB Finance Cayman Ltd., Guaranteed Euro Medium-Term Notes, 4.50%, due 3/6/23	311
	320	DP World Ltd., Senior Unsecured Notes, 6.85%, due 7/2/37	360	ñ@
	400	Emirates NBD PJSC, Subordinated Euro Medium-Term Notes, 4.88%, due 3/28/23	413	µ
			1,084
Venezuela (0.8%)
	1,453	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	850
	1,630	Petroleos de Venezuela SA, Guaranteed Notes, 6.00%, due 5/16/24	688
			1,538
		Total Corporate Debt Securities (Cost $53,596)	53,898
Government Securities (66.4%)
Armenia (0.5%)
	887	Republic of Armenia, Unsecured Notes, 7.15%, due 3/26/25	900	ñ
Azerbaijan (0.2%)
	400	Republic of Azerbaijan International Bond, Senior Unsecured Notes, 4.75%, due 3/18/24	417
Belize (0.3%)
	800	Belize Government International Bond, Senior Unsecured Notes, 5.00%, due 2/20/38	596	**
Bermuda (0.2%)
	350	Bermuda Government International Bond, Senior Unsecured Notes, 4.85%, due 2/6/24	373	ñ
Bolivia (0.8%)
	700	Bolivian Government International Bond, Senior Unsecured Notes, 5.95%, due 8/22/23	736
	650	Bolivian Government International Bond, Senior Unsecured Notes, 5.95%, due 8/22/23	683	ñ
			1,419
Brazil (7.2%)
BRL	8,081	Brazil Letras do Tesouro Nacional, Bills, 11.13%-12.49%, due 1/1/17	2,171	[c]
BRL	14,997	Brazil Letras do Tesouro Nacional, Bills, 11.20%-12.67%, due 1/1/18	3,581	[c]
BRL	3,892	Brazil Notas do Tesouro Nacional, Notes, Ser. F, 10.00%, due 1/1/21	1,154
BRL	300	Brazil Notas do Tesouro Nacional, Notes, Ser. B, 6.00%, due 8/15/22	257
BRL	11,999	Brazil Notas do Tesouro Nacional, Notes, Ser. F, 10.00%, due 1/1/25	3,405
	$450	Brazilian Government International Bond, Senior Unsecured Notes, 2.63%, due 1/5/23	411
	525	Brazilian Government International Bond, Senior Unsecured Notes, 4.25%, due 1/7/25	518
	900	Brazilian Government International Bond, Senior Unsecured Notes, 8.25%, due 1/20/34	1,188
	820	Brazilian Government International Bond, Senior Unsecured Notes, 7.13%, due 1/20/37	994
			13,679

See Notes to Schedule of Investments

14

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Colombia (3.4%)
COP	423,000	Colombia Government International Bond, Senior Unsecured Notes, 4.38%, due 3/21/23	$165
	$200	Colombia Government International Bond, Senior Unsecured Notes, 8.13%, due 5/21/24	265
COP	921,000	Colombia Government International Bond, Senior Unsecured Notes, 9.85%, due 6/28/27	507
	$200	Colombia Government International Bond, Senior Unsecured Notes, 7.38%, due 9/18/37	267
	910	Colombia Government International Bond, Senior Unsecured Notes, 5.63%, due 2/26/44	1,003
	200	Colombia Government International Bond, Senior Unsecured Notes, 5.00%, due 6/15/45	202
COP	5,171,800	Colombian TES, Bonds, Ser. B, 7.00%, due 5/4/22	2,245
COP	2,202,700	Colombian TES, Bonds, Ser. B, 6.00%, due 4/28/28	825
COP	2,184,800	Colombian TES, Bonds, Ser. B, 7.75%, due 9/18/30	941
			6,420
Costa Rica (0.3%)
	$320	Costa Rica Government International Bond, Senior Unsecured Notes, 7.00%, due 4/4/44	329
	203	Costa Rica Government International Bond, Senior Unsecured Notes, 7.16%, due 3/12/45	210	ñ
			539
Cote D'Ivoire (1.9%)
	700	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.38%, due 7/23/24	669	ñ
	200	Ivory Coast Government International Bond, Senior Unsecured Notes, 6.38%, due 3/3/28	200	ñ
	2,400	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	2,293	**
	450	Ivory Coast Government International Bond, Senior Unsecured Notes, 5.75%, due 12/31/32	430	ñ**
			3,592
Croatia (0.6%)
	500	Croatia Government International Bond, Senior Unsecured Notes, 6.25%, due 4/27/17	530
	400	Croatia Government International Bond, Senior Unsecured Notes, 6.75%, due 11/5/19	446
	200	Croatia Government International Bond, Senior Unsecured Notes, 6.38%, due 3/24/21	221
			1,197
Dominican Republic (0.9%)
DOP	2,040	Dominican Republic International Bond, Senior Unsecured Notes, 11.00%, due 1/5/18	46	Ñ
DOP	1,200	Dominican Republic International Bond, Bonds, 15.95%, due 6/4/21	34	Ñ
DOP	20,330	Dominican Republic International Bond, Unsecured Notes, 11.00%, due 7/30/21	463	#
DOP	20,000	Dominican Republic International Bond, Bonds, 11.50%, due 5/10/24	478	Ñ
	$280	Dominican Republic International Bond, Senior Unsecured Notes, 7.45%, due 4/30/44	315	Ñ
	123	Dominican Republic International Bond, Senior Unsecured Notes, 7.45%, due 4/30/44	138	#
	264	Dominican Republic International Bond, Senior Unsecured Notes, 6.85%, due 1/27/45	276	#
			1,750
Ecuador (0.7%)
	327	Ecuador Government International Bond, Senior Unsecured Notes, 10.50%, due 3/24/20	353	ñ
	930	Ecuador Government International Bond, Unsecured Notes, 7.95%, due 6/20/24	907
			1,260
Egypt (0.1%)
	138	Arab Republic of Egypt, Senior Unsecured Notes, 6.88%, due 4/30/40	143

See Notes to Schedule of Investments

15

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
El Salvador (0.5%)
	$504	El Salvador Government International Bond, Unsecured Notes, 6.38%, due 1/18/27	$513
	147	El Salvador Government International Bond, Unsecured Notes, 6.38%, due 1/18/27	149	ñ
	320	El Salvador Government International Bond, Senior Unsecured Notes, 7.65%, due 6/15/35	337
			999
Ethiopia (0.1%)
	200	Federal Democratic Republic of Ethiopia, Senior Unsecured Notes, 6.63%, due 12/11/24	201	ñ
Ghana (0.5%)
	200	Republic of Ghana, Unsecured Notes, 7.88%, due 8/7/23	193
	607	Republic of Ghana, Unsecured Notes, 8.13%, due 1/18/26	587	ñ@
	240	Republic of Ghana, Unsecured Notes, 8.13%, due 1/18/26	232
			1,012
Hungary (5.9%)
HUF	265,990	Hungary Government Bond, Bonds, 7.50%, due 11/12/20	1,206
HUF	607,180	Hungary Government Bond, Bonds, 7.00%, due 6/24/22	2,759
HUF	638,860	Hungary Government Bond, Bonds, 5.50%, due 6/24/25	2,755
	$456	Hungary Government International Bond, Senior Unsecured Notes, 5.75%, due 11/22/23	525
	2,540	Hungary Government International Bond, Senior Unsecured Notes, 7.63%, due 3/29/41	3,660
	200	Magyar Export-Import Bank Zrt, Government Guaranteed Notes, 4.00%, due 1/30/20	203	ñ
			11,108
Indonesia (5.5%)
	800	Indonesia Government International Bond, Senior Unsecured Notes, 8.50%, due 10/12/35	1,156
	350	Indonesia Government International Bond, Senior Unsecured Notes, 7.75%, due 1/17/38	478
	350	Indonesia Government International Bond, Senior Unsecured Notes, 7.75%, due 1/17/38	477	ñ
	200	Indonesia Government International Bond, Senior Unsecured Notes, 6.75%, due 1/15/44	253
IDR	3,500,000	Indonesia Treasury Bond, Senior Unsecured Notes, 7.88%, due 4/15/19	273
IDR	30,400,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 3/15/24	2,446
IDR	27,023,000	Indonesia Treasury Bond, Senior Unsecured Notes, 9.00%, due 3/15/29	2,279
IDR	38,544,000	Indonesia Treasury Bond, Senior Unsecured Notes, 8.38%, due 3/15/34	3,071
			10,433
Iraq (0.3%)
	$266	Republic of Iraq, Unsecured Notes, 5.80%, due 1/15/28	229
	261	Republic of Iraq, Unsecured Notes, 5.80%, due 1/15/28	225	ñ
			454
Jamaica (0.1%)
	217	Jamaica Government International Bond, Senior Unsecured Notes, 7.63%, due 7/9/25	242
Kazakhstan (0.3%)
	600	Kazakhstan Government International Bond, Senior Unsecured Notes, 3.88%, due 10/14/24	580	ñ

See Notes to Schedule of Investments

16

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Kenya (0.8%)
	$506	Kenya Government International Bond, Senior Unsecured Notes, 6.88%, due 6/24/24	$534	ñ
KES	90,000	Kenya Infrastructure Bond, Bonds, 11.00%, due 9/15/25	943
			1,477
Malaysia (3.4%)
MYR	9,000	Malaysia Government Bond, Senior Unsecured Notes, 3.65%, due 10/31/19	2,535
MYR	1,645	Malaysia Government Bond, Senior Unsecured Notes, 3.49%, due 3/31/20	458
MYR	400	Malaysia Government Bond, Senior Unsecured Notes, 4.05%, due 9/30/21	114
MYR	4,900	Malaysia Government Bond, Senior Unsecured Notes, 4.18%, due 7/15/24	1,408
MYR	2,250	Malaysia Government Bond, Senior Unsecured Notes, 4.94%, due 9/30/43	667
MYR	4,200	Malaysia Government Investment Issue, Senior Unsecured Notes, 4.44%, due 5/22/24	1,216
			6,398
Mexico (3.4%)
MXN	7,819	Mexican Bonos, Bonds, Ser. M, 8.00%, due 12/7/23	581
MXN	27,800	Mexican Bonos, Bonds, Ser. M, 10.00%, due 12/5/24	2,347
MXN	6,857	Mexican Bonos, Bonds, Ser. M, 7.50%, due 6/3/27	497
MXN	1,800	Mexican Bonos, Bonds, Ser. M, 8.50%, due 5/31/29	142
MXN	21,094	Mexican Bonos, Bonds, Ser. M, 7.75%, due 5/29/31	1,570
MXN	10,044	Mexican Udibonos, Bonds, Ser. S, 2.50%, due 12/10/20	653
	$315	United Mexican States, Senior Unsecured Notes, 5.55%, due 1/21/45	360
	262	United Mexican States, Senior Unsecured Notes, 4.60%, due 1/23/46	261
			6,411
Mongolia (0.5%)
	500	Development Bank of Mongolia LLC, Government Guaranteed Notes, 5.75%, due 3/21/17	482
	600	Mongolia Government International Bond, Senior Unsecured Notes, 5.13%, due 12/5/22	535
			1,017
Morocco (0.1%)
	200	Morocco Government International Bond, Senior Unsecured Notes, 5.50%, due 12/11/42	215
Nigeria (0.4%)
	700	Nigeria Government International Bond, Senior Unsecured Notes, 6.38%, due 7/12/23	736
Pakistan (0.7%)
	1,227	Islamic Republic of Pakistan, Senior Unsecured Notes, 8.25%, due 4/15/24	1,338
Panama (0.1%)
	150	Panama Government International Bond, Senior Unsecured Notes, 6.70%, due 1/26/36	194
Peru (1.3%)
PEN	1,383	Peruvian Government International Bond, Senior Unsecured Notes, 5.20%, due 9/12/23	428
PEN	2,466	Peruvian Government International Bond, Unsecured Notes, 5.70%, due 8/12/24	777	ñ
PEN	3,530	Peruvian Government International Bond, Senior Unsecured Notes, 6.95%, due 8/12/31	1,166
			2,371

See Notes to Schedule of Investments

17

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Philippines (0.2%)
PHP	12,000	Philippine Government International Bond, Senior Unsecured Notes, 3.90%, due 11/26/22	$273
Poland (1.2%)
PLN	2,813	Poland Government Bond, Bonds, 5.75%, due 9/23/22	954
PLN	3,844	Poland Government Bond, Bonds, 2.75%, due 8/25/23	1,220
			2,174
Romania (2.9%)
RON	5,000	Romania Government Bond, Bonds, 4.75%, due 6/24/19	1,390
RON	3,000	Romania Government Bond, Bonds, 5.75%, due 4/29/20	877
RON	6,380	Romania Government Bond, Bonds, 5.95%, due 6/11/21	1,901
RON	1,540	Romania Government Bond, Bonds, 5.85%, due 4/26/23	464
EUR	500	Romanian Government International Bond, Senior Unsecured Euro Medium-Term Notes,	654
		4.63%, due 9/18/20
	$56	Romanian Government International Bond, Senior Unsecured Notes, 6.13%, due 1/22/44	70	ñ
	100	Romanian Government International Bond, Senior Unsecured Notes, 6.13%, due 1/22/44	125
			5,481
Russia (5.8%)
RUB	68,142	Russian Federal Bond - OFZ, Bonds, 6.20%, due 1/31/18	1,178
RUB	113,481	Russian Federal Bond - OFZ, Bonds, 7.50%, due 3/15/18	2,029
RUB	231,324	Russian Federal Bond - OFZ, Bonds, 7.50%, due 2/27/19	4,031
RUB	49,203	Russian Federal Bond - OFZ, Bonds, 7.60%, due 7/20/22	813
RUB	44,190	Russian Federal Bond - OFZ, Bonds, 7.00%, due 1/25/23	699
RUB	15,860	Russian Federal Bond - OFZ, Bonds, 7.00%, due 8/16/23	247
	$2,000	Russian Foreign Bond - Eurobond, Senior Unsecured Notes, 5.00%, due 4/29/20	2,033
			11,030
Senegal (0.6%)
	200	Senegal Government International Bond, Senior Unsecured Notes, 8.75%, due 5/13/21	225
	660	Senegal Government International Bond, Bonds, 6.25%, due 7/30/24	649
	200	Senegal Government International Bond, Bonds, 6.25%, due 7/30/24	197	ñ
			1,071
Serbia (0.4%)
	690	Republic of Serbia, Senior Unsecured Notes, 7.25%, due 9/28/21	795
Slovenia (1.2%)
	700	Slovenia Government International Bond, Senior Unsecured Notes, 5.85%, due 5/10/23	830
	1,300	Slovenia Government International Bond, Senior Unsecured Notes, 5.25%, due 2/18/24	1,493
			2,323
South Africa (3.9%)
ZAR	7,980	South Africa Government Bond, Bonds, 7.75%, due 2/28/23	671
ZAR	22,092	South Africa Government Bond, Bonds, 8.00%, due 1/31/30	1,801
ZAR	21,753	South Africa Government Bond, Bonds, 8.25%, due 3/31/32	1,801

See Notes to Schedule of Investments

18

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
ZAR	5,499	South Africa Government Bond, Bonds, 8.50%, due 1/31/37	$459
ZAR	9,823	South Africa Government Bond, Bonds, 8.75%, due 2/28/48	839
	$700	South Africa Government International Bond, Senior Unsecured Notes, 6.88%, due 5/27/19	804
	350	South Africa Government International Bond, Senior Unsecured Notes, 4.67%, due 1/17/24	367
	300	South Africa Government International Bond, Senior Unsecured Notes, 5.88%, due 9/16/25	342
	100	South Africa Government International Bond, Senior Unsecured Notes, 6.25%, due 3/8/41	119
	200	ZAR Sovereign Capital Fund Propriety Ltd., Senior Unsecured Notes, 3.90%, due 6/24/20	205	ñ
			7,408
Sri Lanka (0.2%)
	230	Republic of Sri Lanka, Senior Unsecured Notes, 6.00%, due 1/14/19	238
	200	Republic of Sri Lanka, Senior Unsecured Notes, 5.88%, due 7/25/22	203
			441
Thailand (4.5%)
THB	70,000	Thailand Government Bond, Senior Unsecured Notes, 3.25%, due 6/16/17	2,197
THB	58,828	Thailand Government Bond, Senior Unsecured Notes, 3.88%, due 6/13/19	1,921
THB	35,000	Thailand Government Bond, Senior Unsecured Notes, 3.65%, due 12/17/21	1,151
THB	56,600	Thailand Government Bond, Senior Unsecured Notes, 3.63%, due 6/16/23	1,870
THB	42,000	Thailand Government Bond, Senior Unsecured Notes, 3.85%, due 12/12/25	1,434
			8,573
Turkey (3.2%)
	$200	Export Credit Bank of Turkey, Senior Unsecured Notes, 5.00%, due 9/23/21	202	ñ
TRY	1,400	Turkey Government Bond, Bonds, 8.30%, due 6/20/18	508
TRY	9,374	Turkey Government Bond, Bonds, 8.50%, due 7/10/19	3,398
TRY	1,451	Turkey Government Bond, Bonds, 8.50%, due 9/14/22	523
TRY	346	Turkey Government Bond, Bonds, 8.80%, due 9/27/23	126
TRY	288	Turkey Government Bond, Bonds, 9.00%, due 7/24/24	107
	$100	Turkey Government International Bond, Senior Unsecured Notes, 7.38%, due 2/5/25	123
	205	Turkey Government International Bond, Senior Unsecured Notes, 4.25%, due 4/14/26	199
	200	Turkey Government International Bond, Senior Unsecured Notes, 4.88%, due 4/16/43	194
	500	Turkey Government International Bond, Unsecured Notes, 6.63%, due 2/17/45	607
			5,987
Uruguay (0.1%)
UYU	2,403	Uruguay Treasury Bills, 12.29% due 7/17/15	89	[c]
Venezuela (0.7%)
	$1,380	Venezuela Government International Bond, Senior Unsecured Notes, 8.25%, due 10/13/24	604
	1,500	Venezuela Government International Bond, Senior Unsecured Notes, 9.38%, due 1/13/34	682
			1,286
Vietnam (0.1%)
	220	Vietnam Government International Bond, Senior Unsecured Notes, 4.80%, due 11/19/24	229

See Notes to Schedule of Investments

19

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT[a]			VALUE†
(000's omitted)			(000's omitted)[z]
Zambia (0.4%)
ZMW	780	Republic of Zambia Government Bond, Unsecured Notes, 10.00%, due 9/3/15	$100	Ñ
ZMW	675	Republic of Zambia Treasury Bills, 22.26%, due 8/24/15	86	cÑ
ZMW	4,500	Republic of Zambia Treasury Bills, 18.18%, due 9/21/15	564	cÑ
			750
		Total Government Securities (Cost $128,103)	125,381
NUMBER OF SHARES
Short-Term Investments (3.8%)
	7,193,123	State Street Institutional Government Money Market Fund Premier Class (Cost $7,193)	7,193	@
		Total Investments (98.7%) (Cost $188,892)	186,472	##
		Cash, receivables and other assets, less liabilities (1.3%)	2,491	[b]
		Total Net Assets (100.0%)	$188,963

See Notes to Schedule of Investments

20

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY

EMERGING MARKETS DEBT FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Foreign Government*	$125,381	66.4%
Oil & Gas	17,599	9.3%
Banks	12,016	6.4%
Electric	4,595	2.4%
Telecommunications	3,201	1.7%
Real Estate	1,936	1.0%
Iron — Steel	1,902	1.0%
Diversified Financial Services	1,675	0.9%
Food	1,664	0.9%
Building Materials	1,625	0.9%
Mining	1,325	0.7%
Chemicals	994	0.5%
Holding Companies — Diversified	884	0.5%
Forest Products & Paper	832	0.4%
Gas	680	0.4%
Media	640	0.3%
Real Estate Investment Trusts	442	0.2%
Airlines	408	0.2%
Commercial Services	360	0.2%
Engineering & Construction	346	0.2%
Home Builders	265	0.1%
Investment Companies	213	0.1%
Lodging	211	0.1%
Retail	85	0.1%
Short-Term Investments and Other Assets — Net	9,684	5.1%
	$188,963	100.0%

*Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Schedule of Investments

21

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Emerging Markets Debt Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of financial futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of interest rate swap contracts is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to produce the daily settlement price (generally Level 2 inputs).

See Notes to Financial Statements

22

Notes to Schedule of Investments (Unaudited) (cont'd)

The value of cross currency swap contracts is determined by Management by obtaining valuations from independent pricing services based on present value of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies, with the exception of closed-end funds, if any, are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

23

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2015:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3§	Total
Investments:
Corporate Debt Securities^	$—	$53,898	$—	$53,898
Government Securities
Dominican Republic	—	1,226	524	1,750
Uruguay	—	—	89	89
Zambia	—	650	100	750
Other Government Securities^	—	122,792	—	122,792
Total Government Securities	—	124,668	713	125,381
Short-Term Investments	—	7,193	—	7,193
Total Investments	$—	$185,759	$713	$186,472

^  The Schedule of Investments and Summary Schedule of Investments by Industry provide information on the country and industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/15
Investments in Securities:
Government Securities
Dominican Republic	$998	$—	$—	$10	$—	$—	$—	$(484)	$524	$10
Uruguay	—	—	—	—	89	—	—	—	89	—
Zambia	913	13	(20)	(12)	114	(197)	—	(711)	100	(18)
Total	$1,911	$13	$(20)	$(2)	$203	$(197)	$—	$(1,195)	$713	$(8)

  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose inputs used in formulating such quotation.

As of the six months ended April 30, 2015, certain securities were transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, approximately $1,195,000 was transferred from Level 3 to Level 2, as a result of an increase in the number of observable inputs that were readily available to the independent pricing service. As of the period ended April 30, 2015, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

24

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2015:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$3,521	$—	$3,521
Futures contracts	—	—	—	—
Swap contracts	—	202	—	202
Total	$—	$3,723	$—	$3,723

Liability Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3		Total
Forward contracts (unrealized depreciation)	$—	$(2,749)		$—	$(2,749)
Futures contracts	(166)	—		—	(166)
Swap contracts	—	(2,721)		—	(2,721)
Total	$(166)	$(5,470)	$		$(5,636)

##  At April 30, 2015, the cost of investments for U.S. federal income tax purposes was approximately $190,138,000. Gross unrealized appreciation of investments was approximately $5,977,000 and gross unrealized depreciation of investments was approximately $9,643,000, resulting in net unrealized depreciation of approximately $3,666,000 based on cost for U.S. federal income tax purposes.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2015, these securities amounted to approximately $22,841,000 or 12.1% of net assets.

Ñ  These securities have been deemed by the investment manager to be illiquid. At April 30, 2015, these securities amounted to approximately $1,623,000 or 0.9% of net assets.

@  All or a portion of this security is segregated in connection with obligations for forward contracts, financial futures contracts and/or interest rate swap contracts.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of April 30, 2015, and their final maturities.

a  Principal amount is stated in the currency in which the security is denominated.

BRL = Brazilian Real

COP = Colombian Peso

DOP = Dominican Peso

EUR = Euro

HUF = Hungarian Forint

IDR = Indonesian Rupiah

KES = Kenyan Shilling

MYR = Malaysian Ringgit

See Notes to Financial Statements

25

Notes to Schedule of Investments (Unaudited) (cont'd)

MXN = Mexican Peso

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso

PLN = Polish Zloty

RON = Romanian Leu

RUB = Russian Ruble

THB = Thai Baht

TRY = Turkish Lira

UYU = Uruguayan Peso

ZAR = South African Rand

ZMW = Zambian Kwacha

c  Interest rate represents discount rate at time of purchase, not a coupon rate.

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

**  Step Bond: Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

b  See Note A-12 in the Notes to Financial Statements for the Fund's open positions in derivatives at April 30, 2015.

#  These securities have been deemed by the investment manager to be illiquid, and are restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. At April 30, 2015, these securities amounted to approximately $877,000 or 0.5% of net assets.

Restricted Security (000's omitted)	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 4/30/15	Fair Value Percentage of Net Assets as of 4/30/15
Dominican Republic International Bond, Unsecured Notes, 11.00%, due 7/30/21	8/15/2014	$466	0.2%	$463	0.3%
Dominican Republic International Bond, Senior Unsecured Notes, 7.45%, due 4/30/44	7/11/2014	132	0.1%	138	0.1%
Dominican Republic International Bond, Senior Unsecured Notes, 6.85%, due 1/27/45	1/20/2015	269	0.1%	276	0.1%

See Notes to Financial Statements

26

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

EMERGING MARKETS DEBT FUND
April 30, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$186,472
Foreign currency*	150
Cash collateral segregated for futures contracts (Note A-12)	261
Cash collateral segregated for open forward foreign currency contracts (Note A-12)	270
Dividends and interest receivable	3,042
Receivable for securities sold	813
Receivable for variation margin on futures contracts (Note A-12)	27
Receivable for Fund shares sold	1
Receivable from Management—net (Note B)	11
Receivable for open forward foreign currency contracts (Note A-12)	3,521
Open swap contracts, at value (Note A-12)	202
Prepaid expenses and other assets	16
Total Assets	194,786
Liabilities
Distributions payable	4
Open swap contracts, at value (Note A-12)	2,721
Payable for open forward foreign currency contracts (Note A-12)	2,749
Due to custodian	66
Payable for Fund shares redeemed	6
Payable to investment manager (Note B)	84
Payable to trustees	1
Accrued expenses and other payables	192
Total Liabilities	5,823
Net Assets	$188,963
Net Assets consist of:
Paid-in capital	$202,069
Distributions in excess of net investment income	(249)
Accumulated net realized gains (losses) on investments	(10,546)
Net unrealized appreciation (depreciation) in value of investments	(2,311)
Net Assets	$188,963
Net Assets
Institutional Class	$188,533
Class A	194
Class C	236
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	20,128
Class A	21
Class C	25
Net Asset Value, offering and redemption price per share
Institutional Class	$9.37
Net Asset Value and redemption price per share
Class A	$9.37
Offering Price per share
Class A‡	$9.79
Net Asset Value and offering price per share
Class C^	$9.37
*Cost of Investments:
Unaffiliated issuers	$188,892
Total cost of foreign currency	$151

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

27

Statement of Operations (Unaudited)

Neuberger Berman Income Funds
(000's omitted)

EMERGING MARKETS DEBT FUND
For the Six Months Ended April 30, 2015
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$6,016
Foreign taxes withheld (Note A)	(105)
Total income	$5,911
Expenses:
Investment management fees (Note B)	529
Administration fees (Note B)	58
Administration fees (Note B):
Institutional Class	86
Class A	—
Class C	—
Distribution fees (Note B):
Class A	—
Class C	1
Shareholder servicing agent fees:
Institutional Class	7
Class A	—
Class C	1
Audit fees	30
Custodian and accounting fees	203
Insurance expense	2
Legal fees	63
Registration and filing fees	45
Shareholder reports	10
Trustees' fees and expenses	16
Miscellaneous	10
Total expenses	1,061
Expenses reimbursed by Management (Note B)	(193)
Total net expenses	868
Net investment income (loss)	$5,043
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(7,395)
Financial futures contracts	(423)
Foreign currency	(230)
Forward foreign currency contracts	(2,006)
Swap contracts	(99)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(2,583)
Financial futures contracts	(129)
Forward foreign currency contracts	932
Foreign currency	2,126
Swap contracts	(2,092)
Net gain (loss) on investments	(11,899)
Net Increase (decrease) in net assets from operations	$(6,856)

See Notes to Financial Statements

28

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	EMERGING MARKETS DEBT FUND
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$5,043	$7,352
Net realized gain (loss) on investments	(10,153)	(231)
Net increase from payments by affiliates (Note B)	—	16
Change in net unrealized appreciation (depreciation) of investments	(1,746)	(2,024)
Net increase (decrease) in net assets resulting from operations	(6,856)	5,113
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(5,043)	(6,223)
Class A	(3)	(2)
Class C	(4)	(2)
Net realized gain on investments:
Institutional Class	(189)	(1,572)
Class A	(0)	(1)
Class C	(0)	(1)
Total distributions to shareholders	(5,239)	(7,801)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	25,944	113,751
Class A	134	22
Class C	70	304
Proceeds from reinvestment of dividends and distributions:
Institutional Class	5,213	7,781
Class A	2	3
Class C	1	3
Payments for shares redeemed:
Institutional Class	(28,099)	(8,545)
Class A	(3)	(11)
Class C	(29)	(146)
Net increase (decrease) from Fund share transactions	3,233	113,162
Net Increase (Decrease) in Net Assets	(8,862)	110,474
Net Assets:
Beginning of period	197,825	87,351
End of period	$188,963	$197,825
Undistributed net investment income (loss) at end of period	$—	$—
Distributions in excess of net investment income at end of period	$(249)	$(242)

See Notes to Financial Statements

29

Notes to Financial Statements Emerging Markets Debt Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund is a separate operating series of the Trust and is non-diversified. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Fund had no operations until September 27, 2013, other than matters relating to its organization and registration of its shares under the 1933 Act. Effective June 2, 2014, Neuberger Berman Emerging Markets Income Fund changed its name to Neuberger Berman Emerging Markets Debt Fund. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

3  Foreign currency translation: The Fund may invest in foreign securities denominated in foreign currencies. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

30

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at the end of the period. Such differences may be attributed to one or more of the following: foreign currency gains and losses, rollforward of swap true-up from prior years, capital gains tax and non-deductible 12b-1 fees. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(93)	$(1,508,727)	$1,508,820

The tax character of distributions paid during the year ended October 31, 2014 and the period ended October 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income			Long-Term Capital Gain		Return of Capital		Total
2014	2013		2014	2013	2014	2013	2014	2013
$7,726,651	$302,935	(1)	$73,855	$—	$—	$—	$7,800,506	$302,935	(1)

(2)  Period from September 27, 2013 (Commencement of Operations) to October 31, 2013.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$188,279	$—	$—	$(868,398)	$—	$(330,759)	$(1,010,878)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, losses disallowed and recognized on wash sales, organizational expenses, deferral of current year straddle losses, and mark to market on certain swap contract transactions, certain future contract transactions and forward foreign currency contracts.

6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

31

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

9  When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

11  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: During the six months ended April 30, 2015, the Fund's use of derivatives, as described below, was limited to interest rate swaps, cross currency swaps, forward foreign currency contracts and financial futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the

32

Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: During the six months ended April 30, 2015, the Fund used interest rate swap transactions, with institutions that Management has determined are creditworthy, to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to add value by obtaining leveraged rate positions. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly or quarterly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swap transaction, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations. At April 30, 2015, the Fund had outstanding interest rate swap contracts as follows:

				Rate Type
Swap Counterparty		Notional Amount[d]	Termination Date	Fixed-rate	Variable-rate Payments Received/(Paid) by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan	HUF	200,000,000	October 4, 2015	3.62%	1.84	%(1)	$(14,799)	$(5,524)	$(20,323)
Chase
Bank, N.A.
Goldman	BRL	2,787,608	January 4, 2016	11.66%	(13.11	%)(2)	8,102	(12,753)	(4,651)
Sachs
International
J.P. Morgan	BRL	1,808,142	January 4, 2016	11.60%	(13.11	%)(2)	3,886	(8,461)	(4,575)
Chase
Bank, N.A.
Goldman	BRL	14,998,187	January 4, 2016	11.00%	(13.11	%)(2)	(19,188)	(85,626)	(104,814)
Sachs
International
Goldman	BRL	7,962,610	January 4, 2016	11.92%	(13.11	%)(2)	2,402	(29,161)	(26,759)
Sachs
International
Goldman	ILS	7,775,917	January 16, 2016	1.20%	0.06	%(3)	(5,745)	(16,796)	(22,541)
Sachs
International
Goldman	PLN	6,800,000	February 3, 2016	3.31%	1.99	%(4)	(3,119)	(21,940)	(25,059)
Sachs
International

33

				Rate Type
Swap Counterparty		Notional Amount[d]	Termination Date	Fixed-rate	Variable-rate Payments Received/(Paid) by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)		Total Fair Value
Goldman	ILS	5,500,000	February 14, 2016	1.21%	0.17	%(5)	$(2,989)	$(13,147)		$(16,136)
Sachs
International
Goldman	ILS	2,000,000	April 2, 2016	0.95%	0.08	%(6)	(351)	(4,345)		(4,696)
Sachs
International
Goldman	ILS	4,000,000	May 22, 2016	0.76%	0.19	%(7)	(7,329)	(7,660)		(14,989)
Sachs
International
Goldman	HUF	991,365,843	July 11, 2016	2.45%	2.13	%(8)	—	(28,783)		(28,783)
Sachs
International
J.P. Morgan	ILS	6,000,000	July 31, 2016	0.64%	0.07	%(9)	(7,562)	(10,935)		(18,497)
Chase
Bank, N.A.
J.P. Morgan	MXN	40,000,000	October 5, 2017	6.21%	(3.30	%)(10)	—	25,976		25,976
Chase
Bank, N.A.
Goldman	BRL	3,811,089	January 2, 2018	11.81%	(13.11	%)(2)	2,326	(41,333)		(39,007)
Sachs
International
J.P. Morgan	ILS	31,000,000	March 24, 2019	1.14%	(0.07	%)(11)	—	(6,051)		(6,051)
Chase
Bank, N.A.
Goldman	MXN	70,553,511	June 27, 2019	6.82%	(3.31	%)(12)	—	18,506		18,506
Sachs
International
J.P. Morgan	CZK	95,000,000	February 16, 2020	0.54%	0.09	%(13)	(1,067)	(6,671)		(7,738)
Chase
Bank, N.A.
J.P. Morgan	COP	2,246,901,142	March 11, 2020	5.33%	4.37	%(14)	(1,279)	15,930		14,651
Chase
Bank, N.A.
J.P. Morgan	CZK	46,000,000	May 5, 2020	0.5%	0.09	%(15)	0 [z]	0	[z]	0
Chase
Bank, N.A.
J.P. Morgan	MXN	2,000,000	December 7, 2020	6.09%	(3.30	%)(16)	253	3,852		4,105
Chase
Bank, N.A.
Goldman	BRL	3,622,798	January 4, 2021	12.73%	(13.11	%)(2)	120	16,066		16,186
Sachs
International
Goldman	BRL	1,851,443	January 2, 2023	10.84%	(13.11	%)(2)	(3,087)	(80,415)		(83,502)
Sachs
International

34

				Rate Type
Swap Counterparty		Notional Amount[d]	Termination Date	Fixed-rate	Variable-rate Payments Received/(Paid) by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan	ZAR	7,800,000	October 2, 2023	8.08%	(6.11	%)(17)	$4,211	$11,501	$15,712
Chase
Bank, N.A.
J.P. Morgan	HUF	300,000,000	August 4, 2024	4.29%	2.12	%(18)	(37,011)	(124,961)	(161,972)
Chase
Bank, N.A.
J.P. Morgan	ILS	5,998,407	February 26, 2025	2.89%	(0.08	%)(19)	—	26,183	26,183
Chase
Bank, N.A.
Goldman	ILS	3,980,392	March 2, 2025	2.67%	(0.08	%)(20)	—	7,063	7,063
Sachs
International
Goldman	CLP	273,108,701	March 11, 2025	4.53%	16,445.84	%(21)	(974)	25,203	24,229
Sachs
International
J.P. Morgan	ZAR	6,400,000	October 2, 2028	8.53%	(6.11	%)(17)	4,251	16,325	20,576
Chase
Bank, N.A.
Goldman	ZAR	6,100,000	January 16, 2029	8.76%	(6.11	%)(22)	3,982	24,551	28,533
Sachs
International
							$(74,967)	$(313,406)	$(388,373)

(1)  6 Month Budapest Interbank Offer Rate (BUBOR) at April 2, 2015.

(2)  1 Day Overnight Brazil CETIP Interbank Deposit Rate.

(3)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at April 14, 2015.

(4)  6 Month Poland Warsaw Interbank Offer Rate (WIBOR) at January 30, 2015.

(5)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at February 12, 2015.

(6)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at March 31, 2015.

(7)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at February 19, 2015.

(8)  6 Month Budapest Interbank Offer Rate (BUBOR) at January 8, 2015.

(9)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at April 28, 2015.

(10)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE).

(11)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at March 20, 2015.

(12)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE).

(13)  6 Month Prague Interbank Offer Rate (PIRBOR) at February 12, 2015.

(14)  1 Day Colombia Overnight Interbank Reference Rate.

(15)  6 Month Prague Interbank Offer Rate (PIRBOR) at February 3, 2015.

(16)  28 Day Mexican Interbank Equilibrium Interest Rate (TIIE) at April 1, 2015.

(17)  3 Month Johannesburg Interbank Agreed Rate (JIBAR) at April 2, 2015.
35

(18)  6 Month Budapest Interbank Offer Rate (BUBOR) at February 2, 2015.

(19)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at February 24, 2015.

(20)  3 Month Tel Aviv Interbank Offer Rate (TELBOR) at February 26, 2015.

(21)  1 Day Sinacofi Chile Interbank Rate at April 28, 2015.

(22)  3 Month Johannesburg Interbank Agreed Rate (JIBAR) April 16, 2015.

z  A zero balance, if any, reflects an actual amount rounding to less than $0.50.

d  Notional amount is stated in the currency in which the swap is denominated.

BRL = Brazilian Real

CLP = Chilean Peso

COP = Colombian Peso

CZK = Czech Republic Koruna

HUF = Hungarian Forint

ILS = Israeli Shekel

MXN = Mexican Peso

PLN = Polish Zloty

ZAR = South African Rand

During the six months ended April 30, 2015, the average notional value of interest rate swap contracts was $55,010,984.

Cross currency swaps: During the six months ended April 30, 2015, the Fund used cross currency swap transactions, with institutions that Management has determined are creditworthy, to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rate movements and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or do not exist, and to add value by obtaining leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations. At April 30, 2015, the Fund had outstanding cross currency swap contracts as follows:

				Rate Type
Swap Counterparty	Fund Receives Fixed-rate on Notional Amount(1)		Fund Pays Floating-rate on Notional Amount(1)	Fixed-rate	Variable-rate Payments Received/ (Paid) by the Fund		Termination Date	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan	TRY	27,500,000	$12,315,279	8.57%	(0.28	%)(2)	October 28, 2016	$—	$(2,131,050)	$(2,131,050)
Chase
Bank, N.A.

36

(1)  The Fund pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(2)  90 day LIBOR at April 24, 2015.

TRY = Turkish Lira

During the six months ended April 30, 2015, the average notional value of cross currency swap contracts was $11,399,743.

Forward foreign currency contracts: During the six months ended April 30, 2015, the Fund used forward foreign currency contracts ("forward contracts") to manage or adjust views on foreign exchange rate movements and currency exposure of the Fund, to add value by applying foreign exchange leverage, and to gain exposure to new and difficult to access markets.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At April 30, 2015, open forward contracts were as follows:

Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
2,425,963	Australian Dollar	$1,852,357	US Dollar	Goldman Sachs International	05/05/15	$67,322
4,528,834	Brazilian Real	1,459,398	US Dollar	Goldman Sachs International	05/04/15	43,725
4,528,834	Brazilian Real	1,541,731	US Dollar	J.P. Morgan Chase Bank, N.A	05/04/15	(38,608)
2,500,000	Brazilian Real	798,698	US Dollar	Goldman Sachs International	05/20/15	26,679
5,050,221	Brazilian Real	1,717,557	US Dollar	J.P. Morgan Chase Bank N.A.	05/20/15	(50,222)
13,707,184	Brazilian Real	4,347,278	US Dollar	Goldman Sachs International	06/10/15	145,476
9,124,837	Brazilian Real	2,769,929	US Dollar	J.P. Morgan Chase Bank N.A.	06/10/15	220,886
3,420,434	Brazilian Real	1,145,183	US Dollar	J.P. Morgan Chase Bank N.A.	07/31/15	(42,867)

37

Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
577,164,192	Chilean Peso	$941,494	US Dollar	Goldman Sachs International	06/09/15	$(1,061)
4,000,000	Chinese Yuan Renminbi	631,453	US Dollar	J.P. Morgan Chase Bank N.A.	05/26/15	21,142
11,842,643	Chinese Yuan Renminbi	1,879,612	US Dollar	Goldman Sachs International	07/10/15	45,166
950,836	Chinese Yuan Renminbi	151,006	US Dollar	J.P. Morgan Chase Bank N.A.	07/10/15	3,533
13,791,300	Chinese Yuan Renminbi	2,194,119	US Dollar	Goldman Sachs International	08/03/15	43,590
1,342,348	Chinese Yuan Renminbi	214,561	US Dollar	J.P. Morgan Chase Bank N.A.	09/15/15	2,630
16,013,146	Chinese Yuan Renminbi	2,544,309	US Dollar	Goldman Sachs International	09/15/15	46,610
8,184,076,635	Colombian Peso	3,338,385	US Dollar	Goldman Sachs International	05/04/15	97,415
14,766,956,967	Colombian Peso	5,962,699	US Dollar	J.P. Morgan Chase Bank N.A.	05/04/15	236,695
3,414,730,102	Colombian Peso	1,415,139	US Dollar	J.P. Morgan Chase Bank N.A.	08/04/15	5,263
6,904,294	Euro Currency	7,620,360	US Dollar	Goldman Sachs International	05/04/15	132,126
6,160,439	Euro Currency	6,712,590	US Dollar	Goldman Sachs International	05/05/15	204,659
121,853	Euro Currency	133,076	US Dollar	Goldman Sachs International	06/03/15	3,798
3,378,486	Euro Currency	3,737,915	US Dollar	J.P. Morgan Chase Bank N.A.	06/03/15	57,039
414,832,701	Hungarian Forint	1,511,806	US Dollar	Goldman Sachs International	05/04/15	21,321
312,761,142	Hungarian Forint	1,140,233	US Dollar	J.P. Morgan Chase Bank N.A.	07/31/15	13,683
108,833,112	Indian Rupee	1,719,322	US Dollar	Goldman Sachs International	07/10/15	(30,591)
56,846,867	Indian Rupee	877,673	US Dollar	Goldman Sachs International	07/29/15	1,380
4,000,000,000	Indonesian Rupiah	306,088	US Dollar	Goldman Sachs International	06/03/15	(2)
12,500,000,000	Indonesian Rupiah	929,078	US Dollar	J.P. Morgan Chase Bank N.A.	06/03/15	27,439
15,950,683,080	Indonesian Rupiah	1,233,766	US Dollar	Goldman Sachs International	11/20/15	(63,694)
16,224,791,805	Indonesian Rupiah	1,208,257	US Dollar	J.P. Morgan Chase Bank N.A.	11/20/15	(18,078)
2,166,055	Israeli Shekel	540,851	US Dollar	Goldman Sachs International	06/10/15	20,114

38

Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
10,554,207	Malaysian Ringgit	$2,850,073	US Dollar	Goldman Sachs International	06/05/15	$99,266
1,800,000	Malaysian Ringgit	490,561	US Dollar	J.P. Morgan Chase Bank N.A.	06/05/15	12,443
22,575,605	Mexican Peso	1,500,042	US Dollar	Goldman Sachs International	05/04/15	(28,552)
140,007,248	Mexican Peso	9,117,679	US Dollar	Goldman Sachs International	05/18/15	(420)
40,813,055	Mexican Peso	2,710,024	US Dollar	J.P. Morgan Chase Bank N.A.	05/18/15	(52,282)
17,332,348	Mexican Peso	1,128,492	US Dollar	Goldman Sachs International	07/31/15	(5,671)
9,331,539	New Taiwan Dollar	295,999	US Dollar	Goldman Sachs International	07/07/15	8,838
26,916,416	New Taiwan Dollar	850,493	US Dollar	J.P. Morgan Chase Bank N.A.	07/07/15	28,795
130,000,000	Nigerian Naira	501,931	US Dollar	J.P. Morgan Chase Bank N.A.	02/26/16	71,351
87,500,000	Nigerian Naira	333,842	US Dollar	Goldman Sachs International	03/22/16	48,051
160,000,000	Nigerian Naira	613,027	US Dollar	J.P. Morgan Chase Bank N.A.	03/23/16	85,005
202,834	Peruvian Nuevo Sol	65,065	US Dollar	Goldman Sachs International	05/08/15	(311)
2,550,875	Peruvian Nuevo Sol	816,541	US Dollar	J.P. Morgan Chase Bank N.A.	05/08/15	(2,193)
7,869,541	Philippine Peso	176,942	US Dollar	Goldman Sachs International	05/18/15	(612)
64,767,031	Russian Rubles	1,116,673	US Dollar	J.P. Morgan Chase Bank N.A.	05/29/15	130,235
1,722,504	Singapore Dollar	1,241,446	US Dollar	Goldman Sachs International	05/18/15	59,977
13,166,711	South African Rand	1,096,363	US Dollar	Goldman Sachs International	05/04/15	10,432
4,675,186	South African Rand	395,888	US Dollar	J.P. Morgan Chase Bank N.A.	05/04/15	(2,891)
32,331,722	South African Rand	2,621,555	US Dollar	Goldman Sachs International	05/18/15	90,445
1,818,022	South African Rand	152,008	US Dollar	J.P. Morgan Chase Bank N.A.	05/18/15	489
13,497,889	South African Rand	1,123,087	US Dollar	J.P. Morgan Chase Bank N.A.	07/31/15	(4,635)
2,228,414,374	South Korean Won	1,979,521	US Dollar	J.P. Morgan Chase Bank N.A.	06/02/15	87,816
13,079,818	Thai Baht	398,775	US Dollar	J.P. Morgan Chase Bank N.A.	05/06/15	(1,996)

39

Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
6,262,888	Thai Baht	$188,664	US Dollar	J.P. Morgan Chase Bank N.A.	07/27/15	$863
12,214,461	Turkish Lira	4,703,924	US Dollar	Goldman Sachs International	05/20/15	(155,086)
10,142,526	Turkish Lira	3,837,851	US Dollar	J.P. Morgan Chase Bank N.A.	05/20/15	(60,630)
450,504	Turkish Lira	168,911	US Dollar	Goldman Sachs International	10/28/15	(8,448)
Total						$1,652,847
Cross Currency Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
882,720	Euro Currency	3,889,767	Romanian Leu	Goldman Sachs International	05/07/15	$50,694
605,481	Euro Currency	2,494,855	Polish Zloty	Goldman Sachs International	05/11/15	18,511
2,820,777	Euro Currency	870,689,705	Hungarian Forint	Goldman Sachs International	05/19/15	12,790
534,740	Euro Currency	162,390,649	Hungarian Forint	J.P. Morgan Chase Bank N.A.	05/19/15	17,427
1,244,612	Euro Currency	5,460,766	Romanian Leu	Goldman Sachs International	05/22/15	14,868
2,599,269	Euro Currency	11,515,198	Romanian Leu	J.P. Morgan Chase Bank N.A.	05/22/15	108,996
1,260,640	Euro Currency	384,118,186	Hungarian Forint	Goldman Sachs International	06/18/15	83,256
141,617,262	Hungarian Forint	465,142	Euro Currency	Goldman Sachs International	05/19/15	17,134
1,239,766,732	Hungarian Forint	4,116,282	Euro Currency	J.P. Morgan Chase Bank N.A.	05/19/15	28,626
50,076,662	Hungarian Forint	166,850	Euro Currency	Goldman Sachs International	06/18/15	3,191
10,979,740	Polish Zloty	2,658,958	Euro Currency	Goldman Sachs International	05/11/15	96,347
9,266,756	Polish Zloty	2,204,723	Euro Currency	J.P. Morgan Chase Bank N.A.	05/11/15	59,024
9,935,450	Polish Zloty	2,446,842	Euro Currency	Goldman Sachs International	06/29/15	80,846
3,272,133	Polish Zloty	796,417	Euro Currency	J.P. Morgan Chase Bank N.A.	06/29/15	30,012
Total						$621,722

40

Contracts to Deliver		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
1,287,107	Australian Dollar	$1,002,411	US Dollar	Goldman Sachs International	05/05/15	$(16,084)
1,138,856	Australian Dollar	882,161	US Dollar	J.P. Morgan Chase Bank N.A.	05/05/15	(19,023)
1,143,096	Australian Dollar	873,821	US Dollar	J.P. Morgan Chase Bank N.A.	07/10/15	(27,451)
4,528,834	Brazilian Real	1,541,731	US Dollar	Goldman Sachs International	05/04/15	38,608
4,528,834	Brazilian Real	1,585,671	US Dollar	J.P. Morgan Chase Bank N.A.	05/04/15	82,548
5,394,440	Brazilian Real	1,823,669	US Dollar	Goldman Sachs International	05/20/15	42,689
11,543,264	Brazilian Real	3,863,624	US Dollar	J.P. Morgan Chase Bank N.A.	05/20/15	52,604
7,572,721	Brazilian Real	2,364,789	US Dollar	Goldman Sachs International	06/10/15	(117,294)
6,282,149	Brazilian Real	1,941,846	US Dollar	J.P. Morgan Chase Bank N.A.	06/10/15	(117,232)
529,048,575	Chilean Peso	858,149	US Dollar	Goldman Sachs International	06/09/15	(3,885)
10,149,918	Chinese Yuan Renminbi	1,595,147	US Dollar	J.P. Morgan Chase Bank N.A.	07/10/15	(54,513)
1,100,000	Chinese Yuan Renminbi	175,362	US Dollar	J.P. Morgan Chase Bank N.A.	08/03/15	(3,119)
1,042,464	Chinese Yuan Renminbi	163,486	US Dollar	Goldman Sachs International	09/15/15	(5,184)
13,901,030	Chinese Yuan Renminbi	2,189,563	US Dollar	J.P. Morgan Chase Bank N.A.	09/15/15	(59,617)
8,184,076,635	Colombian Peso	3,364,327	US Dollar	Goldman Sachs International	05/04/15	(71,473)
14,766,956,967	Colombian Peso	6,055,183	US Dollar	J.P. Morgan Chase Bank N.A.	05/04/15	(144,212)
4,374,555	Euro Currency	5,016,587	US Dollar	Goldman Sachs International	05/04/15	104,619
2,529,739	Euro Currency	2,753,674	US Dollar	J.P. Morgan Chase Bank N.A.	05/04/15	(86,843)
1,418,679	Euro Currency	1,524,999	US Dollar	Goldman Sachs International	05/05/15	(67,965)
1,813,485	Euro Currency	1,956,227	US Dollar	J.P. Morgan Chase Bank N.A.	05/05/15	(80,045)
592,400	Euro Currency	664,157	US Dollar	Goldman Sachs International	06/02/15	(1,260)
776,650	Euro Currency	854,979	US Dollar	Goldman Sachs International	06/03/15	(17,410)
414,832,701	Hungarian Forint	1,511,650	US Dollar	J.P. Morgan Chase Bank N.A.	05/04/15	(21,478)

41

Contracts to Deliver		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
18,208,212,181	Indonesian Rupiah	$1,361,553	US Dollar	J.P. Morgan Chase Bank N.A.	06/03/15	$(31,763)
11,408,661,436	Indonesian Rupiah	838,805	US Dollar	Goldman Sachs International	11/20/15	1,916
8,912,289,267	Indonesian Rupiah	668,790	US Dollar	J.P. Morgan Chase Bank N.A.	11/20/15	15,024
11,128,528	Israeli Shekel	2,833,984	US Dollar	Goldman Sachs International	05/26/15	(47,919)
742,164	Israeli Shekel	188,052	US Dollar	Goldman Sachs International	06/10/15	(4,154)
7,500,715	Israeli Shekel	1,873,964	US Dollar	J.P. Morgan Chase Bank N.A.	06/10/15	(68,572)
722,526	Malaysian Ringgit	193,927	US Dollar	Goldman Sachs International	06/05/15	(7,980)
2,736,304	Malaysian Ringgit	737,131	US Dollar	J.P. Morgan Chase Bank N.A.	06/05/15	(27,520)
22,575,605	Mexican Peso	1,487,309	US Dollar	Goldman Sachs International	05/04/15	15,819
60,326,645	Mexican Peso	3,970,905	US Dollar	Goldman Sachs International	05/18/15	42,439
62,609,932	Mexican Peso	4,030,385	US Dollar	J.P. Morgan Chase Bank N.A.	05/18/15	(46,768)
62,000,000	New Taiwan Dollar	1,957,673	US Dollar	J.P. Morgan Chase Bank N.A.	07/07/15	(67,703)
26,820,131	New Taiwan Dollar	859,895	US Dollar	Goldman Sachs International	09/30/15	(17,103)
130,000,000	Nigerian Naira	547,945	US Dollar	J.P. Morgan Chase Bank N.A.	02/26/16	(25,336)
87,500,000	Nigerian Naira	377,807	US Dollar	Goldman Sachs International	03/22/16	(4,086)
160,000,000	Nigerian Naira	682,594	US Dollar	J.P. Morgan Chase Bank N.A.	03/23/16	(15,438)
2,753,709	Peruvian Nuevo Sol	885,039	US Dollar	J.P. Morgan Chase Bank N.A.	05/08/15	5,937
2,550,875	Peruvian Nuevo Sol	809,956	US Dollar	J.P. Morgan Chase Bank N.A.	06/30/15	2,345
64,767,031	Russian Rubles	1,243,845	US Dollar	J.P. Morgan Chase Bank N.A.	05/29/15	(3,062)
115,420,051	Russian Rubles	2,139,237	US Dollar	Goldman Sachs International	07/14/15	(44,235)
132,080,567	Russian Rubles	2,431,393	US Dollar	J.P. Morgan Chase Bank N.A.	07/14/15	(67,256)
4,000,303	Singapore Dollar	2,934,925	US Dollar	J.P. Morgan Chase Bank N.A.	05/18/15	(87,468)
1,172,174	Singapore Dollar	878,500	US Dollar	Goldman Sachs International	07/29/15	(6,067)

42

Contracts to Deliver		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
4,675,186	South African Rand	$397,456	US Dollar	Goldman Sachs International	05/04/15	$4,460
13,166,711	South African Rand	1,111,600	US Dollar	J.P. Morgan Chase Bank N.A.	05/04/15	4,805
15,403,629	South African Rand	1,255,112	US Dollar	Goldman Sachs International	05/18/15	(36,952)
10,106,456	South African Rand	827,401	US Dollar	J.P. Morgan Chase Bank N.A.	05/18/15	(20,334)
2,228,414,374	South Korean Won	2,027,675	US Dollar	J.P. Morgan Chase Bank N.A.	06/02/15	(39,662)
952,896,570	South Korean Won	862,233	US Dollar	J.P. Morgan Chase Bank N.A.	06/26/15	(21,133)
13,079,818	Thai Baht	398,813	US Dollar	Goldman Sachs International	05/06/15	2,034
92,848,725	Thai Baht	2,843,759	US Dollar	J.P. Morgan Chase Bank N.A.	07/27/15	33,975
8,860,000	Turkish Lira	3,311,848	US Dollar	Goldman Sachs International	05/20/15	12,258
7,131,972	Turkish Lira	2,696,796	US Dollar	J.P. Morgan Chase Bank N.A.	05/20/15	40,749
1,974,145	Turkish Lira	773,960	US Dollar	Goldman Sachs International	10/28/15	70,796
1,022,252	Turkish Lira	429,180	US Dollar	J.P. Morgan Chase Bank N.A.	10/28/15	65,068
Total						$(965,906)
Cross Currency Contracts to Deliver		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
2,658,958	Euro Currency	10,979,740	Polish Zloty	Goldman Sachs International	05/11/15	$(32,697)
2,204,723	Euro Currency	9,266,756	Polish Zloty	J.P. Morgan Chase Bank N.A.	05/11/15	38,943
465,142	Euro Currency	141,617,262	Hungarian Forint	Goldman Sachs International	05/19/15	(16,319)
4,116,282	Euro Currency	1,239,766,732	Hungarian Forint	J.P. Morgan Chase Bank N.A.	05/19/15	(71,204)
166,850	Euro Currency	50,076,662	Hungarian Forint	Goldman Sachs International	06/18/15	(5,748)
2,446,842	Euro Currency	9,935,450	Polish Zloty	Goldman Sachs International	06/29/15	(75,397)
796,417	Euro Currency	3,272,133	Polish Zloty	J.P. Morgan Chase Bank N.A.	06/29/15	(17,628)
870,689,705	Hungarian Forint	2,820,777	Euro Currency	Goldman Sachs International	05/19/15	(61,605)

43

Cross Currency Contracts to Deliver		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
162,390,649	Hungarian Forint	534,740	Euro Currency	J.P. Morgan Chase Bank N.A.	05/19/15	$(16,825)
384,118,186	Hungarian Forint	1,260,640	Euro Currency	Goldman Sachs International	06/18/15	(85,205)
2,494,855	Polish Zloty	605,481	Euro Currency	Goldman Sachs International	05/11/15	(31,511)
3,889,767	Romanian Leu	882,720	Euro Currency	Goldman Sachs International	05/07/15	(47,118)
5,460,766	Romanian Leu	1,244,612	Euro Currency	Goldman Sachs International	05/22/15	(2,793)
11,515,198	Romanian Leu	2,599,269	Euro Currency	J.P. Morgan Chase Bank N.A.	05/22/15	(111,904)
Total						$(537,011)

For the six months ended April 30, 2015 the Fund's investment in forward contracts had an average value of $251,813,498.

Financial futures contracts: During the six months ended April 30, 2015, the Fund used financial futures contracts for economic hedging purposes, including as a maturity or duration management device.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Financial futures contracts executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

44

At April 30, 2015, open positions in financial futures contracts were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2015	83 U.S. Treasury Note, 2 Year	Short	$(36,473)
June 2015	117 U.S. Treasury Note, 5 Year	Short	(98,995)
June 2015	58 U.S. Treasury Note, 10 Year	Short	(30,350)
Total			$(165,818)

During the six months ended April 30, 2015, the average notional value of financial futures contracts was $0 for long positions and $(24,469,432) for short positions.

At April 30, 2015, the notional value of financial futures contracts was $0 for long positions and $(39,700,336) for short positions.

At April 30, 2015, the Fund had deposited $261,305 in a segregated account to cover margin requirements on open financial futures contracts.

At April 30, 2015, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Open swap contracts, at value(1)	$201,720	$—	$201,720
Forward contracts	Receivable for open forward foreign currency contracts	—	3,521,055	3,521,055
Total Value—Assets		$201,720	$3,521,055	$3,722,775

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Open swap contracts, at value(1)	$(590,093)	$(2,131,050)	$(2,721,143)
Futures contracts	Receivable/Payable for variation margin on futures contracts(2)	(165,818)	—	(165,818)
Forward contracts	Payable for open forward foreign currency contracts	—	(2,749,403)	(2,749,403)
Total Value—Liabilities		$(755,911)	$(4,880,453)	$(5,636,364)

(1)  "Swap contracts" reflects the appreciation (depreciation) of the interest rate swap contracts plus accrued interest and currency swap contracts plus accrued interest as of April 30, 2015, which is reflected in the Statement of Assets and Liabilities under the caption "Open swap contracts, at value."

(2)  "Futures contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2015, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2015, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

45

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Net realized gain (loss) on: swap contracts	$(99,118)	$—	$(99,118)
Futures contracts	Net realized gain (loss) on: financial futures contracts	(422,885)	—	(422,885)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(2,006,131)	(2,006,131)
Total Realized Gain (Loss)		$(522,003)	$(2,006,131)	$(2,528,134)

Change in Appreciation (Depreciation)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Currency Risk	Total
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$115,353	$(2,207,784)	$(2,092,431)
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	(128,766)	—	(128,766)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	932,168	932,168
Total Change in Appreciation (Depreciation)		$(13,413)	$(1,275,616)	$(1,289,029)

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2015.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Swap contracts	$201,720	$—	$201,720
Forward contracts	3,521,055	—	3,521,055
Total	$3,722,775	$—	$3,722,775

46

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Goldman Sachs International	$2,024,182	$(1,492,829)	$—	$531,353
J.P. Morgan Chase Bank, N.A.	1,698,593	(1,698,593)	—	—
Total	$3,722,775	$(3,191,422)	$—	$531,353

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Swap contracts	$(2,721,143)	$—	$(2,721,143)
Forward contracts	(2,749,403)	—	(2,749,403)
Total	$(5,470,546)	$—	$(5,470,546)

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Goldman Sachs International	$(1,492,829)	$1,492,829	$—	$—
J.P. Morgan Chase Bank, N.A.	(3,977,717)	1,698,593	2,279,124	—
Total	$(5,470,546)	$3,191,422	$2,279,124	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2015, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2015.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement.

47

In addition, Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets and Class A and Class C each pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend and interest expenses on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2015, there was no repayment to Management under this agreement.

At April 30, 2015, contingent liabilities to Management under the agreement were as follows:

				Expenses Reimbursed in Fiscal Period Ending, October 31,
				2013(2)	2014	2015
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2016	2017	2018
Institutional Class	0.90	%(3)	10/31/18	$223,521	$302,363	$192,054
Class A	1.27	%(3)	10/31/18	2,100	259	613
Class C	2.02	%(3)	10/31/18	2,090	351	716

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  Period from September 27, 2013 (Commencement of Operations) to October 31, 2013.

(3)  In addition, Management voluntarily waived expenses as necessary to maintain a minimum yield from September 27, 2013 (Commencement of Operations) to September 30, 2013. For the period ended October 31, 2013, voluntary reimbursements for the Institutional Class, Class A and Class C amounted to $8,376, $7 and $11, respectively. These amounts are not subject to recovery by Management. This undertaking was in addition to the contractual undertakings as stated above.

Neuberger Berman Fixed Income LLC ("NBFI") and (effective December 1, 2013) Neuberger Berman Europe Limited ("NBEL"), as the sub-advisers to the Fund, are retained by Management to choose the Fund's investments and handle its day-to-day business for the portion of the Fund's assets allocated to each by Management, and each receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI and NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI, NBEL and/or Management.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for

48

administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 4.25%. Class A shares of the Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$327	$—	$—	$—
Class C	—	93	—	—

On October 23, 2014, Management made a voluntary contribution of $15,984 to the Fund. These amounts were paid in connection with losses incurred in the execution of trades.

Note C—Securities Transactions:

During the six months ended April 30, 2015, there were purchases and sales of long-term securities (excluding interest rate swaps, cross currency swaps, forward contracts and financial futures contracts) of $100,229,445 and $98,309,355, respectively.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2015 and for the year ended October 31, 2014 was as follows:

	For the Six Months Ended April 30, 2015					For the Year Ended October 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Institutional Class	2,764	555		(3,058)	261	11,399	779		(867)	11,311
Class A	15	0	[z]	(0)[z]	15	2	0	[z]	(1)	1
Class C	7	0	[z]	(3)	4	30	0	[z]	(14)	16

z  A zero balance, if any, reflects an actual amount rounding to less than 1,000.

Other: At April 30, 2015, Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund and Neuberger Berman Strategic Income Fund, which are also managed by Management, held 0.7%, 0.9% and 80.5%, respectively, of the outstanding shares of the Fund. In addition, at April 30, 2015 there was an affiliated investor owning 0.05% of the Fund's outstanding shares.

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Note E—Lines of Credit:

At April 30, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, the Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through April 30, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility, and on January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended April 30, 2015, the Fund did not utilize either line of credit with State Street.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Debt Fund
Institutional Class
4/30/2015 (Unaudited)	$9.94	$0.24	$(0.56)	$(0.32)	$(0.24)	$(0.01)	$—	$(0.25)	$—	$9.37	(3.26	)%**	$188.5	1.10	%*	.90	%*	5.24	%*	54	%**
10/31/2014	$10.20	$0.51	$(0.22)	$0.29	$(0.43)	$(0.12)	$—	$(0.55)	$0.00	$9.94	2.98%		$197.6	1.11%		.90%		5.06%		98%
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.04	$0.20	$0.24	$(0.04)	$—	$—	$(0.04)	$—	$10.20	2.36	%**	$87.2	1.64	%‡*	.80	%‡*	3.60	%‡*	5	%**
Class A
4/30/2015 (Unaudited)	$9.94	$0.23	$(0.56)	$(0.33)	$(0.23)	$(0.01)	$—	$(0.24)	$—	$9.37	(3.33	)%**	$0.2	2.32	%*	1.27	%*	4.91	%*	54	%**
10/31/2014	$10.20	$0.47	$(0.21)	$0.26	$(0.40)	$(0.12)	$—	$(0.52)	$0.00	$9.94	2.61%		$0.1	1.74%		1.27%		4.68%		98%
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)	$—	$10.20	2.32	%**	$0.0	42.54	%‡*	1.13	%‡*	3.28	%‡*	5	%**
Class C
4/30/2015 (Unaudited)	$9.94	$0.19	$(0.56)	$(0.37)	$(0.19)	$(0.01)	$—	$(0.20)	$—	$9.37	(3.80	)%**	$0.2	2.68	%*	2.02	%*	4.10	%*	54	%**
10/31/2014	$10.20	$0.39	$(0.21)	$0.18	$(0.32)	$(0.12)	$—	$(0.44)	$0.00	$9.94	1.83%		$0.2	2.45%		2.02%		3.89%		98%
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)	$—	$10.20	2.26	%**	$0.0	43.10	%‡*	1.79	%‡*	2.60	%‡*	5	%**

See Notes to Financial Highlights

51

52

Notes to Financial Highlights (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

53

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Class A and Class C Shareholders:

Please contact your investment provider

Institutional Class Shareholders Address correspondence to:

Neuberger Berman Management LLC

605 Third Avenue, Mail Drop 2-7

New York, NY 10158-0180

Attn: Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

54

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

55

Investment manager: Neuberger Berman Management LLC

Sub-advisers: Neuberger Berman Fixed Income LLC
Neuberger Berman Europe Limited

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

P0093 06/15

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.
Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant’s applicable semi-annual report included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief

Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Robert Conti Robert Conti Chief Executive Officer and President

Date: July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti Robert Conti Chief Executive Officer and President

Date: July 1, 2015

By:	/s/ John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: July 1, 2015